As filed with the Securities and Exchange Commission on September 27, 2011.

1933 Act File No. 33-65572
1940 Act File No. 811-7852

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  X
Pre-Effective Amendment No. ___
Post-Effective Amendment No.  67
and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 X
Amendment No.  68

USAA MUTUAL FUNDS TRUST
(Exact Name of Registrant as Specified in Charter)

9800 Fredericksburg Road, San Antonio, TX  78288
(Address of Principal Executive Offices)     (Zip Code)

Registrant’s Telephone Number, including Area Code (210) 498-0226

Christopher P. Laia, Secretary
USAA MUTUAL FUNDS TRUST
9800 Fredericksburg Road
San Antonio, TX  78288-0227
(Name and Address of Agent for Service)

It is proposed that this filing will become effective under Rule 485

___ immediately upon filing pursuant to paragraph (b)
_ X__ on (October 1, 2011) pursuant to paragraph (b)
___ 60 days after filing pursuant to paragraph (a)(1)
_ _ on (date) pursuant to paragraph (a)(1)
___ 75 days after filing pursuant to paragraph (a)(2)
___ on (date) pursuant to paragraph (a)(2)

If appropriate, check the following box:

_____  This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Exhibit Index Page 549

Part A

The Prospectuses for the Balanced Strategy Fund, Cornerstone Strategy Fund, Growth and Tax Strategy Fund, Emerging Markets Fund Shares,
Emerging Markets Fund Institutional Shares, Emerging Markets Fund Adviser Shares, International Fund Shares, International Fund Institutional Shares,
International Fund Adviser Shares, Precious Metals and Minerals Fund Shares, Precious Metals and Minerals Fund Institutional Shares
Precious Metals and Minerals Fund Adviser Shares, World Growth Fund Shares, World Growth Fund Adviser Shares, GNMA Trust Shares,
GNMA Trust Adviser Shares, Treasury Money Market Trust and Managed Allocation Fund

as included herein

Part A

The Prospectus for the Balanced Strategy Fund

is included herein

[USAA EAGLE LOGO (R)]

PROSPECTUS
USAA BALANCED STRATEGY FUND
TICKER SYMBOL: USBSX
OCTOBER 1, 2011

[GRAPHIC OMITTED]

As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of this Fund’s shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Investment Objective	1
Fees and Expenses	1
Principal Investment Strategy	2
Principal Risks	3
Performance	6
Investment Adviser	8
Subadviser(s)	8
Portfolio Manager(s)	8
Purchase and Sale of Shares	9
Tax Information	9
Payments to Broker-Dealers and
Other Financial Intermediaries	9
Investment Objective	10
Principal Investment Strategy	10
Risks	19
Portfolio Holdings	24
Fund Management	24
Portfolio Manager(s)	26
Purchases and Redemptions	28
Exchanges	33
Other Important Information
About Purchases and Redemptions	34
Shareholder Information	38
Financial Highlights	43

INVESTMENT OBJECTIVE

The USAA Balanced Strategy Fund (the Fund) is an asset allocation fund with an investment objective to seek high total return, with reduced risk over time, through an asset allocation strategy that seeks a combination of long-term growth of capital and current income.

FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses are based on expenses incurred during the Fund’s most recently completed fiscal year.

Shareholder Fees (fees paid directly from your investment)
Sale Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sale Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.76%(a)
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.60%
Acquired Fund Fees and Expenses	0.07%
Total Annual Operating Expenses	1.43%
Reimbursement From Adviser	(0.36)%
Total Annual Operating Expenses After Reimbursement	1.07%(b)

(a) A performance fee adjustment may increase or decrease the management fee by up to +/– 0.06% of the average net assets of the Fund during a rolling 36-month period. The performance fee adjustment increased the management fee of 0.75% by 0.01% for the most recent fiscal year ended May 31, 2011.

1 | USAA Balanced Strategy Fund

(b) The Adviser has agreed, through October 1, 2012, to make payments or waive management, administration, and other fees to limit the expenses of the Fund so that the total annual operating expenses of the Fund (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 1.00% of the Fund’s average daily net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund’s Board of Trustees and may be changed or terminated by the Adviser at any time after October 1, 2012.

Example

This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund’s operating expenses remain the same, (3) you redeem all of your shares at the end of the periods shown, and (4) the expense reimbursement arrangement has terminated.

1 Year	3 Years	5 Years	10 Years
$146	$452	$782	$1,713

Portfolio Turnover

The Fund pays transaction costs, including commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes where fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

For the most recent fiscal year, the Fund’s portfolio turnover rate was 145% of the average value of its whole portfolio.

PRINCIPAL INVESTMENT STRATEGY

Using preset target ranges, the Fund’s strategy is to invest its assets in a combination of stocks on the one hand and bonds and money market instruments on the other.

Prospectus | 2

The Fund also may use alternative investment strategies from time to time, in an attempt to reduce the Fund’s volatility over time and enhance the Fund’s return and diversification. One such strategy involves selling index call or corresponding exchange-traded fund (ETF) options and purchasing index put or corresponding ETF options or put spread options against a highly correlated stock portfolio to reduce the Fund’s volatility. This option strategy may not fully protect the Fund against declines in the value of its stock portfolio, and the Fund could experience a loss in both the stock and option portions of its portfolio. The combination of the diversified stock portfolio with the index call and put or corresponding ETF options is designed to provide the Fund with fairly consistent returns over a wide range of equity market environments. When the Fund simultaneously sells index put options to fund the purchases, resulting in an index put spread, the Fund has increased exposure to further market decline when it falls below the strike of the short index put option.

PRINCIPAL RISKS

Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. The Fund is actively managed and the investment techniques and risk analyses used by the Fund’s manager(s) may not produce the desired results. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in this Fund.

Some of the securities held in the Fund’s portfolio are subject to credit risk, which is the possibility that a borrower cannot make timely interest and principal payments on its securities or that a party to a transaction involving the Fund will fail to meet its obligations. The Fund accepts some credit risk as a recognized means to enhance an investor’s return. All fixed-income securities varying from the highest quality to very speculative have some degree of credit risk.

The Fund may invest in futures and options and other types of derivatives. Risks associated with derivatives include the risk that the derivative is not well-correlated with the security, index, or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the Fund will be unable to sell the derivative

3 | USAA Balanced Strategy Fund

because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could reduce potential returns or even cause losses to the Fund.

The equity securities in the Fund’s portfolio are subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a company’s operations. Equity securities tend to be more volatile than bonds. In addition, to the degree the Fund invests in foreign securities, there is a possibility that the value of the Fund’s investments in foreign securities will decrease because of unique risks, such as currency exchange rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes.

The Fund may invest in shares of ETFs, which generally are investment companies that hold a portfolio of common stocks or debt securities designed to track the price performance and yield of a particular securities market index (or sector of an index). The Fund may invest in shares of ETFs, which generally are investment companies that hold a portfolio of common stocks designed to track the price performance and dividend yield of a particular securities market index (or sector of an index). ETFs, as investment companies, incur their own management and other fees and expenses, such as trustees' fees, operating expenses, registration fees, and marketing expenses, a proportionate share of which would be indirectly borne by the Fund. As a result, an investment by the Fund in an ETF could cause the Fund’s operating expenses to be higher and, in turn, performance to be lower than if it were to invest directly in the securities underlying the ETF. In addition, the Fund will be indirectly exposed to all of the risk of securities held by the ETFs.

The Fund is subject to the risk associated with securities or practices that multiply small price movements into large changes in value. The more the Fund invests in leveraged instruments or strategies that use leveraged, the more this leverage will magnify any losses on those investments.

Prospectus | 4

The Fund could experience a loss in the options portion of the portfolio. When it sells index call options, the Fund receives cash but limits its opportunity to profit from an increase in the market value of its stock portfolio. When the Fund purchases index put options, it risks the loss of the cash paid for the options. At times, the Fund may not own put options, resulting in increased exposure to a market decline.

Liquidity risk is the risk that a Fund may not be able to sell or dispose of securities in the within seven days or less in the ordinary course of business at approximately the value ascribed to such securities.

The Fund also is subject to the risk that the market value of the bonds in its portfolio will decline because of rising interest rates, adverse changes in supply and demand securities, or other market factors. Bond prices are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall and when interest rates fall, bond prices rise. The price volatility of a bond also depends on its maturity. Generally, the longer the maturity of a bond, the greater is its sensitivity to interest rates. To compensate investors for this higher interest rate risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities.

To implement the Fund’s principal investment strategies, the Fund’s securities may need to be actively and frequently traded to rebalance its portfolio. The Fund will pay more in brokerage commissions than it would without a rebalancing policy and its portfolio turnover rate will likely exceed 100% and vary from year to year depending on the frequency of the investment allocation decisions made. A high turnover rate increases transaction costs and may increase taxable capital gains, which may adversely affect Fund performance. In addition, as a result of the need to rebalance, the Fund has less flexibility in the timing of purchases and sales of securities than it would otherwise. While the Fund attempts to minimize any adverse impact to it or its shareholders, the Fund may have a higher proportion of capital gains and a lower return than a fund that does not have a rebalancing policy.

An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

5 | USAA Balanced Strategy Fund

PERFORMANCE

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart illustrates the Fund's volatility and performance from year to year for each full calendar year over the past 10 years. The table shows how the Fund's average annual total returns for the periods indicated compared to those of the Fund's benchmark index and an index of funds with similar investment objectives.

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. For the most current price, total return, and yield information for this Fund, log on to usaa.com or call (800) 531-USAA (8722).

 RISK/RETURN BAR CHART
Annual Returns for Periods Ended December 31

CALENDER YEAR	TOTAL RETURNS
2010	13.51%
2009	36.03%
2008	-32.46%
2007	3.70%
2006	7.37%
2005	4.35%
2004	8.06%
2003	19.39%
2002	-10.11%
2001	10.96%

SIX-MONTH YTD TOTAL RETURN
6.14% (6/30/11)
BEST QUARTER*	WORST QUARTER*
22.93% 2nd Qtr. 2009	-19.27% 4th Qtr. 2008
* Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

Prospectus | 6

AVERAGE ANNUAL TOTAL RETURNS
For Periods Ended December 31, 2010

	1 Year	5 Years	10 Years
Balanced Strategy Fund
Before Taxes	13.51%	3.03%	4.54%
After Taxes on Distributions	12.45%	1.51%	3.17%
After Taxes on Distributions and Sale of Fund Shares	8.95%	1.84%	3.24%

	1 Year	5 Years	10 Years
Indexes
Russell 3000® Index (reflects no deduction for fees, expenses, or taxes)	16.93%	2.74%	2.16%

Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	6.54%	5.80%	5.84%

Lipper Balanced Funds Index (reflects no deduction for taxes)	11.54%	3.63%	3.81%

The after-tax returns are shown in two ways: (1) assume that you owned shares of the Fund during the entire period and paid taxes on the Fund’s distributions of taxable net investment income or realized capital gains, if any, and (2) assume that you paid taxes on the Fund’s distributions of such income and gains and sold all shares at the end of each period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown above are not relevant to you.

7 | USAA Balanced Strategy Fund

INVESTMENT ADVISER

USAA Investment Management Company (IMCO)

SUBADVISER(S)

QS Investors, LLC (QS Investors)

PORTFOLIO MANAGER(S)

IMCO

▪	Bonds

Arnold J. Espe, CFA, Vice President of Mutual Fund Portfolios, has managed the bonds and money market instruments investment category since January 2004.

▪	Stocks

John P. Toohey, CFA, Vice President of Equity Investments, is responsible for the Fund’s asset allocation and has co-managed the portion of the stocks investment category that invests in ETFs since July 2009.

Wasif A. Latif, Vice President of Equity Investments, has co-managed the portion of the stocks investment category that invests in ETFs since July 2009.

QS Investors

▪	Stocks

Robert Wang, Head of Portfolio Management of QS Investors and portfolio manager, began managing the stocks investment category of the Fund in October 2006.

Russell Shtern, CFA, Head of Equity Portfolio Management and Trading, began managing the stocks investment category of the Fund in August 2010.

Prospectus | 8

PURCHASE AND SALE OF SHARES

You may purchase or redeem shares of the Fund on any business day through our website at usaa.com or mobile.usaa.com; by mail at P.O. Box 659453, San Antonio, Texas 78288-9825; by telephone (800) 531-USAA (8722); or by fax to (800) 292-8177. Shares may be purchased by electronic funds transfer (EFT), by check, or by bank wire. You may receive redemption proceeds by EFT, check, or bank wire.

The minimum initial purchase is $3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs]. The minimum subsequent investment is $50. No initial investment is required if you elect to have monthly electronic investments of at least $20 per transaction, per account.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you invest through an IRA, 401(k) plan, or other tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

9| USAA Balanced Strategy Fund

USAA Investment Management Company (IMCO) manages this Fund. For easier reading, IMCO may be referred to as “we” or “us” throughout the prospectus.

INVESTMENT OBJECTIVE

■     What is the Fund’s investment objective?

The Fund has an investment objective to seek high total return, with reduced risk over time, through an asset allocation strategy that seeks a combination of long-term growth of capital and current income. The Fund’s Board of Trustees may change this investment objective without shareholder approval.

PRINCIPAL INVESTMENT STRATEGY

■      What is the Fund’s principal investment strategy?

The Fund’s principal investment strategy is to provide a diversified investment program within one mutual fund by allocating its assets in each of the following investment categories according to the following targeted ranges. Securities are classified by category at the time of purchase.

Investment Category	Percentage Target Range Of Net Assets
Stocks Bonds and Money Market Instruments	30% - 70% 30% - 70%

The ranges allow for a variance within each investment category. The Fund’s Board of Trustees may revise the target ranges without prior written notice to shareholders. In addition, we may go outside the ranges on a temporary defensive basis whenever we believe it is in the best interest of the Fund and its shareholders.

Prospectus | 10

In addition to the principal investment strategies discussed above, the Fund may seek to earn additional income through securities lending. When the Fund loans its securities, there is a risk of delay in recovering a loaned security and/or a risk of loss in collateral if the borrower becomes insolvent. There also is the risk that any assets acquired with cash collateral received in connection with securities loans will decline in value. The Fund also may use alternative investments such as derivatives and other strategies and may engage in frequent and active trading.

■	Why are stocks and bonds mixed in the same Fund?

From time to time, the stock and bond markets may fluctuate independently of each other. In other words, a decline in the stock market may, in certain instances, be offset by a rise in the bond market, or vice versa. As a result, the Fund, with its mix of stocks and bonds, is expected in the long run to entail less market risk (and potentially less return) than a mutual fund investing exclusively in stocks.

■      Why were these investment categories and target ranges selected?

The investment categories and target ranges were selected to provide investors with a diversified investment in a single mutual fund. Stocks provide the potential for long-term capital growth while bonds provide the potential for high current income. Money market instruments provide a means for temporary investment of cash balances arising in the normal course of business.

■      What actions are taken to keep the Fund’s asset allocations within the target ranges?

If market action causes the actual assets of the Fund in one or more investment categories to move outside the ranges, we will make adjustments to rebalance the portfolio.

STOCKS

■	What types of stocks are included in the Fund’s portfolio?

The stocks investment category will be invested in domestic common stocks and other equity securities within all asset classes (small-, mid-, and large-cap), which primarily include those within the Russell 3000® Index. Equity securities may include common stocks, preferred and preference stocks, convertible securities, and depositary receipts for

11 | USAA Balanced Strategy Fund

such securities. These securities may be listed on securities exchanges, traded in various over-the-counter markets, or have no organized markets. The Fund also may invest to a lesser extent in foreign common stocks and other equity securities including emerging markets.

The Fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies, or securities) including futures contracts, options contracts and swaps, in seeking its investment objective, including to manage its exposure to changes in securities prices and foreign currencies, in an effort to enhance income, and to protect the value of portfolio securities. The Fund also may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

In addition, we may invest the Fund’s total assets in ETFs, including domestic, international, and emerging markets ETFs, which are, with a few exceptions, open-end investment companies that trade on exchanges throughout the day. More specifically, ETFs typically track a market index or specific sectors of the stock or bond markets. Because they trade like stocks, they offer trading flexibility desired by both individuals and institutions. Like any security that trades on an exchange, the value of the underlying securities is the major factor in determining an ETF’s price. The price of an ETF is determined by supply and demand. Thus, ETFs do not necessarily trade at their NAVs. The Fund will value any ETF in its portfolio at its last sale or closing market price, which typically approximates its NAV although there may be times when the market price and NAV vary to a greater extent. ETFs generally will focus on specific equity styles, which include, but are not limited to, large-cap growth, large-cap value, small-cap growth, and small-cap value.

The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an ETF in amounts exceeding limits set forth in the Investment Company Act of 1940 that would otherwise be applicable.

■	What other equity-related strategies will the Fund utilize?

As an alternative investment strategy in an attempt to reduce the Fund’s volatility over time, the Fund may implement an index option

Prospectus | 12

based strategy by selling index call or corresponding ETF options and buying index put or corresponding ETF options or put spread options.

As the seller of an index call or corresponding ETF option, the Fund receives cash (the premium) from the purchaser. The purchaser of an index call option has the right to any appreciation in the value of the index over a fixed price (the exercise price) on a certain date in the future (the expiration date). If the purchaser does not exercise the option, the Fund retains the premium. If the purchaser exercises the option, the Fund pays the purchaser the difference between the price of the index and the exercise price of the option. The premium, the exercise price, and the market value of the index determine the gain or loss realized by the Fund as the seller of the index call option. The Fund also may repurchase the call or corresponding ETF option prior to the expiration date, ending its obligation. In this case, the cost of repur-chasing the option will determine the gain or loss realized by the Fund.

As the buyer of an index put or corresponding ETF option, the Fund attempts to reduce losses on its stock portfolio from a significant market decline over a short period of time. The value of an index put or corresponding ETF option generally increases as stock prices decrease.

■	Are there any risks to buying and selling index options?

Selling index call options can reduce the risk of owning a stock portfolio, because declines in the value of the stock portfolio would be offset to the extent of the up-front cash (premium) received at the time of selling the call option. However, if the value of the index on which the option is based appreciates to a price higher than the option’s exercise price, it can be expected that the purchaser will exercise the option and the Fund will be obligated to pay the purchaser the difference between the exercise price and the appreciated value of the index. Therefore, selling index call options also can limit the Fund’s opportunity to profit from an increase in the market value of the stock portfolio.

Purchasing index put options can reduce the risk of declines in the value of a stock portfolio, because a put option gives its purchaser, in return for a premium, the right to receive the difference between the exercise price of the option and any decline in the value of the index below the exercise price. However, the Fund risks losing all or part of the cash paid for purchasing index put options if the value of the index does not decline below its exercise price. At times, the Fund may not own any put options, resulting in increased exposure to a market decline. Unusual market conditions or the lack of a ready market for

13 | USAA Balanced Strategy Fund

any particular option at a specific time may reduce the effectiveness of the Fund’s option strategies.

■	What are the key characteristics of “alternative investments”?

Alternative investments such as GTAA are expected to have relatively low correlation to traditional asset classes like stocks and bonds. While alternative investments can be very volatile on a stand-alone basis, when combined with traditional asset classes their low correlation can provide risk-reducing diversification to the Fund during periods of market disruption. For example, a GTAA strategy would be expected to perform well when an excessive valuation (that is, a “bubble”) unwinds in a particular asset class the GTAA manager has shorted. While alternative investments have demonstrated low correlation to tradi-tional asset classes historically, there are no assurances they will provide the expected diversification benefits in each market crisis going forward.

■ What is the GTAA strategy?

In an attempt to enhance the Fund’s return and diversification, the Fund also may employ a GTAA strategy, which is a total return strategy designed to add value by benefiting from short- and medium-term mispricing within global equity, bond, and currency markets. This strategy will be implemented indirectly by investing the Fund’s assets in hedge or other funds that utilize a GTAA Strategy.

The GTAA strategy seeks to enhance the Fund’s return by shifting investment weightings among global equity, bond, and currency markets in an effort to capture short- and medium-term market moves. The end result is a portfolio of equity, bond, and currency positions intended to generate returns for the Fund that exceed those that could be achieved without the GTAA strategy, although there can be no guarantee that such result will be achieved. Because the GTAA strategy focuses on short- and medium-term market moves, the portfolio utilizing the strategy is expected to change frequently.

The GTAA strategy invests in short-term money market instruments, long and short positions in global equity and fixed income exchange-traded futures, currency forwards, and other derivative instruments, such as swaps. The GTAA strategy also invests in options and futures based on any type of security or index, including options and futures traded on foreign exchanges. Some options and futures strategies, including selling futures, buying puts, and writing calls, hedge the strategy’s investments against price fluctuations. Other strategies,

Prospectus | 14

including buying futures, writing puts, and buying calls, tend to increase and will broaden the strategy’s market exposure. Options and futures may be combined with each other, or with forward contracts, in order to adjust the risk and return characteristics of an overall strategy.

The GTAA strategy also may utilize forward currency exchange contracts (agreements to exchange one currency for another at a future date), may buy and sell options and futures contracts relating to foreign currencies, and may purchase securities indexed to foreign currencies. Currency management strategies allow this portion of the portfolio to shift investment exposure from one currency to another or to attempt to profit from anticipated declines in the value of a foreign currency relative to the U.S. dollar. Successful implementation of a GTAA strategy depends on the judgment of the GTAA strategy manager as to the potential risks and rewards of implementing the different types of strategies.

■	How are the decisions to buy and sell stocks made?

QS Investors

Investment Philosophy. QS Investors pursues an actively managed, quantitative investment process. QS Investors’ investment philosophy is based on three central tenets: First, securities have an intrinsic value from which they deviate over time. QS Investors believes that the best way to measure a security’s fair value is relative to its peers within its own industry. Second, QS Investors believes that finding attractive companies with long-term potential requires a consideration of both growth and value attributes. Technical analysis further enhances the stock selection process, helping to identify timely market opportunities. Finally, quantitative investment models provide an improved framework for selecting potentially mispriced stocks in an unbiased, consistent, and repeatable manner.

Quantitative Investment Approach. QS Investors blends fundamental equity analysis and quantitative investment theory into a disciplined and systematic process. This technique minimizes subjectivity and allows the portfolio management team to analyze the broadest possible universe of stocks. QS Investors’ proprietary U.S. stock evaluation model, the quantitative Investment Model, incorporates valuation and growth investment parameters and is used to select securities. QS Investors believes that combining techniques used by fundamental value investors with extensive growth and earnings analysis minimizes investment style bias and ultimately produces a “pure” stock selection

15 | USAA Balanced Strategy Fund

process that seeks to add value in any market environment. QS Investors also incorporates technical analysis to capture short-term price changes and market responsiveness to new information.

By applying a rigorous portfolio construction process, the portfolio management team targets excess return levels similar to traditional managers, while holding a significantly more diversified basket of stocks. Non-linear market impact assumptions are also incorporated into the process to maximize the trade-off between the anticipated pickup from trading and the costs associated with making these trades.

Portfolio Construction and Quantitative Risk Management. QS Investors extensively screens the universe of securities comprising the Russell 3000® Index using multiple investment parameters to identify what QS Investors believes are the most and least attractive securities. Expected returns are generated for each security relative to its own industry. Securities are then selected based on expected returns, risk control constraints and anticipated transaction costs.

IMCO

In making the determination to buy and sell ETFs in the Fund’s portfolio, we will consider a variety of technical and fundamental factors.

BONDS AND MONEY MARKET INSTRUMENTS

■	What types of bonds are included in the Fund’s portfolio?

The debt securities in which the Fund invests may include, but are not limited to, obligations of U.S., state, and local governments, their agencies and instrumentalities; mortgage- and asset-backed securities; corporate debt securities; repurchase agreements; and other securities believed to have debt like characteristics, including synthetic securities.

Certain bond and money market instruments, such as collateralized mortgage obligations , commercial mortgage-backed securities (CMBS), interest only CMBS securities , periodic auction reset bonds, loan interests, Eurodollar and Yankee obligations, and synthetic securities are subject to special risks that are described in the statement of additional information (SAI).

The Fund is limited to 20% of its net assets invested in preferred or convertible securities. In addition, the Fund may invest up to 15% of its net assets in illiquid securities, which generally are securities that the

Prospectus | 16

Fund cannot expect to sell or dispose of in the ordinary course of business within seven days or less at approximately the value ascribed to such securities.

■      What is the credit quality of the bonds and money market instruments?

The Fund will invest primarily in investment-grade securities. Investment-grade securities include securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, as well as securities rated or subject to a guarantee that is rated within the categories listed by at least one of the Nationally Recognized Statistical Rating Organizations (NRSROs) approved by the SEC. Below are investment-grade ratings for five of the current NRSRO rating agencies:

	Long-Term	Short-Term
Rating Agency	Debt Securities	Debt Securities
Moody’s Investors Service, Inc.	At least Baa3	At least Prime–3 or MIG 3

Standard & Poor’s Rating Services	At least BBB –	At least A–3 or SP–2

Fitch Ratings, Inc.	At least BBB –	At least F3

Dominion Bond Rating Service Limited	At least BBB low	At least R–2 low

A.M. Best Co., Inc.	At least bbb	At least AMB–3

If a security is not rated, we may make a determination that the security is of equivalent investment quality to a comparable security.

In addition, the Fund may invest up to 10% of its net assets that at the time of purchase are below-investment-grade securities, which are sometimes referred to as high-yield or “junk” bonds. Below-investment-grade securities are considered speculative and are subject to signifi-cant credit risk since they are believed to represent a greater risk of default than more creditworthy investment-grade securities. These lower quality securities generally have less interest rate risk and higher credit risk than the higher quality securities. At the same time, the volatility of below-investment-grade securities historically has been

17 | USAA Balanced Strategy Fund

notably less than that of the equity market as a whole. The market on which below-investment-grade securities is traded also may be less liquid than the market for investment-grade securities.

You will find a further description of debt ratings in the Fund’s SAI.

■      What is the difference between investing in high-yield bonds and investing in investment-grade bonds?

The bond markets generally offer a greater potential return only for accepting a greater level of risk. The two most common risks are credit risk – or the risk that an issuer will be unable to make timely dividend, interest, or principal payments; and interest rate risk – or the risk that a security’s market value will change with interest rates.

In the investment-grade bond market (where credit risks are generally considered low), a higher return is normally used to entice investors into buying longer-maturity bonds, thereby accepting greater sensitivity to changes in interest rates. In contrast, high-yield securities are often considered hybrids, with characteristics of both stocks and bonds. High-yield securities generally have less interest rate risk and higher credit risk than higher-quality bonds. A higher return is normally used to entice investors into buying securities with a greater risk of default. Normally, the higher the credit risk, the higher the potential return. In effect, high-yield investors are trading a portion of the interest rate risk inherent in investment-grade bonds for bond-specific credit risk (each high-yield security is a unique story). At the same time, the volatility of high-yield securities portfolios historically has been notably less than that of the equity market as a whole.

As a result, high-yield securities portfolios have often acted differently than investment-grade bond securities portfolios. High-yield securities are more sensitive to changes in economic conditions than investment-grade bonds. The portfolio may underperform when the outlook for the economy is negative. Conversely, the portfolio may outperform when the economic outlook turns positive.

■	How are the decisions to buy and sell bonds made?

We buy bonds that represent value in current market conditions. Value is a combination of yield, credit quality, structure (maturity, coupon, redemption features), and liquidity. Recognizing value is the result of simultaneously analyzing the interaction of these factors among the securities available in the market. We will sell a security if we become concerned about its credit risk, are forced by market factors to raise

Prospectus | 18

money, or determine that an attractive replacement security is available.

■      What types of money market instruments are included in the Fund’s portfolio?

The money market instruments included in the Fund’s portfolio are investment-grade, U.S. dollar-denominated debt securities that have remaining maturities of one year or less. They may carry either fixed or variable interest rates and may include, but are not limited to, variable-rate demand notes; commercial paper; Treasury bills, bonds, notes, and certificates of deposit; repurchase agreements; asset-backed securities; Eurodollar and Yankee obligations; and other money market securities.

TEMPORARY DEFENSIVE STRATEGY

The Fund may, from time to time, take temporary defensive positions that are consistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. The effect of taking such a temporary defensive position is that the Fund may not achieve its investment objective.

RISKS

Credit Risk: The possibility that a borrower cannot make timely interest and principal payments on its securities. The fixed-income securities in the Fund’s portfolio are subject to credit risk. The Fund accepts some credit risk as a recognized means to enhance investors’ return. All securities varying from the highest quality to the very speculative have some degree of credit risk. We attempt to minimize the Fund’s overall credit risk by:

❖
Primarily investing in securities considered at least investment grade at the time of purchase. Nevertheless, even investment-grade securities are subject to some credit risk. In addition, the ratings of securities are the rating agencies’ estimates of the credit quality of the securities. The ratings may not take into account every risk related to whether interest or principal will be repaid on a timely basis.

❖	When evaluating potential investments for the Fund, our credit analysts also independently assess credit risk and its impact on the Fund’s portfolio.

19 | USAA Balanced Strategy Fund

❖
Diversifying the Fund’s portfolio by investing in securities of a large number of unrelated issuers, which reduces a Fund’s exposure to the risks of an investment in the securities of any one issuer or group of issuers. We invest in many securities with slightly different risk characteristics and across different economic sectors and geographic regions. If a random credit event should occur, such as a default, the Fund would suffer a much smaller loss than if the Fund were concentrated in relatively large holdings with highly correlated risks.

Securities rated below investment grade (junk or high-yield bonds) should be regarded as speculative, because their issuers are more susceptible to financial setbacks and recession than more creditworthy companies. High-yield bond issuers include small companies lacking the history or capital to merit investment-grade status, former blue chip companies downgraded because of financial problems, and firms with heavy debt loads. If the Fund invests in securities whose issuers develop unexpected credit problems, the Fund’s NAV could decline. Changes in economic conditions or other circumstances are more likely to lead to a weakened capability to make principal and interest payments on these securities than is the case on higher-rated securities.

Derivatives Risk: The Fund may invest in futures and options and other types of derivatives. Risks associated with derivatives include the risk that the derivative is not well-correlated with the security, index, or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could reduce potential returns or even cause losses to the Fund.

ETFs Risk: The Fund may invest a substantial portion of its assets in ETFs, which generally are registered investment companies. By investing in the Fund, you will be exposed to the same risks of the ETFs’ holdings as the ETFs themselves in direct proportion to the allocation of the Fund’s assets among those ETFs. You also will indirectly bear fees and expenses charged by the ETFs in which the Fund invests in

Prospectus | 20

addition to the Fund’s direct fees and expenses. In addition, each ETF typically is a “passive investor” and therefore invests in the securities and sectors contained in the index it seeks to track without regard for or analysis of the prospects of such securities or sectors. An ETF may invest in all of the securities in such index or in a representative sample of such securities. The ETFs will not attempt to take defensive positions in volatile or declining markets or under other conditions. Furthermore, the ETFs will not be able to duplicate exactly the performance of the underlying indexes they track. The difference in performance between an ETF and the index it seeks to track can be due to, among other factors, the expenses that the ETF pays, regulatory constraints, investment strategies, or techniques undertaken by the ETF, and changes to an underlying index. There also may be a lack of correlation between the securities in an index and those actually held by an ETF. Moreover, the market price of an ETF may be different from the NAV of such ETF (i.e., the ETF may trade at a discount or premium to its NAV). The performance of a fund that invests in such an ETF could be adversely impacted. In addition, although the ETFs are generally listed on securities exchanges, there can be no assurances that an active trading market for such ETFs will be maintained. Secondary market trading in the ETFs also may be halted by a national securities exchange because of market conditions or for other reasons. There can be no assurances that the requirement necessary to maintain the listing of the ETFs will continue to be met or will remain unchanged.

Foreign Investing Risk: The possibility that the value of the Fund’s investments in foreign securities will decrease because of unique risks, such as currency exchange-rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Two forms of foreign investing risk are emerging markets risk and political risk.

❖
Emerging Markets Risk: Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that generally are less diverse and mature than those in the United States and to political systems that may be less stable.

❖	Political Risk: Political risk includes a greater potential for coups d’etat, revolts, and expropriation by governmental organizations.

21 | USAA Balanced Strategy Fund

GTAA Risk: The success of the GTAA strategy depends, in part, on the investment adviser’s ability to analyze the correlation between various global markets and asset classes. If the adviser’s correlation analysis proves to be incorrect, losses in the strategy may be significant and may exceed the targeted risk level of market exposure for the GTAA strategy.

In addition, the risks associated with a GTAA strategy include the risks of investing in debt securities, futures and foreign currencies, foreign investments, derivatives, indexed securities, when-issued securities, illiquid securities, and small-capitalization companies. Any investment made using a GTAA strategy will generally be considered illiquid.

Interest Rate Risk: As a mutual fund investing in bonds, each Fund is subject to the risk that the market value of the bonds will fluctuate because of changes in interest rates. Bond prices are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall, and when interest rates fall, bond prices rise. The price volatility of a bond also depends on its maturity. Generally, the longer the maturity of a bond, the greater is its sensitivity to interest rates. To compensate investors for this higher risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities.

❖	If interest rates increase, the yield of the Fund may increase and the market value of the Fund’s securities will likely decline, adversely affecting the Fund’s NAV and total return.

❖	If interest rates decrease, the yield of the Fund may decrease. In addition, the market value of the Fund’s securities may increase, which would likely increase the Fund’s NAV and total return.

Leveraging Risk: The risk associated with securities or practices that multiply small price movements into large changes in value. The more the Fund invests in leveraged instruments or strategies that use leveraged instruments such as GTAA, the more this leverage will magnify any losses on those investments.

Liquidity Risk: Liquidity risk is the risk that the fund’s investment generally cannot be disposed of in the ordinary course of business, seven days or less, at approximately the same value at which the Fund has valued the investment. In addition, investment in the GTAA strategy has additional restrictions on redemptions that may limit the ability of the Fund to dispose of the particular investment.

Prospectus | 22

Management Risk: Because the Fund is actively managed, it is subject to management risk and there is no guarantee that the investment techniques and risk analyses used by the Fund’s manager(s) will produce the desired results. In addition, we operate under a “manager-of-managers” structure, which gives us the right, with the prior approval of the Fund’s Board of Trustees and without shareholder approval, to change subadvisers. If we add or replace a subadviser of the Fund, the Fund could experience higher portfolio turnover and higher transaction costs than normal if the new subadviser realigns the portfolio to reflect its investment techniques and philosophy. A realignment of the Fund’s portfolio could result in higher capital gains and distributions, which could affect the tax efficiency of the Fund negatively for that fiscal year.

Portfolio Turnover Risk: To implement the Fund’s principal investment strategies, the Fund’s securities may need to be actively and frequently traded. The Fund’s portfolio turnover rate may exceed 100% and vary from year to year depending on the frequency of the investment allocation decisions made. A high turnover rate increases transaction costs and may increase taxable capital gains, which may adversely affect Fund performance.

Rebalancing Risk: In purchasing and selling securities to rebalance its portfolio, the Fund will pay more in brokerage commissions than it would without a rebalancing policy. As a result of the need to rebalance, the Fund also has less flexibility in the timing of purchases and sales of securities than it would otherwise. While we will attempt to minimize any adverse impact to the Fund or its shareholders, the Fund may have a higher proportion of capital gains and a lower return than a fund that does not have a rebalancing policy.

Stock Market Risk: Because the Fund invests in stocks, it is subject to stock market risk. A company’s stock price in general may decline over short or even extended periods regardless of the success or failure of a company’s operations. Stock markets tend to run in cycles, with periods when stock prices generally go up, and periods when stock prices generally go down. Stocks tend to be more volatile than bonds.

ADDITIONAL INFORMATION

This prospectus doesn’t tell you about every policy or risk of investing in the Fund. For additional information about the Fund’s investment policies and the types of securities in which the Fund’s assets may be

23 | USAA Balanced Strategy Fund

invested, you may want to request a copy of the SAI (the back cover tells you how to do this).

PORTFOLIO HOLDINGS

The Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities are available in the Fund’s SAI, which is available upon request.

FUND MANAGEMENT

IMCO serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825. We had approximately $94 billion in total assets under management as of August 31, 2011.

We provide investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, we are responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Fund’s Board of Trustees. A discussion regarding the basis of the Board of Trustees’ approval of the Fund’s Advisory and Subadvisory Agreements is available in the Fund’s annual report to shareholders for the periods ended May 31.

The Fund uses a “manager-of-managers” structure. We are authorized to select (with approval of the Fund’s Board of Trustees and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of the Fund’s assets. We monitor each sub-adviser’s performance through quantitative and qualitative analysis and periodically report to the Fund’s Board of Trustees as to whether each subadviser’s agreement should be renewed, terminated, or modified. We also are responsible for allocating assets to the sub-advisers. The allocation for each subadviser can range from 0% to 100% of the Fund’s assets, and we can change the allocations without shareholder approval. We also are responsible for the day-to-day investment management of portions of the Fund that invest in ETFs, bonds, and money market instruments.

For our services, the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance

Prospectus | 24

of the Fund relative to the performance of the Lipper Balanced Funds Index. The base fee, which is accrued daily and paid monthly, is equal to an annualized rate of three-fourths of one percent (0.75%) of the Fund’s average net assets.

The performance adjustment is calculated monthly by comparing the Fund’s performance to that of the Lipper Balanced Funds Index over the performance period. The Lipper Balanced Funds Index tracks the total return performance of the 30 largest funds within the Lipper Balanced Funds category. This category includes funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%. The performance period for the Fund consists of the current month plus the previous 35 months.

The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of over-performance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:

OVER/UNDER PERFORMANCE                                                                             ANNUAL ADJUSTMENT RATE
RELATIVE TO INDEX                                                                                  (IN BASIS POINTS AS A PERCENTAGE
(IN BASIS POINTS)1                                                                                   OF THE FUND’S AVERAGE NET ASSETS)1

+/– 100 to 400                                                                                              +/– 4
+/– 401 to 700                                                                                              +/– 5
+/– 701 and greater                                                                                        +/– 6

1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (0.01%). Average net assets are calculated over a rolling 36-month period.

Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Balanced Funds Index over that period, even if the Fund had overall negative returns during the performance period. For the most recent fiscal year, the performance adjustment increased the management fee of 0.75% by 0.01%.

We have agreed through October 1, 2012, to waive our annual management, administration, and other fees to the extent that total expenses of the Fund (exclusive of commission recapture, expense

25 | USAA Balanced Strategy Fund

offset arrangements, acquired fund fees and expenses, and extra-ordinary expenses) exceed 1.00% of the Fund’s average annual net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund’s Board of Trustees and may be changed or terminated by us at any time after October 1, 2012. The investment management fee we received for the fiscal year ended May 31, 2011, including the effect of any perform-ance adjustment and reimbursements to the Fund, was equal to 0.40% of average net assets.

In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services (SAS), provides transfer agency services to the Fund.

We have entered into a Investment Subadvisory Agreement with QS Investors under which QS Investors will provide day-to-day discretionary management of the portion of the Fund’s stocks investment category attributed to it in accordance with the Fund’s investment objectives, policies, and restrictions, subject to the general supervision of the Fund’s Board of Trustees and IMCO. QS Investors is compensated directly by IMCO and not by the Fund.

QS Investors, located at 880 Third Avenue, New York, NY 10022, serves as a subadviser to the Fund. QS Investors is registered as an investment advisor under the Investment Advisers Act of 1940, as amended. QS Investors manages and advises assets on behalf of institutional clients and retail funds, providing global expertise in research, portfolio management, and quantitative analysis.

PORTFOLIO MANAGER(S)

IMCO

▪	Bonds

Arnold J. Espe, CFA, Vice President of Mutual Fund Portfolios, has managed the Bonds and Money Market Instruments investment category since January 2004. Mr. Espe has 27 years of investment management experience and has worked for us for 11 years. Education: B.S., Willamette University; M.B.A., University of Oregon. He holds the Chartered Financial Analyst (CFA) designation and is a member of the CFA Society of San Antonio.

Prospectus | 26

▪	Stocks

John P. Toohey, CFA, Vice President of Equity Investments, is responsible for the Fund’s asset allocation. He joined USAA in February 2009. He has co-managed the portion of the stocks investment category that invests in ETFs since July 2009. Prior to joining USAA, Mr. Toohey was a managing director at AIG Investments from December 2000 to January 2009, where he was responsible for the investments supporting AIG’s pension plans worldwide. He also was co-portfolio manager for four lifestyle and asset allocation funds, oversaw the equity index fund business, and served as a senior member of the external client asset allocation team. Education: B.A., Mathematics, Williams College. He is a Fellow of the Society of Actuaries and holds the CFA designation.

Wasif A. Latif, Vice President of Equity Investments, has worked for USAA since June 2006. He has co-managed the portion of the stocks investment category that invests in ETFs since July 2009. Education: B.S. in finance, University of Indianapolis, and M.B.A., University of Illinois at Chicago.

QS INVESTORS

▪	Stocks

The Fund’s stock investment portfolio attributed to QS Investors is managed by a team of investment professionals who collaborate to implement the Fund’s investment strategy. Each portfolio manager on the team has authority over all aspects of the Fund’s stock investment portfolio attributed to QS Investors. The following people handle the day-to-day management of the Fund.

Robert Wang, Head of Portfolio Management, has co-managed the market neutral investment strategy of the Fund since July 2008. Mr. Wang has over 28 years of investment experience. Prior to QS Investors, he was the Head of Quantitative Strategies Portfolio Management at Deutsche Asset Management for 15 years. Education: B.S. in economics, The Wharton School, University of Pennsylvania.

Russell Shtern, CFA, Head of Equity Portfolio Management and Trading for QS Investors, began managing the Fund in August 2010. Mr. Shtern has over 12 years of investment management experience. Prior to QS Investors, he was the lead Portfolio Manager for Diversification Based Investing Equity and Tax Managed Equity at Deutsche Asset

27 | USAA Balanced Strategy Fund

Management where he began in 2003. Education: B.B.A., Pace University.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of Fund securities.

CHANGE OF SUBADVISERS

We have received an exemptive order from the Securities and Exchange Commission (SEC) that permits us, subject to certain conditions, including prior approval of the Fund’s Board of Trustees, to appoint and replace subadvisers, enter into subadvisory agreements, and amend subadvisory agreements on behalf of the Fund without shareholder approval. As a result, we can change the fee rate payable to a subadviser or appoint a new subadviser at a fee rate different than that paid to the current subadviser, which in turn may result in a different fee retained by IMCO. We will notify shareholders within 90 days after hiring any new subadviser for the Fund.

PURCHASES AND REDEMPTIONS

OPENING AN ACCOUNT

You may open an account and make purchases on the Internet, by telephone, or by mail, as described below. If opening by mail, you should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account, or we may open your account and take certain actions without prior notice to you, including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated net asset value (NAV). We prohibit opening accounts for, including but not limited to, foreign financial institutions, shell banks, correspondent accounts for foreign shell banks, and correspondent accounts for foreign financial institutions. A “foreign shell bank” is a foreign bank without a physical presence in any country. A “corres-

Prospectus | 28

pondent account” is an account established for a foreign bank to receive deposits from, or to make payments or other disbursements on behalf of, the foreign bank, or to handle other financial transactions related to such foreign bank.

To purchase shares through your USAA brokerage account, please contact USAA Brokerage Services directly. These shares will become part of your USAA brokerage account and will be subject to the applicable policies and procedures. Additional fees also may apply.

If Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. A distribution fee may apply to all full IRA distributions, except for those due to death, disability, divorce, or transfer to other USAA lines of business. Partial IRA distributions are not charged a distribution fee. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

TAXPAYER IDENTIFICATION NUMBER

Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding required by the Internal Revenue Code. See the section on Taxes for additional tax information.

EFFECTIVE DATE

When you make a purchase, your purchase price will be the NAV per share next determined after we or the financial intermediary receive your request in proper form (e.g., complete, signed application and payment). The Fund’s NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern time) of the New York Stock Exchange (NYSE) each day it is open for trading. If we or the financial intermediary receive your purchase request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we or the financial intermediary receive your purchase request or payment after that time, the purchase will be effective on the next business day.

The Fund or its distributor or transfer agent may enter into agreements with third parties (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing

29 | USAA Balanced Strategy Fund

Agents are authorized to receive orders for Fund shares on the Fund’s behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund’s NAV next computed after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.

MINIMUM INITIAL PURCHASE

$3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs].

Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

ADDITIONAL PURCHASES

$50 minimum per transaction, per account.

AUTOMATIC INVESTING

No initial investment if you elect to have monthly electronic investments of at least $20 per transaction, per account.

There are no minimum initial or subsequent purchase payment amounts for investments in the Fund through USAA Strategic Fund Adviser®, USAA Private Investment Management®, USAA 529 College Savings PlanTM, USAA Federal Savings Bank Trust Department, USAA Global Opportunities Portfolio, USAA Managed Portfolios, other designated USAA managed investment accounts. In addition, the Fund may waive or lower purchase minimums in other circumstances.

PAYMENT

If you plan to purchase Fund shares with a check, money order, traveler’s check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler’s checks, or other similar instruments. In addition, we do not accept cash or coins.

In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (e.g., if the NYSE is closed or when permitted by order of the SEC).

Prospectus | 30

REDEEMING AN ACCOUNT

You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in proper form. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern time), your redemption will be effective on the next business day.

We will send your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by electronic funds transfer (EFT) or check is sent after the EFT or check has cleared, which could take up to seven days from the purchase date. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the proceeds you receive upon their redemption.

BUYING AND SELLING FUND SHARES

INTERNET – USAA.COM

■
To establish access to your account, log on to usaa.com and click on “register now” or call (800) 759-8722. Once you have established Internet access to your account, you may use your personal computer, web-enabled telephone, or PDA to perform certain mutual fund transactions by accessing our website. You will be able to open and fund a new mutual fund account, make purchases, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

MOBILE ACCESS – MOBILE.USAA.COM

■	Using your web-enabled telephone, you may review account activity, check balances, and make purchases and redemptions.

USAA SELF-SERVICE TELEPHONE SYSTEM (800) 531-USAA (8722)

■
In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you may use our USAA self-service telephone system to access your Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file.

31 | USAA Balanced Strategy Fund

TELEPHONE

■	Call toll free (800) 531-USAA (8722) to speak with a member service representative. Our hours of operation are Monday – Friday, 7:30 a.m. to 10 p.m. CT and Saturday, 8 a.m. to 5 p.m. CT.

Telephone redemption privileges are established automatically when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record or by electronic delivery to your designated e-mail address.

FAX

■	Send a signed fax with your written redemption instructions to (800) 292-8177.

MAIL

■	If you would like to open an account or request a redemption by mail, send your application and check or written instructions to:

Regular Mail:
USAA Investment Management Company
P.O. Box 659453
San Antonio, TX 78265-9825

Registered or Express Mail:
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, TX 78240

BANK WIRE

■
To add to your account or request a redemption by bank wire, visit us at usaa.com or call (800) 531-USAA (8722) for instructions. This helps to ensure that your account will be credited or debited promptly and correctly. If you sell shares and request your money by wire transfer, there is a $20 domestic wire fee and a $35 foreign wire fee. Your bank also may charge a fee for wires.

Prospectus | 32

EFT

■
Additional purchases on a regular basis may be deducted electronically from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or log on to usaa.com or call (800) 531-USAA (8722) to add them.

USAA BROKERAGE SERVICES

■
To purchase new and additional shares or to request a redemption in your USAA brokerage account, log on to usaa.com or call USAA Brokerage Services at (800) 531-USAA (8722) for instructions. Any purchase or redemption request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to the applicable policies and procedures.

EXCHANGES

EXCHANGE PRIVILEGE

The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided the shares to be acquired are offered in your state of residence.

Exchanges made through the USAA self-service telephone system and the Internet require an ESA on file. After we receive the exchange orders, the Fund’s transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined pursuant to the procedures set forth herein. See section on Effective Date for additional information. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of these shares when they are exchanged.

If your shares are held in your USAA brokerage account, please contact USAA Brokerage Services regarding exchange policies. These shares will become part of your USAA brokerage account, and any exchange request received in good order prior to the close of the NYSE (generally

33 | USAA Balanced Strategy Fund

4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to the applicable policies and procedures.

The Fund has undertaken certain authentication procedures regarding telephone transactions as previously described. In addition, the Fund reserves the right to terminate or change the terms of an exchange offer.

OTHER IMPORTANT INFORMATION ABOUT PURCHASES AND REDEMPTIONS

ACCOUNT BALANCE

USAA Shareholder Account Services may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any UGMA/ UTMA account; (3) all (non-IRA) money market fund accounts; (4) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (5) all IRA accounts (for the first year the account is open).

EXCESSIVE SHORT-TERM TRADING

The USAA Funds generally are not intended as short-term investment vehicles (except for the money market funds, the USAA Short-Term Bond Fund, the USAA Ultra Short-Term Bond Fund, and the USAA Tax Exempt Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as “market timing.”

Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment or redemption by short-term traders. While there is no assurance that the USAA Funds can deter all excessive and short-term trading, the Board of Trustees of the USAA Funds has adopted the following policies (except for the money market funds, the USAA Short-Term Bond Fund, the USAA Ultra Short-Term Bond Fund, and the USAA Tax Exempt Short-Term Fund). These policies

Prospectus | 34

are designed to deter disruptive, excessive short-term trading without needlessly penalizing bona fide investors.

To deter such trading activities, the USAA Funds’ policies and procedures include:

■	Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient manage-ment of the particular fund.

■
Each fund may use a fair value pricing service or other model to assist in establishing the current value of foreign securities held by any of the USAA Funds. Fair value pricing is used to adjust for stale pricing that may occur between the close of certain foreign exchanges or markets and the time the USAA Funds calculate their NAV. Using fair value pricing is intended to deter those trying to take advantage of time-zone differences in the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in the USAA Funds’ using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a fund’s NAV.

THE FUNDS’ RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS

The USAA Funds’ main safeguard against excessive short-term trading is their right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Funds deem that certain excessive short-term trading activities are not in the best interest of the fund because such activities can hamper the efficient management of the fund. Generally, persons who engage in an “in and out” (or ”out and in”) transaction within a 30-day period will violate the USAA Funds’ policy if they engage in another “in and out” (or “out and in”) transaction in the same fund within 90 days. The Funds also reserve the right to restrict future purchases or exchanges if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption or exchange. Finally, the Funds reserve the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of a fund.

The following transactions are exempt from the excessive short-term trading activity policies described above:

35 | USAA Balanced Strategy Fund

■	Transactions in the money market funds, USAA Short-Term Bond Fund, the USAA Ultra Short-Term Bond Fund, and USAA Tax Exempt Short-Term Fund;

■	Purchases and sales pursuant to automatic investment or withdrawal plans;

■
Purchases and sales made through USAA Strategic Fund Adviser®, USAA Private Investment Management®, USAA 529 College Savings PlanTM, USAA Federal Savings Bank Trust Department, USAA Global Opportunities Portfolio, USAA Managed Portfolios, or other designated USAA managed investment accounts;

■	Purchases and sales of the USAA Institutional shares by the USAA Target Retirement Funds; and

■	Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to a fund.

If a person is classified as having engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all USAA Funds.

The USAA Funds rely on the transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that its monitoring activities will successfully detect or prevent all excessive short-term trading. The Funds or the transfer agent may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time.

The USAA Funds seek to apply these policies and procedures uniformly to all investors; however, some investors purchase shares of USAA Funds through financial intermediaries that establish omnibus accounts to invest in the USAA Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The USAA Funds subject to the short-term trading policies generally treat these omnibus accounts as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the Funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request and/or monitor for excessive trading. For those omnibus accounts for

Prospectus | 36

which we have entered into agreements to monitor excessive trading or provide underlying trade information, the financial intermediary or USAA Funds will review net activity in these omnibus accounts for activity that indicates potential excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.

We also may rely on the financial intermediary to review for and identify underlying trading activity for individual accounts engaged in excessive short-term trading activity, and to restrict, limit, or terminate trading privileges if the financial intermediary’s policies are determined by us to be at least as stringent as the USAA Funds’ policy. For shares purchased through financial intermediaries there may be additional or more restrictive policies. You may wish to contact your financial intermediary to determine the policies applicable to your account.

Because of the increased costs to review underlying trading information, the USAA Funds will not enter into agreements with every financial intermediary that operates an omnibus account. The USAA Funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds and can terminate such agreements at any time.

OTHER FUND RIGHTS

The Fund reserves the right to:

■	Reject or restrict purchase or exchange orders when in the best interest of the Fund;

■	Limit or discontinue the offering of shares of the Fund without notice to the shareholders;

■	Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;

■
Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the SAI contains information on acceptable guarantors);

37 | USAA Balanced Strategy Fund

■	Redeem an account with less than $250, with certain limitations; and

■	Restrict or liquidate an account when necessary or appropriate to comply with federal law.

SHAREHOLDER INFORMATION

SHARE PRICE CALCULATION

The price at which you purchase and redeem Fund shares is equal to the NAV per share determined on the effective date of the purchase or redemption. The NAV per share is calculated by adding the value of the Fund’s assets (i.e., the value of its investment in the Fund and other assets), deducting liabilities, and dividing by the number of shares outstanding. Fund shares may be purchased and sold at the NAV per share without a sales charge. The Fund’s NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

VALUATION OF SECURITIES

Portfolio securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on domestic securities exchanges or the over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Portfolio securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board of Trustees. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to price securities when, in the Service’s judgment, these prices are readily available and are repre-sentative of the securities’ market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers in securities; and general market

Prospectus | 38

conditions. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

Securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund’s NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund’s NAV is calculated will not be reflected in the value of the Fund’s foreign securities. However, we and the subadvisers will monitor for events that would materially affect the value of the Fund’s foreign securities. The subadvisers have agreed to notify us of significant events they identify that may materially affect the value of the Fund’s foreign securities. If we determine that a particular event would materially affect the value of the Fund’s foreign securities, then we, under valuation procedures approved by the Fund’s Board of Trustees, will consider such available information that we deem relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day. Futures contracts are valued based upon the last quoted sales price at the close of market on the principal exchange on which they are traded. Option contracts are valued by a pricing service at the National Best Bid/Offer (NBBO) composite price, which is derived from the best available bid and ask prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund’s NAV.

Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by us under valuation procedures approved by the

39 | USAA Balanced Strategy Fund

Fund’s Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund’s NAV to be more reliable than it otherwise would be.

Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

For additional information on how securities are valued, see Valuation of Securities in the Fund’s SAI.

DIVIDENDS AND OTHER DISTRIBUTIONS

The Fund pays net investment income dividends quarterly. Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

We will automatically reinvest all income dividends and capital gain distributions in additional shares of the Fund unless you request to receive the distributions by way of EFT. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any income dividends or capital gain distributions made by the Fund will reduce the NAV per share by the amount of the dividends or other distributions on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any dividend or distribution. Some or all of these distributions are subject to taxes. We will invest in your account any dividend or other distribution payment returned to us by your financial institution at the current NAV per share.

TAXES

This tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax

Prospectus | 40

and may be subject to state or local taxes. A 15% maximum federal income tax rate will apply to individual shareholders through December 31, 2012, for (1) gains on redemptions of Fund shares held for more than one year and (2) the Fund’s distributions from net gains on the sale or exchange of the Fund’s capital assets held for more than one year and from the Fund’s qualified dividend income, which consists of dividends received from domestic corporations and certain foreign corporations assuming certain holding period and other requirements are met by the Fund and the shareholder. Because each investor’s tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

Distributions from the Fund and gains recognized from the sales or other dispositions of Fund shares will be subject to a 3.8% U.S. federal Medicare contribution tax on “net investment income,” beginning in 2013, for individuals with incomes exceeding $200,000 (or $250,000 if married and filing jointly).

■ Shareholder Taxation

Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares. A portion of these dividends may qualify for the 70% dividends-received deduction available to corporations and for the maximum 15% tax rate applicable to qualified dividend income available to individuals.

Regardless of the length of time you have held Fund shares, distributions of net capital gain (i.e., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as long-term capital gains whether received in cash or reinvested in additional shares. These gains will qualify for a reduced capital gains rate for shareholders who are individuals.

■ Withholding

Federal law requires the Fund to withhold (referred to as “backup withholding”) and remit to the U.S. Treasury 28% of (1) taxable net investment income dividends, realized capital gain distributions, and proceeds of redemptions otherwise payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any such shareholder who:

41 | USAA Balanced Strategy Fund

■     Underreports dividend or interest income, or

■     Fails to certify that he or she is not subject to backup withholding.

To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund’s transfer agent that your taxpayer identification number is correct and you currently are not subject to backup withholding.

■ Reporting

The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

SHAREHOLDER MAILINGS

■ Householding

Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund’s most recent financial reports and prospectus even if you or a family member owns more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please contact us and we will begin your individual delivery within 30 days of your request.

■ Electronic Delivery

Log on to usaa.com and sign up to receive your statements, confirmations, financial reports, and prospectuses via the Internet instead of through the mail.

Prospectus | 42

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all income dividends and capital gain distributions).

The information in the financial highlights has been derived from the financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request.

43 | USAA Balanced Strategy Fund

BALANCED STRATEGY FUND

	Year Ended May 31,
	2011	2010	2009		2008		2007
Net asset value at beginning of period	$12.26	$10.08	$14.01		$15.70		$14.97
Income (loss) from investment operations:
Net investment income	.38	.47	.43		.38		.37
Net realized and unrealized gain (loss)	2.05	2.18	(3.95)		(.96)		1.68
Total from investment operations	2.43	2.65	(3.52)		(.58)		2.05
Less distributions from:
Net investment income	(.40)	(.47)	(.41)		(.38)		(.38)
Realized capital gains	-	-	(.00)	(a)	(.73)		(.94)
Total distributions	(.40)	(.47)	(.41)		(1.11)		(1.32)
Net asset value at end of period	$14.29	$12.26	$10.08		$14.01		$15.70
Total return (%)*	20.21	26.63	(25.13)		(3.82)		14.28	(b)
Net assets at end of period (000)	$785,016	$592,088	$449,984		$622,186		$661,780
Ratios to average net assets:**
Expenses (%)(c)	1.00	1.00	1.00		1.00		1.00	(b)
Expenses, excluding reimbursements (%)(c)	1.36	1.38	1.42		1.26		1.26	(b)
Net investment income (%)	2.92	3.95	4.12		2.61		2.46
Portfolio turnover (%)	145	110	115		185	(d)	179

*     Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return.

** For the year ended May 31, 2011, average net assets were $672,667,000.
(a) Represents less than $0.01 per share.
(b)  For the year ended May 31, 2007, SAS voluntarily reimbursed the Fund for a portion of the transfer agent’s fees incurred. The reimbursement had no effect on the Fund’s total return or ratio of expenses to average net assets.

(c) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund’s expenses paid indirectly decreased the expense ratios as follows:
	(.00%)†	(.00%)†	(.00%)†		(.00%)†		(0.01%)
† Represents less than 0.01% of average net assets.
(d) Reflects increased trading activity due to changes in subadvisers and asset allocation strategies.

Prospectus | 44

NOTES

45 | USAA Balanced Strategy Fund

Prospectus | 46

47 | USAA Balanced Strategy Fund

9800 Fredericksburg Road
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IIf you would like more information about the Funds, you
may call (800) 531-USAA (8722) to request a free copy of
the Funds’ statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the
Funds. The SAI has been filed with the SEC and is incorporated by reference to and legally a part of this prospectus.
In each Fund’s annual report, you will find a discussion of
the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal
year. The Funds’ annual and semiannual reports also may be
viewed, free of charge, on usaa.com. A complete description
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To view these documents, along with other related documents,
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[USAA EAGLE LOGO (R)]
We know what it means to serve. (R)                                                                                      [RECYCLED GRAPHIC]

26667-1011                                            Investment Company Act File No. 811-7852                                    ©2011, USAA. All rights reserved.

Part A

The Prospectus for the Cornerstone Strategy Fund

is included herein

[USAA EAGLE LOGO (R)]

PROSPECTUS
USAA CORNERSTONE STRATEGY FUND
TICKER SYMBOL: USCRX
OCTOBER 1, 2011

[GRAPHIC OMITTED]

As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of this Fund’s shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Investment Objective	1
Fees and Expenses	1
Principal Investment Strategy	2
Principal Risks	3
Performance	5
Investment Adviser	8
Subadviser(s)	8
Portfolio Manager(s)	8
Purchase and Sale of Shares	9
Tax Information	10
Payments to Broker-Dealers and
Other Financial Intermediaries	10
Investment Objective	11
Principal Investment Strategy	11
Risks	24
Portfolio Holdings	30
Fund Management	30
Portfolio Manager(s)	33
Purchases and Redemptions	37
Exchanges	42
Other Important Information
About Purchases and Redemptions	43
Shareholder Information	47
Financial Highlights	52

INVESTMENT OBJECTIVE

The USAA Cornerstone Strategy Fund (the Fund) is an asset allocation Fund with an investment objective to seek to achieve a positive, inflation-adjusted rate of return over the long term.

FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses are based on expenses incurred during the Fund’s most recently completed fiscal year.

Shareholder Fees (fees paid directly from your investment)
Sale Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sale Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.78%(a)
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.49%
Acquired Fund Fees and Expenses	0.10%
Total Annual Operating Expenses	1.37%

(a) A performance fee adjustment may increase or decrease the management fee by up to +/– 0.06% of the average net assets of the Fund during a rolling 36-month period. The performance fee adjustment increased the management fee of 0.75% by 0.03% for the most recent fiscal year ended May 31, 2011.

Example

This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return,

1 | USAA Cornerstone Strategy Fund

(2) the Fund’s operating expenses remain the same, (3) you redeem all of your shares at the end of the periods shown, and (4) the expense reimbursement arrangement has terminated.

1 Year	3 Years	5 Years	10 Years
$139	$434	$750	$1,646

Portfolio Turnover

The Fund pays transaction costs, including commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes where fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

For the most recent fiscal year, the Fund’s portfolio turnover rate was 117% of the average value of its whole portfolio.

PRINCIPAL INVESTMENT STRATEGY

Using preset target ranges, the Fund’s strategy generally is to invest its assets primarily in stocks (divided into the categories of U.S., international, real estate, precious metals and minerals, and other alternative investment strategies) and to a lesser extent in bonds and money market instruments.

The Fund may use alternative investment strategies from time to time, in an attempt to reduce its volatility over time and to enhance the Fund’s return and diversification. One such strategy involves selling index call or corresponding exchange-traded fund (ETF) options and purchasing index put or corresponding ETF options or put spread options against a highly correlated stock portfolio to reduce the Fund’s volatility. This option strategy may not fully protect the Fund against declines in the value of its stock portfolio, and the Fund could experience a loss in both the stock and option portions of its portfolio.

The combination of the diversified stock portfolio with the index call and put or corresponding ETF options is designed to provide the Fund with fairly consistent returns over a wide range of equity market environments. When the Fund simultaneously sells index put options to fund the purchases, resulting in an index put spread, the Fund has

Prospectus | 2

increased exposure to further market decline when it falls below the strike of the short index put option.

PRINCIPAL RISKS

Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. The Fund is actively managed and the investment techniques and risk analyses used by the Fund’s manager(s) may not produce the desired results. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in this Fund.

Some of the securities held in the Fund’s portfolio are subject to credit risk, which is the possibility that a borrower cannot make timely interest and principal payments on its securities or that a party to a transaction involving the Fund will fail to meet its obligations. The Fund accepts some credit risk as a recognized means to enhance an investor’s return. All fixed-income securities varying from the highest quality to very speculative have some degree of credit risk.

The Fund may invest in futures and options and other types of derivatives. Risks associated with derivatives include the risk that the derivative is not well-correlated with the security, index, or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could reduce potential returns or even cause losses to the Fund.

The equity securities in the Fund’s portfolio are subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a company’s operations. Equity securities tend to be more volatile than bonds. In addition, to the degree the Fund invests in foreign securities, there is a possibility that

3 | USAA Cornerstone Strategy Fund

the value of the Fund’s investments in foreign securities will decrease because of unique risks, such as currency exchange rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes.

The Fund may invest in shares of ETFs, which generally are investment companies that hold a portfolio of common stocks or debt securities designed to track the price performance and yield of a particular securities market index (or sector of an index). ETFs, as investment companies, incur their own management and other fees and expenses, such as trustees' fees, operating expenses, registration fees, and marketing expenses, a proportionate share of which would be indirectly borne by the Fund. As a result, an investment by the Fund in an ETF could cause the Fund’s operating expenses to be higher and, in turn, performance to be lower than if it were to invest directly in the securities underlying the ETF. In addition, the Fund will be indirectly exposed to all of the risk of securities held by the ETFs.

The Fund is subject to the risk associated with securities or practices that multiply small price movements into large changes in value. The more the Fund invests in leveraged instruments or strategies that use leveraged instruments the more this leverage will magnify any losses on those investments.

Liquidity risk is the risk that a Fund may not be able to sell or dispose of securities in the within seven days or less in the ordinary course of business at approximately the value ascribed to such securities.

The Fund also is subject to the risk that the market value of the bonds in its portfolio will decline because of rising interest rates, adverse changes in supply and demand securities, or other market factors. Bond prices are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall and when interest rates fall, bond prices rise. The price volatility of a bond also depends on its maturity. Generally, the longer the maturity of a bond, the greater is its sensitivity to interest rates. To compensate investors for this higher interest rate risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities.

The Fund could experience a loss in the options portion of the portfolio. When it sells index call options, the Fund receives cash but limits its

Prospectus | 4

opportunity to profit from an increase in the market value of its stock portfolio. When the Fund purchases index put options, it risks the loss of the cash paid for the options. At times, the Fund may not own put options, resulting in increased exposure to a market decline.

There is a possibility that the Fund’s investment in real estate investment trusts will decrease because of a decline in real estate values. Investing in REITs may subject the Fund to many of the same risks associated with the direct ownership of real estate. Additionally, REITs are dependent upon the capabilities of the REIT manager(s), have limited diversification, and could be significantly impacted by changes in tax laws.

To implement the Fund’s principal investment strategies, the Fund’s securities may need to be actively and frequently traded to rebalance its portfolio. The Fund will pay more in brokerage commissions than it would without a rebalancing policy and its portfolio turnover rate will likely exceed 100% and vary from year to year depending on the frequency of the investment allocation decisions made. A high turnover rate increases transaction costs and may increase taxable capital gains, which may adversely affect Fund performance. In addition, as a result of the need to rebalance, the Fund has less flexibility in the timing of purchases and sales of securities than it would otherwise. While the Fund attempts to minimize any adverse impact to it or its shareholders, the Fund may have a higher proportion of capital gains and a lower return than a fund that does not have a rebalancing policy.

An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart illustrates the Fund's volatility and performance from year to year for each full calendar year over the past 10 years. The table shows how the Fund's average annual total returns for the periods indicated compared to those of the Fund's benchmark index and an index of funds with similar investment objectives.

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. For the most

5 | USAA Cornerstone Strategy Fund

current price, total return, and yield information for this Fund, log on to usaa.com or call (800) 531-USAA (8722).

 RISK/RETURN BAR CHART
Annual Returns for Periods Ended December 31

CALENDER YEAR	TOTAL RETURNS
2010	13.64%
2009	34.66%
2008	-34.47%
2007	6.03%
2006	13.81%
2005	5.53%
2004	11.51%
2003	23.71%
2002	-8.26%
2001	-4.72%

SIX-MONTH YTD TOTAL RETURN
4.73% (6/30/11)
BEST QUARTER*	WORST QUARTER*
22.12% 3rd Qtr. 2009	-18.55% 4th Qtr. 2008
* Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

Prospectus | 6

AVERAGE ANNUAL TOTAL RETURNS
For Periods Ended December 31, 2010

	1 Year	5 Years	10 Years
Cornerstone Strategy Fund
Before Taxes	13.64%	3.89%	4.41%
After Taxes on Distributions	12.85%	2.43%	3.17%
After Taxes on Distributions and Sale of Fund Shares	9.14%	2.82%	3.34%

	1 Year	5 Years	10 Years
Indexes
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	15.06%	2.29%	1.41%

Lipper Global Flexible Funds Index (reflects no deduction for taxes)	11.92%	3.19%	3.94%

The after-tax returns are shown in two ways: (1) assume that you owned shares of the Fund during the entire period and paid taxes on the Fund’s distributions of taxable net investment income or realized capital gains, if any, and (2) assume that you paid taxes on the Fund’s distributions of such income and gains and sold all shares at the end of each period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown above are not relevant to you.

7 | USAA Cornerstone Strategy Fund

INVESTMENT ADVISER

USAA Investment Management Company (IMCO)

SUBADVISER(S)

Batterymarch Financial Management, Inc. (Batterymarch)

Quantitative Management Associates LLC (QMA)

PORTFOLIO MANAGER(S)

IMCO

▪	U.S. Equity Securities, International Equity Securities, and Other Alternative Investment Strategies

John P. Toohey, CFA, Vice President of Equity Investments, is responsible for the Fund’s asset allocation and has co-managed the portion of the U.S. Equity Securities and International Equity Securities investment categories that invests in ETFs since July 2009.

Wasif A. Latif, Vice President of Equity Investments, has co-managed the portion of the U.S. Equity Securities and International Equity Securities investment categories that invests in ETFs since July 2009.

▪	Bonds and Money Market Instruments

Arnold J. Espe, CFA, Vice President of Mutual Fund Portfolios, has managed the Bonds and Money Market Instruments investment category of the Fund since January 2004.

Julianne Bass, CFA, Assistant Vice President and Portfolio Manager, has co-managed the Bonds and Money Market Instruments investment category since October 2011.

▪	Precious Metals and Minerals Securities and Real Estate Securities

Mark W. Johnson, CFA, Vice President of Equity Investments, has managed the Precious Metals and Minerals Securities investment category since January 1994 and the Global Real Estate Securities investment category since March 2006.

Prospectus | 8

Dan Denbow, CFA, Assistant Vice President and portfolio manager, has co-managed the Precious Metals and Minerals Securities and the Global Real Estate Securities investment categories since October 2008.

Batterymarch

▪	U.S. Equity Securities and International Equity Securities

Stephen A. Lanzendorf, CFA, Deputy Chief Investment Officer and Senior Portfolio Manager, Developed Markets Team, joined the Fund in October 2011.

Adam J. Petryk, CFA, Deputy Chief Investment Officer and Senior Portfolio Manager, Developed Markets Team, joined the Fund in October 2008.

Michael P. McElroy, CFA, Director and Senior Portfolio Manager, Developed Markets Team, joined the Fund in October 2008.

QMA

▪	International Equity Securities

Margaret S. Stumpp, Ph.D., is the Chief Investment Officer of QMA. She joined the Fund in October 2007.

Jacob Pozharny, Ph.D. is a Managing Director of QMA. He joined the Fund in August 2010.

John Van Belle, Ph.D., is a Managing Director of QMA. He joined the Fund in October 2007.

PURCHASE AND SALE OF SHARES

You may purchase or redeem shares of the Fund on any business day through our website at usaa.com or mobile.usaa.com; by mail at P.O. Box 659453, San Antonio, Texas 78288-9825; by telephone (800) 531-USAA (8722); or by fax to (800) 292-8177. Shares may be purchased by electronic funds transfer (EFT), by check, or by bank wire. You may receive redemption proceeds by EFT, check, or bank wire.

The minimum initial purchase is $3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs]. The minimum subsequent investment is $50. No initial investment is required if you elect to have monthly electronic investments of at least $20 per transaction, per account.

9 | USAA Cornerstone Strategy Fund

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you invest through an IRA, 401(k) plan, or other tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Prospectus | 10

USAA Investment Management Company (IMCO) manages this Fund. For easier reading, IMCO may be referred to as “we” or “us” throughout the prospectus.

INVESTMENT OBJECTIVE

■     What is the Fund’s investment objective?

The Fund’s investment objective is to seek to achieve a positive, inflation-adjusted rate of return over the long term. The Fund’s Board of Trustees may change this investment objective without shareholder approval.

PRINCIPAL INVESTMENT STRATEGY

■     What is the Fund’s investment strategy?

The Fund’s principal investment strategy is to provide a diversified investment program within one mutual fund by allocating its assets in each of the following investment categories according to the following targeted ranges. Securities are classified by category at the time of purchase.

Investment Category	Percentage Target Range Of Net Assets
U.S. Equity Securities	15% - 70%
International Equity Securities	5% -70%
Bonds and Money Market Instruments	5% - 80%
Global Real Estate Equity Securities	0% - 20%
Precious Metals and Minerals Securities and Other Alternative Investment Strategies	0% - 40%

11 | USAA Cornerstone Strategy Fund

The ranges allow for a variance within each investment category. The Fund’s Board of Trustees may revise the target ranges without prior written notice to shareholders. In addition, we may go outside the ranges on a temporary defensive basis whenever we believe it is in the best interest of the Fund and its shareholders.

In addition to the principal investment strategies discussed above, the Fund may seek to earn additional income through securities lending. When the Fund loans its securities, there is a risk of delay in recovering a loaned security and/or risk of loss in collateral if the borrower becomes insolvent. There also is the risk that any assets acquired with cash collateral received in connection with securities loans will decline in value. The Fund also may use alternative investments such as derivatives and other strategies and may engage in active and frequent trading.

■      Why were these investment categories and target ranges selected?

The investment categories and target ranges were selected to provide investors with a diversified investment in a single mutual fund. The U.S. Equity Securities category was selected to provide appreciation. The International Equity Securities category was selected to provide the potential for appreciation during periods of adverse economic and market conditions in the United States. The Bonds and Money Market Instruments category was selected to provide the potential for current income, safety of principal in periods of deflation, and a means for temporary investment of cash balances arising in the normal course of business. The Global Real Estate Equity Securities, Precious Metals and Minerals Securities, and Other Alternative Investment Strategies categories were selected to provide a positive total return during inflationary periods and periods where there are adverse movements in the U.S. stock market.

■      What actions are taken to keep the Fund’s asset allocations within the target ranges?

If market action causes the actual assets of the Fund in one or more investment categories to move outside the ranges, we will make adjustments to rebalance the portfolio. If rebalancing the Fund’s portfolio is necessary, we will buy or sell securities to return the actual allocation of the Fund’s assets to within its target ranges.

Prospectus | 12

■	Are ETFs used in the Fund’s portfolio?

Yes, each investment category may invest in ETFs, which are, with a few exceptions, open-end investment companies that trade on exchanges throughout the day. More specifically, ETFs typically track a market index or specific sectors of the stock or bond markets. Because they trade like stocks, they offer trading flexibility desired by both individuals and institutions. Like any security that trades on an exchange, the value of the underlying securities is the major factor in determining an ETF’s price. The price of an ETF is determined by supply and demand. Thus, ETFs do not necessarily trade at their net asset values (NAVs). The Fund will value any ETF in its portfolio at its last sale or closing market price, which typically approximates its NAV although there may be times when the market price and NAV vary to a greater extent. ETFs generally focus on specific equity styles.

The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an ETF in amounts exceeding limits set forth in the Investment Company Act of 1940 that would otherwise be applicable.

U.S. EQUITY SECURITIES (15% - 70%)

■      How are the decisions to buy and sell U.S. equity securities made?

With respect to the portion of the Fund’s assets invested in U.S. equity securities by IMCO, we rely on fundamental analysis, which involves a bottom-up assessment of a company’s potential for success in light of various factors including its financial condition, earnings outlook strategy, management, industry position, and economic and market conditions.

With respect to the portion of the Fund’s assets invested in U.S. equity securities by Batterymarch, Batterymarch uses a bottom-up, quantitative stock selection process, which is based upon fundamental principles. The core of this process is a proprietary stock selection model, which ranks the relative attractiveness of the investable universe across five major dimensions – broad measures traditionally used by fundamental investors to analyze companies: cash flow, earnings growth, expectations, value, and technical. Batterymarch ranks stocks from multiple viewpoints – within intuitive, common-sense peer groups based on global economic sector, market-cap size, style,

13 | USAA Cornerstone Strategy Fund

risk, and subsector/industry. Batterymarch seeks to invest in com-panies that it believes have strong fundamentals, typically with lower price-to-earnings ratios and higher forward growth rates than the underlying benchmark.

INTERNATIONAL EQUITY SECURITIES (5% - 70%)

■	What role do international equity securities play in the Fund’s portfolio?

From time to time, the U.S. and international stock markets may fluctuate independently of each other. In other words, a decline in one market may, in certain circumstances, be offset by a rise in another market. In addition, international equity markets may provide attractive returns not otherwise available in the U.S. markets.

The Fund’s allocation to international equity securities may be invested in the securities of companies of developed international countries and up to 30% in the securities of companies of emerging markets countries.

■	What is considered to be a “developed international company”?

A company will be designated as a developed international company by considering several factors, including the country in which the company was legally organized, the location of the company’s assets, the location of the company’s headquarters, the countries where the company’s revenues are derived, the principal trading market for the company’s stock, and the company’s classification in the MSCI Index.

■	What is an “emerging market company”?

An issuer is an emerging market company if it is organized under the laws of an emerging market country (as defined below); the principal trading market for its stock is in an emerging market country; or at least 50% of its revenues or profits are derived from operations within emerging market countries or at least 50% of its assets are located within emerging market countries.

■     How are the decisions to buy and sell international equity securities made?

With respect to the portion of the Fund’s assets managed by QMA, QMA uses an objective, quantitative approach to investing. QMA believes that different valuation criteria have varying levels of predictive strength depending on a stock’s projected earnings growth rate. As a

Prospectus | 14

result, the primary emphasis of QMA’s stock selection process is on valuation measures for stocks with slow earnings growth and factors related to future earnings for stocks with fast earnings growth.

QMA’s investment process combines active stock selection and risk management and is designed to add value primarily through stock selection rather than sector, industry, or country allocations. QMA invests in both value and growth stocks, providing essentially style-neutral, core exposure to non-U.S. stocks.

QMA seeks long-term growth of capital by investing in securities that it believes will increase in value over a period of years and will out-perform the general international equity market (MSCI EAFE Index). QMA seeks to achieve this objective through investments in equity securities of non-U.S. companies.

The investable universe of non-U.S. stocks is evaluated according to projected earnings growth rates, ranging from slow growth to fast growth. Different quantitative algorithms are applied to each category of stocks. Securities are then arrayed across a spectrum from most attractive to least attractive.

A separate portfolio construction model incorporates risk control factors that seek to constrain the portfolio exposure to country, industry, sector, market capitalization, and individual stocks. This results in a portfolio that is intended to add value versus the benchmark on a risk adjusted basis.

The portfolio management team meets daily to review data integrity, model structure, and portfolio characteristics, and to discuss buy and sell transactions. While the model drives the majority of investment decisions, the team may override the model output, for example, when data inputs are questionable or if recent events are not reflected in the model output data, such as a recent company restructuring.

QMA’s portfolios are typically highly diversified, consisting of small, active positions in a large number of stocks. Various limits are placed on the security, sector, industry, country, and regional weightings versus the benchmark.

With respect to the portion of this Fund’s assets managed by Batterymarch, Batterymarch uses a bottom-up, quantitative stock selection process, which is based upon fundamental principles. The core of this process is a proprietary stock selection model, which ranks all of the stocks in Batterymarch’s investable universe across five major

15 | USAA Cornerstone Strategy Fund

dimensions: cash flow, earnings growth, expectations, value, and technical. The process is customized by region/sector for non- U.S. developed market equities and by country for emerging markets equities. Batterymarch seeks to invest in companies that it believes have strong fundamentals, typically with lower price-to-earnings ratios and higher forward growth rates than the underlying benchmark. Batterymarch may invest through initial public offerings of companies meeting these criteria. All stocks within the investable universe are ranked within the global sectors defined by the MSCI All Country World Index. In making the determination to buy or sell ETFs in this portion of the Fund’s portfolio, we will consider a variety of technical and fundamental factors.

BONDS AND MONEY MARKET INSTRUMENTS (5% - 80%)

■      What role do bonds and money market instruments play in the Fund’s portfolio?

The bonds and money market instruments investment category is intended to provide both liquidity and interest income.

■	What types of bonds are included in the Fund’s portfolio?

The debt securities in which the Fund invests may include, but are not limited to, obligations of U.S., state, and local governments, their agencies and instrumentalities; mortgage- and asset-backed securities; corporate debt securities; repurchase agreements; non-dollar-denominated foreign (including emerging market) debt securities; Treasury inflation-protected securities (TIPs); bank loans; interests and direct debt instruments; and other securities believed to have debt like characteristics, including synthetic securities. With respect to the Fund’s investment in TIPS, up to 40% of the Fund’s assets may be invested in these types securities.

Certain bond and money market instruments, such as collateralized mortgage obligations , commercial mortgage-backed securities (CMBSs), interest only CMBS securities , periodic auction reset bonds, loan interests, Eurodollar and Yankee obligations, and synthetic securities are subject to special risks that are described in the statement of additional information (SAI).

The Fund is limited to 20% of its net assets invested in preferred and convertible securities. In addition, the Fund may invest up to 15% of its net assets in illiquid securities, which generally are securities that the Fund cannot expect to sell or dispose of in the ordinary course of

Prospectus | 16

business within seven days or less at approximately the value ascribed to such securities.

■      What is the credit quality of the bonds and money market instruments?

The Fund will invest between 5%-80% in the bonds and money market instruments category including investment-grade securities. Investment-grade securities include securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, as well as securities rated or subject to a guarantee that is rated within the categories listed by at least one of the Nationally Recognized Statistical Rating Organizations (NRSROs) approved by the SEC. Below are investment-grade ratings for five of the current NRSRO rating agencies:

Rating Agency	Long-Term Debt Securities	Short-Term Debt Securities
Moody’s Investors Service, Inc.	At least Baa3	At least Prime–3 or MIG 3

Standard & Poor’s Rating Services	At least BBB –	At least A–3 or SP–2

Fitch Ratings, Inc.	At least BBB –	At least F3

Dominion Bond Rating Service Limited	At least BBB low	At least R–2 low

A.M. Best Co., Inc.	At least bbb	At least AMB–3

If a security is not rated, we may make a determination that the security is of equivalent investment quality to a comparable security.

In addition, the Fund may invest up to 20% of its assets that at the time of purchase are below-investment-grade securities, which are sometimes referred to as high-yield or “junk” bonds. Below-investment-grade securities are considered speculative and are subject to signifi-cant credit risk because they are believed to represent a greater risk of default than more creditworthy investment-grade securities. These lower quality securities generally have less interest rate risk and higher credit risk than the higher quality securities. At the same time, the volatility of below-investment-grade securities historically has been notably less than that of the equity market as a whole. The market on

17 | USAA Cornerstone Strategy Fund

which below-investment-grade securities is traded also may be less liquid than the market for investment-grade securities.

You will find a further description of debt ratings in the Fund’s SAI.

■      What is the difference between investing in high-yield bonds and investing in investment-grade bonds?

The bond markets generally offer a greater potential return only for accepting a greater level of risk. The two most common risks are credit risk – or the risk that an issuer will be unable to make timely dividend, interest, or principal payments; and interest rate risk – or the risk that a security’s market value will change with interest rates.

In the investment-grade bond market (where credit risks are generally considered low), a higher return is normally used to entice investors into buying longer-maturity bonds, thereby accepting greater sensitivity to changes in interest rates. In contrast, high-yield securities are often considered hybrids, with characteristics of both stocks and bonds. High-yield securities generally have less interest rate risk and higher credit risk than higher-quality bonds. A higher return is normally used to entice investors into buying securities with a greater risk of default. Normally, the higher the credit risk, the higher the potential return. In effect, high-yield investors are trading a portion of the interest rate risk inherent in investment-grade bonds for bond-specific credit risk (each high-yield security is a unique story). At the same time, the volatility of high-yield securities portfolios historically has been notably less than that of the equity market as a whole.

As a result, high-yield securities portfolios have often acted differently than investment-grade bond securities portfolios. High-yield securities are more sensitive to changes in economic conditions than investment-grade bonds. The portfolio may underperform when the outlook for the economy is negative. Conversely, the portfolio may outperform when the economic outlook turns positive.

■	How are the decisions to buy and sell bonds made?

We buy bonds that represent value in current market conditions. Value is a combination of yield, credit quality, structure (maturity, coupon, redemption features), and liquidity. Recognizing value is the result of simultaneously analyzing the interaction of these factors among the securities available in the market. We will sell a security if we become concerned about its credit risk, are forced by market factors to raise

Prospectus | 18

money, or determine that an attractive replacement security is available.

■      What types of money market instruments are included in the Fund’s portfolio?

The money market instruments included in the Fund’s portfolio are investment-grade, U.S. dollar-denominated debt securities that have remaining maturities of one year or less. They may carry either fixed or variable interest rates and may include, but are not limited to, variable-rate demand notes; commercial paper; Treasury bills, bonds, notes, and certificates of deposit; repurchase agreements; asset-backed securities; Eurodollar and Yankee obligations; and other money market securities.

GLOBAL REAL ESTATE EQUITY SECURITIES (0% - 20%)

■      What role do global real estate equity securities play in the Fund’s portfolio?

We believe that diversified investments linked to real estate are a good hedge during an inflationary environment.

■      What types of global real estate securities are included in the Fund’s portfolio?

Investments in this category will consist primarily of domestic and foreign common stocks of REITs, companies that operate as real estate corporations or that have a significant portion of their assets in real estate, mutual funds, or ETFs that invest in REITs or real estate securities. We will evaluate the nature of a company’s real estate holdings to determine whether the Fund’s investment in the company’s common stock will be included in this category. In addition, we also may invest in preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks of REITs and real estate companies. The Fund will not acquire any direct ownership of real estate.

■      How are the decisions to buy and sell real estate securities made?

In selecting stocks for the Fund, we seek to invest in companies that are attractively priced relative to an assessment of NAV, while recognizing that considerations relating to the competitive position of a company’s assets, the quality of its management, the strength of its balance sheet, and the growth prospects of its markets impact the premium or dis-

19 | USAA Cornerstone Strategy Fund

count to NAV that might be warranted. We will sell a security either when a more attractive opportunity is identified or upon a marked deterioration of a company’s fundamentals.

PRECIOUS METALS AND MINERALS SECURITIES AND OTHER ALTERNATIVE INVESTMENT STRATEGIES (0% - 40%)

■      What role do precious metals and minerals securities play in the Fund’s portfolio?

Precious metals and minerals securities may be selected for their potential to increase in value during inflationary periods and periods of U.S. dollar weakness. Additionally, precious metals and minerals securities may be selected for their ability to stabilize the portfolio’s rate of return during periods when U.S. stock prices are generally declining. Historical tendencies show that prices of precious metals and minerals securities generally increase when prices of U.S. stocks decrease.

■      What types of precious metals and minerals securities are included in the Fund’s portfolio?

We may invest up to 10% of the Fund’s assets in equity securities of companies principally engaged in the exploration, mining, or processing of gold and other precious metals and minerals. These securities may consist of common stocks, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks.

■      How are the decisions to buy and sell precious metals and minerals securities made?

We look for well-managed and prudently financed low-cost producers with good production or reserve growth potential that sell at reasonable valuations on a risk-adjusted basis. We will sell these securities when they no longer meet these criteria.

The Fund also may hold no precious metals and minerals securities when considered appropriate.

■	What are the key characteristics of “alternative investments”?

Alternative investments such as mutual funds, ETFs, and exchange-traded notes (ETNs) that provide exposure to commodities, natural resources, currencies, as well as GTAA are expected to have relatively

Prospectus | 20

low correlation to traditional asset classes like stocks and bonds. While alternative investments can be very volatile on a stand-alone basis, when combined with traditional asset classes, their low correlation can provide risk reducing diversification to the Fund during periods of market disruption. For example, precious metals and commodities may be expected to perform well when inflation risk increases and a GTAA strategy would be expected to perform well when an excessive valuation (that is, a “bubble”) unwinds in a particular asset class the GTAA manager has shorted. While alternative investments have demonstrated low correlation to traditional asset classes historically, there are no assurances they will provide the expected diversification benefits in each market crisis going forward.

ETNs are structured investment products that are issued by major banks or providers as senior debt notes. They are a type of unsecured, unsubordinated debt security that differs from other types of bonds and notes because their returns are based upon the performance of a market index minus applicable fees, no period coupon payments are distributed, and no principal protections exist. The purpose of ETNs is to create a type of security that combines both the aspects of bonds and ETFs. Similar to ETFs, ETNs are traded on a major exchange during normal trading hours. However, investors also can hold the debt security until maturity. At that time, the issuer will give the investor a cash amount that would be equal to principal amount (subject to the day’s index factor). One factor that affects the ETN’s value is the credit rating of the issuer. Therefore, the value of the ETN may drop despite no change in the underlying index, instead due to a downgrade in the issuer’s credit rating.

■      How will the Fund gain exposure to commodities, natural resources, and currencies without investing directly in these types of securities?

The Fund will gain exposure commodities by investing in structured investment products such as ETFs, ETNs, other investment companies, and futures contracts that provide indirect exposure to these securities. The Fund will limit its investments with indirect exposure to commodities and natural resources to up to 20% of the Fund’s assets and also may invest up to 10% in securities with indirect exposure to currencies. In addition to the risks of these securities individually, the Fund will be exposed to the same risks of the holdings in these structured investment products as the products themselves in direct proportion to the allocation of the Fund’s assets among those holdings. In addition to the Fund being subject to the direct risks of investing in

21| USAA Cornerstone Strategy Fund

other investment companies (such as ETFs) and in ETNs and futures contracts, the Fund will be subject to the same risks associated with the underlying investments held by other investment companies in which the Fund invests, and to the same risks associated with the investment exposures provided by ETNs and futures contracts in which the Fund invests, in direct proportion to the allocation of the Fund’s assets among those holdings.

■	What is the GTAA strategy?

In an attempt to enhance the Fund’s return and diversification, the Fund also may employ a GTAA strategy, which is a total return strategy designed to add value by benefiting from short- and medium-term mispricing within global equity, bond, and currency markets. This strategy may be implemented indirectly by investing up to 10% of the Fund’s assets in hedge or other funds that utilize a GTAA strategy.

The GTAA strategy seeks to enhance the Fund’s return by shifting investment weightings among global equity, bond, and currency markets in an effort to capture short- and medium-term market moves. The end result is a portfolio of equity, bond, and currency positions intended to generate returns for the Fund that exceed those that could be achieved without the GTAA strategy, although there can be no guarantee that such result will be achieved. Because the GTAA strategy focuses on short- and medium-term market moves, the portfolio utilizing the strategy is expected to change frequently.

The GTAA strategy invests in short-term money market instruments, long and short positions in global equity and fixed-income exchange-traded futures, currency forwards, and other derivative instruments such as swaps. The GTAA strategy also invests in options and futures based on any type of security or index, including options and futures traded on foreign exchanges. Some options and futures strategies, including selling futures, buying puts, and writing calls, hedge the strategy’s investments against price fluctuations. Other strategies, including buying futures, writing puts, and buying calls, tend to increase and will broaden the strategy’s market exposure. Options and futures may be combined with each other, or with forward contracts, in order to adjust the risk and return characteristics of an overall strategy.

The GTAA strategy also may utilize forward currency exchange contracts (agreements to exchange one currency for another at a future date), may buy and sell options and futures contracts relating to foreign currencies, and may purchase securities indexed to foreign

Prospectus | 22

currencies. Currency management strategies allow this portion of the portfolio to shift investment exposure from one currency to another or to attempt to profit from anticipated declines in the value of a foreign currency relative to the U.S. dollar. Successful implementation of a GTAA strategy depends on the judgment of the GTAA strategy manager as to the potential risks and rewards of implementing the different types of strategies.

■	What other equity-related strategies will the Fund utilize?

As an alternative investment strategy in an attempt to reduce the Fund’s volatility over time, the Fund may implement an option-based risk management strategy that is intended to reduce the volatility of the Fund's NAV over time and provide protection against declines in the value of the Fund's stock portfolio.

One such strategy involves purchasing and selling options on component indices or corresponding ETFs.As the seller of a call option, the Fund receives cash (the premium) from the purchaser. The purchaser of a call option has the right to any appreciation in the value of the underlying over a fixed price (the exercise price) on a certain date in the future (the expiration date). If the purchaser does not exercise the option, the Fund retains the premium. If the purchaser exercises an index option, the Fund pays the purchaser the difference between the price of the underlying and the exercise price of the option. If the purchaser exercises an ETF option, the Fund delivers the underlying to the purchaser and receives cash at the exercise price of the option. The premium, the exercise price, and the market value of the underlying determine the gain or loss realized by the Fund as the seller of the call option. The Fund also may repur-chase the option prior to the expiration date, ending its obligation. In this case, the cost of repurchasing the option will determine the gain or loss realized by the Fund.

As the buyer of a put option, the Fund attempts to reduce losses on its stock portfolio from a significant market decline over a short period of time. The value of a put option generally increases as the market value of the underlying decreases.

■	Are there any risks to buying and selling options?

Selling call options reduces the risk of owning a stock portfolio, but it limits the opportunity to profit from an increase in the market value of the stock portfolio in exchange for up-front cash (premium) at the time of selling the call option. Whereas, the Fund risks losing all or part of

23| USAA Cornerstone Strategy Fund

the cash paid for purchasing put options. At times, the Fund may not own any put options, resulting in increased exposure to a market decline. Unusual market conditions or the lack of a ready market for any particular option at a specific time may reduce the effectiveness of the Fund’s option strategies.

TEMPORARY DEFENSIVE STRATEGY

The Fund may, from time to time, take temporary defensive positions that are consistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. The effect of taking such a temporary defensive position is that the Fund may not achieve its investment objective.

RISKS

Credit Risk: The possibility that a borrower cannot make timely interest and principal payments on its securities. The fixed-income securities in the Fund’s portfolio are subject to credit risk. The Fund accepts some credit risk as a recognized means to enhance investors’ return. All securities varying from the highest quality to the very speculative have some degree of credit risk. We attempt to minimize the Fund’s overall credit risk by:

❖
Primarily investing in securities considered at least investment grade at the time of purchase. Nevertheless, even investment-grade securities are subject to some credit risk. In addition, the ratings of securities are the rating agencies’ estimates of the credit quality of the securities. The ratings may not take into account every risk related to whether interest or principal will be repaid on a timely basis.

❖	When evaluating potential investments for the Fund, our credit analysts also independently assess credit risk and its impact on the Fund’s portfolio.

❖
Diversifying the Fund’s portfolio by investing in securities of a large number of unrelated issuers, which reduces a Fund’s exposure to the risks of an investment in the securities of any one issuer or group of issuers. We invest in many securities with slightly different risk characteristics and across different economic sectors and geographic regions. If a random credit event should occur, such as a default, the Fund would suffer a much smaller loss than if the

Prospectus | 24

Fund were concentrated in relatively large holdings with highly correlated risks.

Securities rated below investment grade (junk or high-yield bonds) should be regarded as speculative, because their issuers are more susceptible to financial setbacks and recession than more creditworthy companies. High-yield bond issuers include small companies lacking the history or capital to merit investment-grade status, former blue chip companies downgraded because of financial problems, and firms with heavy debt loads. If the Fund invests in securities whose issuers develop unexpected credit problems, the Fund’s NAV could decline. Changes in economic conditions or other circumstances are more likely to lead to a weakened capability to make principal and interest payments on these securities than is the case on higher-rated securities.

Commodities Investing Risk: The Fund’s investment in commodity-linked derivative instruments such as exchange traded notes may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments. The commodity-linked derivative instrument that the Fund may invest in may concentrate its assets in a particular sector of the commodities market (such as oil, metal, or agricultural products). As a result, the security may be more susceptible to risks associated with those sectors.

Currency Investing Risk: When the Fund invests in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks, national entities such as the International Monetary Fund, or by the imposition of currency controls, or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund.

25| USAA Cornerstone Strategy Fund

Derivatives Risk: The Fund may invest in futures and options and other types of derivatives. Risks associated with derivatives include the risk that the derivative is not well-correlated with the security, index, or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could reduce potential returns or even cause losses to the Fund.

ETFs Risk: The Fund may invest a substantial portion of its assets in ETFs, which generally are registered investment companies. By investing in the Fund, you will be exposed to the same risks of the ETFs’ holdings as the ETFs themselves in direct proportion to the allocation of the Fund’s assets among those ETFs. You also will indirectly bear fees and expenses charged by the ETFs in which the Fund invests in addition to the Fund’s direct fees and expenses. In addition, each ETF typically is a “passive investor” and therefore invests in the securities and sectors contained in the index it seeks to track without regard for or analysis of the prospects of such securities or sectors. An ETF may invest in all of the securities in such index or in a representative sample of such securities. The ETFs will not attempt to take defensive positions in volatile or declining markets or under other conditions. Furthermore, the ETFs will not be able to duplicate exactly the performance of the underlying indexes they track. The difference in performance between an ETF and the index it seeks to track can be due to, among other factors, the expenses that the ETF pays, regulatory constraints, investment strategies, or techniques undertaken by the ETF, and changes to an underlying index. There also may be a lack of correlation between the securities in an index and those actually held by an ETF. Moreover, the market price of an ETF may be different from the NAV of such ETF (i.e., the ETF may trade at a discount or premium to its NAV). The performance of a fund that invests in such an ETF could be adversely impacted. In addition, although the ETFs are generally listed on securities exchanges, there can be no assurances that an active trading market for such ETFs will be maintained. Secondary market trading in the ETFs also may be halted by a national securities exchange because of market conditions or for other reasons. There

Prospectus | 26

can be no assurances that the requirement necessary to maintain the listing of the ETFs will continue to be met or will remain unchanged.

Foreign Investing Risk: The possibility that the value of the Fund’s investments in foreign securities will decrease because of unique risks, such as currency exchange-rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Two forms of foreign investing risk are emerging markets risk and political risk.

❖
Emerging Markets Risk: Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that generally are less diverse and mature than those in the United States and to political systems that may be less stable.

❖	Political Risk: Political risk includes a greater potential for coups d’etat, revolts, and expropriation by governmental organizations.

These risks are particularly heightened in this Fund due to the fact that within the universe of foreign investing, investments in emerging market countries are most volatile.

Global Real Estate Investment Trusts (REIT) Investment Risk: The possibility that the Fund’s investments in global real estate securities and REITs will decrease because of a decline in real estate values. Investing in REITs may subject the Fund to many of the same risks associated with the direct ownership of real estate. Investing in global REITs may have greater risks than investing in domestic REITs, which are described above in Foreign Investing Risks. Additionally, REITs are dependent upon the capabilities of the REIT manager(s), have limited diversification, and could be significantly impacted by changes in tax laws.

GTAA Risk: The success of the GTAA strategy depends, in part, on the investment adviser’s ability to analyze the correlation between various global markets and asset classes. If the adviser’s correlation analysis proves to be incorrect, losses in the strategy may be significant and may exceed the targeted risk level of market exposure for the GTAA strategy.

27| USAA Cornerstone Strategy Fund

In addition, the risks associated with a GTAA strategy include the risks of investing in debt securities, futures and foreign currencies, foreign investments, derivatives, indexed securities, when-issued securities, illiquid securities, and small-capitalization companies. Any investment made using a GTAA strategy will generally be considered illiquid.

Interest Rate Risk: As a mutual fund investing in bonds, each Fund is subject to the risk that the market value of the bonds will fluctuate because of changes in interest rates. Bond prices are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall, and when interest rates fall, bond prices rise. The price volatility of a bond also depends on its maturity. Generally, the longer the maturity of a bond, the greater is its sensitivity to interest rates. To compensate investors for this higher risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities.

❖	If interest rates increase, the yield of the Fund may increase and the market value of the Fund’s securities will likely decline, adversely affecting the Fund’s NAV and total return.

❖	If interest rates decrease, the yield of the Fund may decrease. In addition, the market value of the Fund’s securities may increase, which would likely increase the Fund’s NAV and total return.

Leveraging Risk: Leveraging risk is the risk associated with securities or practices that multiply small price movements into large changes in value. The more the Fund invests in leveraged instruments or strategies that use leveraged instruments such as GTAA, the more this leverage will magnify any losses on those investments.

Liquidity Risk: Liquidity risk is the risk that the fund’s investment generally cannot be disposed of in the ordinary course of business, seven days or less, at approximately the same value at which the Fund has valued the investment. In addition, investment in the GTAA strategy has additional restrictions on redemptions that may limit the ability of the Fund to dispose of the particular investment.

Management Risk: Because the Fund is actively managed, it is subject to management risk and there is no guarantee that the investment techniques and risk analyses used by the Fund’s manager(s) will produce the desired results. In addition, we operate under a “manager-of-managers” structure, which gives us the right, with the prior approval of the Fund’s Board of Trustees and without shareholder approval, to change subadvisers. If we add or replace a subadviser of the Fund, the Fund could experience higher portfolio turnover and

Prospectus | 28

higher transaction costs than normal if the new subadviser realigns the portfolio to reflect its investment techniques and philosophy. A realignment of the Fund’s portfolio could result in higher capital gains and distributions, which could affect the tax efficiency of the Fund negatively for that fiscal year.

Natural Resources Investing Risk: The natural resources industries can be significantly affected by events relating to international political and economic developments, energy conservation, the success of exploration projects, commodity prices, and tax and other government regulations.

Options Strategy Risk: The Fund could experience a loss in the options portion of the portfolio. When it sells index or corresponding ETF call options, the Fund receives cash but limits its opportunity to profit from an increase in the market value of its stock portfolio. When the Fund purchases index or corresponding ETF put options, it risks the loss of the cash paid for the options. At times, the Fund may not own put options, which increases exposure to a market decline. When the Fund simultaneously sells index put options to fund the purchases, resulting in an index put spread, the Fund has increased exposure to further market decline when it falls below the strike of the short index put option.

Portfolio Turnover Risk: To implement the Fund’s principal investment strategies, the Fund’s securities may need to be actively and frequently traded. The Fund’s portfolio turnover rate may exceed 100% and vary from year to year depending on the frequency of the investment allocation decisions made. A high turnover rate increases transaction costs and may increase taxable capital gains, which may adversely affect Fund performance.

Precious Metals and Minerals Securities: Because of commodity price volatility and the increased impact such volatility has on the profitability of precious metals and minerals companies, there are additional risks involved in investing in precious metals and minerals securities. However, since the market action of such securities has tended to move independently of the broader financial markets, the addition of precious metals and minerals securities to an investor’s portfolio may reduce overall fluctuations in portfolio value.

Rebalancing Risk: In purchasing and selling securities to rebalance its portfolio, the Fund will pay more in brokerage commissions than it would without a rebalancing policy. As a result of the need to

29 | USAA Cornerstone Strategy Fund

rebalance, the Fund also has less flexibility in the timing of purchases and sales of securities than it would otherwise. While we will attempt to minimize any adverse impact to the Fund or its shareholders, the Fund may have a higher proportion of capital gains and a lower return than a fund that does not have a rebalancing policy.

Stock Market Risk: Because the Fund invests in stocks, it is subject to stock market risk. A company’s stock price in general may decline over short or even extended periods regardless of the success or failure of a company’s operations. Stock markets tend to run in cycles, with periods when stock prices generally go up, and periods when stock prices generally go down. Stocks tend to be more volatile than bonds.

ADDITIONAL INFORMATION

This prospectus doesn’t tell you about every policy or risk of investing in the Fund. For additional information about the Fund’s investment policies and the types of securities in which the Fund’s assets may be invested, you may want to request a copy of the SAI (the back cover tells you how to do this).

PORTFOLIO HOLDINGS

The Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities are available in the Fund’s SAI, which is available upon request.

FUND MANAGEMENT

IMCO serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825. We had approximately $94 billion in total assets under management as of August 31, 2011.

We provide investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, we are responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Fund’s Board of Trustees. A discussion regarding the basis of the Board of Trustees’ approval of the Fund’s Advisory and Subadvisory Agreements is available in the Fund’s annual report to shareholders for the periods ended May 31.

Prospectus | 30

The Fund uses a “manager-of-managers” structure. We are authorized to select (with approval of the Fund’s Board of Trustees and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of the Fund’s assets. We monitor each sub-adviser’s performance through quantitative and qualitative analysis and periodically report to the Fund’s Board of Trustees as to whether each subadviser’s agreement should be renewed, terminated, or modified. We also are responsible for allocating assets to the sub-advisers. The allocation for each subadviser can range from 0% to 100% of the Fund’s assets, and we can change the allocations without shareholder approval. We also are responsible for the day-to-day investment management of portions of the Fund that invest in U.S. equity securities, ETFs, bonds and money market instruments, global real estate securities, precious metals and minerals securities, and other alternative investment strategies.

For our services, the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper Global Flexible Funds Index. The base fee, which is accrued daily and paid monthly, is equal to an annualized rate of three-fourths of one percent (0.75%) of the Fund’s average net assets.

The performance adjustment is calculated monthly by comparing the Fund’s performance to that of the Lipper Global Flexible Funds Index over the performance period. The Lipper Global Flexible Funds Index tracks the total return performance of the 30 largest funds within the Lipper Global Flexible Portfolio Funds category. This category includes funds that allocate their investments across various asset classes, including both domestic and foreign stocks, bonds, and money market instruments with a focus on total return. At least 25% of each portfolio is invested in securities traded outside of the United States. The performance period for the Fund consists of the current month plus the previous 35 months.

The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of over-performance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:

31 | USAA Cornerstone Strategy Fund

OVER/UNDER PERFORMANCE                                                                ANNUAL ADJUSTMENT RATE (IN BASIS
RELATIVE TO INDEX                                                                         POINTS AS A PERCENTAGE OF THE
(IN BASIS POINTS)1                                                                                     FUND’S AVERAGE NET ASSETS)1

+/– 100 to 400                                                                                +/– 4
+/– 401 to 700                                                                                +/– 5
+/– 701 and greater                                                                         +/– 6

1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (0.01%). Average net assets are calculated over a rolling 36-month period.

Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Global Flexible Funds Index over that period, even if the Fund had overall negative returns during the performance period. For the most recent fiscal year, the performance adjustment increased the management fee of 0.75% by 0.03%.

We have agreed, through October 1, 2012, to waive our annual management, administration, and other fees to the extent that total expenses of the Fund (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extra-ordinary expenses) exceed 1.28% of the Fund’s average annual net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund’s Board of Trustees and may be changed or terminated by us at any time after October 1, 2012. The investment management fee we received for the fiscal year ended May 31, 2011, including the effect of any performance adjustment and reimbursements to the Fund, was equal to 0.76% of average net assets. If the Fund’s total annual operating expense ratio is lower than 1.28%, the Fund will operate at the lower expense ratio.

In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services (SAS), provides transfer agency services to the Fund.

We have entered into Investment Subadvisory Agreements with Batterymarch and QMA under which Batterymarch and QMA provide day-to-day discretionary management of certain of the Fund’s assets in accordance with the Fund’s investment objectives, policies, and

Prospectus | 32

restrictions, subject to the general supervision of the Fund’s Board of Trustees and IMCO. Batterymarch and QMA are compensated directly by IMCO and not by the Fund.

Batterymarch, located at John Hancock Tower, 200 Clarendon Street, Boston, Massachusetts 02116, is a registered investment adviser founded in 1969. Batterymarch provides asset management services primarily for corporations, pension plans, investment companies (including mutual funds), endowments, foundations, and state and municipal and foreign governmental entities. As of June 30, 2011,
Batterymarch had assets under management of approximately 22.5 billion.

QMA, located at Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102, is an SEC registered investment adviser. QMA manages equity and balanced portfolios for institutional and retail clients. As of June 30, 2011, QMA managed approximately $81 billion in assets.

PORTFOLIO MANAGER(S)

IMCO

▪	U.S. Equity Securities, International Equity Securities, and Other Alternative Investment Strategies

John P. Toohey, CFA, Vice President of Equity Investments, also is responsible for the Fund’s asset allocation. He joined USAA in February 2009. Prior to joining USAA, Mr. Toohey was a managing director at AIG Investments from December 2000 to January 2009, where he was responsible for the investments supporting AIG’s pension plans worldwide. He also was co-portfolio manager for four lifestyle and asset allocation funds, oversaw the equity index fund business, and served as a senior member of the external client asset allocation team. He has co-managed the portion of the U.S. Equity Securities and International Equity Securities investment categories that invests in ETFs since July 2009. Education: B.A., mathematics, Williams College. He is a Fellow of the Society of Actuaries and holds the Chartered Financial Analyst (CFA) designation.

Wasif A. Latif, Vice President of Equity Investments, has worked for IMCO since June 2006. He has co-managed the portion of the U.S. Equity Securities and International Equity Securities investment categories that invests in ETFs since July 2009. Education: B.S. in

33 | USAA Cornerstone Strategy Fund

finance, University of Indianapolis, and M.B.A., University of Illinois at Chicago.

▪	Bonds and Money Market Instruments

Arnold J. Espe, CFA, Vice President of Mutual Fund Portfolios, has managed the Bonds and Money Market Instruments investment category since January 2004. Mr. Espe has 26 years of investment management experience and has worked for us for 10 years. Education: B.S., Willamette University; M.B.A., University of Oregon. He holds the CFA designation and is a member of the CFA Institute and the CFA Society of San Antonio.

Julianne Bass, CFA, Assistant Vice President and Portfolio Manager, has co-managed the Bonds and Money Market Instruments investment category since October 2011. She has 24 years of investment manage-ment experience and has worked for us for 12 years. Education: B.B.A., University of Texas at Austin; M.B.A., University of Houston. She is a member of the CFA Institute and the CFA Society of San Antonio.

▪	Precious Metals and Minerals Securities and Global Real Estate Securities

Mark W. Johnson, CFA, Vice President of Equity Investments, has managed the Precious Metals and Minerals Securities investment category since January 1994 and the Global Real Estate Securities investment category since March 2006. He has 37 years of investment management experience and has worked for us for 23 years. Education: B.B.A. and M.B.A., University of Michigan. He holds the CFA designation and is a member of the CFA Institute and the CFA Society of San Antonio.

Dan Denbow, CFA, Assistant Vice President and portfolio manager, has co-managed the Precious Metals and Minerals Securities and the Global Real Estate Securities investment categories since October 2008. Mr. Denbow has 19 years of investment management experience and has worked for us for 13 years. Education: B.B.A. and M.B.A., Texas Christian
University. He holds the CFA designation and is a member of the CFA Institute and the CFA Society of San Antonio.

Batterymarch

▪	U.S. Equity Securities and International Equity Securities

At Batterymarch, all portfolios are managed on a collaborative basis using a systematic, rules-based approach. The portfolio managers

Prospectus | 34

oversee the effectiveness of the overall investment process, including stock ranking and selection, portfolio construction and trading, and review trades before execution.

Batterymarch’s Developed Markets investment team manages a portion of this Fund. Members of the investment team may change from time to time. Stephen A. Lanzendorf, Adam J. Petryk, CFA, and Michael P. McElroy, CFA, are responsible for the strategic oversight of the Fund’s investments. Their focus is on portfolio structure, and they are primarily responsible for ensuring that the Fund complies with its investment objective, guidelines and restrictions, and Batterymarch’s current investment strategies.

Stephen A. Lanzendorf, CFA, Deputy Chief Investment Officer and Senior Portfolio Manager, Developed Markets Team, joined Batterymarch in 2006. He has 27 years of investment experience. Education: B.S. and an M.S. from the Massachusetts Institute of Technology.

Adam J. Petryk, CFA, Deputy Chief Investment Officer and Senior Portfolio Manager, Developed Markets Team, joined Batterymarch in 2007. Mr. Petryk was formerly the deputy chief investment officer and then chief investment officer for Legg Mason Canada, an affiliate of Batterymarch, where he was responsible for asset allocation, domestic equity and domestic fixed income management. He retains a consulting role with Legg Mason Canada. He was previously an equity analyst at Scotia Capital Markets. He has 14 years of investment experience. Education: B.S. and an M.S., University of Waterloo (Canada).

Michael P. McElroy, CFA, Director and Senior Portfolio Manager, Developed Markets Team, joined Batterymarch in 2006. He has 22 years of investment experience. Education: B.S. and two M.S. degrees, Massachusetts Institute of Technology.

QMA

▪	International Equity Securities

QMA typically follows a team approach in the management of its portfolios. It uses a disciplined investment process based on fundamental data, driven by its quantitative investment algorithm. QMA combines the investment insights gained from its original research with the seasoned judgment of its investment professionals. The members of QMA’s portfolio management team with primary

35 | USAA Cornerstone Strategy Fund

responsibility for subadvising the international portion of the Fund are listed below.

Margaret S. Stumpp, Ph.D., is the Chief Investment Officer of QMA. She is portfolio manager for equity portfolios for institutional investors and mutual fund clients. Margaret is extensively involved in quantitative research in asset allocation, security selection, and portfolio construc-tion for QMA. She joined QMA’s predecessor in 1987. Education: B.A. cum laude with distinction in economics, Boston University; and an A.M. and Ph.D. in economics, Brown University.

Jacob Pozharny, Ph.D. is a Managing Director for QMA. Mr. Pozharny heads research and portfolio management for International Quanti-tative Core Equity and all non U.S. strategies. He was previously a managing director and head of International Quantitative Equity at the TIAA-CREF organization and Teachers Advisors, Inc., where he was responsible for quantitative stock selection and portfolio construction for the international portfolios. Earlier in his career, he held positions at the University of California, Nicholas-Applegate Capital Management and the Federal Reserve. He earned a B.A. in economics, an M.S. in statistics, an M.S. in finance and applied economics, and a Ph.D. in applied statistics from the University of California.

John Van Belle, Ph.D., is a Managing Director of QMA. John manages global, international, emerging markets, and regional equity portfolios. He joined QMA’s predecessor in 1983. Education: B.S. in economics, St. Joseph’s College; and Ph.D., University of Virginia.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of Fund securities.

CHANGE OF SUBADVISERS

We have received an exemptive order from the Securities and Exchange Commission (SEC) that permits us, subject to certain conditions, including prior approval of the Fund’s Board of Trustees, to appoint and replace subadvisers, enter into subadvisory agreements, and amend subadvisory agreements on behalf of the Fund without shareholder approval. As a result, we can change the fee rate payable to a subadviser or appoint a new subadviser at a fee rate different than that paid to the current subadviser, which in turn may result in a different fee retained by IMCO. We will notify shareholders within 90 days after hiring any new subadviser for the Fund.

Prospectus | 36

PURCHASES AND REDEMPTIONS

OPENING AN ACCOUNT

You may open an account and make purchases on the Internet, by telephone, or by mail, as described below. If opening by mail, you should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account, or we may open your account and take certain actions without prior notice to you, including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated net asset value (NAV). We prohibit opening accounts for, including but not limited to, foreign financial institutions, shell banks, correspondent accounts for foreign shell banks, and correspondent accounts for foreign financial institutions. A “foreign shell bank” is a foreign bank without a physical presence in any country. A “corres-pondent account” is an account established for a foreign bank to receive deposits from, or to make payments or other disbursements on behalf of, the foreign bank, or to handle other financial transactions related to such foreign bank.

To purchase shares through your USAA brokerage account, please contact USAA Brokerage Services directly. These shares will become part of your USAA brokerage account and will be subject to the applicable policies and procedures. Additional fees also may apply.

If Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. A distribution fee may apply to all full IRA distributions, except for those due to death, disability, divorce, or transfer to other USAA lines of business. Partial IRA distributions are not charged a distribution fee. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund

37 | USAA Cornerstone Strategy Fund

through a broker or other investment professional. For more information on these fees, check with your investment professional.

TAXPAYER IDENTIFICATION NUMBER

Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding required by the Internal Revenue Code. See the section on Taxes for additional tax information.

EFFECTIVE DATE

When you make a purchase, your purchase price will be the NAV per share next determined after we or the financial intermediary receive your request in proper form (e.g., complete, signed application and payment). The Fund’s NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern time) of the New York Stock Exchange (NYSE) each day it is open for trading. If we or the financial intermediary receive your purchase request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we or the financial intermediary receive your purchase request or payment after that time, the purchase will be effective on the next business day.

The Fund or its distributor or transfer agent may enter into agreements with third parties (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for Fund shares on the Fund’s behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund’s NAV next computed after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.

MINIMUM INITIAL PURCHASE

$3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs].

Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

Prospectus | 38

ADDITIONAL PURCHASES

$50 minimum per transaction, per account.

AUTOMATIC INVESTING

No initial investment if you elect to have monthly electronic investments of at least $20 per transaction, per account.

There are no minimum initial or subsequent purchase payment amounts for investments in the Fund through USAA Strategic Fund Adviser®, USAA Private Investment Management®, USAA 529 College Savings PlanTM, USAA Federal Savings Bank Trust Department, USAA Global Opportunities Portfolio, USAA Managed Portfolios, or other designated USAA managed investment accounts. In addition, the Fund may waive or lower purchase minimums in other circumstances.

PAYMENT

If you plan to purchase Fund shares with a check, money order, traveler’s check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler’s checks, or other similar instruments. In addition, we do not accept cash or coins.

In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (e.g., if the NYSE is closed or when permitted by order of the SEC).

REDEEMING AN ACCOUNT

You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in proper form. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern time), your redemption will be effective on the next business day.

We will send your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by electronic funds transfer (EFT) or check is sent after the EFT or check has cleared, which could take up to seven days from the purchase date. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on

39 | USAA Cornerstone Strategy Fund

the difference between your cost basis in the shares originally purchased and the proceeds you receive upon their redemption.

BUYING AND SELLING FUND SHARES

INTERNET – USAA.COM

■
To establish access to your account, log on to usaa.com and click on “register now” or call (800) 759-8722. Once you have established Internet access to your account, you may use your personal computer, web-enabled telephone, or PDA to perform certain mutual fund transactions by accessing our website. You will be able to open and fund a new mutual fund account, make purchases, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

MOBILE ACCESS – MOBILE.USAA.COM

■	Using your web-enabled telephone, you may review account activity, check balances, and make purchases and redemptions.

USAA SELF-SERVICE TELEPHONE SYSTEM (800) 531-USAA (8722)

■
In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you may use our USAA self-service telephone system to access your Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file.

TELEPHONE

■	Call toll free (800) 531-USAA (8722) to speak with a member service representative. Our hours of operation are Monday – Friday, 7:30 a.m. to 10 p.m. CT and Saturday, 8 a.m. to 5 p.m. CT.

Telephone redemption privileges are established automatically when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to

Prospectus | 40

the address of record or by electronic delivery to your designated e-mail address.

FAX

■	Send a signed fax with your written redemption instructions to (800) 292-8177.

MAIL

■	If you would like to open an account or request a redemption by mail, send your application and check or written instructions to:

Regular Mail:
USAA Investment Management Company
P.O. Box 659453
San Antonio, TX 78265-9825

Registered or Express Mail:
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, TX 78240

BANK WIRE

■
To add to your account or request a redemption by bank wire, visit us at usaa.com or call (800) 531-USAA (8722) for instructions. This helps to ensure that your account will be credited or debited promptly and correctly. If you sell shares and request your money by wire transfer, there is a $20 domestic wire fee and a $35 foreign wire fee. Your bank also may charge a fee for wires.

EFT

■
Additional purchases on a regular basis may be deducted electronically from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or log on to usaa.com or call (800) 531-USAA (8722) to add them.

USAA BROKERAGE SERVICES

■
To purchase new and additional shares or to request a redemption in your USAA brokerage account, log on to usaa.com or call USAA Brokerage Services at (800) 531-USAA (8722) for instructions. Any purchase or redemption request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the

41 | USAA Cornerstone Strategy Fund

NAV per share determined for that day, subject to the applicable policies and procedures.

EXCHANGES

EXCHANGE PRIVILEGE

The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided the shares to be acquired are offered in your state of residence.

Exchanges made through the USAA self-service telephone system and the Internet require an ESA on file. After we receive the exchange orders, the Fund’s transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined pursuant to the procedures set forth herein. See section on Effective Date for additional information. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of these shares when they are exchanged.

If your shares are held in your USAA brokerage account, please contact USAA Brokerage Services regarding exchange policies. These shares will become part of your USAA brokerage account, and any exchange request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to the applicable policies and procedures.

The Fund has undertaken certain authentication procedures regarding telephone transactions as previously described. In addition, the Fund reserves the right to terminate or change the terms of an exchange offer.

Prospectus | 42

OTHER IMPORTANT INFORMATION ABOUT PURCHASES AND REDEMPTIONS

ACCOUNT BALANCE

USAA Shareholder Account Services may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any UGMA/ UTMA account; (3) all (non-IRA) money market fund accounts; (4) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (5) all IRA accounts (for the first year the account is open).

EXCESSIVE SHORT-TERM TRADING

The USAA Funds generally are not intended as short-term investment vehicles (except for the money market funds, the USAA Short-Term Bond Fund, the USAA Ultra Short-Term Bond Fund, and the USAA
Tax Exempt Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as “market timing.”

Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment or redemption by short-term traders. While there is no assurance that the USAA Funds can deter all excessive and short-term trading, the Board of Trustees of the USAA Funds has adopted the following policies (except for the money market funds, the USAA Short-Term Bond Fund, the USAA Ultra Short-Term Bond Fund, and the USAA Tax Exempt Short-Term Fund). These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing bona fide investors.

To deter such trading activities, the USAA Funds’ policies and procedures include:

■	Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient manage-ment of the particular fund.

43 | USAA Cornerstone Strategy Fund

■
Each fund may use a fair value pricing service or other model to assist in establishing the current value of foreign securities held by any of the USAA Funds. Fair value pricing is used to adjust for stale pricing that may occur between the close of certain foreign exchanges or markets and the time the USAA Funds calculate their NAV. Using fair value pricing is intended to deter those trying to take advantage of time-zone differences in the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in the USAA Funds’ using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a fund’s NAV.

THE FUNDS’ RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS

The USAA Funds’ main safeguard against excessive short-term trading is their right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Funds deem that certain excessive short-term trading activities are not in the best interest of the fund because such activities can hamper the efficient management of the fund. Generally, persons who engage in an “in and out” (or ”out and in”) transaction within a 30-day period will violate the USAA Funds’ policy if they engage in another “in and out” (or “out and in”) transaction in the same fund within 90 days. The Funds also reserve the right to restrict future purchases or exchanges if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption or exchange. Finally, the Funds reserve the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of a fund.

The following transactions are exempt from the excessive short-term trading activity policies described above:

■	Transactions in the money market funds, USAA Short-Term Bond Fund, the USAA Ultra Short-Term Bond Fund, and USAA Tax Exempt Short-Term Fund;

■	Purchases and sales pursuant to automatic investment or withdrawal plans;

■	Purchases and sales made through USAA Strategic Fund Adviser®, USAA Private Investment Management®, USAA 529 College Savings PlanTM, USAA Federal Savings Bank Trust Department, USAA Global

Prospectus | 44

Opportunities Portfolio, USAA Managed Portfolios, or other designated USAA managed investment accounts;

■	Purchases and sales of the USAA Institutional shares by the USAA Target Retirement Funds; and

■	Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to a fund.

If a person is classified as having engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all USAA Funds.

The USAA Funds rely on the transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that its monitoring activities will successfully detect or prevent all excessive short-term trading. The Funds or the transfer agent may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time.

The USAA Funds seek to apply these policies and procedures uniformly to all investors; however, some investors purchase shares of USAA Funds through financial intermediaries that establish omnibus accounts to invest in the USAA Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The USAA Funds subject to the short-term trading policies generally treat these omnibus accounts as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the Funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request and/or monitor for excessive trading. For those omnibus accounts for which we have entered into agreements to monitor excessive trading or provide underlying trade information, the financial intermediary or USAA Funds will review net activity in these omnibus accounts for activity that indicates potential excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for

45 | USAA Cornerstone Strategy Fund

individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.

We also may rely on the financial intermediary to review for and identify underlying trading activity for individual accounts engaged in excessive short-term trading activity, and to restrict, limit, or terminate trading privileges if the financial intermediary’s policies are determined by us to be at least as stringent as the USAA Funds’ policy. For shares purchased through financial intermediaries there may be additional or more restrictive policies. You may wish to contact your financial intermediary to determine the policies applicable to your account.

Because of the increased costs to review underlying trading information, the USAA Funds will not enter into agreements with every financial intermediary that operates an omnibus account. The USAA Funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds and can terminate such agreements at any time.

OTHER FUND RIGHTS

The Fund reserves the right to:

■	Reject or restrict purchase or exchange orders when in the best interest of the Fund;

■	Limit or discontinue the offering of shares of the Fund without notice to the shareholders;

■	Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;

■
Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the SAI contains information on acceptable guarantors);

■	Redeem an account with less than $250, with certain limitations; and

■	Restrict or liquidate an account when necessary or appropriate to comply with federal law.

Prospectus | 46

SHAREHOLDER INFORMATION

SHARE PRICE CALCULATION

The price at which you purchase and redeem Fund shares is equal to the NAV per share determined on the effective date of the purchase or redemption. The NAV per share is calculated by adding the value of the Fund’s assets (i.e., the value of its investment in the Fund and other assets), deducting liabilities, and dividing by the number of shares outstanding. Fund shares may be purchased and sold at the NAV per share without a sales charge. The Fund’s NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

VALUATION OF SECURITIES

Portfolio securities, including exchange-traded funds (ETFs), exceptas otherwise noted, traded primarily on domestic securities exchanges or the over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Portfolio securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board of Trustees. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to price securities when, in the Service’s judgment, these prices are readily available and are representative of the securities’ market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers in securities; and general market conditions. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

Securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign

47 | USAA Cornerstone Strategy Fund

markets may be closed. Therefore, the calculation of the Fund’s NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund’s NAV is calculated will not be reflected in the value of the Fund’s foreign securities. However, we and the subadvisers will monitor for events that would materially affect the value of the Fund’s foreign securities. The subadvisers have agreed to notify us of significant events they identify that may materially affect the value of the Fund’s foreign securities. If we determine that a particular event would materially affect the value of the Fund’s foreign securities, then we, under valuation procedures approved by the Fund’s Board of Trustees, will consider such available information that we deem relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day. Futures contracts are valued based upon the last quoted sales price at the close of market on the principal exchange on which they are traded. Option contracts are valued by a pricing service at the National Best Bid/Offer (NBBO) composite price, which is derived from the best available bid and ask prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund’s NAV.

Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by us under valuation procedures approved by the Fund’s Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value

Prospectus | 48

price. Valuing these securities at fair value is intended to cause the Fund’s NAV to be more reliable than it otherwise would be.

Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

For additional information on how securities are valued, see Valuation of Securities in the Fund’s SAI.

DIVIDENDS AND OTHER DISTRIBUTIONS

The Fund pays net investment income dividends annually. Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

We will automatically reinvest all income dividends and capital gain distributions in additional shares of the Fund unless you request to receive the distributions by way of EFT. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any income dividends or capital gain distributions made by the Fund will reduce the NAV per share by the amount of the dividends or other distributions on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any dividend or distri-bution. Some or all of these distributions are subject to taxes. We will invest in your account any dividend or other distribution payment returned to us by your financial institution at the current NAV per share.

TAXES

This tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. A 15% maximum federal income tax rate will apply to individual shareholders through December 31, 2012, for (1) gains on redemptions of Fund shares held for more than one year and (2) the Fund’s distributions from net gains on the sale or

49 | USAA Cornerstone Strategy Fund

exchange of the Fund’s capital assets held for more than one year and from the Fund’s qualified dividend income, which consists of dividends received from domestic corporations and certain foreign corporations assuming certain holding period and other requirements are met by the Fund and the shareholder. Because each investor’s tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

Distributions from the Fund and gains recognized from the sales or other dispositions of Fund shares will be subject to a 3.8% U.S. federal Medicare contribution tax on “net investment income,” beginning in 2013, for individuals with incomes exceeding $200,000 (or $250,000 if married and filing jointly).

■ Foreign

Dividends and interest the Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding, or other taxes foreign countries and U.S. possessions impose (foreign taxes) that would reduce the yield and/or total return on its investments. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

If more than 50% of the value of the Fund’s total assets at the close of any taxable year consists of securities of foreign corporations, the Fund may file an election with the Internal Revenue Service (the Foreign Election) that would permit you to take a credit (or a deduction) for foreign taxes paid by the Fund. If the Foreign Election is made, you would include in your gross income both dividends you received from the Fund and the amount of your proportionate share of those foreign taxes. As a shareholder of the Fund, you would be entitled to treat your share of the foreign taxes paid as a credit against your U.S. federal income tax, subject to the limitations set forth in the Internal Revenue Code with respect to the foreign tax credit generally. Alternatively, you could, if it were to your advantage, treat the foreign taxes paid by the Fund as an itemized deduction in computing your taxable income rather than as a tax credit. It is anticipated that the Fund will make the Foreign Election, in which event it will report to you shortly after each taxable year your share of the foreign taxes it paid and its foreign-source income.

Prospectus | 50

■ Shareholder Taxation

Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares. A portion of these dividends may qualify for the 70% dividends-received deduction available to corporations and for the maximum 15% tax rate applicable to qualified dividend income available to individuals.

Regardless of the length of time you have held Fund shares, distributions of net capital gain (i.e., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as long-term capital gains whether received in cash or reinvested in additional shares. These gains will qualify for a reduced capital gains rate for shareholders who are individuals.

■ Withholding

Federal law requires the Fund to withhold (referred to as “backup withholding”) and remit to the U.S. Treasury 28% of (1) taxable net investment income dividends, realized capital gain distributions, and proceeds of redemptions otherwise payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any such shareholder who:

■     Underreports dividend or interest income, or

■     Fails to certify that he or she is not subject to backup withholding.

To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund’s transfer agent that your taxpayer identification number is correct and you currently are not subject to backup withholding.

■ Reporting

The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

51 | USAA Cornerstone Strategy Fund

SHAREHOLDER MAILINGS

■ Householding

Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund’s most recent financial reports and prospectus even if you or a family member owns more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please contact us and we will begin your individual delivery within 30 days of your request.

■ Electronic Delivery

Log on to usaa.com and sign up to receive your statements, confirmations, financial reports, and prospectuses via the Internet instead of through the mail.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all income dividends and capital gain distributions).

The information in the financial highlights has been derived from the financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request.

Prospectus | 52

CORNERSTONE STRATEGY FUND

	Year Ended May 31,
	2011		2010	2009	2008		2007
Net asset value at beginning of period	$20.43		$17.21	$24.17	$28.51		$26.50
Income (loss) from investment operations:
Net investment income	.57		.65	.57	.46		.40
Net realized and unrealized gain (loss)	3.67	(d)	3.19	(7.02)	(1.16)		4.38
Total from investment operations	4.24		3.84	(6.45)	(.70)		4.78
Less distributions from:
Net investment income	(.62)		(.62)	(.51)	(.44)		(.53)
Realized capital gains	-		-	-	(3.20)		(2.24)
Total distributions	(.62)		(.62)	(.51)	3.64		(2.77)
Net asset value at end of period	$24.05		$20.43	$17.21	$24.17		$28.51
Total return (%)*	20.93	(d)	22.31	(26.39)	(2.79)		18.82	(a)
Net assets at end of period (000)	$2,294,249		$1,924,153	$1,603,954	$2,243,804		$2,193,361
Ratios to average net assets:**
Expenses (%)(b)	1.25	(e)	1.19	1.19	1.19		1.19	(a)
Expenses, excluding reimbursements (%)(b)	1.27		1.31	1.37	1.21		1.19	(a)
Net investment income (%)	2.51		3.23	3.23	2.06		1.68
Portfolio turnover (%)	117		151	162	175	(c)	127

*      Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return.

** For the year ended May 31, 2011, average net assets were $2,102,988,000.
(a)   For the year ended May 31, 2007, SAS voluntarily reimbursed the Fund for a portion of the transfer agent’s fees incurred. The reimbursement had no effect on the Fund’s total return or ratio of expenses to average net assets.

(b) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund’s expenses paid indirectly decreased the expense ratios by less than 0.01%.
(c) Reflects increased trading activity due to changes in subadvisers and asset allocation strategies.
(d)  For the year ended May 31, 2011, the Manager reimbursed the Fund $10,000 for a loss incurred from the disposal of an investment in error. The effect of this reimbursement on the Fund's net realized loss and total return was less than $0.01/0.01% per share.

(e)  Effective October 1, 2010, the Manager voluntarily agreed to limit the annual expenses of the Fund to 1.28% of the Fund's average net assets. Prior to this date, the voluntary expense limit was 1.19%.

53 | USAA Cornerstone Strategy Fund

NOTES

Prospectus | 54

55 | USAA Cornerstone Strategy Fund

9800 Fredericksburg Road
San Antonio, Texas 78288

PRSRT STD
U.S. Postage
PAID
USAA

SAVE PAPER AND FUND COSTS
Under My Profile on usaa.com
Select Manage Preferences
Set your Document Preferences to USAA documents online

IIf you would like more information about the Funds, you
may call (800) 531-USAA (8722) to request a free copy of
the Funds’ statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the
Funds. The SAI has been filed with the SEC and is incorporated by reference to and legally a part of this prospectus.
In each Fund’s annual report, you will find a discussion of
the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal
year. The Funds’ annual and semiannual reports also may be
viewed, free of charge, on usaa.com. A complete description
of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the
Funds’ SAI. The SAI is not available on usaa.com because of
cost considerations and lack of investor demand.

To view these documents, along with other related documents, you may visit the EDGAR database on the SEC’s
website (www.sec.gov) or the Commission’s Public Reference
Room in Washington, DC. Information on the operation of
the Public Reference Room may be obtained by calling
(202) 551-8090. Additionally, copies of this information may be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@
sec.gov or by writing the Public Reference Section of the
Commission, Washington, DC 20549- 1520.

[USAA EAGLE LOGO (R)]
We know what it means to serve. (R)                                                                        [RECYCLED GRAPHIC]

23445-1011                                      Investment Company Act File No. 811-7852                       ©2011, USAA. All rights reserved.

Part A

The Prospectus for the Growth and Tax Strategy Fund

is included herein

[USAA EAGLE LOGO (R)]

PROSPECTUS
USAA GROWTH AND TAX STRATEGY FUND
TICKER SYMBOL: USBLX
OCTOBER 1, 2011

[GRAPHIC OMITTED]

As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of this Fund’s shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Investment Objective	1
Fees and Expenses	1
Principal Investment Strategy	2
Principal Risks	2
Performance	4
Investment Adviser	7
Subadviser(s)	7
Portfolio Manager(s)	7
Purchase and Sale of Shares	7
Tax Information	8
Payments to Broker-Dealers and
Other Financial Intermediaries	8
Investment Objective	9
Principal Investment Strategy	9
Risks	16
Portfolio Holdings	20
Fund Management	20
Portfolio Manager(s)	23
Purchases and Redemptions	24
Exchanges	29
Other Important Information
About Purchases and Redemptions	30
Shareholder Information	34
Financial Highlights	38

INVESTMENT OBJECTIVE

The USAA Growth and Tax Strategy Fund (the Fund) is an asset allocation fund with an investment objective to seek a conservative balance for the investor between income, the majority of which is exempt from federal income tax, and the potential for long-term growth of capital to preserve purchasing power.

FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses are based on expenses incurred during the Fund’s most recently completed fiscal year.

Shareholder Fees (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchase	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.47%(a)
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.46%
Total Annual Operating Expenses	0.93%

(a) A performance fee adjustment may increase or decrease the management fee by up to +/– 0.06% of the average net assets of the Fund during a rolling 36-month period. The performance fee adjustment decreased the management fee of 0.50% by 0.03% for the most recent fiscal year ended May 31, 2011.

Example

This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return,

1 | USAA Growth and Tax Strategy Fund

(2) the Fund’s operating expenses remain the same, and (3) you redeem all of your shares at the end of the periods shown.

1 Year	3 Years	5 Years	10 Years
$95	$296	$515	$1,143

Portfolio Turnover

The Fund pays transaction costs, including commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes where fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

For the most recent fiscal year, the Fund’s portfolio turnover rate was 19% of the average value of its whole portfolio.

PRINCIPAL INVESTMENT STRATEGY

Using preset target ranges, the Fund’s strategy is to invest a majority of its assets in tax-exempt bonds and money market instruments and the remainder in blue chip stocks. The Fund is managed with the goal of minimizing the impact of federal income taxes to shareholders.

PRINCIPAL RISKS

Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. The Fund is actively managed and the investment techniques and risk analyses used by the Fund’s manager(s) may not produce the desired results. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in this Fund.

Some of the securities held in the Fund’s portfolio are subject to credit risk, which is the possibility that a borrower cannot make timely interest and principal payments on its securities or that a party to a transaction involving the Fund will fail to meet its obligations. The Fund

Prospectus | 2

accepts some credit risk as a recognized means to enhance an investor’s return. All fixed-income securities varying from the highest quality to very speculative have some degree of credit risk.

During a period of declining interest rates, many municipal bonds may be “called,” or redeemed, by the issuer before the stated maturity. An issuer might call, or refinance, a higher-yielding bond for the same reason that a homeowner would refinance a home mortgage. When bonds are called, the Fund is affected in several ways. Most likely, the Fund must reinvest the bond-call proceeds at lower interest rates. The Fund’s income may drop as a result. The Fund also may realize a taxable capital gain.

In purchasing and selling securities to rebalance its portfolio, the Fund will pay more in brokerage commissions than it would without a re-balancing policy. As a result of the need to rebalance, the Fund also has less flexibility in the timing of purchases and sales of securities than it would otherwise. While the Fund attempts to minimize any adverse impact to it or its shareholders, the Fund may have a higher proportion of capital gains and a lower return than a fund that does not have a rebalancing policy.

Because the Fund invests in stocks, it is subject to stock market risk. A company’s stock price in general may decline over short or even extended periods, regardless of the success or failure of a company’s operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Stocks tend to be more volatile than bonds.

The target ranges of securities categories and the techniques for minimizing the impact of taxes are all based on current federal tax law. Any future changes in those laws could result in significant changes in the Fund’s investment strategies and techniques.

Some tax-exempt securities are subject to special risks due to their unique structure. For instance, Variable Rate Demand Notes (VRDNs) generally are long-term municipal bonds combined with a demand feature, which represents the right to sell the instrument back to the remarketer or liquidity provider, usually a bank, for repurchase on short notice. Because the demand feature is dependent upon the bank, the Fund will only purchase VRDNs of this type where it believes that the banks would be able to honor their guarantees on the demand feature. Some VRDNs, sometimes referred to as “structured instruments” or “synthetic instruments,” are created by combining an intermediate-

3 | USAA Growth and Tax Strategy Fund

or long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice, referred to as a “tender option.” However, the tender option usually is subject to a conditional guarantee. Because there is the risk that the Fund will not be able to exercise the demand feature at all times, the Fund will not purchase synthetic instruments of this type unless the Fund believes there is only minimal risk that the Fund will not be able to exercise the tender option at all times.

An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart illustrates the Fund's volatility and performance from year to year for each full calendar year over the past 10 years. The table shows how the Fund's average annual total returns for the periods indicated compared to those of the Fund's benchmark index and an index of funds with similar investment objectives.

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. For the most current price, total return, and yield information for this Fund, log on to usaa.com or call (800) 531-USAA (8722).

Prospectus | 4

 RISK/RETURN BAR CHART
Annual Returns for Periods Ended December 31

CALENDER YEAR	TOTAL RETURNS
2010	7.13%
2009	24.06%
2008	-25.03%
2007	2.53%
2006	8.86%
2005	7.03%
2004	9.34%
2003	15.15%
2002	-8.32%
2001	-8.31%

SIX-MONTH YTD TOTAL RETURN
5.17% (6/30/11)
BEST QUARTER*	WORST QUARTER*
12.52% 3rd Qtr. 2009	-14.23% 4th Qtr. 2008
* Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

5 | USAA Growth and Tax Strategy Fund

AVERAGE ANNUAL TOTAL RETURNS
For Periods Ended December 31, 2010

	1 Year	5 Years	10 Years
Growth and Tax Strategy Fund
Before Taxes	7.13%	2.07%	2.30%
After Taxes on Distributions	7.02%	1.63%	1.78%
After Taxes on Distributions and Sale of Fund Shares	5.54%	1.95%	2.11%

	1 Year	5 Years	10 Years
Indexes
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	15.06%	2.29%	1.41%

Barclays Capital Municipal Bond Index (reflects nodeduction for fees, expenses, or taxes)	2.38%	4.09%	4.83%

Composite Index (reflects no deduction for taxes)	7.11%	2.50%	2.47%

The after-tax returns are shown in two ways: (1) assume that you owned shares of the Fund during the entire period and paid taxes on the Fund’s distributions of taxable net investment income or realized capital gains, if any, and (2) assume that you paid taxes on the Fund’s distributions of such income and gains and sold all shares at the end of each period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown above are not relevant to you.

Prospectus | 6

INVESTMENT ADVISER

USAA Investment Management Company (IMCO)

SUBADVISER(S)

Northern Trust Investments, Inc. (NTI)

PORTFOLIO MANAGER(S)

IMCO

▪	TAX-EXEMPT BONDS AND MONEY MARKET INSTRUMENTS

John Bonnell, CFA, Assistant Vice President of Fixed Income Mutual Fund Portfolios, has managed the Tax-Exempt Bonds and Money Market Instruments investment category of the Fund since March 2010.

NTI

▪	BLUE CHIP STOCKS

Michael Liao, Second Vice President, is a portfolio manager on the quantitative active/enhanced index team within Northern Trust Global Investments, and has managed the Blue Chip Stocks investment category of the Fund since October 2007.

Christopher A. Fronk, Senior Vice President of NTI, has managed the Blue Chip Stocks investment category of the Fund since December 2005.

PURCHASE AND SALE OF SHARES

You may purchase or redeem shares of the Fund on any business day through our website at usaa.com or mobile.usaa.com; by mail at P.O. Box 659453, San Antonio, Texas 78288-9825; by telephone (800) 531-USAA (8722); or by fax to (800) 292-8177. Shares may be purchased by electronic funds transfer (EFT), by check, or by bank wire. You may receive redemption proceeds by EFT, check, or bank wire.

The minimum initial purchase is $3,000. The minimum subsequent investment is $50. No initial investment is required if you elect to have

7 | USAA Growth and Tax Strategy Fund

monthly electronic investments of at least $50 per transaction, per account.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income and capital gains.

In addition, dividends the Fund pays that are attributable to the tax-exempt interest it earns in excess of certain disallowed deductions (exempt-interest dividends) are excludable from its shareholders’ gross income for federal income tax purposes. The income exemption for federal income tax purposes does not necessarily mean that income is exempt under the income or other tax laws of any state or local taxing authority. Distributions of the Fund’s interest income also may be a tax preference item for purposes of the federal alternative minimum tax.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Prospectus | 8

USAA Investment Management Company (IMCO) manages this Fund. For easier reading, IMCO may be referred to as “we” or “us” throughout the prospectus.

INVESTMENT OBJECTIVE

■     What is the Fund’s investment objective?

The Fund has an investment objective to seek a conservative balance for the investor between income, the majority of which is exempt from federal income tax, and the potential for long-term growth of capital to preserve purchasing power. The Fund’s Board of Trustees may change this investment objective without shareholder approval.

PRINCIPAL INVESTMENT STRATEGY

■     What is the Fund’s principal investment strategy?

The Fund’s principal investment strategy is to provide a diversified investment program within one mutual fund by allocating its assets in each of the following investment categories according to the following targeted ranges. Securities are classified by category at the time of purchase.

Investment Category	Percentage Target Range Of Net Assets
Tax-Exempt Bonds and Money Market Instruments	50% - 70%
Blue Chip Stocks	30% - 50%

The ranges allow for a variance within each investment category. The Fund’s Board of Trustees may revise the target ranges without prior written notice to shareholders.

In addition, the Fund may invest up to 15% of its net assets in illiquid securities, which generally are securities that the Fund cannot expect

9 | USAA Growth and Tax Strategy Fund

to sell or dispose of in the ordinary course of business within seven days at approximately the value ascribed to such securities.

We may go outside the ranges on a temporary defensive basis whenever we believe it is in the best interest of the Fund and its shareholders.

■ Why are stocks and bonds mixed in the same Fund?

From time to time, the stock and bond markets may fluctuate independently of each other. In other words, a decline in the stock market may, in certain instances, be offset by a rise in the bond market, or vice versa. As a result, the Fund, with its mix of stocks and bonds, is expected in the long run to entail less market risk (and potentially less return) than a mutual fund investing exclusively in stocks.

■      Why were these investment categories and target ranges selected?

The investment categories and target ranges were selected to provide investors with a diversified investment in a single mutual fund. Tax-exempt bonds provide income exempt from federal income tax. Blue chip stocks provide the potential for long-term capital growth. Tax-exempt money market instruments provide a means for temporary investment of cash balances arising in the normal course of business.

During normal market conditions, the Fund’s assets will be invested so that at least 50% of the Fund’s annual income will be exempt from federal personal income tax and excluded from the calculation of federal alternative minimum taxes for individual taxpayers. This policy may only be changed by a shareholder vote.

■      How will the impact of federal income taxes be minimized on the Fund’s shareholders?

The Fund’s managers intend to use various techniques to minimize the impact of federal income taxes on the Fund’s shareholders while maximizing capital appreciation, including:

❖	Investing in bonds and similar instruments that provide income which is exempt from federal income tax,

❖	Investing in a portfolio of stocks with a low dividend yield,

❖	Selecting stocks that the subadviser expects to hold for sufficient periods to minimize the cost of trading and the receipt of capital gains,

Prospectus | 10

❖	When selling securities, considering the sale of those with the highest tax cost basis to minimize the receipt of capital gains, and

❖	Offsetting capital gains with capital losses, if available and appropriate.

Although the Fund seeks to minimize taxable income and the realization of capital gains, the Fund may nevertheless receive taxable income and realize capital gains from time to time. Additionally, you may owe taxes on realized capital gains, if any, when you redeem your Fund shares.

■      What actions are taken to keep the Fund’s asset allocations within the target ranges?

If market action causes the actual assets of the Fund in one or more investment categories to move outside the ranges, we will make adjustments to rebalance the portfolio. In general, we will rebalance the portfolio at least once during each quarter.

TAX EXEMPT BONDS AND MONEY MARKET INSTRUMENTS

■      What are tax-exempt securities?

Tax-exempt securities include municipal debt obligations that have been issued by states and their political subdivisions, and duly constituted state and local authorities and corporations as well as securities issued by certain U.S. territories or possessions, such as Puerto Rico, the Virgin Islands, or Guam. They are issued to fund public infrastructure projects such as streets and highways, schools, water and sewer systems, hospitals, and airports. Tax-exempt securities also may be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities.

Because the projects benefit the public, Congress has granted an exemption from federal income tax for the interest income arising from these securities.

■      What types of tax-exempt securities are included in the Fund’s portfolio?

The Fund’s portfolio may include, but is not limited to, any of the following tax-exempt securities:

11 | USAA Growth and Tax Strategy Fund

❖	general obligation bonds, which are secured by the issuer’s pledge of its faith, credit, and taxing power for the payment of principal and interest;

❖
revenue bonds, which are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from proceeds of a special excise tax or other specific revenue source, but not from the general taxing power;

❖	municipal lease obligations, which are backed by the munici-pality’s covenant to budget for the payments due under the lease obligation.

Municipal lease obligations may be determined to be liquid in accordance with the guidelines established by the Funds’ Board of Trustees. In determining the liquidity of a municipal lease obligation, we will consider among other things: (1) the frequency of trades and quotes for the municipal lease obligation; (2) the number of dealers willing to purchase or sell the municipal lease obligation and the number of other potential purchasers; (3) dealer undertakings to make a market in the municipal lease obligation; (4) the nature of the marketplace trades, including the time needed to dispose of the municipal lease obligation, the method of soliciting offers, and the mechanics of transfer; (5) whether the municipal lease obligation is of a size that will be attractive to institutional investors; (6) whether the municipal lease obligation contains a non-appropriation clause and the likelihood that the obligor will fail to make an appropriation therefor; and (7) such other factors as we may determine to be relevant to such determination.

❖	industrial development revenue bonds, such as pollution control revenue bonds, which are issued by or on behalf of public authorities to obtain funds for privately operated facilities;

❖	inverse floating rate securities whose coupons vary inversely with changes in short-term tax-exempt interest rates and thus are considered leveraged investments in an underlying municipal bond;

❖
when-issued and delayed-delivery securities, each Fund’s assets may be invested in securities offered on a when-issued or delayed-delivery basis, which means that delivery and payment take place after the date of the commitment to purchase, normally within 45 days, both price and interest rate are fixed at the time of commitment, the Funds do not earn interest on the securities until settlement, and the market value of the securities may fluctuate between

Prospectus | 12

purchase and settlement. Such securities can be sold before settlement date.

❖
synthetic instruments, which combine a municipality’s long-term obligation to pay interest and principal with the obligation of a third party to repurchase the instrument on short notice. These securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions of a money market fund, some money market securities have demand or put features, which have the effect of shortening the maturity of the securities;

❖
tax-exempt liquidity protected preferred shares (or similar securities), which are generally designed to pay dividends that reset on or about every seven days in a remarketing process and possess an obligation from a liquidity provider (typically a high-quality bank) to purchase, at a price equal to the par amount of the preferred shares plus accrued dividends, all liquidity protected preferred shares that are subject to sale and not remarketed. The maturity of liquidity protected preferred shares will be deemed to be the date on which the underlying principal amount may be recovered or the next dividend rate adjustment date consistent with applicable regulatory requirements; and

❖
variable-rate demand notes (VRDNs) provide the right to sell the security at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer.

■      What is the weighted average maturity of the securities in the Tax-Exempt Bonds category and how is it calculated?

The Tax-Exempt Bonds category includes tax-exempt securities that will have a remaining maturity at the time of purchase of more than one year. Although the weighted average maturity of the securities in this category is not restricted, we expect it to exceed 10 years. In determining a security’s maturity for purposes of calculating the Fund’s weighted average maturity, we may use estimates of the expected time for the security’s principal to be paid. This can be substantially shorter than the security’s stated final maturity. For a discussion on the method of calculating the weighted average maturity of the Fund’s

13 | USAA Growth and Tax Strategy Fund

portfolio, see Investment Policies in the statement of additional information (SAI).

■      What types of tax-exempt money market instruments are included in the Fund’s portfolio?

The tax-exempt money market instruments in the portfolio are tax-exempt money market funds or debt securities that have remaining stated maturities at the time of purchase of one year or less or are subject to puts or similar demand features resulting in an effective maturity of one year or less.

■      What are the credit ratings of the tax-exempt securities?

The Fund will invest primarily in investment-grade tax-exempt securities with at least 50% of the combined total market value of the tax-exempt bonds and tax-exempt money market instruments being rated within the three highest long-term rating categories (A or higher) by such rating agencies as Moody’s Investors Service, Inc. (Moody’s), Standard & Poor’s Rating Services (S&P), Fitch Ratings, Inc. (Fitch), Dominion Bond Rating Service Limited (Dominion), or A.M. Best Co., Inc. (A.M. Best) or in the highest short-term rating category by Moody’s, S&P, Fitch, Dominion, or A.M. Best.

Investment-grade securities include securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, as well as securities rated or subject to a guarantee that is rated within the categories listed by at least one of the Nationally Recognized Statistical Rating Organizations (NRSROs) approved by the Securities and Exchange Commission (SEC). Below are investment-grade ratings for five of the current NRSRO rating agencies:

	Long-Term	Short-Term
Rating Agency	Debt Securities	Debt Securities
Moody’s Investors		At least Prime–3
Service, Inc.	At least Baa3	or MIG 3

Standard & Poor’s		At least A–3
Rating Services	At least BBB –	or SP–2

Fitch Ratings, Inc.	At least BBB –	At least F3

Prospectus | 14

Dominion Bond Rating Service Limited	At least BBB low	At least R–2 low

A.M. Best Co., Inc.	At least bbb	At least AMB–3

If a security is not rated, we may make a determination that the security is of equivalent investment quality to a comparable security.

The Fund also may invest up to 10% of its net assets that at the time of purchase are below-investment-grade tax-exempt securities, which are sometimes referred to as high-yield or “junk” bonds. Below-investment-grade securities are considered speculative and are subject to signifi-cant credit risk since they are believed to represent a greater risk of default than more creditworthy investment-grade securities. These lower quality securities generally have less interest rate risk and higher credit risk than the higher quality securities. At the same time, the volatility of below-investment-grade securities historically has been notably less than that of the equity market as a whole. The market on which below-investment-grade securities are traded also may be less liquid than the market for investment-grade securities.

On occasion, we may pay a rating agency to rate a particular security when we believe it will provide an anticipated benefit to a Fund. On securities possessing a third party guarantor, we reserve the right to place such security in the rating category of the underlying issuer (or if unrated in the comparable rating category as determined by us), if the third party guarantor is no longer relied upon for ratings eligibility.

You will find a further description of tax-exempt ratings in the Fund’s SAI.

■      How are the decisions to buy and sell tax-exempt securities made?

We will buy securities that offer an attractive balance of tax-exempt income against credit risk and price volatility. We will sell a security if we become concerned about its credit risk, are forced by market factors to raise money, or an attractive replacement security is available.

15 | USAA Growth and Tax Strategy Fund

BLUE CHIP STOCKS

■      What types of stocks are included in the Fund’s portfolio?

We define a blue chip company as one that has a market capitalization of at least $500 million and is included in the list of companies that make up the S&P 500 Index or the Dow Jones Industrial Average, or
at least $1 billion.

NTI will invest in common stocks of companies that make up the S&P 500 Index. NTI may invest up to 5% of the Fund’s total assets in blue chip stocks of foreign issuers or in American depositary receipts (ADRs), global depositary receipts (GDRs), or similar forms of ownership interest in securities of foreign issuers that are traded on U.S. securities exchanges or in U.S. over-the-counter markets.

■      How are the decisions to buy and sell stocks made?

The investment objective of this portion of the Fund is to generate pretax returns similar to the S&P 500 Index and after-tax outperformance through active tax management. Securities are purchased and sold using stock selection aiming to provide aggregate investment characteristics similar to those of the S&P 500 Index without sacrificing performance. Generally, the Fund will not be invested in all the stocks in the S&P 500 Index. Active tax management is used to limit the sale of securities that have increased in value and to realize capital losses on securities that have decreased in value, in order to offset such capital gains as are realized.

TEMPORARY DEFENSIVE STRATEGY

The Fund may, from time to time, take temporary defensive positions that are consistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. The effect of taking such a temporary defensive position is that the Fund may not achieve its investment objective.

RISKS

Call Risk: Many municipal bonds may be “called,” or redeemed, by the issuer before the stated maturity. During a period of declining interest rates, an issuer would call, or refinance, a higher-yielding bond for the same reason that a homeowner would refinance a home mortgage.

Prospectus | 16

❖
Intermediate- and long-term municipal bonds have the greatest call risk, because most municipal bonds may not be called until after 10 years from the date of issue. The period of “call protection” may be longer or shorter than 10 years, but regardless, bonds purchased closest to the date of issue will have the most call protection. Typically, bonds with original maturities of 10 years or less are not callable.

❖
Although investors certainly appreciate the rise in bond prices when interest rates drop, falling interest rates create the environment necessary to “call” the higher-yielding bonds from your Fund. When bonds are called, a Fund is affected in several ways. Most likely, we must reinvest the bond-call proceeds at lower interest rates. The Fund’s income may drop as a result. The Fund also may realize a taxable capital gain.

Changes in Tax Laws Risk: The target ranges of securities categories and the techniques for minimizing the impact of taxes are all based on current federal tax law. Any future changes in those laws could result in significant changes in the Fund’s investment strategies and techniques.

Credit Risk: The possibility that a borrower cannot make timely interest and principal payments on its securities. The fixed-income securities in the Fund’s portfolio are subject to credit risk. The Fund accepts some credit risk as a recognized means to enhance investors’ return. All securities varying from the highest quality to the very speculative have some degree of credit risk. We attempt to minimize the Fund’s overall credit risk by:

❖
Primarily investing in securities considered at least investment grade at the time of purchase. Nevertheless, even investment-grade securities are subject to some credit risk. In addition, the ratings of securities are the rating agencies’ estimates of the credit quality of the securities. The ratings may not take into account every risk related to whether interest or principal will be repaid on a timely basis.

❖	When evaluating potential investments for the Fund, our credit analysts also independently assess credit risk and its impact on the Fund’s portfolio.

❖
Diversifying the Fund’s portfolio by investing in securities of a large number of unrelated issuers, which reduces a Fund’s exposure to the risks of an investment in the securities of any one issuer or group of issuers. We invest in many securities with slightly different

17 | USAA Growth and Tax Strategy Fund

risk characteristics and across different economic sectors and geographic regions. If a random credit event should occur, such as a default, the Fund would suffer a much smaller loss than if the Fund were concentrated in relatively large holdings with highly correlated risks.

Securities rated below investment grade (junk or high-yield bonds) should be regarded as speculative, because their issuers are more susceptible to financial setbacks and recession than more creditworthy companies. High-yield bond issuers include small companies lacking the history or capital to merit investment-grade status, former blue chip companies downgraded because of financial problems, and firms with heavy debt loads. If the Fund invests in securities whose issuers develop unexpected credit problems, the Fund’s NAV could decline. Changes in economic conditions or other circumstances are more likely to lead to a weakened capability to make principal and interest pay-ments on these securities than is the case on higher-rated securities.

Derivatives Risk: The Fund may invest in futures and options and other types of derivatives. Risks associated with derivatives include the risk that the derivative is not well-correlated with the security, index, or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could reduce potential returns or even cause losses to the Fund.

Interest Rate Risk: As a mutual fund investing in bonds, each Fund is subject to the risk that the market value of the bonds will fluctuate because of changes in interest rates. Bond prices are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall, and when interest rates fall, bond prices rise. The price volatility of a bond also depends on its maturity. Generally, the longer the maturity of a bond, the greater is its sensitivity to interest rates. To compensate investors for this higher risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities.

Prospectus | 18

❖	If interest rates increase, the yield of the Fund may increase and the market value of the Fund’s securities will likely decline, adversely affecting the Fund’s NAV and total return.

❖	If interest rates decrease, the yield of the Fund may decrease. In addition, the market value of the Fund’s securities may increase, which would likely increase the Fund’s NAV and total return.

Liquidity Risk: Liquidity risk is the risk that the fund’s investment generally cannot be disposed of in the ordinary course of business, seven days or less, at approximately the same value at which the Fund has valued the investment. In addition, investment in the GTAA strategy has additional restrictions on redemptions that may limit the ability of the Fund to dispose of the particular investment.

Management Risk: Because the Fund is actively managed, it is subject to management risk and there is no guarantee that the investment techniques and risk analyses used by the Fund’s manager(s) will produce the desired results. In addition, we operate under a “manager-of-managers” structure, which gives us the right, with the prior approval of the Fund’s Board of Trustees and without shareholder approval, to change subadvisers. If we add or replace a subadviser of the Fund, the Fund could experience higher portfolio turnover and higher transaction costs than normal if the new subadviser realigns the portfolio to reflect its investment techniques and philosophy. A realignment of the Fund’s portfolio could result in higher capital gains and distributions, which could affect the tax efficiency of the Fund negatively for that fiscal year.

Rebalancing Risk: In purchasing and selling securities to rebalance its portfolio, the Fund will pay more in brokerage commissions than it would without a rebalancing policy. As a result of the need to rebalance, the Fund also has less flexibility in the timing of purchases and sales of securities than it would otherwise. While we will attempt to minimize any adverse impact to the Fund or its shareholders, the Fund may have a higher proportion of capital gains and a lower return than a fund that does not have a rebalancing policy.

Stock Market Risk: Because the Fund invests in stocks, it is subject to stock market risk. A company’s stock price in general may decline over short or even extended periods regardless of the success or failure of a company’s operations. Stock markets tend to run in cycles, with periods when stock prices generally go up, and periods when stock prices generally go down. Stocks tend to be more volatile than bonds.

19 | USAA Growth and Tax Strategy Fund

ADDITIONAL INFORMATION

This prospectus doesn’t tell you about every policy or risk of investing in the Fund. For additional information about the Fund’s investment policies and the types of securities in which the Fund’s assets may be invested, you may want to request a copy of the SAI (the back cover tells you how to do this).

PORTFOLIO HOLDINGS

The Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities are available in the Fund’s SAI, which is available upon request.

FUND MANAGEMENT

IMCO serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825. We had approximately $94 billion in total assets under management as of August 31, 2011.

We provide investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, we are responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Fund’s Board of Trustees. A discussion regarding the basis of the Board of Trustees’ approval of the Fund’s Advisory and Subadvisory Agreements is available in the Fund’s annual report to shareholders for the periods ended May 31.

The Fund uses a “manager-of-managers” structure. We are authorized to select (with approval of the Fund’s Board of Trustees and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of the Fund’s assets. We monitor each subadviser’s performance through quantitative and qualitative analysis and periodically report to the Fund’s Board of Trustees as to whether each subadviser’s agreement should be renewed, terminated, or modified. We also are responsible for allocating assets to the sub-advisers. The allocation for each subadviser can range from 0% to 100% of the Fund’s assets, and we can change the allocations without shareholder approval.  We also are responsible for the day-to-day investment management of the portions of the Fund that invest in tax-exempt bonds and tax-exempt money market instruments.

Prospectus | 20

For our services, the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of a composite of Lipper indices. The base fee, which is accrued daily and paid monthly, is equal to an annualized rate of one-half of one percent (0.50%) of the Fund’s average net assets.

The performance adjustment is calculated monthly by comparing the Fund’s performance to that of a composite index comprised of 51% of the Lipper General Municipal Bond Funds Index and 49% of the Lipper Large-Cap Core Funds Index. The Lipper General Municipal Bond Funds Index tracks the total return performance of the 30 largest funds within the Lipper General Municipal Bond Funds category. This category includes funds that invest at least 65% of their assets in municipal debt issues in the top four credit categories, and the Lipper Large-Cap Core Funds Index tracks the total return performance of the 30 largest funds within the Lipper Large-Cap Core Funds category. This category includes funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds will normally have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales growth figure, compared to the S&P 500 Index. The performance period for the Fund consists of the current month plus the previous 35 months.

The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of over-performance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:

21 | USAA Growth and Tax Strategy Fund

OVER/UNDER PERFORMANCE                                                                ANNUAL ADJUSTMENT RATE
RELATIVE TO INDEX                                                                        (IN BASIS POINTS AS A PERCENTAGE
(IN BASIS POINTS) 1                                                                          OF THE FUND’S AVERAGE NET ASSETS) 1

+/– 20 to 50                                                                                         +/– 4
+/– 51 to 100                                                                                       +/– 5
+/– 101 and greater                                                                              +/– 6

1  Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (0.01%). Average net assets are calculated over a rolling 36-month period.

Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the composite index over that period, even if the Fund had overall negative returns during the performance period. For the most recent fiscal year, the performance adjustment decreased the management fee of 0.50% by 0.03%.

In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services (SAS), provides transfer agency services to the Fund.

We have entered into an Investment Subadvisory Agreement with NTI, located at 50 S. LaSalle Street, Chicago, Illinois 60603, formerly known and conducting business as Northern Trust Investments, N.A., an indirect subsidiary of Northern Trust Corporation, is an Illinois State Banking Corporation and an investment adviser registered under the Investment Advisers Act of 1940, as amended. It primarily manages assets for institutional and individual separately managed accounts, investment companies and bank common and collective funds. NTI is compensated directly by IMCO and not by the Fund.

Northern Trust Corporation is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended.

As of June 30, 2011, Northern Trust Corporation, through its subsidiaries, had assets under custody of $4.4 trillion and assets under investment management of $684.1 billion.

Prospectus | 22

PORTFOLIO MANAGER(S)

IMCO

▪	Tax-Exempt Bonds and Money Market Instruments

John C. Bonnell, CFA, Assistant Vice President of Fixed Income Mutual Fund Portfolios, has managed the Tax-Exempt Bonds and Money Market Instruments investment category of the Fund since March 2010. He has 20 years of investment management experience and has worked for IMCO for 17 years. Education: B.B.A., University of Texas at San Antonio; M.B.A., St. Mary’s University. He holds the Chartered Financial Analyst (CFA) designation and is a member of the CFA Institute, the CFA Society of San Antonio, and the National Federation of Municipal Analysts.

NTI

▪	Blue Chip Stocks

Michael Liao and Christopher A. Fronk are primarily responsible for the day-to-day management of the Blue Chip Stocks investment category of the Fund.

Michael Liao, Second Vice President, is a portfolio manager on the quantitative active/enhanced index team within Northern Trust Global Investments. He is responsible for the implementation of several quantitative equity strategies specializing in tax advantaged strategies. Before joining Northern Trust in 2007, Mr. Liao worked as a portfolio manager & quantitative analyst at World Asset Management in Birmingham, Michigan. Prior to that, he worked with University of Michigan Health System for seven years where he held project management and software technical lead positions. Education: B.S., Nankai University in China, an M.S., Wayne State University, and an M.B.A., University of Michigan Ross School of Business. He is a CFA charterholder, a member of Investment Analyst Society of Detroit, and the CFA Institute.

Christopher A. Fronk is a Senior Vice President of NTI where he is responsible for the management of various equity and equity index portfolios. Mr. Fronk joined NTI in 1999 and has been a member of the quantitative management group for quantitative equity strategies. He has managed the Blue Chip Stocks investment category of the Fund since December 2005.

23 | USAA Growth and Tax Strategy Fund

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of Fund securities.

CHANGE OF SUBADVISERS

We have received an exemptive order from the Securities and Exchange Commission (SEC) that permits us, subject to certain conditions, including prior approval of the Fund’s Board of Trustees, to appoint and replace subadvisers, enter into subadvisory agreements, and amend subadvisory agreements on behalf of the Fund without shareholder approval. As a result, we can change the fee rate payable to a subadviser or appoint a new subadviser at a fee rate different than that paid to the current subadviser, which in turn may result in a different fee retained by IMCO. We will notify shareholders within 90 days after hiring any new subadviser for the Fund.

PURCHASES AND REDEMPTIONS

OPENING AN ACCOUNT

You may open an account and make purchases on the Internet, by telephone, or by mail, as described below. If opening by mail, you should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account, or we may open your account and take certain actions without prior notice to you, including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated net asset value (NAV). We prohibit opening accounts for, including but not limited to, foreign financial institutions, shell banks, correspondent accounts for foreign shell banks, and correspondent accounts for foreign financial institutions. A “foreign shell bank” is a foreign bank without a physical presence in any country. A “correspondent account” is an account established for a foreign bank to receive deposits from, or to make payments or other disbursements on

Prospectus | 24

behalf of, the foreign bank, or to handle other financial transactions related to such foreign bank.

To purchase shares through your USAA brokerage account, please contact USAA Brokerage Services directly. These shares will become part of your USAA brokerage account and will be subject to the applicable policies and procedures. Additional fees also may apply.

If Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. A distribution fee may apply to all full IRA distributions, except for those due to death, disability, divorce, or transfer to other USAA lines of business. Partial IRA distributions are not charged a distribution fee. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

TAXPAYER IDENTIFICATION NUMBER

Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding required by the Internal Revenue Code. See the section on Taxes for additional tax information.

EFFECTIVE DATE

When you make a purchase, your purchase price will be the NAV per share next determined after we or the financial intermediary receive your request in proper form (e.g., complete, signed application and payment). The Fund’s NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern time) of the New York Stock Exchange (NYSE) each day it is open for trading. If we or the financial intermediary receive your purchase request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we or the financial intermediary receive your purchase request or payment after that time, the purchase will be effective on the next business day.

The Fund or its distributor or transfer agent may enter into agreements with third parties (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for Fund shares on the Fund’s behalf. Under these arrangements, the Fund will be deemed to have

25 | USAA Growth and Tax Strategy Fund

received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund’s NAV next computed after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.

MINIMUM INITIAL PURCHASE

$3,000

Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

ADDITIONAL PURCHASES

$50 minimum per transaction, per account.

AUTOMATIC INVESTING

No initial investment if you elect to have monthly electronic investments of at least $50 per transaction, per account.

There are no minimum initial or subsequent purchase payment amounts for investments in the Fund through USAA Strategic Fund Adviser®, USAA Private Investment Management®, USAA 529 College Savings PlanTM, USAA Federal Savings Bank Trust Department, USAA Global Opportunities Portfolio, USAA Managed Portfolio, or other designated USAA managed investment accounts. In addition, the Fund may waive or lower purchase minimums in other circumstances.

NOTE: THIS FUND IS NOT AVAILABLE FOR AN IRA BECAUSE THE MAJORITY OF ITS INCOME IS TAX-EXEMPT.

PAYMENT

If you plan to purchase Fund shares with a check, money order, traveler’s check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler’s checks, or other similar instruments. In addition, we do not accept cash or coins.

In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (e.g., if the NYSE is closed or when permitted by order of the SEC).

Prospectus | 26

REDEEMING AN ACCOUNT

You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in proper form. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern time), your redemption will be effective on the next business day.

We will send your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by electronic funds transfer (EFT) or check is sent after the EFT or check has cleared, which could take up to seven days from the purchase date. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the proceeds you receive upon their redemption.

BUYING AND SELLING FUND SHARES

INTERNET – USAA.COM

■
To establish access to your account, log on to usaa.com and click on “register now” or call (800) 759-8722. Once you have established Internet access to your account, you may use your personal computer, web-enabled telephone, or PDA to perform certain mutual fund transactions by accessing our website. You will be able to open and fund a new mutual fund account, make purchases, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

MOBILE ACCESS – MOBILE.USAA.COM

■	Using your web-enabled telephone, you may review account activity, check balances, and make purchases and redemptions.

USAA SELF-SERVICE TELEPHONE SYSTEM (800) 531-USAA (8722)

■
In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you may use our USAA self-service telephone system to access your Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file.

27 | USAA Growth and Tax Strategy Fund

TELEPHONE

■	Call toll free (800) 531-USAA (8722) to speak with a member service representative. Our hours of operation are Monday – Friday, 7:30 a.m. to 10 p.m. CT and Saturday, 8 a.m. to 5 p.m. CT.

Telephone redemption privileges are established automatically when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record or by electronic delivery to your designated e-mail address.

FAX

■	Send a signed fax with your written redemption instructions to (800) 292-8177.

MAIL

■	If you would like to open an account or request a redemption by mail, send your application and check or written instructions to:

Regular Mail:
USAA Investment Management Company
P.O. Box 659453
San Antonio, TX 78265-9825

Registered or Express Mail:
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, TX 78240

BANK WIRE

■
To add to your account or request a redemption by bank wire, visit us at usaa.com or call (800) 531-USAA (8722) for instructions. This helps to ensure that your account will be credited or debited promptly and correctly. If you sell shares and request your money by wire transfer, there is a $20 domestic wire fee and a $35 foreign wire fee. Your bank also may charge a fee for wires.

Prospectus | 28

EFT

■
Additional purchases on a regular basis may be deducted electronically from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or log on to usaa.com or call (800) 531-USAA (8722) to add them.

USAA BROKERAGE SERVICES

■
To purchase new and additional shares or to request a redemption in your USAA brokerage account, log on to usaa.com or call USAA Brokerage Services at (800) 531-USAA (8722) for instructions. Any purchase or redemption request received in good order prior to the close of the NYSE  (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to the applicable policies and procedures.

EXCHANGES

EXCHANGE PRIVILEGE

The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided the shares to be acquired are offered in your state of residence.

Exchanges made through the USAA self-service telephone system and the Internet require an ESA on file. After we receive the exchange orders, the Fund’s transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined pursuant to the procedures set forth herein. See section on Effective Date for additional information. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of these shares when they are exchanged.

If your shares are held in your USAA brokerage account, please contact USAA Brokerage Services regarding exchange policies. These shares will become part of your USAA brokerage account, and any exchange request received in good order prior to the close of the NYSE (generally

29 | USAA Growth and Tax Strategy Fund

4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to the applicable policies and procedures.

The Fund has undertaken certain authentication procedures regarding telephone transactions as previously described. In addition, the Fund reserves the right to terminate or change the terms of an exchange offer.

OTHER IMPORTANT INFORMATION ABOUT PURCHASES AND REDEMPTIONS

ACCOUNT BALANCE

USAA Shareholder Account Services may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any UGMA/ UTMA account; (3) all (non-IRA) money market fund accounts; (4) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (5) all IRA accounts (for the first year the account is open).

EXCESSIVE SHORT-TERM TRADING

The USAA Funds generally are not intended as short-term investment vehicles (except for the money market funds, the USAA Short-Term Bond Fund, the USAA Ultra Short-Term Bond Fund, and the USAA Tax Exempt Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as “market timing.”

Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment or redemption by short-term traders. While there is no assurance that the USAA Funds can deter all excessive and short-term trading, the Board of Trustees of the USAA Funds has adopted the following policies (except for the money market funds, the USAA Short-Term Bond Fund, the USAA Ultra Short-Term Bond Fund, and the USAA Tax Exempt Short-Term Fund). These policies

Prospectus | 30

are designed to deter disruptive, excessive short-term trading without needlessly penalizing bona fide investors.

To deter such trading activities, the USAA Funds’ policies and procedures include:

■	Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

■
Each fund may use a fair value pricing service or other model to assist in establishing the current value of foreign securities held by any of the USAA Funds. Fair value pricing is used to adjust for stale pricing that may occur between the close of certain foreign exchanges or markets and the time the USAA Funds calculate their NAV. Using fair value pricing is intended to deter those trying to take advantage of time-zone differences in the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in the USAA Funds’ using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a fund’s NAV.

THE FUNDS’ RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS

The USAA Funds’ main safeguard against excessive short-term trading is their right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Funds deem that certain excessive short-term trading activities are not in the best interest of the fund because such activities can hamper the efficient management of the fund. Generally, persons who engage in an “in and out” (or ”out and in”) transaction within a 30-day period will violate the USAA Funds’ policy if they engage in another “in and out” (or “out and in”) transaction in the same fund within 90 days. The Funds also reserve the right to restrict future purchases or exchanges if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption or exchange. Finally, the Funds reserve the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of a fund.

The following transactions are exempt from the excessive short-term trading activity policies described above:

31 | USAA Growth and Tax Strategy Fund

■	Transactions in the money market funds, USAA Short-Term Bond Fund, the USAA Ultra Short-Term Bond Fund, and USAA Tax Exempt Short-Term Fund;

■	Purchases and sales pursuant to automatic investment or withdrawal plans;

■
Purchases and sales made through USAA Strategic Fund Adviser®, USAA Private Investment Management®, USAA 529 College Savings PlanTM, USAA Federal Savings Bank Trust Department, USAA Global Opportunities Portfolio, USAA Managed Portfolios, or other designated USAA managed investment accounts;

■	Purchases and sales of the USAA Institutional shares by the USAA Target Retirement Funds; and

■	Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to a fund.

If a person is classified as having engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all USAA Funds.

The USAA Funds rely on the transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that its monitoring activities will successfully detect or prevent all excessive short-term trading. The Funds or the transfer agent may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time.

The USAA Funds seek to apply these policies and procedures uniformly to all investors; however, some investors purchase shares of USAA Funds through financial intermediaries that establish omnibus accounts to invest in the USAA Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The USAA Funds subject to the short-term trading policies generally treat these omnibus accounts as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the Funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request and/or monitor for excessive trading. For those omnibus accounts for

Prospectus | 32

which we have entered into agreements to monitor excessive trading or provide underlying trade information, the financial intermediary or USAA Funds will review net activity in these omnibus accounts for activity that indicates potential excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.

We also may rely on the financial intermediary to review for and identify underlying trading activity for individual accounts engaged in excessive short-term trading activity, and to restrict, limit, or terminate trading privileges if the financial intermediary’s policies are determined by us to be at least as stringent as the USAA Funds’ policy. For shares purchased through financial intermediaries there may be additional or more restrictive policies. You may wish to contact your financial intermediary to determine the policies applicable to your account.

Because of the increased costs to review underlying trading information, the USAA Funds will not enter into agreements with every financial intermediary that operates an omnibus account. The USAA Funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds and can terminate such agreements at any time.

OTHER FUND RIGHTS

The Fund reserves the right to:

■	Reject or restrict purchase or exchange orders when in the best interest of the Fund;

■	Limit or discontinue the offering of shares of the Fund without notice to the shareholders;

■	Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;

■
Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the SAI contains information on acceptable guarantors);

33 | USAA Growth and Tax Strategy Fund

■	Redeem an account with less than $250, with certain limitations; and

■	Restrict or liquidate an account when necessary or appropriate to comply with federal law.

SHAREHOLDER INFORMATION

SHARE PRICE CALCULATION

The price at which you purchase and redeem Fund shares is equal to the NAV per share determined on the effective date of the purchase or redemption. The NAV per share is calculated by adding the value of the Fund’s assets (i.e., the value of its investment in the Fund and other assets), deducting liabilities, and dividing by the number of shares outstanding. Fund shares may be purchased and sold at the NAV per share without a sales charge. The Fund’s NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

VALUATION OF SECURITIES

Portfolio securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on domestic securities exchanges or the over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Portfolio securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board of Trustees. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to price securities when, in the Service’s judgment, these prices are readily available and are representative of the securities’ market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers in securities; and general market

Prospectus | 34

conditions. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by us under valuation procedures approved by the Fund’s Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund’s NAV to be more reliable than it otherwise would be.

Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

For additional information on how securities are valued, see Valuation of Securities in the Fund’s SAI.

DIVIDENDS AND OTHER DISTRIBUTIONS

The Fund pays net investment income dividends quarterly. Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

We will automatically reinvest all income dividends and capital gain distributions in additional shares of the Fund unless you request to receive the distributions by way of EFT. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any income dividends or capital gain distributions made by the Fund will reduce the

35 | USAA Growth and Tax Strategy Fund

NAV per share by the amount of the dividends or other distributions on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any dividend or distribution. Some or all of these distributions are subject to taxes. We will invest in your account any dividend or other distribution payment returned to us by your financial institution at the current NAV per share.

TAXES

This tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus. While we manage the Fund so that at least 50% (and possibly up to 70%) of the Fund’s assets are invested in tax-exempt securities, we intend to invest at least 30% (and may invest up to 50%) of the Fund’s assets in securities that generate income not exempt from federal income tax. Dividends the Fund pays that are attributable to the tax-exempt interest it earns in excess of certain disallowed deductions (exempt-interest dividends) are excludable from its shareholders’ gross income for federal income tax purposes. The exemption from federal income tax for exempt-interest dividends does not necessarily mean that such income is exempt under the income or other tax laws of any state or local taxing authority. The Fund’s distributions of exempt-interest dividends also may be a tax preference item for purposes of the federal AMT.

Net capital gain distributed by or reinvested in the Fund will be taxable. In addition, gains, if any, on the redemption of the Fund’s shares are taxable. A 15% maximum federal income tax rate will apply to individual shareholders through December 31, 2012, for (1) gains on redemptions of Fund shares held for more than one year and (2) the Fund’s distributions from net gains on the sale or exchange of the Fund’s capital assets held for more than one year and from the Fund’s qualified dividend income, which consists of dividends received from domestic corporations and certain foreign corporations assuming certain holding period and other requirements are met by the Fund and the shareholders. Because each investor’s tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

Distributions from the Fund that do not qualify as “exempt-interest dividend” and gains recognized from the sales or other dispositions of Fund shares will be subject to a 3.8% U.S. federal Medicare contribution tax on “net investment income,” beginning in 2013,

Prospectus | 36

for individuals with incomes exceeding $200,000 (or $250,000 if married and filing jointly).

■ Shareholder Taxation

Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares. A portion of these dividends may qualify for the 70% dividends-received deduction available to corporations and for the maximum 15% tax rate applicable to qualified dividend income available to individuals.

Regardless of the length of time you have held Fund shares, distributions of net capital gain (i.e., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as long-term capital gains whether received in cash or reinvested in additional shares. These gains will qualify for a reduced capital gains rate for shareholders who are individuals.

Distributions to shareholders derived from tax-exempt interest received by the Fund will be excluded from a shareholder’s gross income for federal income tax purposes, provided the Fund meets certain requirements.

IN CERTAIN INSTANCES, TAX-EXEMPT INTEREST HAS TAX IMPLICATIONS.

For corporations, all tax-exempt interest will be considered in calculating the alternative minimum tax as part of the adjusted current earnings.

Distributions of tax-exempt income are considered in computing the portion, if any, of social security and railroad retirement benefits subject to federal and, in some cases, state taxes.

■ Withholding

Federal law requires the Fund to withhold (referred to as “backup withholding”) and remit to the U.S. Treasury 28% of (1) taxable net investment income dividends, realized capital gain distributions, and proceeds of redemptions otherwise payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any such shareholder who:

37 | USAA Growth and Tax Strategy Fund

■     Underreports dividend or interest income, or

■     Fails to certify that he or she is not subject to backup withholding.

To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund’s transfer agent that your taxpayer identification number is correct and you currently are not subject to backup withholding.

■ Reporting

The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

SHAREHOLDER MAILINGS

■ Householding

Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund’s most recent financial reports and prospectus even if you or a family member owns more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please contact us and we will begin your individual delivery within 30 days of your request.

■ Electronic Delivery

Log on to usaa.com and sign up to receive your statements, confirmations, financial reports, and prospectuses via the Internet instead of through the mail.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all income dividends and capital gain distributions).

The information in the financial highlights has been derived from the financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund’s

Prospectus | 38

 financial statements, is included in the Fund’s annual report, which is available upon request.

GROWTH AND TAX STRATEGY FUND

	Year Ended May 31,
	2011	2010		2009	2008	2007
Net asset value at beginning of period	$12.28	$11.00		$13.80	$14.75	$14.40
Income (loss) from investment operations:
Net investment income	.35	.37		.40	.40	.38
Net realized and unrealized gain (loss)	1.16	1.28		(2.80)	(.96)	1.37
Total from investment operations	1.51	1.65		(2.40)	(.56)	1.75
Less distributions from:
Net investment income	(.35)	(.37)		(.40)	(.39)	(.39)
Realized capital gains	-	-		-	-	(1.01)
Total distributions	(.35)	(.37)		(.40)	(.39)	(1.40)
Net asset value at end of period	$13.44	$12.28		$11.00	$13.80	$14.75
Total return (%)*	12.54	15.17	(b)	(17.38)	(3.81)	12.67	(a)
Net assets at end of period (000)	$154,493	$144,251		$132,807	$180,200	$201,778
Ratios to average net assets:**
Expenses (%)(c)	.93	.88	(b)	.90	.89	.91	(a)
Net investment income (%)	2.73	3.06		3.46	2.80	2.66
Portfolio turnover (%)	19	18		25	38	37

*     Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return.

** For the year ended May 31, 2011, average net assets were $148,083,000.
(a)  For the year ended March 31, 2007, SAS voluntarily reimbursed the Fund for a portion of the transfer agent's fees incurred. The reimbursement had no effect on the Fund's total return or ratio of expenses to average net assets.

(b)   During the year ended May 31, 2010, SAS reimbursed the Fund $21,000 for corrections in fees paid for the administration and servicing of certain accounts. The effect of this reimbursement on the Fund’s total return was less than 0.01%. The reimbursement decreased the Fund’s expense ratios by 0.01%. This decrease is excluded from the expense ratios above.

(c) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund’s expenses paid indirectly decreased the expense ratios by less than 0.01%.

39 | USAA Growth and Tax Strategy Fund

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[USAA EAGLE LOGO (R)]
We know what it means to serve. (R)                                                                                                                         [RECYCLED GRAPHIC]

23444-1011                                               Investment Company Act File No. 811-7852                                       ©2011, USAA. All rights reserved.

Part A

The Prospectus for the Emerging Market Fund Shares, Emerging
Market Fund Institutional Shares,  Emerging Market Fund Adviser Shares

is included herein

[USAA EAGLE LOGO (R)]

PROSPECTUS
USAA EMERGING MARKETS FUND SHARES (USEMX)
USAA EMERGING MARKETS FUND INSTITUTIONAL SHARES (UAEMX)
USAA EMERGING MARKETS FUND ADVISER SHARES (UIEMX)
OCTOBER 1, 2011

[GRAPHIC OMITTED]

The Fund in this prospectus is composed of multiple classes of shares. The Adviser shares listed in this prospectus are available for purchase generally through financial intermediaries by investors who seek advice from them.

As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of this Fund’s shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Investment Objective	1
Fees and Expenses	1
Principal Investment Strategy	3
Principal Risks	3
Performance	4
Investment Adviser	7
Subadviser(s)	7
Portfolio Manager(s)	7
Purchase and Sale of Shares	8
Tax Information	9
Payments to Broker-Dealers and
Other Financial Intermediaries	9
Investment Objective	10
Principal Investment Strategy	10
Risks	13
Portfolio Holdings	15
Fund Management	15
Portfolio Manager(s)	18
Purchases and Redemptions	20
Exchanges	27
Other Important Information
About Purchases and Redemptions	27
Multiple Class Information	32
Shareholder Information	33
Financial Highlights	39

INVESTMENT OBJECTIVE

The USAA Emerging Markets Fund (the Fund) has an investment objective of capital appreciation.

FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses are based on expenses incurred during the Fund’s most recently completed fiscal year.

Shareholder Fees (fees paid directly from your investment)
	Fund Shares	Inst. Shares	Adviser Shares
Sales Charge (Load) Imposed on Purchases	None	None	None
Purchase Fee	None	None	None
Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fee (on shares held less than 60 days)	None	None	1%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Fund Shares	Inst. Shares	Adviser Shares
Management Fee	1.01%(a)	1.00%(a)	1.00%(a)
Distribution and/or Service (12b-1) Fees	None	None	0.25%
Other Expenses	0.58%	0.32%	1.01%
Acquired Fund Fees and Expenses	0.05%	0.05%	0.05%
Total Annual Operating Expenses	1.64%	1.37%	2.31%
Reimbursement From Adviser	N/A	N/A	(0.26%)
Total Annual Operating Expenses After Reimbursement	1.64%	1.37%(b)	2.05%(c)

1 | USAA Emerging Markets Fund

(a)  A performance fee adjustment may increase or decrease the management fee by up to +/– 0.06% of the average net assets of the Fund during a rolling 36-month period. The performance fee adjustment increased the management fee of 1.00% by 0.01% for the Fund Shares, and by less than 0.01% for the Institutional Shares and Adviser Shares, for the most recent fiscal year ended May 31, 2011.

(b) The Institutional Shares’ total annual operating expense ratio reflects a change effective September 1, 2011, in the contractual fee rate for administration and servicing fees, and transfer agent’s fees, from 0.05% to 0.10% of the Institutional Shares’ annual average net assets.

(c) The Adviser has agreed, through October 1, 2012, to make payments or waive management, administration, and other fees to limit the expenses of the Adviser Shares of the Fund so that the total annual operating expenses (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 2.00%
of the Adviser Shares’ average daily net assets. This arrangement may not be changed or terminated during this time period without approval of the Fund’s Board of Trustees and may be changed or terminated by the Adviser at any time after October 1, 2012.

Example

This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund’s operating expenses remain the same, (3) you redeem all of your shares at the end of the periods shown, and (4) the expense limitation arrangement for the Adviser Shares is not continued.

	1 Year	3 Years	5 Years	10 Years
Fund Shares	$167	$517	$892	$1,944
Institutional Shares	$139	$434	$750	$1,646
Adviser Shares	$234	$721	$1,235	$2,646

Portfolio Turnover

The Fund pays transaction costs, including commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes where fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

For the most recent fiscal year, the Fund’s portfolio turnover rate was 66% of the average value of its whole portfolio.

Prospectus | 2

PRINCIPAL INVESTMENT STRATEGY

The Fund’s principal investment strategy is to normally invest at least 80% of its assets in equity securities of emerging market companies. The “equity securities” in which the Fund principally invests are common stocks, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks. This 80% policy may be changed upon at least 60 days’ notice to shareholders.

PRINCIPAL RISKS

Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. The Fund is actively managed and the investment techniques and risk analyses used by the Fund’s manager(s) may not produce the desired results. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in this Fund.

The equity securities in the Fund’s portfolio are subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a company’s operations. Stocks tend to be more volatile than bonds. In addition, there is a possibility that the value of the Fund’s investments in foreign securities will decrease because of unique risks, such as currency exchange rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. These risks are particularly heightened in this Fund due to the fact that within the universe of foreign investing, investments in emerging market countries are most volatile. Emerging market countries are less diverse and mature than other countries and tend to be politically less stable.

The Fund’s performance could be closely tied to the market, currency, economic, political, regulatory, geopolitical, or other conditions in the

3| USAA Emerging Markets Fund

countries or regions in which the Fund invests and could be more volatile than the performance of more geographically-diversified funds.

The Fund also is subject to over-the counter (OTC) risk, OTC transactions involve risk in addition to those incurred by transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets, or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks.

An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The Fund has three classes of shares, Fund Shares, Institutional Shares, and Adviser Shares. The bar chart illustrates the Fund Shares' volatility and performance from year to year for each full calendar year over the past 10 years. The table shows how the average annual total returns of the share classes for the periods indicated compared to those of the Fund's benchmark index and an index of funds with similar investment objectives.

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. For the most current price, total return, and yield information for this Fund, log on to usaa.com or call (800) 531-USAA (8722).

Prospectus | 4

 RISK/RETURN BAR CHART
Annual Returns for Periods Ended December 31

CALENDER YEAR	TOTAL RETURNS
2010	17.22%
2009	74.82%
2008	-51.65%
2007	33.61%
2006	29.36%
2005	25.54%
2004	26.19%
2003	53.04%
2002	-5.05%
2001	-5.79%

SIX-MONTH YTD TOTAL RETURN
-1.99% (6/30/11)
BEST QUARTER*	WORST QUARTER*
35.11% 2nd Qtr. 2009	-28.92% 4th Qtr. 2008
* Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

5 | USAA Emerging Markets Fund

AVERAGE ANNUAL TOTAL RETURNS
For Periods Ended December 31, 2010

	1 Year	5 Years	10 Years
Emerging Markets Fund Shares
Before Taxes	17.22%	11.36%	14.02%
After Taxes on Distributions	17.18%	10.53%	13.63%
After Taxes on Distributions
and Sale of Fund Shares	11.40%	9.65%	12.61%

				Inception
				Date
	1 Year			08/01/08
Emerging Markets Fund Institutional Shares
Before Taxes	17.68%			6.10%

				Inception
				Date
				08/01/10
Emerging Markets Fund Adviser Shares
Before Taxes				12.95%

				Institutional
				Shares
				Inception
				Date
	1 Year	5 Years	10 Years	08/01/08*
Indexes
Morgan Stanley Capital International (MSCI) Emerging
Markets Index (reflects no deduction for fees, expenses, or taxes)	19.20%	13.11%	16.23%	16.23%

Lipper Emerging Markets Funds Index (reflects no deduction for taxes)	20.14%	11.25%	15.17%	15.17%

* The average annual total return for the MSCI Emerging Markets Index and Lipper Emerging Markets Funds Index from August 1, 2010 - the inception date of the Adviser Shares - through December 31, 2010, was 17.03% and 16.82%, respectively.

Prospectus | 6

The after-tax returns are shown in two ways: (1) assume that you owned shares of the Fund during the entire period and paid taxes on the Fund’s distributions of taxable net investment income or realized capital gains, if any, and (2) assume that you paid taxes on the Fund’s distributions of such income and gains and sold all shares at the end of each period. Please note that after-tax returns are shown only for the Fund Shares and may differ for each share class.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown above are not relevant to you.

INVESTMENT ADVISER

USAA Investment Management Company (IMCO)

SUBADVISER(S)

The Boston Company Asset Management LLC (The Boston Company)

Batterymarch Financial Management, Inc. (Batterymarch)

PORTFOLIO MANAGER(S)

The Boston Company

D. Kirk Henry, CFA serves as the Senior Managing Director of the Non-U.S. Value Equity Team at The Boston Company. Mr. Henry is also a member of The Boston Company’s Executive Management Team. Mr. Henry has managed the Fund since June 2002.

Carolyn M. Kedersha, CFA, CPA, serves as Managing Director and Senior Portfolio Manager on The Boston Company’s Non-U.S. Value Equity Team. Ms. Kedersha has managed the Fund since June 2002.

7 | USAA Emerging Markets Fund

C. Warren Skillman, serves as Managing Director and Senior Portfolio Manager on The Boston Company’s Non-U.S. Value Equity Team. Mr. Skillman has managed the Fund since July 2007.

Batterymarch

David W. Lazenby, CFA, Director and Senior Portfolio Manager, has managed the Fund since October 2006.

PURCHASE AND SALE OF SHARES

Fund Shares:

You may purchase or redeem shares of the Fund on any business day through our website at usaa.com or mobile.usaa.com; by mail at P.O. Box 659453, San Antonio, Texas 78288-9825; by telephone (800) 531-USAA (8722); or by fax to (800) 292-8177. Shares may be purchased by electronic funds transfer (EFT), by check, or by bank wire. You may receive redemption proceeds by EFT, check, or bank wire.

The minimum initial purchase is $3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs]. The minimum subsequent investment is $50. No initial investment is required if you elect to have monthly electronic investments of at least $50 per transaction, per account.

Institutional Shares:

The Institutional Shares are not offered for sale directly to the general public. The Institutional Shares currently are available for investment only through a USAA managed account program, other persons or legal entities that the Fund may approve from time to time, or for purchase by the USAA Target Retirement Funds. There are no minimum initial or subsequent purchase payment amounts for investments in the Institutional Shares.

Adviser Shares:

Adviser Shares are intended for persons purchasing shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services. Your ability to purchase, exchange, redeem, and transfer shares will be affected by the policies of the financial intermediary through which you do business.

Prospectus | 8

The minimum initial purchase is $3,000; however, financial intermediaries may require their clients to meet different investment minimums.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you invest through an IRA, 401(k) plan, or other tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

9 | USAA Emerging Markets Fund

USAA Investment Management Company (IMCO) manages this Fund. For easier reading, IMCO may be referred to as “we” or “us” throughout the prospectus.

INVESTMENT OBJECTIVE

■     What is the Fund’s investment objective?

The Fund has an investment objective of capital appreciation. The Fund’s Board of Trustees may change this investment objective without shareholder approval.

PRINCIPAL INVESTMENT STRATEGY

■     What is the Fund’s principal investment strategy?

The Fund’s principal investment strategy is to normally invest at least 80% of its assets in equity securities of emerging market companies. The “equity securities” in which the Fund principally invests are common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, rights and warrants to acquire such securities and substantially similar forms of equity and securities that carry the right to buy common stocks. This 80% policy may be changed upon at least 60 days’ notice to shareholders.

We believe that attractive investment opportunities exist in many emerging markets. Investing a person’s assets solely in an emerging markets fund may not be suitable for everyone. For those who are willing to accept higher risk and volatility, including the USAA Emerging Markets Fund in a well-diversified portfolio, while not guaranteed or assured, could significantly enhance overall portfolio returns. The Fund combines the advantages of a diversified investment in emerging markets with the convenience and liquidity of a mutual fund based in the United States. In pursuing these aims, the Fund may implement its views through the use of exchange-traded funds (ETFs) that invest in emerging market securities.

■ What is an “emerging market company”?

An issuer is an emerging market company if:

Prospectus | 10

❖	It is organized under the laws of an emerging market country (as defined below);

❖	The principal trading market for its stock is in an emerging market country; or

❖	At least 50% of its revenues or profits are derived from operations within emerging market countries or at least 50% of its assets are located within emerging market countries.

■      What countries are considered emerging markets countries?

For our purposes, emerging market countries are all countries of the world excluding the following, which are referred to as developed countries:

ASIA: Australia, Hong Kong, Japan, Singapore, New Zealand

AMERICAS: Canada, the United States

AFRICA/MIDDLE EAST: Israel

EUROPE: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Holland, Ireland, Italy, Luxembourg, Norway, Portugal, Spain, Sweden, Switzerland, the United Kingdom

■      What are the characteristics of the economic and political systems of emerging market countries?

The economic and political systems of emerging market countries can be described as possessing two or more of the following characteristics:

❖	The countries in which these stock markets are found have a less developed economy than the developed countries.

❖
Economies of these countries are likely to be undergoing rapid growth or some major structural change, such as a change in economic systems, rapid development of an industrial or value-added economic sector, or attainment of significantly better terms of trade for primary goods, to name a few examples.

❖	Sustainable economic growth rates are higher, or potentially higher, than developed countries.

❖	Economies of these countries may be benefitting from the rapid growth of neighboring countries and/or may be significantly influenced by growth of demand in the developed markets.

11 | USAA Emerging Markets Fund

❖	Personal income levels and consumption are generally lower than those in developed countries, but may be growing at a faster rate.

❖	The political system is likely to be, or appear to be, in greater flux than the developed countries listed above.

■      Will the Fund’s assets be invested in any other securities?

The Fund may invest no more than 20% of its net assets in equity securities of selected issuers that have favorable growth prospects, but may not be organized or otherwise situated in emerging markets, as well as short-term sovereign debt securities of emerging market countries for the purpose of obtaining a higher yield.

The Fund also may invest its assets in public and private sector debt and fixed-income instruments of emerging market issuers, including exchange-traded notes (ETNs) and equity-linked structured notes, which are believed to have the potential for significant capital appreciation (due, for example, to its assessment of prospects for an issuer or the issuer’s domicile country), without regard to any interest or dividend yields payable pursuant to such securities. These latter investments may be considered to be speculative in nature.

In addition, the Fund may invest up to 15% of its net assets in illiquid securities, which generally are securities that the Fund cannot expect to sell or dispose of in the ordinary course of business within seven days at approximately the value ascribed to such securities.

■ Are there any restrictions as to the types of businesses or operations of companies in which the Fund’s assets may be invested?

No, there are no restrictions except that the Fund may not invest more than 25% of its total assets in any one industry. Additionally, the Fund’s investments will be diversified in four or more countries.

■      How are the decisions to buy and sell securities made?

The Boston Company’s portfolio construction is a direct result of stock selection. The Boston Company considers specific regional and sector research coverage during the investment process and it purchases securities that demonstrate strong value, sound business fundamentals, and positive business momentum. Sell decisions are based upon our investment philosophy, which is value-orientated, research-driven, and risk-adverse. Furthermore, The Boston Company will generally sell securities when any one of the following is realized:

Prospectus | 12

price/valuation target is reached, declining fundamentals, or declining business momentum.

Batterymarch uses quantitative techniques to rank the relative attractiveness of a very broad universe of liquid securities across five fundamental dimensions: value, cash flow, earnings growth, expectations, and technicals. Portfolio manager opinions, based on traditional fundamental research, are incorporated into the ranking process for individual securities when they differ from the quantitative rankings. The portfolio manager opinions, which typically apply to less than 20% of the investable universe, are equally weighted with the quantitative ranking. Decisions to buy or sell particular stocks are determined by their rankings.

TEMPORARY DEFENSIVE STRATEGY

The Fund may, from time to time, take temporary defensive positions that are consistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. The effect of taking such a temporary defensive position is that the Fund may not achieve its investment objective.

RISKS

Derivatives Risk: The Fund may invest in futures and options and other types of derivatives. Risks associated with derivatives include the risk that the derivative is not well-correlated with the security, index, or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could reduce potential returns or even cause losses to the Fund.

ETF Risk: The Fund may invest in shares of ETFs, which generally are investment companies that hold a portfolio of common stocks or debt securities designed to track the price performance and yield of a particular securities market index (or sector of an index). ETFs, as investment companies, incur their own management and other fees and

13 | USAA Emerging Markets Fund

expenses, such as trustees’ fees, operating expenses, registration fees, and marketing expenses, a proportionate share of which would be borne by the Fund. As a result, an investment by the Fund in an ETF could cause the Fund’s operating expenses to be higher and, in turn, performance to be lower than if it were to invest directly in the securities underlying the ETF. In addition, the Fund will be exposed indirectly to all of the risk of securities held by the ETFs.

Foreign Investing Risk: The possibility that the value of the Fund’s investments in foreign securities will decrease because of unique risks, such as currency exchange-rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Two forms of foreign investing risk are emerging markets risk and political risk.

❖
Emerging Markets Risk: Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that generally are less diverse and mature than those in the United States and to political systems that may be less stable.

❖	Political Risk: Political risk includes a greater potential for coups d’etat, revolts, and expropriation by governmental organizations.

These risks are particularly heightened in this Fund due to the fact that within the universe of foreign investing, investments in emerging market countries are most volatile. Emerging market countries are less diverse and mature than other countries and tend to be politically less stable.

Liquidity Risk: Liquidity risk is the risk that the Fund’s investment generally cannot be disposed of in the ordinary course of business, seven days or less, at approximately the same value at which the Fund has valued the investment.

Management Risk: Because the Fund is actively managed, it is subject to management risk and there is no guarantee that the investment techniques and risk analyses used by the Fund’s manager(s) will produce the desired results. In addition, we operate under a “manager-of-managers” structure, which gives us the right, with the prior approval of the Fund’s Board of Trustees and without shareholder approval, to change subadvisers. If we add or replace a subadviser of

Prospectus | 14

the Fund, the Fund could experience higher portfolio turnover and higher transaction costs than normal if the new subadviser realigns the portfolio to reflect its investment techniques and philosophy. A realignment of the Fund’s portfolio could result in higher capital gains and distributions, which could affect the tax efficiency of the Fund negatively for that fiscal year.

Over-the-Counter (OTC) Risk: OTC transactions involve risk in addition to those incurred by transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets, or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the Fund may experience difficulty in purchasing or selling these securities at a fair price.

Stock Market Risk: Because the Fund invests in equity securities, it is subject to stock market risk. A company’s stock price in general may decline over short or even extended periods regardless of the success or failure of a company’s operations. Stock markets tend to run in cycles, with periods when stock prices generally go up, and periods when stock prices generally go down. Equities securities tend to be more volatile than bonds.

ADDITIONAL INFORMATION

This prospectus doesn’t tell you about every policy or risk of investing in the Fund. For additional information about the Fund’s investment policies and the types of securities in which the Fund’s assets may be invested, you may want to request a copy of the SAI (the back cover tells you how to do this).

PORTFOLIO HOLDINGS

The Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities are available in the Fund’s SAI, which is available upon request.

FUND MANAGEMENT

IMCO serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San

15 | USAA Emerging Markets Fund

Antonio, Texas 78265-9825. We had approximately $94 billion in total assets under management as of August 31, 2011.

We provide investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, we are responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Fund’s Board of Trustees. A discussion regarding the basis of the Board of Trustees’ approval of the Fund’s Advisory and Subadvisory Agreements is available in the Fund’s annual report to shareholders for the periods ended May 31.

The Fund uses a “manager-of-managers” structure. We are authorized to select (with approval of the Fund’s Board of Trustees and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of the Fund’s assets. We monitor each sub-adviser’s performance through quantitative and qualitative analysis and periodically report to the Fund’s Board of Trustees as to whether each subadviser’s agreement should be renewed, terminated, or modified. We also are responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund’s assets, and we can change the allocations without shareholder approval.

For our services, the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment. The base investment management fee, which is accrued daily and paid monthly, is equal on an annual basis to one percent (1.00%) of the Fund’s average net assets.

The performance adjustment is calculated separately for each class of shares of the Fund and will be added to or subtracted from the base fee depending upon the performance of the respective share class relative to the performance of the Lipper Emerging Markets Funds Index, which tracks the total return performance of the 30 largest funds within this category. This category includes funds that seek long-term capital appreciation by investing at least 65% of total assets in emerging market equity securities, where “emerging market” is defined by a country’s GNP per capita or other economic measures.

The performance adjustment is calculated monthly by comparing the performance of the relevant share class to that of the Lipper Emerging Markets Funds Index over the performance period. The performance period for each share class consists of the current month plus the previous 35 months. For purposes of calculating the performance

Prospectus | 16

adjustment, the performance of the Adviser Shares will include the performance of the Fund Shares for periods prior to August 1, 2010.

The annual performance adjustment rate is multiplied by the average net assets of the relevant share class over over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of under-performance) the base fee as referenced in the following chart:

OVER/UNDER PERFORMANCE                                                                             ANNUAL ADJUSTMENT RATE
RELATIVE TO INDEX                                                                                      (IN BASIS POINTS AS A PERCENTAGE
(IN BASIS POINTS)1                                                                                         OF AVERAGE NET ASSETS)1

+/– 100 to 400                                                                                               +/– 4
+/– 401 to 700                                                                                               +/– 5
+/– 701 and greater                                                                                      +/– 6

1 Based on the difference between average annual performance of the relevant share class of the Fund and the Lipper Emerging Markets Funds Index, rounded to the nearest basis point (0.01%). Average net assets of the share class are calculated over a rolling 36-month period.

Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment with respect to a class for a performance period whenever that share class outperforms the Lipper Emerging Markets Funds Index over that period, even if that share class had overall negative returns during the performance period. For the most recent fiscal year, the performance adjustment increased the management fee of 1.00% by 0.01% for Emerging Markets Fund Shares and less than 0.01% for the Institutional Shares and Adviser Shares.

We have agreed, through October 1, 2012, to make payments to the Fund or waive our annual management, administration, and other fees payable by the Fund so that total expenses of the Emerging Markets Fund’s Adviser Shares (excluding commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed 2.00% of the Adviser Shares’ average daily net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund’s Board of Trustees and may be changed or terminated by us at any time after October 1, 2012. The investment management fee we received for the Fund's Adviser Shares for the period ended May 31, 2011, including the effect of any performance adjustment and reimbursements to the

17 | USAA Emerging Markets Fund

Fund, was equal to 0.74% of average net assets. If the total annual operating expense ratio of the Adviser Shares is lower than 2.00%, the Adviser Shares will operate at the lower expense ratio.

In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services (SAS), provides transfer agency services to the Fund.

We have entered into Investment Subadvisory Agreements with The Boston Company and Batterymarch, under which The Boston Company and Batterymarch provide day-to-day discretionary management of certain of the Fund’s assets in accordance with the Fund’s investment objective, policies, and restrictions, subject to the general supervision of the Fund’s Board of Trustees and IMCO. The Boston Company and Batterymarch are compensated directly by IMCO and not by the Fund.

The Boston Company, located at One Boston Place, Boston, Massachusetts 02108, is a subsidiary of The Bank of New York Mellon Corporation. Assets under management as of June 30, 2011, were $42.2 billion. Certain of the assets managed by The Boston Company are managed as dual officers of affiliated entities.

Batterymarch, located at John Hancock Tower, 200 Clarendon Street, Boston, Massachusetts 02116, is a registered investment adviser founded in 1969. Batterymarch provides asset management services primarily for corporations, pension plans, investment companies (including mutual funds), endowments, foundations, and state and municipal and foreign governmental entities. As of June 30, 2011, Batterymarch had assets under management of approximately $22.5 billion.

PORTFOLIO MANAGER(S)

THE BOSTON COMPANY

D. Kirk Henry, CFA serves as the Senior Managing Director of the Non-U.S. Value Equity Team at The Boston Company. Mr. Henry is also a member of The Boston Company’s Executive Management Team. Mr. Henry has managed the Fund since June 2002.

Carolyn M. Kedersha, CFA, CPA, joined The Boston Company in 1988. She serves as Managing Director and Senior Portfolio Manager on

Prospectus | 18

The Boston Company’s Non-U.S. Value Equity Team. Ms. Kedersha has managed the Fund since June 2002.

C. Warren Skillman, joined The Boston Company in 2005. He serves as Managing Director and Senior Portfolio Manager on The Boston Company’s Non-U.S. Value Equity Team. Mr. Skillman has managed the Fund since July 2007.

Batterymarch

At Batterymarch, all portfolios are managed on a collaborative basis using a systematic, rules-based approach. The portfolio managers oversee the effectiveness of the overall investment process, including stock ranking and selection, portfolio construction and trading, and review trades before execution.

Batterymarch’s Emerging Markets investment team manages a portion of this Fund. Members of the investment team may change from time to time. David Lazenby, CFA, is responsible for the strategic oversight of the Fund’s investments. His focus is on portfolio structure, and he is primarily responsible for ensuring that the Fund complies with its investment objective, guidelines and restrictions, and Batterymarch’s current investment strategies.

David W. Lazenby, CFA, Director and Senior Portfolio Manager, has been a member of the Emerging Markets team since joining Batterymarch in 1987 and was named Director of the team in 2003. He has managed the Fund since October 2006. Mr. Lazenby is a founding board member of the Latin Investment Management Leadership Council. He has 21 years of investment experience. Education: B.A., Brigham Young University.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of Fund securities.

CHANGE OF SUBADVISERS

We have received an exemptive order from the Securities and Exchange Commission (SEC) that permits us, subject to certain conditions, including prior approval of the Fund’s Board of Trustees, to appoint and replace subadvisers, enter into subadvisory agreements, and amend subadvisory agreements on behalf of the Fund without shareholder approval. As a result, we can change the fee rate payable to a subadviser or appoint a new subadviser at a fee rate different than that paid to the current subadviser, which in turn may result in a

19 | USAA Emerging Markets Fund

different fee retained by IMCO. We will notify shareholders within 90 days after hiring any new subadviser for the Fund.

PURCHASES AND REDEMPTIONS

OPENING AN ACCOUNT

Fund Shares:

You may open an account and make purchases on the Internet, by telephone, or by mail, as described below. If opening by mail, you should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account, or we may open your account and take certain actions without prior notice to you, including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated net asset value (NAV). We prohibit opening accounts for, including but not limited to, foreign financial institutions, shell banks, correspondent accounts for foreign shell banks, and correspondent accounts for foreign financial institutions. A “foreign shell bank” is a foreign bank without a physical presence in any country. A “corres-pondent account” is an account established for a foreign bank to receive deposits from, or to make payments or other disbursements on behalf of, the foreign bank, or to handle other financial transactions related to such foreign bank.

To purchase shares through your USAA brokerage account, please contact USAA Brokerage Services directly. These shares will become part of your USAA brokerage account and will be subject to the applicable policies and procedures. Additional fees also may apply.

If Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. A distribution fee may apply to all full IRA distributions, except for those due to death, disability, divorce, or transfer to other USAA lines

Prospectus | 20

of business. Partial IRA distributions are not charged a distribution fee. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

Institutional Shares:

The Institutional Shares are a separate share class of its respective USAA Fund and are not a separate mutual fund. The Institutional Shares are not offered for sale directly to the general public. The Institutional Shares currently are available for investment only through a USAA managed account program, other persons or legal entities that the Fund may approve from time to time, or for purchase by the USAA Target Retirement Funds.

Adviser Shares:

The Adviser Shares are a separate share class of its respective USAA Fund and are not a separate mutual fund. The Adviser Shares are intended for persons purchasing shares through financial inter-mediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

Your ability to purchase, exchange, redeem, and transfer shares will be affected by the policies of the financial intermediary through which you do business. Some policy differences may include: minimum investment requirements, exchange policies, fund choices, cutoff time for investments, and trading restrictions.

In addition, your financial intermediary may charge a transaction or other fee for the purchase or sale of Adviser Shares. Those charges are retained by the financial intermediary and are not shared with us. Please contact your financial intermediary or plan sponsor for a com-plete description of its policies. Copies of the Fund’s annual report, semiannual report, and statement of additional information are avail-able from your financial intermediary or plan sponsor.

TAXPAYER IDENTIFICATION NUMBER

Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding required by the Internal Revenue Code. See the section on Taxes for additional tax information.

21 | USAA Emerging Markets Fund

EFFECTIVE DATE

When you make a purchase, your purchase price will be the NAV per share next determined after we or the financial intermediary receive your request in proper form (e.g., complete, signed application and payment). The Fund’s NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern time) of the New York Stock Exchange (NYSE) each day it is open for trading. If we or the financial intermediary receive your purchase request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we or the financial intermediary receive your purchase request or payment after that time, the purchase will be effective on the next business day.

The Fund or its distributor or transfer agent may enter into agreements with third parties (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for Fund shares on the Fund’s behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund’s NAV next computed after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.

MINIMUM INITIAL PURCHASE

Fund Shares:

$3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs].

Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

Institutional Shares:

There is no minimum initial purchase for investments in the Institutional Shares of the Fund.

Adviser Shares:

The minimum initial investment amount to open an account is $3,000. Financial intermediaries may require their clients to meet different investment minimums.

Prospectus | 22

ADDITIONAL PURCHASES

Fund Shares:

$50 minimum per transaction, per account.

Institutional Shares:

There is no subsequent purchase minimum amount for investments in the Institutional Shares of the Fund.

Adviser Shares:

There is no subsequent purchase minimum for financial intermediaries or employer-sponsored retirement plans, but financial intermediaries, including but not limited to banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services, may require their clients to meet different subsequent purchase requirements. Contact your financial intermediary for trade deadlines and the applicable procedures for purchasing, selling, or exchanging your shares as well as initial and subsequent investment minimums.

AUTOMATIC INVESTING

Fund Shares:

No initial investment if you elect to have monthly electronic investments of at least $50 per transaction, per account.

There are no minimum initial or subsequent purchase payment amounts for investments in the Fund through USAA Strategic Fund Adviser®, USAA Private Investment Management®, USAA 529 College Savings PlanTM, USAA Federal Savings Bank Trust Department, USAA Global Opportunities Portfolio, USAA Managed Portfolios, or other designated USAA managed investment accounts. In addition, the Fund may waive or lower purchase minimums in other circumstances.

PAYMENT

If you plan to purchase Fund shares with a check, money order, traveler’s check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler’s checks, or other similar instruments. In addition, we do not accept cash or coins.

23 | USAA Emerging Markets Fund

The Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (e.g., if the NYSE is closed or when permitted by order of the SEC).

REDEEMING AN ACCOUNT

Redemptions are effective on the day instructions are received in proper form. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern time), your redemption will be effective on the next business day.

For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the proceeds you receive upon their redemption.

Fund Shares:

You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated.

We will send your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to seven days from the purchase date.

Buying and Selling Fund Shares

Internet – usaa.com

■
To establish access to your account, log on to usaa.com and click on “register now” or call (800) 759-8722. Once you have established Internet access to your account, you may use your personal computer, web-enabled telephone, or PDA to perform certain mutual fund transactions by accessing our website. You will be able to open and fund a new mutual fund account, make purchases, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

Mobile Access – mobile.usaa.com

■	Using your web-enabled telephone, you may review account activity, check balances, and make purchases and redemptions.

Prospectus | 24

USAA Self-Service Telephone System (800) 531-USAA (8722)

■
In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you may use our USAA self-service telephone system to access your Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file.

Telephone

■	Call toll free (800) 531-USAA (8722) to speak with a member service representative. Our hours of operation are Monday – Friday, 7:30 a.m. to 10 p.m. CT and Saturday, 8 a.m. to 5 p.m. CT.

Telephone redemption privileges are established automatically when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record or by electronic delivery to your designated e-mail address.

Fax

■	Send a signed fax with your written redemption instructions to (800) 292-8177.

Mail

■	If you would like to open an account or request a redemption by mail, send your application and check or written instructions to:

Regular Mail:
USAA Investment Management Company
P.O. Box 659453
San Antonio, TX 78265-9825

Registered or Express Mail:
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, TX 78240

25 | USAA Emerging Markets Fund

Bank Wire

■
To add to your account or request a redemption by bank wire, visit us at usaa.com or call (800) 531-USAA (8722) for instructions. This helps to ensure that your account will be credited or debited promptly and correctly. If you sell shares and request your money by wire transfer, there is a $20 domestic wire fee and a $35 foreign wire fee. Your bank also may charge a fee for wires.

EFT

■
Additional purchases on a regular basis may be deducted electronically from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or log on to usaa.com or call (800) 531-USAA (8722) to add them.

USAA Brokerage Services

■
To purchase new and additional shares or to request a redemption in your USAA brokerage account, log on to usaa.com or call USAA Brokerage Services at (800) 531-USAA (8722) for instructions. Any purchase or redemption request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to the applicable policies and procedures.

Institutional Shares:

Redemptions are effective on the day instructions are received. If instructions are received after the close of the NYSE (generally 4 p.m. Eastern time), the redemption will be effective on the next business day. We will send your money within seven days after the effective date of redemption.

Adviser Shares:

Check with your financial intermediary for its policies on redemptions.

Shares purchased through a financial intermediary should be redeemed through the financial intermediary. Normally, a Fund transmits proceeds to intermediaries for redemption orders received in proper form on the next business day after receipt. Under certain circum-stances and when deemed to be in a Fund’s best interests, proceeds may not be sent to intermediaries for up to seven days after receipt of the redemption order.

Prospectus | 26

EXCHANGES

EXCHANGE PRIVILEGE

The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided the shares to be acquired are offered in your state of residence.

Exchanges made through the USAA self-service telephone system and the Internet require an ESA on file. After we receive the exchange orders, the Fund’s transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined pursuant to the procedures set forth herein. See section on Effective Date for additional information. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of these shares when they are exchanged.

If your shares are held in your USAA brokerage account, please contact USAA Brokerage Services regarding exchange policies. These shares will become part of your USAA brokerage account, and any exchange request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to the applicable policies and procedures.

The Fund has undertaken certain authentication procedures regarding telephone transactions as previously described. In addition, the Fund reserves the right to terminate or change the terms of an exchange offer.

OTHER IMPORTANT INFORMATION ABOUT PURCHASES AND REDEMPTIONS

ACCOUNT BALANCE

USAA Shareholder Account Services may assess annually a small balance account fee of $12 to each shareholder account with a balance

27 | USAA Emerging Markets Fund

of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any UGMA/ UTMA account; (3) all (non-IRA) money market fund accounts; (4) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (5) all IRA accounts (for the first year the account is open).

REDEMPTION FEES

The Fund may charge a 1% fee on Adviser Shares redeemed before they have been held for more than 60 days. The fee applies if you redeem Adviser Shares by selling or by exchanging to another fund. Shares you have held the longest will be redeemed first. The redemption fee may be waived in certain circumstances, including in situations involving hardship, mandatory or systematic actions, and in other circumstances as further described in the Funds’ SAI.

Unlike sales charges or a load paid to a broker or a fund management company, the redemption fee is paid directly to the Fund to offset the costs of buying and selling securities. The redemption fee is designed to ensure that short-term investors pay their share of the Funds’ transaction costs and that long-term investors do not subsidize the activities of short-term traders.

EXCESSIVE SHORT-TERM TRADING

The USAA Funds generally are not intended as short-term investment vehicles (except for the money market funds, the USAA Short-Term Bond Fund, the USAA Ultra Short-Term Bond Fund, and the USAA Tax Exempt Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as “market timing.”

Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment or redemption by short-term traders. While there is no assurance that the USAA Funds can deter all excessive and short-term trading, the Board of Trustees of the USAA Funds has adopted the following policies (except for the money market funds, the USAA Short-Term Bond Fund, the USAA Ultra Short-Term Bond Fund, and the USAA Tax Exempt Short-Term Fund). These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing bona fide investors.

Prospectus | 28

To deter such trading activities, the USAA Funds’ policies and procedures include:

■	Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient manage-ment of the particular fund.

■
Each fund may use a fair value pricing service or other model to assist in establishing the current value of foreign securities held by any of the USAA Funds. Fair value pricing is used to adjust for stale pricing that may occur between the close of certain foreign exchanges or markets and the time the USAA Funds calculate their NAV. Using fair value pricing is intended to deter those trying to take advantage of time-zone differences in the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in the USAA Funds’ using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a fund’s NAV.

THE FUNDS’ RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS

The USAA Funds’ main safeguard against excessive short-term trading is their right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Funds deem that certain excessive short-term trading activities are not in the best interest of the fund because such activities can hamper the efficient management of the fund. Generally, persons who engage in an “in and out” (or ”out and in”) transaction within a 30-day period will violate the USAA Funds’ policy if they engage in another “in and out” (or “out and in”) transaction in the same fund within 90 days. The Funds also reserve the right to restrict future purchases or exchanges if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption or exchange. Finally, the Funds reserve the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of a fund.

The following transactions are exempt from the excessive short-term trading activity policies described above:

■	Transactions in the money market funds, USAA Short-Term Bond Fund, the USAA Ultra Short-Term Bond Fund, and USAA Tax Exempt Short-Term Fund;

29 | USAA Emerging Markets Fund

■	Purchases and sales pursuant to automatic investment or withdrawal plans;

■
Purchases and sales made through USAA Strategic Fund Adviser®, USAA Private Investment Management®, USAA 529 College Savings PlanTM, USAA Federal Savings Bank Trust Department, USAA Global Opportunities Portfolio, USAA Managed Portfolios, or other designated USAA managed investment accounts;

■	Purchases and sales of the USAA Institutional shares by the USAA Target Retirement Funds; and

■	Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to a fund.

If a person is classified as having engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all USAA Funds.

The USAA Funds rely on the transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that its monitoring activities will successfully detect or prevent all excessive short-term trading. The Funds or the transfer agent may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time.

The USAA Funds seek to apply these policies and procedures uniformly to all investors; however, some investors purchase shares of USAA Funds through financial intermediaries that establish omnibus accounts to invest in the USAA Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The USAA Funds subject to the short-term trading policies generally treat these omnibus accounts as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the Funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request and/or monitor for excessive trading. For those omnibus accounts for which we have entered into agreements to monitor excessive trading or provide underlying trade information, the financial intermediary or USAA Funds will review net activity in these omnibus accounts for activity that indicates potential excessive short-term trading activity.

Prospectus | 30

If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.

We also may rely on the financial intermediary to review for and identify underlying trading activity for individual accounts engaged in excessive short-term trading activity, and to restrict, limit, or terminate trading privileges if the financial intermediary’s policies are determined by us to be at least as stringent as the USAA Funds’ policy. For shares purchased through financial intermediaries there may be additional or more restrictive policies. You may wish to contact your financial intermediary to determine the policies applicable to your account.

Because of the increased costs to review underlying trading information, the USAA Funds will not enter into agreements with every financial intermediary that operates an omnibus account. The USAA Funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds and can terminate such agreements at any time.

OTHER FUND RIGHTS

The Fund reserves the right to:

■	Reject or restrict purchase or exchange orders when in the best interest of the Fund;

■	Limit or discontinue the offering of shares of the Fund without notice to the shareholders;

■	Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;

■
Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the SAI contains information on acceptable guarantors);

■	Redeem an account with less than $250, with certain limitations; and

31 | USAA Emerging Markets Fund

■	Restrict or liquidate an account when necessary or appropriate to comply with federal law.

MULTIPLE CLASS INFORMATION

The Fund described in this prospectus is composed of multiple classes of shares. Each class has a common investment objective and investment portfolio. The classes have different fees, expenses and/or minimum investment requirements. The difference in the fee structures between the classes is primarily the result of their separate arrange-ments for shareholder and distribution services and performance fee arrangements. It is not the result of any difference in base advisory or custodial fee rate schedules or other expenses related to the management of the Fund's assets, which do not vary by class.

Except as described below, the share classes have identical voting, dividend, liquidation and other rights, preferences, terms, and conditions. The primary differences between the classes are (a) each class may be subject to different expenses specific to that class; (b) each class has a different identifying designation or name; (c) each class has exclusive voting rights with respect to matters solely affecting that class; and (d) each class may have different purchase, exchange, and redemption privileges.

SERVICE, DISTRIBUTION, AND ADMINISTRATIVE FEES

Investment Company Act Rule 12b-1 permits mutual funds that adopt a written plan to pay certain expenses associated with the distribution of their shares out of fund assets. The Adviser Shares offered by this prospectus are subject to a 12b-1 plan. Under the plan, the Adviser Shares pay annual fees of 0.25% of the Fund’s average daily net assets attributable to the Adviser Shares to the distributor for distribution and individual shareholder services, including past distribution services. The distributor pays all or a portion of such fees to financial intermediaries that make the Adviser Shares available for investment by their customers. Because these fees may be used to pay for services that are not related to prospective sales of the Fund, the Adviser Shares may continue to make payments under the plan even if the Fund terminates the sale of Adviser Shares to investors. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment in the Adviser Shares and may cost you more than paying other types of sales charges. For additional information about the plan and its terms, see Multiple Class Structure in the SAI.

Prospectus | 32

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

Certain financial intermediaries perform recordkeeping and administrative services for their clients with respect to their investments in the Fund that would otherwise be performed by the Fund’s transfer agent. In some circumstances, we will pay such service providers a fee for performing those services. Also, we and the Fund’s distributor may make payments to intermediaries for various additional services, other expenses and/or the financial intermediaries’ distri-bution of a Fund. Such payments may be made for one or more of the following: (1) distribution, which may include expenses incurred by financial intermediaries for their sales activities with respect to a Fund, such as preparing, printing, and distributing sales literature and advertising materials and compensating registered representatives or other employees of such financial intermediaries for their sales activities, as well as the opportunity for a Fund to be made available by such financial intermediaries; (2) shareholder services, such as providing individual and custom investment advisory services to clients of the financial intermediaries; and (3) marketing and promotional services, including business planning assistance, educating personnel about a Fund, and sponsorship of sales meetings, which may include covering costs of providing speakers. The distributor may sponsor seminars and conferences designed to educate financial intermediaries about a Fund and may cover the expenses associated with attendance at such meetings, including travel costs. These payments and activities are intended to educate financial intermediaries about a Fund and help defray the costs associated with offering a Fund. These payments may create a conflict of interest by influencing the financial intermediary to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information. The amount of any payments described by this paragraph is determined by us or the distributor, and all such amounts are paid out of the available assets of the advisor and distributor and do not affect the total expense ratio of a Fund.

SHAREHOLDER INFORMATION

SHARE PRICE CALCULATION

The price at which you purchase and redeem Fund shares is equal to the NAV per share determined on the effective date of the purchase or redemption. The NAV per share is calculated by adding the value of the Fund’s assets (i.e., the value of its investment in the Fund and other

33 | USAA Emerging Markets Fund

assets), deducting liabilities, and dividing by the number of shares outstanding. Fund shares may be purchased and sold at the NAV per share without a sales charge. The Fund’s NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

VALUATION OF SECURITIES

Portfolio securities, including ETFs, exchange traded notes (ETNs), and equity-linked structured notes, except as otherwise noted, traded primarily on domestic securities exchanges or the over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Portfolio securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

Debt securities with maturities greater than 60 days are valued each business day by a pricing service approved by the Fund’s Board of Trustees. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

Securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund’s NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund’s NAV is calculated will not be reflected in the value of the Fund’s foreign securities. However, we and the subadvisers will monitor for events that would materially affect the value of the Fund’s foreign securities. The subadvisers have agreed to notify us of significant events they identify that may materially affect the value of the Fund’s foreign securities. If we determine that a particular event would materially affect the value of the Fund’s foreign securities, then we, under valuation procedures approved by the Fund’s Board of Trustees, will consider such available information that we deem relevant to determine a fair value for the

Prospectus | 34

affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day. Futures contracts are valued based upon the last quoted sales price at the close of market on the principal exchange on which they are traded. Option contracts are valued by a pricing service at the National Best Bid/Offer (NBBO) composite price, which is derived from the best available bid and ask prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund’s NAV.

Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by us under valuation procedures approved by the Fund’s Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund’s NAV to be more reliable than it otherwise would be.

Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

For additional information on how securities are valued, see Valuation of Securities in the Fund’s SAI.

DIVIDENDS AND OTHER DISTRIBUTIONS

The Fund pays net investment income dividends annually. Ordinarily, any net realized capital gain distributions will be paid in December of

35 | USAA Emerging Markets Fund

each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

We will automatically reinvest all income dividends and capital gain distributions in additional shares of the Fund unless you request to receive the distributions by way of EFT. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any income dividends or capital gain distributions made by the Fund will reduce the NAV per share by the amount of the dividends or other distributions on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any dividend or distri-bution. Some or all of these distributions are subject to taxes. We will invest in your account any dividend or other distribution payment returned to us by your financial institution at the current NAV per share.

TAXES

This tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. A 15% maximum federal income tax rate will apply to individual shareholders through December 31, 2012, for (1) gains on redemptions of Fund shares held for more than one year and (2) the Fund’s distributions from net gains on the sale or exchange of the Fund’s capital assets held for more than one year and from the Fund’s qualified dividend income, which consists of dividends received from domestic corporations and certain foreign corporations assuming certain holding period and other requirements are met by the Fund and the shareholder. Because each investor’s tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

Distributions from the Fund and gains recognized from the sales or other dispositions of Fund shares will be subject to a 3.8% U.S. federal Medicare contribution tax on “net investment income,” beginning in 2013, for individuals with incomes exceeding $200,000 (or $250,000 if married and filing jointly).

■ Foreign

Dividends and interest the Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding, or other

Prospectus | 36

taxes foreign countries and U.S. possessions impose (foreign taxes) that would reduce the yield and/or total return on its investments. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

If more than 50% of the value of the Fund’s total assets at the close of any taxable year consists of securities of foreign corporations, the Fund may file an election with the Internal Revenue Service (the Foreign Election) that would permit you to take a credit (or a deduction) for foreign taxes paid by the Fund. If the Foreign Election is made, you would include in your gross income both dividends you received from the Fund and the amount of your proportionate share of those foreign taxes. As a shareholder of the Fund, you would be entitled to treat your share of the foreign taxes paid as a credit against your U.S. federal income tax, subject to the limitations set forth in the Internal Revenue Code with respect to the foreign tax credit generally. Alternatively, you could, if it were to your advantage, treat the foreign taxes paid by the Fund as an itemized deduction in computing your taxable income rather than as a tax credit. It is anticipated that the Fund will make the Foreign Election, in which event it will report to you shortly after each taxable year your share of the foreign taxes it paid and its foreign-source income.

■ Shareholder Taxation

Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares. A portion of these dividends may qualify for the 70% dividends-received deduction available to corporations and for the maximum 15% tax rate applicable to qualified dividend income available to individuals.

Regardless of the length of time you have held Fund shares, distributions of net capital gain (i.e., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as long-term capital gains whether received in cash or reinvested in additional shares. These gains will qualify for a reduced capital gains rate for shareholders who are individuals.

37 | USAA Emerging Markets Fund

■ Withholding

Federal law requires the Fund to withhold (referred to as “backup withholding”) and remit to the U.S. Treasury 28% of (1) taxable net investment income dividends, realized capital gain distributions, and proceeds of redemptions otherwise payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any such shareholder who:

■     Underreports dividend or interest income, or

■     Fails to certify that he or she is not subject to backup withholding.

To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund’s transfer agent that your taxpayer identification number is correct and you currently are not subject to backup withholding.

■ Reporting

The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

SHAREHOLDER MAILINGS

■ Householding

Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund’s most recent financial reports and prospectus even if you or a family member owns more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please contact us and we will begin your individual delivery within 30 days of your request.

■ Electronic Delivery

Log on to usaa.com and sign up to receive your statements, confirmations, financial reports, and prospectuses via the Internet instead of through the mail.

Prospectus | 38

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the financial performance of the Fund Shares, Institutional Shares, and Advisers Shares for the Fund over the past five years or since inception. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor in Fund Shares, Institutional Shares or Adviser Shares would have earned (or lost) on an investment in the Fund (assuming reinvestment of all income dividends and capital gain distributions).

The information in the financial highlights has been derived from the financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request.

39 | USAA Emerging Markets Fund

EMERGING MARKETS FUND SHARES

	Year Ended May 31,
	2011	2010		2009	2008	2007
Net asset value at beginning of period	$17.20	$14.41		$24.47	$22.67	$16.82
Income (loss) from investment operations:
Net investment income	.13	.11		.23	.29	.14
Net realized and unrealized gain (loss)	4.37	2.79		(9.15)	3.99	5.93
Total from investment operations	4.50	2.90		(8.92)	4.28	6.07
Less distributions from:
Net investment income	(.13)	(.11)		(.20)	(.29)	(.22)
Realized capital gains	-	-		(.94)	(2.19)	-
Total distributions	(.13)	(.11)		(1.14)	(2.48)	(.22)
Net asset value at end of period	$21.57	$17.20		$14.41	$24.47	$22.67
Total return (%)*	26.19	20.07	(b)	(34.71)	18.78	36.23	(a)
Net assets at end of period (000)	$821,004	$557,639		$425,934	$622,436	$445,365
Ratios to average net assets:**
Expenses (%)(c),(d)	1.59	1.66	(b)	1.79	1.51	1.65	(a)
Net investment income (%)	.68	.61		1.98	1.22	.88
Portfolio turnover (%)	66	66		76	64	109

*     Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return.

** For the year ended May 31, 2011, average net assets were $716,321,000.
(a)  For the year ended May 31, 2007, SAS voluntarily reimbursed the Fund Shares for a portion of the transfer agent’s fees incurred. The reimbursement had no effect on the Fund Shares’ total return or ratio of expenses to average net assets.

(b)  During the year ended May 31, 2010, SAS reimbursed the Fund $102,000 for corrections in fees paid for the administration and servicing of certain accounts. The effect of this reimbursement on the Fund’s total return was less than 0.01%. The reimbursement decreased the Fund’s expense ratios by 0.02%. This decrease is excluded from the expense ratios above.

(c) Reflects total operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares’ expenses paid indirectly decreased the expense ratios as follows:
	(.00%)†	(.00%)†		(.00%)†	(.00%)†	(.01%)
† Represent less than 0.01% of average net assets.
(d) Effective March 1, 2004, through September 30, 2008, IMCO voluntarily agreed to limit the annual expenses of the Fund Shares to 1.80% of the Fund Shares’ average net assets.

Prospectus | 40

EMERGING MARKETS FUND INSTITUTIONAL SHARES

	Year Ended May 31,
	2011	2010		2009***
Net asset value at beginning of period	$17.22	$14.41		$21.26
Income (loss) from investment operations:
Net investment income	.22	.21	(a)	.31	(a)
Net realized and unrealized gain (loss)	4.37	2.78	(a)	(5.98)	(a)
Total from investment operations	4.59	2.99	(a)	(5.67)	(a)
Less distributions from:
Net investment income	(.21)	(.18)		(.24)
Realized capital gains	-	-		(.94)
Total distributions	(.21)	(.18)		(1.18)
Net asset value at end of period	$21.60	$17.22		$14.41
Total return (%)*	26.71	20.74		(24.59)
Net assets at end of period (000)	$185,493	$77,410		$23,255
Ratios to average net assets:**
Expenses (%)(b),(d)	1.20	1.13		1.13	(c)
Expenses, excluding reimbursements (%)(b)	1.22	1.24		1.28	(c)
Net investment income (%)	1.13	1.17		3.30	(c)
Portfolio turnover (%)	66	66		76

*       Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.

** For the year ended May 31, 2011, average net assets were $131,147,000.
*** Institutional Shares were initiated on August 1, 2008.
(a) Calculated using average shares.
(b)   Reflects total operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares’ expenses paid indirectly decreased the expense ratios by less than 0.01%.

(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(d) Prior to October 1, 2010, the Manager agreed to limit the annual expense of the Institutional Shares to 1.13% of the Institutional Shares' average net assets.

41 | USAA Emerging Markets Fund

EMERGING MARKETS FUND ADVISER SHARES

	Period Ended
	May 31,
	2011***
Net asset value at beginning of period	$19.22
Income (loss) from investment operations:
Net investment income	.03	(a)
Net realized and unrealized gain	2.36	(a)
Total from investment operations	2.39	(a)
Less distributions from:
Net investment income	(.11)
Total distributions	(.11)
Net asset value at end of period	$21.50
Total return (%)*	12.48
Net assets at end of period (000)	$5,919
Ratios to average net assets:**(b)
Expenses (%)(c)	2.00
Expenses, excluding reimbursements (%)(c)	2.26
Net investment loss (%)	.16
Portfolio turnover (%)	66

*       Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.

** For the year ended May 31, 2011, average net assets were $5,344,000.
*** Adviser Shares were initiated on August 1, 2010.
(a) Calculated using average shares. For the year ended May 31, 2011, average shares were 253,000.
(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(c)     Reflects total operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares’ expenses paid indirectly decreased the expense ratios by less than 0.01%.

Prospectus | 42

NOTES

43 | USAA Emerging Markets Fund

Prospectus | 44

45 | USAA Emerging Markets Fund

Prospectus | 46

47 | USAA Emerging Markets Fund

9800 Fredericksburg Road
San Antonio, Texas 78288

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Funds. The SAI has been filed with the SEC and is incorporated by reference to and legally a part of this prospectus.
In each Fund’s annual report, you will find a discussion of
the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal
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To view these documents, along with other related documents,
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[USAA EAGLE LOGO (R)]
We know what it means to serve. (R)                                                                                  [RECYCLED GRAPHIC]

25344-1011                                            Investment Company Act File No. 811-7852                         ©2011, USAA. All rights reserved.

Part A

The Prospectus for the International Fund Shares, International Fund
Institutional Shares,  International Fund Adviser Shares

is included herein

[USAA EAGLE LOGO (R)]

PROSPECTUS
USAA INTERNATIONAL FUND SHARES (USIFX)
USAA INTERNATIONAL FUND INSTITUTIONAL SHARES (UIIFX)
USAA INTERNATIONAL FUND ADVISER SHARES (UAIFX)
OCTOBER 1, 2011

[GRAPHIC OMITTED]

The Fund in this prospectus is composed of multiple classes of shares. The Adviser shares listed in this prospectus are available for purchase generally through financial intermediaries by investors who seek advice from them.

As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of this Fund’s shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Investment Objective	1
Fees and Expenses	1
Principal Investment Strategy	3
Principal Risks	3
Performance	4
Investment Adviser	7
Subadviser(s)	7
Portfolio Manager(s)	7
Purchase and Sale of Shares	7
Tax Information	8
Payments to Broker-Dealers and
Other Financial Intermediaries	9
Investment Objective	10
Principal Investment Strategy	10
Risks	12
Portfolio Holdings	13
Fund Management	13
Portfolio Manager(s)	16
Purchases and Redemptions	17
Exchanges	24
Other Important Information
About Purchases and Redemptions	25
Multiple Class Information	29
Shareholder Information	31
Financial Highlights	36

INVESTMENT OBJECTIVE

The USAA International Fund (the Fund) has an investment objective of capital appreciation.

FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses are based on expenses incurred during the Fund’s most recently completed fiscal year.

Shareholder Fees (fees paid directly from your investment)
	Fund Shares	Inst. Shares	Adviser Shares
Sales Charge (Load) Imposed on Purchases	None	None	None
Purchase Fee	None	None	None
Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fee (on shares held less than 60 days)	None	None	1%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Fund Shares	Inst. Shares	Adviser Shares
Management Fee	0.78%(a)	0.76%(a)	0.75%(a)
Distribution and/or Service (12b-1) Fees	None	None	0.25%
Other Expenses	0.43%	0.25%	0.90%
Total Annual Operating Expenses	1.21%	1.01%	1.90%
Reimbursement From Adviser	N/A	N/A	(0.35)%
Total Annual Operating Expenses After Reimbursement	1.21%	1.01%(b)	1.55%(c)

1 | USAA International Fund

(a)  A performance fee adjustment may increase or decrease the management fee by up to +/– 0.06% of the average net assets of the Fund during a rolling 36-month period. The performance fee adjustment increased the management fee of 0.75% by 0.03% for Fund Shares, 0.01% for Institutional Shares, and less than 0.01% for the Adviser Shares for the most recent fiscal year ended May 31, 2011.

(b) The Institutional Shares’ total annual operating expense ratio reflects a change effective September 1, 2011, in the contractual fee rate for administration and servicing fees, and transfer agent’s fees, from 0.05% to 0.10% of the Institutional Shares’ annual average net assets.

(c) The Adviser has agreed, through October 1, 2012, to make payments or waive management, administration, and other fees to limit the expenses of the Adviser Shares of the Fund so that the total annual operating expenses (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 1.55% of the Adviser Shares’ average daily net assets. This arrangement may not be changed or terminated during this time period without approval of the Fund’s Board of Trustees and may be changed or terminated by the Adviser at any time after October 1, 2012.

Example

This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund’s operating expenses remain the same, (3) you redeem all of your shares at the end of the periods shown, and (4) the expense limitation arrangement for the Adviser Shares is not continued.

	1 Year	3 Years	5 Years	10 Years
Fund Shares	$123	$384	$665	$1,466
Institutional Shares	$103	$322	$558	$1,236
Adviser Shares	$193	$597	$1,026	$2,222

Portfolio Turnover

The Fund pays transaction costs, including commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes where fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

For the most recent fiscal year, the Fund’s portfolio turnover rate was 25% of the average value of its whole portfolio.

Prospectus | 2

PRINCIPAL INVESTMENT STRATEGY

The Fund’s principal investment strategy is to normally invest at least 80% of its assets in equity securities of foreign (including emerging markets) companies. The “equity securities” in which the Fund principally invests are common stocks, depositary receipts, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks.

The Fund will normally invest its assets in investments that are tied economically to a number of countries throughout the world. However, the Fund may invest a relatively large percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region. The Fund may invest in companies of any size. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their current financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. Quantitative models that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors also may be considered.

PRINCIPAL RISKS

Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. The Fund is actively managed and the investment techniques and risk analyses used by the Fund’s manager(s) may not produce the desired results. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in this Fund.

The equity securities in the Fund’s portfolio are subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a company’s operations. Equity securities tend to be more volatile than bonds. In addition, the Fund invests significantly in foreign securities, and the value of the Fund’s investments in foreign securities may decrease because of

3 | USAA International Fund

unique risks, such as currency exchange rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes.

The Fund’s performance could be closely tied to the market, currency, economic, political, regulatory, geopolitical, or other conditions in the countries or regions in which the Fund invests and could be more volatile than the performance of more geographically-diversified funds.

An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The Fund has three classes of shares, Fund Shares, Institutional Shares, and Adviser Shares. The bar chart illustrates the Fund Shares' volatility and performance from year to year for each full calendar year over the past 10 years. The table shows how the average annual total returns of the share classes for the periods indicated compared to those of the Fund's benchmark index and an index of funds with similar investment objectives.

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. For the most current price, total return, and yield information for this Fund, log on to usaa.com or call (800) 531-USAA (8722).

Prospectus | 4

 RISK/RETURN BAR CHART
Annual Returns for Periods Ended December 31

CALENDER YEAR	TOTAL RETURNS
2010	9.87%
2009	32.43%
2008	-35.25%
2007	8.83%
2006	27.35%
2005	12.68%
2004	18.46%
2003	31.90%
2002	-9.08%
2001	-14.58%

SIX-MONTH YTD TOTAL RETURN
6.74% (6/30/11)
BEST QUARTER*	WORST QUARTER*
20.90% 3rd Qtr. 2009	-17.02% 4th Qtr. 2008
* Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

5 | USAA International Fund

AVERAGE ANNUAL TOTAL RETURNS
For Periods Ended December 31, 2010

	1 Year	5 Years	10 Years
International Fund Shares
Before Taxes	9.87%	5.48%	5.97%
After Taxes on Distributions	9.85%	4.90%	5.45%
After Taxes on Distributions and Sale of Fund Shares	6.74%	4.81%	5.23%

				Inception
				Date
	1 Year			08/01/08
International Fund Institutional Shares
Before Taxes	10.22%			2.94%

				Inception
				Date
				08/01/10
International Fund Adviser Shares
Before Taxes				10.56%

				Institutional
				Shares
				Inception
				Date
	1 Year	5 Years	10 Years	08/01/08*
Indexes
Morgan Stanley Capital International (MSCI) EAFE Index (reflects no deduction for fees, expenses, or taxes)	7.75%	2.46%	3.50%	3.50%

Lipper International Funds Index (reflects no deduction for taxes)	13.22%	4.00%	1.85%	4.68%

* The average annual total return for the MSCI EAFE Index and Lipper International Funds Index from August 1, 2010 - the inception date of Adviser Shares - through December 31, 2010, was 13.42% and 14.21%.

Prospectus | 6

The after-tax returns are shown in two ways: (1) assume that you owned shares of the Fund during the entire period and paid taxes on the Fund’s distributions of taxable net investment income or realized capital gains, if any, and (2) assume that you paid taxes on the Fund’s distributions of such income and gains and sold all shares at the end of each period. Please note that after-tax returns are shown only for the Fund Shares and may differ for each share class.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown above are not relevant to you.

INVESTMENT ADVISER

USAA Investment Management Company (IMCO)

SUBADVISER(S)

MFS Investment Management (MFS)

PORTFOLIO MANAGER(S)

Marcus L. Smith, Investment Officer and Portfolio Manager of MFS, has managed the Fund since June 2002.

Daniel Ling, Investment Officer and Portfolio Manager of MFS, has managed the Fund since October 2009.

PURCHASE AND SALE OF SHARES

Fund Shares:

You may purchase or redeem shares of the Fund on any business day through our website at usaa.com or mobile.usaa.com; by mail at P.O.

7 | USAA International Fund

Box 659453, San Antonio, Texas 78288-9825; by telephone (800) 531-USAA (8722); or by fax to (800) 292-8177. Shares may be purchased by electronic funds transfer (EFT), by check, or by bank wire. You may receive redemption proceeds by EFT, check, or bank wire.

The minimum initial purchase is $3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs]. The minimum subsequent investment is $50. No initial investment is required if you elect to have monthly electronic investments of at least $50 per transaction, per account.

Institutional Shares:

The Institutional Shares are not offered for sale directly to the general public. The Institutional Shares currently are available for investment only through a USAA managed account program, other persons or legal entities that the Fund may approve from time to time, or for purchase by the USAA Target Retirement Funds. There are no minimum initial or subsequent purchase payment amounts for investments in the Institutional Shares.

Adviser Shares:

Adviser Shares are intended for persons purchasing shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services. Your ability to purchase, exchange, redeem, and transfer shares will be affected by the policies of the financial intermediary through which you do business.

The minimum initial purchase is $3,000; however, financial intermediaries may require their clients to meet different investment minimums.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you invest through an IRA, 401(k) plan, or other tax-deferred account.

Prospectus | 8

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

9 | USAA International Fund

USAA Investment Management Company (IMCO) manages this Fund. For easier reading, IMCO may be referred to as “we” or “us” throughout the prospectus.

INVESTMENT OBJECTIVE

■     What is the Fund’s investment objective?

The Fund has an investment objective of capital appreciation. The Fund’s Board of Trustees may change this investment objective without shareholder approval.

PRINCIPAL INVESTMENT STRATEGY

■     What is the Fund’s principal investment stratgy?

The Fund’s principal investment strategy is to normally invest at least 80% of its assets in equity securities of foreign (including emerging markets) companies. The “equity securities” in which the Fund principally invests are common stocks, preferred stocks, securities convertible into common stocks, depositary receipts, and securities that carry the right to buy common stocks.

■	What is considered to be a “foreign company”?

A company will be designated as a foreign company by considering several factors, including the country in which the company was legally organized, the location of the company’s assets, the location of the company’s headquarters, the countries where the company’s revenues are derived, the principal trading market for the company’s stock, and whether the company is included in an index that is representative of that country.

■      Will the Fund’s assets be invested in any other securities?

MFS may invest the remainder of the Fund’s assets in equity securities of companies that have at least one foreign characteristic, as determined by fund management, utilizing the same factors stated in the definition of a foreign company.

In addition, the Fund may invest up to 15% of its net assets in illiquid securities, which generally are securities that the Fund cannot expect

Prospectus | 10

to sell or dispose of in the ordinary course of business within seven days at approximately the value ascribed to such securities.

■      Are there any restrictions as to the types of businesses or operations of companies in which the Fund’s assets may be invested?

No, there are no restrictions except that MFS may not invest more than 25% of the Fund’s total assets in any one industry. The Fund will normally invest its assets in investments that are tied economically to a number of countries throughout the world. However, MFS may invest a relatively large percentage of the Fund’s assets in securities of issuers in a single country, a small number of countries, or a particular geo-graphic region. MFS may invest the Fund’s assets in companies of any size.

We believe the Fund combines the advantages of investing in diversified international markets with the convenience and liquidity of a mutual fund based in the United States.

■      How are the decisions to buy and sell securities made?

In selecting investments for the Fund, MFS is not constrained to any particular investment style. MFS may invest the Fund’s assets in the stocks of companies it believes to have above-average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

MFS uses a bottom-up investment approach to buying and selling investments for the Fund. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their current financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. Quantitative models that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors also may be considered.

MFS may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

11 | USAA International Fund

TEMPORARY DEFENSIVE STRATEGY

The Fund may, from time to time, take temporary defensive positions that are consistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. The effect of taking such a temporary defensive position is that the Fund may not achieve its investment objective.

RISKS

Foreign Investing Risk: The possibility that the value of the Fund’s investments in foreign securities will decrease because of unique risks, such as currency exchange-rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Two forms of foreign investing risk are emerging markets risk and political risk.

❖
Emerging Markets Risk: Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that generally are less diverse and mature than those in the United States and to political systems that may be less stable.

❖	Political Risk: Political risk includes a greater potential for coups d’etat, revolts, and expropriation by governmental organizations.

Geographic Concentration Risk: Because the Fund may invest a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region, the Fund’s performance could be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile and risky than the performance of more geographically-diversified funds.

Liquidity Risk: Liquidity risk is the risk that the Fund’s investment generally cannot be disposed of in the ordinary course of business, seven days or less, at approximately the same value at which the Fund has valued the investment.

Management Risk: Because the Fund is actively managed, it is subject to management risk and there is no guarantee that the investment

Prospectus | 12

techniques and risk analyses used by the Fund’s manager(s) will produce the desired results. In addition, we operate under a “manager-of-managers” structure, which gives us the right, with the prior approval of the Fund’s Board of Trustees and without shareholder approval, to change subadvisers. If we add or replace a subadviser of the Fund, the Fund could experience higher portfolio turnover and higher transaction costs than normal if the new subadviser realigns the portfolio to reflect its investment techniques and philosophy. A realignment of the Fund’s portfolio could result in higher capital gains and distributions, which could affect the tax efficiency of the Fund negatively for that fiscal year.

Stock Market Risk: Because the Fund invests in equity securities, it is subject to stock market risk. A company’s stock price in general may decline over short or even extended periods regardless of the success or failure of a company’s operations. Stock markets tend to run in cycles, with periods when stock prices generally go up, and periods when stock prices generally go down. Equities securities tend to be more volatile than bonds.

ADDITIONAL INFORMATION

This prospectus doesn’t tell you about every policy or risk of investing in the Fund. For additional information about the Fund’s investment policies and the types of securities in which the Fund’s assets may be invested, you may want to request a copy of the SAI (the back cover tells you how to do this).

PORTFOLIO HOLDINGS

The Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities are available in the Fund’s SAI, which is available upon request.

FUND MANAGEMENT

IMCO serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825. We had approximately $94 billion in total assets under management as of August 31, 2011.

13 | USAA International Fund

We provide investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, we are responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Fund’s Board of Trustees. A discussion regarding the basis of the Board of Trustees’ approval of the Fund’s Advisory and Subadvisory Agreements is available in the Fund’s annual report to shareholders for the periods ended May 31.

The Fund uses a “manager-of-managers” structure. We are authorized to select (with approval of the Fund’s Board of Trustees and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of the Fund’s assets. We monitor each sub-adviser’s performance through quantitative and qualitative analysis and periodically report to the Fund’s Board of Trustees as to whether each subadviser’s agreement should be renewed, terminated, or modified. We also are responsible for allocating assets to the sub-advisers. The allocation for each subadviser can range from 0% to 100% of the Fund’s assets, and we can change the allocations without shareholder approval.

For our services, the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment. The base investment management fee, which is accrued daily and paid monthly, is equal on an annual basis to three-fourths of one percent (0.75%) of the Fund’s average net assets.

The performance adjustment is calculated separately for each class of shares of the Fund and will be added to or subtracted from the base fee depending upon the performance of the respective share class relative to the performance of the Lipper International Funds Index, which tracks the total return performance of the 30 largest funds within this category. This category includes funds that invest their assets in securities with primary trading markets outside of the United States.

The performance adjustment is calculated monthly by comparing the performance of the relevant share class to that of the Lipper International Funds Index over the performance period. The performance period for each share class consists of the current month plus the previous 35 months. For purposes of calculating the performance adjustment, the performance of the Adviser Shares will include the performance of the Fund Shares for periods prior to August 1, 2010.

Prospectus | 14

The annual performance adjustment rate is multiplied by the average net assets of the relevant share class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of under-performance) the base fee as referenced in the following chart:

OVER/UNDER PERFORMANCE                                                                ANNUAL ADJUSTMENT RATE
RELATIVE TO INDEX                                                                         (IN BASIS POINTS AS A PERCENTAGE
(IN BASIS POINTS)1                                                                          OF AVERAGE NET ASSETS)1

+/– 100 to 400                                                                                         +/– 4
+/– 401 to 700                                                                                         +/– 5
+/– 701 and greater                                                                                  +/– 6

1 Based on the difference between average annual performance of the relevant share class of the Fund and the Lipper International Funds Index, rounded to the nearest basis point (0.01%). Average net assets of the share class are calculated over a rolling 36-month period.

Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment with respect to a class for a performance period whenever that share class outperforms the Lipper International Funds Index over that period, even if that share class had overall negative returns during the performance period. For the most recent fiscal year, the performance adjustment increased the management fee of 0.75% by 0.03% for International Fund Shares, 0.01% for the Institutional Shares and less than 0.01% for the Adviser Shares.

We have agreed, through October 1, 2012, to make payments to the Fund or waive our annual management, administration, and other fees payable by the Fund so that total expenses of the International Fund’s Adviser Shares (excluding commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed 1.55% of the Adviser Shares’ average daily net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund’s Board of Trustees and may be changed or terminated by us at any time after October 1, 2012. The investment management fee we received for the Fund's Adviser Shares for the period ended May 31, 2011, including the effect of any performance adjustment and reimbursements to the Fund, was equal to 0.40% of average net assets. If the total annual

15 | USAA International Fund

operating expense ratio of the Adviser Shares is lower than 1.55%, the Adviser Shares will operate at the lower expense ratio.

In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services (SAS), provides transfer agency services to the Fund.

We have entered into an Investment Subadvisory Agreement with MFS, under which MFS provides day-to-day discretionary management of the Fund’s assets in accordance with the Fund’s investment objective, policies, and restrictions, subject to the general supervision of the Fund’s Board of Trustees and IMCO. MFS is compensated directly by IMCO and not by the Fund.

MFS, located at 500 Boylston Street, Boston, Massachusetts 02116, is a registered investment adviser and America’s oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). As of June 30, 2011, net assets under the management of the MFS organization were approximately $237 billion.

PORTFOLIO MANAGER(S)

Marcus L. Smith, Investment Officer and Portfolio Manager, has been employed in the investment area of MFS since 1994 and has managed the Fund since June 2002.

Daniel Ling, Investment Officer and Portfolio Manager, has managed the Fund since October 2009. He has been employed in the investment area of MFS since January 2006.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of Fund securities.

CHANGE OF SUBADVISERS

We have received an exemptive order from the Securities and Exchange Commission (SEC) that permits us, subject to certain conditions, including prior approval of the Fund’s Board of Trustees, to appoint and replace subadvisers, enter into subadvisory agreements,

Prospectus | 16

and amend subadvisory agreements on behalf of the Fund without shareholder approval. As a result, we can change the fee rate payable to a subadviser or appoint a new subadviser at a fee rate different than that paid to the current subadviser, which in turn may result in a different fee retained by IMCO. We will notify shareholders within 90 days after hiring any new subadviser for the Fund.

PURCHASES AND REDEMPTIONS

OPENING AN ACCOUNT

Fund Shares:

You may open an account and make purchases on the Internet, by telephone, or by mail, as described below. If opening by mail, you should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account, or we may open your account and take certain actions without prior notice to you, including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated net asset value (NAV). We prohibit opening accounts for, including but not limited to, foreign financial institutions, shell banks, correspondent accounts for foreign shell banks, and correspondent accounts for foreign financial institutions. A “foreign shell bank” is a foreign bank without a physical presence in any country. A “correspondent account” is an account established for a foreign bank to receive deposits from, or to make payments or other disbursements on behalf of, the foreign bank, or to handle other financial transactions related to such foreign bank.

To purchase shares through your USAA brokerage account, please contact USAA Brokerage Services directly. These shares will become part of your USAA brokerage account and will be subject to the applicable policies and procedures. Additional fees also may apply.

17 | USAA International Fund

If Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. A distribution fee may apply to all full IRA distributions, except for those due to death, disability, divorce, or transfer to other USAA lines of business. Partial IRA distributions are not charged a distribution fee. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

Institutional Shares:

The Institutional Shares are a separate share class of its respective USAA Fund and are not a separate mutual fund. The Institutional Shares are not offered for sale directly to the general public. The Institutional Shares currently are available for investment only through a USAA managed account program, other persons or legal entities that the Fund may approve from time to time, or for purchase by the USAA Target Retirement Funds.

Adviser Shares:

The Adviser Shares are a separate share class of its respective USAA Fund and are not a separate mutual fund. The Adviser Shares are intended for persons purchasing shares through financial inter-mediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

Your ability to purchase, exchange, redeem, and transfer shares will be affected by the policies of the financial intermediary through which you do business. Some policy differences may include: minimum investment requirements, exchange policies, fund choices, cutoff time for investments, and trading restrictions.

In addition, your financial intermediary may charge a transaction or other fee for the purchase or sale of Adviser Shares. Those charges are retained by the financial intermediary and are not shared with us. Please contact your financial intermediary or plan sponsor for a complete description of its policies. Copies of the Fund’s annual report, semiannual report, and statement of additional information are available from your financial intermediary or plan sponsor.

Prospectus | 18

TAXPAYER IDENTIFICATION NUMBER

Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding required by the Internal Revenue Code. See the section on Taxes for additional tax information.

EFFECTIVE DATE

When you make a purchase, your purchase price will be the NAV per share next determined after we or the financial intermediary receive your request in proper form (e.g., complete, signed application and payment). The Fund’s NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern time) of the New York Stock Exchange (NYSE) each day it is open for trading. If we or the financial intermediary receive your purchase request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we or the financial intermediary receive your purchase request or payment after that time, the purchase will be effective on the next business day.

The Fund or its distributor or transfer agent may enter into agreements with third parties (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for Fund shares on the Fund’s behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund’s NAV next computed after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.

MINIMUM INITIAL PURCHASE

Fund Shares:

$3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs].

Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

19 | USAA International Fund

Institutional Shares:

There is no minimum initial purchase for investments in the Institutional Shares of the Fund.

Adviser Shares:

The minimum initial investment amount to open an account is $3,000. Financial intermediaries may require their clients to meet different investment minimums.

ADDITIONAL PURCHASES

Fund Shares:

$50 minimum per transaction, per account.

Institutional Shares:

There is no subsequent purchase minimum amount for investments in the Institutional Shares of the Fund.

Adviser Shares:

There is no subsequent purchase minimum for financial intermediaries or employer-sponsored retirement plans, but financial intermediaries, including but not limited to banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services, may require their clients to meet different subsequent purchase requirements. Contact your financial intermediary for trade deadlines and the applicable procedures for purchasing, selling, or exchanging your shares as well as initial and subsequent investment minimums.

AUTOMATIC INVESTING

Fund Shares:

No initial investment if you elect to have monthly electronic investments of at least $50 per transaction, per account.

There are no minimum initial or subsequent purchase payment amounts for investments in the Fund through USAA Strategic Fund Adviser®, USAA Private Investment Management®, USAA 529 College Savings PlanTM, USAA Federal Savings Bank Trust Department, USAA Global Opportunities Portfolio, USAA Managed Portfolios, or other designated USAA managed investment accounts. In addition, the Fund may waive or lower purchase minimums in other circumstances.

Prospectus | 20

PAYMENT

If you plan to purchase Fund shares with a check, money order, traveler’s check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler’s checks, or other similar instruments. In addition, we do not accept cash or coins.

In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (e.g., if the NYSE is closed or when permitted by order of the SEC).

REDEEMING AN ACCOUNT

Redemptions are effective on the day instructions are received in proper form. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern time), your redemption will be effective on the next business day.

For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the proceeds you receive upon their redemption.

Fund Shares:

You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated.

We will send your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to seven days from the purchase date.

Buying and Selling Fund Shares

Internet – usaa.com

■
To establish access to your account, log on to usaa.com and click on “register now” or call (800) 759-8722. Once you have established Internet access to your account, you may use your personal computer, web-enabled telephone, or PDA to perform certain mutual fund transactions by accessing our website. You will be able to open and fund a new mutual fund account, make purchases,

21 | USAA International Fund

exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

Mobile Access – mobile.usaa.com

■	Using your web-enabled telephone, you may review account activity, check balances, and make purchases and redemptions.

USAA Self-Service Telephone System (800) 531-USAA (8722)

■
In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you may use our USAA self-service telephone system to access your Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic  Services Agreement (ESA) and EFT Buy/Sell authorization on file.

Telephone

■	Call toll free (800) 531-USAA (8722) to speak with a member service representative. Our hours of operation are Monday – Friday, 7:30 a.m. to 10 p.m. CT and Saturday, 8 a.m. to 5 p.m. CT.

Telephone redemption privileges are established automatically when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record or by electronic delivery to your designated e-mail address.

Fax

■	Send a signed fax with your written redemption instructions to (800) 292-8177.

Mail

■	If you would like to open an account or request a redemption by mail, send your application and check or written instructions to:

Prospectus | 22

Regular Mail:
USAA Investment Management Company
P.O. Box 659453
San Antonio, TX 78265-9825

Registered or Express Mail:
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, TX 78240

Bank Wire

■
To add to your account or request a redemption by bank wire, visit us at usaa.com or call (800) 531-USAA (8722) for instructions. This helps to ensure that your account will be credited or debited promptly and correctly. If you sell shares and request your money by wire transfer, there is a $20 domestic wire fee and a $35 foreign wire fee.  Your bank also may charge a fee for wires.

EFT

■
Additional purchases on a regular basis may be deducted electronically from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or log on to usaa.com or call (800) 531-USAA (8722) to add them.

USAA Brokerage Services

■
To purchase new and additional shares or to request a redemption in your USAA brokerage account, log on to usaa.com or call USAA Brokerage Services at (800) 531-USAA (8722) for instructions. Any purchase or redemption request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject  to the applicable policies and procedures.

Institutional Shares:

Redemptions are effective on the day instructions are received. If instructions are received after the close of the NYSE (generally 4 p.m. Eastern time), the redemption will be effective on the next business day. We will send your money within seven days after the effective date of redemption.

23| USAA International Fund

Adviser Shares:

Check with your financial intermediary for its policies on redemptions.

Shares purchased through a financial intermediary should be redeemed through the financial intermediary. Normally, a Fund transmits proceeds to intermediaries for redemption orders received in proper form on the next business day after receipt. Under certain circum-stances and when deemed to be in a Fund’s best interests, proceeds may not be sent to intermediaries for up to seven days after receipt of the redemption order.

EXCHANGES

EXCHANGE PRIVILEGE

The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided the shares to be acquired are offered in your state of residence.

Exchanges made through the USAA self-service telephone system and the Internet require an ESA on file. After we receive the exchange orders, the Fund’s transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined pursuant to the procedures set forth herein. See section on Effective Date for additional information. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of these shares when they are exchanged.

If your shares are held in your USAA brokerage account, please contact USAA Brokerage Services regarding exchange policies. These shares will become part of your USAA brokerage account, and any exchange request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to the applicable policies and procedures.

The Fund has undertaken certain authentication procedures regarding telephone transactions as previously described. In addition, the Fund reserves the right to terminate or change the terms of an exchange offer.

Prospectus | 24

OTHER IMPORTANT INFORMATION ABOUT PURCHASES AND REDEMPTIONS

ACCOUNT BALANCE

USAA Shareholder Account Services may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any UGMA/ UTMA account; (3) all (non-IRA) money market fund accounts; (4) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (5) all IRA accounts (for the first year the account is open).

REDEMPTION FEES

The Fund may charge a 1% fee on Adviser Shares redeemed before they have been held for more than 60 days. The fee applies if you redeem Adviser Shares by selling or by exchanging to another fund. Shares you have held the longest will be redeemed first. The redemption fee may be waived in certain circumstances, including in situations involving hardship, mandatory or systematic actions, and in other circumstances as further described in the Funds’ SAI.

Unlike sales charges or a load paid to a broker or a fund management company, the redemption fee is paid directly to the Fund to offset the costs of buying and selling securities. The redemption fee is designed to ensure that short-term investors pay their share of the Funds’ transaction costs and that long-term investors do not subsidize the activities of short-term traders.

EXCESSIVE SHORT-TERM TRADING

The USAA Funds generally are not intended as short-term investment vehicles (except for the money market funds, the USAA Short-Term Bond Fund, the USAA Ultra Short-Term Bond Fund, and the USAA Tax Exempt Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as “market timing.”

25| USAA International Fund

Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment or redemption by short-term traders. While there is no assurance that the USAA Funds can deter all excessive and short-term trading, the Board of Trustees of the USAA Funds has adopted the following policies (except for the money market funds, the USAA Short-Term Bond Fund, the USAA Ultra Short-Term Bond Fund, and the USAA Tax Exempt Short-Term Fund). These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing bona fide investors.

To deter such trading activities, the USAA Funds’ policies and procedures include:

■	Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient manage-ment of the particular fund.

■
Each fund may use a fair value pricing service or other model to assist in establishing the current value of foreign securities held by any of the USAA Funds. Fair value pricing is used to adjust for stale pricing that may occur between the close of certain foreign exchanges or markets and the time the USAA Funds calculate their NAV. Using fair value pricing is intended to deter those trying to take advantage of time-zone differences in the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in the USAA Funds’ using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a fund’s NAV.

THE FUNDS’ RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS

The USAA Funds’ main safeguard against excessive short-term trading is their right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Funds deem that certain excessive short-term trading activities are not in the best interest of the fund because such activities can hamper the efficient management of the fund. Generally, persons who engage in an “in and out” (or ”out and in”) transaction within a 30-day period will violate the USAA Funds’ policy if they engage in another “in and out” (or “out and in”) transaction in the same fund within 90 days. The Funds also reserve the right to restrict

Prospectus | 26

future purchases or exchanges if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption or exchange. Finally, the Funds reserve the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of a fund.

The following transactions are exempt from the excessive short-term trading activity policies described above:

■	Transactions in the money market funds, USAA Short-Term Bond Fund, the USAA Ultra Short-Term Bond Fund, and USAA Tax Exempt Short-Term Fund;

■	Purchases and sales pursuant to automatic investment or withdrawal plans;

■
Purchases and sales made through USAA Strategic Fund Adviser®, USAA Private Investment Management®, USAA 529 College Savings PlanTM, USAA Federal Savings Bank Trust Department, USAA Global Opportunities Portfolio, USAA Managed Portfolios, or other designated USAA managed investment accounts;

■	Purchases and sales of the USAA Institutional shares by the USAA Target Retirement Funds; and

■	Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to a fund.

If a person is classified as having engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all USAA Funds.

The USAA Funds rely on the transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that its monitoring activities will successfully detect or prevent all excessive short-term trading. The Funds or the transfer agent may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time.

The USAA Funds seek to apply these policies and procedures uniformly to all investors; however, some investors purchase shares of USAA Funds through financial intermediaries that establish omnibus accounts

27| USAA International Fund

to invest in the USAA Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The USAA Funds subject to the short-term trading policies generally treat these omnibus accounts as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the Funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request and/or monitor for excessive trading. For those omnibus accounts for which we have entered into agreements to monitor excessive trading or provide underlying trade information, the financial intermediary or USAA Funds will review net activity in these omnibus accounts for activity that indicates potential excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.

We also may rely on the financial intermediary to review for and identify underlying trading activity for individual accounts engaged in excessive short-term trading activity, and to restrict, limit, or terminate trading privileges if the financial intermediary’s policies are determined by us to be at least as stringent as the USAA Funds’ policy. For shares purchased through financial intermediaries there may be additional or more restrictive policies. You may wish to contact your financial intermediary to determine the policies applicable to your account.

Because of the increased costs to review underlying trading information, the USAA Funds will not enter into agreements with every financial intermediary that operates an omnibus account. The USAA Funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds and can terminate such agreements at any time.

OTHER FUND RIGHTS

The Fund reserves the right to:

■	Reject or restrict purchase or exchange orders when in the best interest of the Fund;

Prospectus | 28

■	Limit or discontinue the offering of shares of the Fund without notice to the shareholders;

■	Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;

■
Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the SAI contains information on acceptable guarantors);

■	Redeem an account with less than $250, with certain limitations; and

■	Restrict or liquidate an account when necessary or appropriate to comply with federal law.

MULTIPLE CLASS INFORMATION

The Fund described in this prospectus is composed of multiple classes of shares. Each class has a common investment objective and investment portfolio. The classes have different fees, expenses and/or minimum investment requirements. The difference in the fee structures between the classes is primarily the result of their separate arrange-ments for shareholder and distribution services and performance fee arrangements. It is not the result of any difference in base advisory or custodial fee rate schedules or other expenses related to the management of the Fund's assets, which do not vary by class.

Except as described below, the share classes have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The primary differences between the classes are (a) each class may be subject to different expenses specific to that class; (b) each class has a different identifying designation or name; (c) each class has exclusive voting rights with respect to matters solely affecting that class; and (d) each class may have different purchase, exchange, and redemption privileges.

SERVICE, DISTRIBUTION, AND ADMINISTRATIVE FEES

Investment Company Act Rule 12b-1 permits mutual funds that adopt a written plan to pay certain expenses associated with the distribution of their shares out of fund assets. The Adviser Shares offered by this prospectus are subject to a 12b-1 plan. Under the plan, the Adviser Shares pay annual fees of 0.25% of the Fund’s average daily net assets

29| USAA International Fund

attributable to the Adviser Shares to the distributor for distribution and individual shareholder services, including past distribution services. The distributor pays all or a portion of such fees to financial intermediaries that make the Adviser Shares available for investment by their customers. Because these fees may be used to pay for services that are not related to prospective sales of the Fund, the Adviser Shares may continue to make payments under the plan even if the Fund terminates the sale of Adviser Shares to investors. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment in the Adviser Shares and may cost you more than paying other types of sales charges. For additional information about the plan and its terms, see Multiple Class Structure in the SAI.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

Certain financial intermediaries perform recordkeeping and administrative services for their clients with respect to their investments in the Fund that would otherwise be performed by the Fund’s transfer agent. In some circumstances, we will pay such service providers a fee for performing those services. Also, we and the Fund’s distributor may make payments to intermediaries for various additional services, other expenses and/or the financial intermediaries’ distribution of a Fund. Such payments may be made for one or more of the following: (1) distribution, which may include expenses incurred by financial intermediaries for their sales activities with respect to a Fund, such as preparing, printing, and distributing sales literature and advertising materials and compensating registered representatives or other employees of such financial intermediaries for their sales activities, as well as the opportunity for a Fund to be made available by such financial intermediaries; (2) shareholder services, such as providing individual and custom investment advisory services to clients of the financial intermediaries; and (3) marketing and promotional services, including business planning assistance, educating personnel about a Fund, and sponsorship of sales meetings, which may include covering costs of providing speakers. The distributor may sponsor seminars and conferences designed to educate financial intermediaries about a Fund and may cover the expenses associated with attendance at such meetings, including travel costs. These payments and activities are intended to educate financial intermediaries about a Fund and help defray the costs associated with offering a Fund. These payments may create a conflict of interest by influencing the financial intermediary to recommend a Fund over another investment. Ask your salesperson or

Prospectus | 30

visit your financial intermediary’s website for more information. The amount of any payments described by this paragraph is determined by us or the distributor, and all such amounts are paid out of the available assets of the advisor and distributor and do not affect the total expense ratio of a Fund.

SHAREHOLDER INFORMATION

SHARE PRICE CALCULATION

The price at which you purchase and redeem Fund shares is equal to the NAV per share determined on the effective date of the purchase or redemption. The NAV per share is calculated by adding the value of the Fund’s assets (i.e., the value of its investment in the Fund and other assets), deducting liabilities, and dividing by the number of shares outstanding. Fund shares may be purchased and sold at the NAV per share without a sales charge. The Fund’s NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

VALUATION OF SECURITIES

Portfolio securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on domestic securities exchanges or the over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Portfolio securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

Debt securities with maturities greater than 60 days are valued each business day by a pricing service approved by the Fund’s Board of Trustees. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

Securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund’s NAV may not take place at the same time the prices of certain foreign

31| USAA International Fund

securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund’s NAV is calculated will not be reflected in the value of the Fund’s foreign securities. However, we and the subadvisers will monitor for events that would materially affect the value of the Fund’s foreign securities. The subadvisers have agreed to notify us of significant events they identify that may materially affect the value of the Fund’s foreign securities. If we determine that a particular event would materially affect the value of the Fund’s foreign securities, then we, under valuation procedures approved by the Fund’s Board of Trustees, will consider such available information that we deem relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day. Futures contracts are valued based upon the last quoted sales price at the close of market on the principal exchange on which they are traded. Option contracts are valued by a pricing service at the National Best Bid/Offer (NBBO) composite price, which is derived from the best available bid and ask prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund’s NAV.

Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by us under valuation procedures approved by the Fund’s Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund’s NAV to be more reliable than it otherwise would be.

Prospectus | 32

Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

For additional information on how securities are valued, see Valuation of Securities in the Fund’s SAI.

DIVIDENDS AND OTHER DISTRIBUTIONS

The Fund pays net investment income dividends annually. Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

We will automatically reinvest all income dividends and capital gain distributions in additional shares of the Fund unless you request to receive the distributions by way of EFT. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any income dividends or capital gain distributions made by the Fund will reduce the NAV per share by the amount of the dividends or other distributions on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any dividend or distribution. Some or all of these distributions are subject to taxes. We will invest in your account any dividend or other distribution payment returned to us by your financial institution at the current NAV per share.

TAXES

This tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. A 15% maximum federal income tax rate will apply to individual shareholders through December 31, 2012, for (1) gains on redemptions of Fund shares held for more than one year and (2) the Fund’s distributions from net gains on the sale or exchange of the Fund’s capital assets held for more than one year and from the Fund’s qualified dividend income, which consists of dividends received from domestic corporations and certain foreign corporations

33| USAA International Fund

assuming certain holding period and other requirements are met by the Fund and the shareholder. Because each investor’s tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

Distributions from the Fund and gains recognized from the sales or other dispositions of Fund shares will be subject to a 3.8% U.S. federal Medicare contribution tax on “net investment income,” beginning in 2013, for individuals with incomes exceeding $200,000 (or $250,000 if married and filing jointly).

■ Foreign

Dividends and interest the Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding, or other taxes foreign countries and U.S. possessions impose (foreign taxes) that would reduce the yield and/or total return on its investments. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

If more than 50% of the value of the Fund’s total assets at the close of any taxable year consists of securities of foreign corporations, the Fund may file an election with the Internal Revenue Service (the Foreign Election) that would permit you to take a credit (or a deduction) for foreign taxes paid by the Fund. If the Foreign Election is made, you would include in your gross income both dividends you received from the Fund and the amount of your proportionate share of those foreign taxes. As a shareholder of the Fund, you would be entitled to treat your share of the foreign taxes paid as a credit against your U.S. federal income tax, subject to the limitations set forth in the Internal Revenue Code with respect to the foreign tax credit generally. Alternatively, you could, if it were to your advantage, treat the foreign taxes paid by the Fund as an itemized deduction in computing your taxable income rather than as a tax credit. It is anticipated that the Fund will make the Foreign Election, in which event it will report to you shortly after each taxable year your share of the foreign taxes it paid and its foreign-source income.

■ Shareholder Taxation

Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in

Prospectus | 34

additional shares. A portion of these dividends may qualify for the 70% dividends-received deduction available to corporations and for the maximum 15% tax rate applicable to qualified dividend income available to individuals.

Regardless of the length of time you have held Fund shares, distributions of net capital gain (i.e., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as long-term capital gains whether received in cash or reinvested in additional shares. These gains will qualify for a reduced capital gains rate for shareholders who are individuals.

■ Withholding

Federal law requires the Fund to withhold (referred to as “backup withholding”) and remit to the U.S. Treasury 28% of (1) taxable net investment income dividends, realized capital gain distributions, and proceeds of redemptions otherwise payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any such shareholder who:

■     Underreports dividend or interest income, or

■     Fails to certify that he or she is not subject to backup withholding.

To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund’s transfer agent that your taxpayer identification number is correct and you currently are not subject to backup withholding.

■ Reporting

The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

SHAREHOLDER MAILINGS

■ Householding

Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund’s most recent financial reports and prospectus even if you or a family member owns more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you

35| USAA International Fund

would like to receive individual copies, please contact us and we will begin your individual delivery within 30 days of your request.

■ Electronic Delivery

Log on to usaa.com and sign up to receive your statements, confirmations, financial reports, and prospectuses via the Internet instead of through the mail.

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the financial performance of the Fund Shares, Institutional Shares, and Advisers Shares for the Fund over the past five years or since inception. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor in Fund Shares, Institutional Shares or Adviser Shares would have earned (or lost) on an investment in the Fund (assuming reinvestment of all income dividends and capital gain distributions).

The information in the financial highlights has been derived from the financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request.

Prospectus | 36

INTERNATIONAL FUND SHARES

	Year Ended May 31,
	2011	2010		2009	2008	2007
Net asset value at beginning of period	$19.71	$18.08		$27.77	$29.35	$25.85
Income (loss) from investment operations:
Net investment income	.29	.21		.35	.51	.20
Net realized and unrealized gain (loss)	6.52	1.66		(9.35)	(.13)	6.00
Total from investment operations	6.81	1.87		(9.00)	.38	6.20
Less distributions from:
Net investment income	(.22)	(.24)		(.44)	(.41)	(.56)
Realized capital gains	-	-		(.25)	(1.55)	(2.14)
Total distributions	(.22)	(.24)		(.69)	(1.96)	(2.70)
Net asset value at end of period	$26.30	$19.71		$18.08	$27.77	$29.35
Total return (%)*	34.67	10.19	(b)	(32.16)	1.32	24.99	(a)
Net assets at end of period (000)	$1,840,770	$1,215,443		$1,048,966	$1,526,020	$1,505,679
Ratios to average net assets:**
Expenses (%)(c)	1.21	1.25	(b)	1.31	1.14	1.20	(a)
Net investment income (%)	1.37	1.09		1.89	1.94	1.21
Portfolio turnover (%)	25	20		22	32	38

*      Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from Lipper reported return.

** For the year ended May 31, 2011, average net assets were $1,548,970,000.
(a)    For the year ended May 31, 2007, SAS voluntarily reimbursed the Fund Shares for a portion of the transfer agent’s fees incurred. The reimbursement had no effect on the Fund Shares’ total return or ratio of expenses to average net assets.

(b)    During the year ended May 31, 2010, SAS reimbursed the Fund $249,000 for corrections in fees paid for the administration and servicing of certain accounts. The effect of this reimbursement on the Fund Shares’ total return was less than 0.01%. The reimbursement decreased the Fund Shares’ expense ratios by 0.02%. This decrease is excluded from the expense ratios above.

(c) Reflects total operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.

37 | USAA International Fund

INTERNATIONAL FUND INSTITUTIONAL SHARES

	Year Ended May 31,
	2011	2010	2009***
Net asset value at beginning of period	$19.72	$18.09	$24.30
Income (loss) from investment operations:
Net investment income(a)	.45	.41	.59
Net realized and unrealized gain (loss) (a)	6.45	1.53	(6.07)
Total from investment operations(a)	6.90	1.94	(5.48)
Less distributions from:
Net investment income	(.30)	(.31)	(.48)
Realized capital gains	-	-	(.25)
Total distributions	(.30)	(.31)	(.73)
Net asset value at end of period	$26.32	$19.72	$18.09
Total return (%)*	35.13	10.57	(22.25)
Net assets at end of period (000)	$385,203	$183,062	$58,059
Ratios to average net assets:**
Expenses (%)(b)	.90	.87	.87	(c)
Expenses, excluding reimbursements (%)(b)	.91	.91	.91	(c)
Net investment income (%)	1.91	1.95	4.46	(c)
Portfolio turnover (%)	25	20	22

*       Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.

** For the year ended May 31, 2011, average net assets were $262,775,000.
*** Institutional Shares were initiated on August 1, 2008.
(a) Calculated using average shares. For the year ended May 31, 2011, average shares were 11,137,000.
(b)    Reflects total operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares’ expenses paid indirectly decreased the expense ratios by less than 0.01%.

(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.

Prospectus | 38

INTERNATIONAL FUND ADVISER SHARES

Period Ended May 31,
2011***
Net asset value at beginning of period	$22.17
Income from investment operations:
Net investment income	.23
Net realized and unrealized gain	4.05
Total from investment operations	4.28
Less distributions from:
Net investment income	(.21)
Total distributions	(.21)
Net asset value at end of period	$26.24
Total return (%)*	19.38
Net assets at end of period (000)	$6,361
Ratios to average net assets:**(a)
Expenses (%)(b)	1.55
Expenses, excluding reimbursements (%)(b)	1.90
Net investment loss (%)	1.23
Portfolio turnover (%)	25

*      Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.

** For the year ended May 31, 2011, average net assets were $5,470,000.
*** Adviser Shares were initiated on August 1, 2010.
(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(b)    Reflects total operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares’ expenses paid indirectly decreased the expense ratios by less than 0.01%.

39 | USAA International Fund

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IIf you would like more information about the Funds, you
may call (800) 531-USAA (8722) to request a free copy of
the Funds’ statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the
Funds. The SAI has been filed with the SEC and is incorporated by reference to and legally a part of this prospectus.
In each Fund’s annual report, you will find a discussion of
the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal
year. The Funds’ annual and semiannual reports also may be
viewed, free of charge, on usaa.com. A complete description
of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the
Funds’ SAI. The SAI is not available on usaa.com because of
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To view these documents, along with other related documents, you may visit the EDGAR database on the SEC’s
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the Public Reference Room may be obtained by calling
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Commission, Washington, DC 20549- 1520.

[USAA EAGLE LOGO (R)]
We know what it means to serve. (R)                                                                                                  [RECYCLED GRAPHIC]

23447-1011                                                       Investment Company Act File No. 811-7852                                    ©2011, USAA. All rights reserved.

Part A

The Prospectus for the Precious Metals and Minerals Fund Shares, Precious Metals and Minerals Fund
Institutional Shares,  Precious Metals and Minerals Fund Adviser Shares

is included herein

[USAA EAGLE LOGO (R)]

PROSPECTUS
USAA PRECIOUS METALS AND MINERALS FUND SHARES (USAGX)
USAA PRECIOUS METALS AND MINERALS FUND INSTITUTIONAL SHARES (UPMMX)
USAA PRECIOUS METALS AND MINERALS FUND ADVISER SHARES (UIPMX)
OCTOBER 1, 2011

[GRAPHIC OMITTED]

The Fund in this prospectus is composed of multiple classes of shares. The Adviser shares listed in this prospectus are available for purchase generally through financial intermediaries by investors who seek advice from them.

As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of this Fund’s shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Investment Objective	1
Fees and Expenses	1
Principal Investment Strategy	3
Principal Risks	3
Performance	4
Investment Adviser	7
Portfolio Manager(s)	7
Purchase and Sale of Shares	7
Tax Information	8
Payments to Broker-Dealers and
Other Financial Intermediaries	9
Investment Objective	10
Principal Investment Strategy	10
Risks	11
Portfolio Holdings	14
Fund Management	14
Portfolio Manager(s)	17
Purchases and Redemptions	17
Exchanges	24
Other Important Information
About Purchases and Redemptions	25
Multiple Class Information	29
Shareholder Information	31
Financial Highlights	36

INVESTMENT OBJECTIVE

The USAA Precious Metals and Minerals Fund (the Fund) has an investment objective to seek long-term capital appreciation and to protect the purchasing power of your capital against inflation.

FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses are based on expenses incurred during the Fund’s most recently completed fiscal year.

Shareholder Fees (fees paid directly from your investment)
	Fund Shares	Inst. Shares	Adviser Shares
Sales Charge (Load) Imposed on Purchases	None	None	None
Purchase Fee	None	None	None
Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fee (on shares held less than 60 days)	None	None	1%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Fund Shares	Inst. Shares	Adviser Shares
Management Fee	0.78%(a)	0.76%(a)	0.75%(a)
Distribution and/or Service (12b-1) Fees	None	None	0.25%
Other Expenses	0.37%	0.23%	0.90%
Total Annual Operating Expenses	1.15%	0.99%	1.90%
Reimbursement From Adviser	N/A	N/A	(0.45%)
Total Annual Operating Expenses After Reimbursement	1.15%	0.99%	1.45%(b)

1 | USAA Precious Metals and Minerals Fund

(a) A performance fee adjustment may increase or decrease the management fee by up to +/– 0.06% of the average net assets of the Fund during a rolling 36-month period. The performance fee adjustment increased the management fee of 0.75% by 0.03% for Fund Shares, 0.01% for Institutional Shares and less than 0.01% for the Adviser Shares for the most recent fiscal year ended May 31, 2011.

(b) The Adviser has agreed, through October 1, 2012, to make payments or waive management, administration, and other fees to limit the expenses of the Adviser Shares of the Fund so that the total annual operating expenses (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 1.45% of the Adviser Shares’ average daily net assets. This arrangement may not be changed or terminated during this time period without approval of the Fund’s Board of Trustees and may be changed or terminated by the Adviser at any time after October 1, 2012.

Example

This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund’s operating expenses remain the same, (3) you redeem all of your shares at the end of the periods shown, and (4) the expense limitation arrangement for the Adviser Shares is not continued.

	1 Year	3 Years	5 Years	10 Years
Fund Shares	$117	$365	$633	$1,398
Institutional Shares	$101	$315	$547	$1,213
Adviser Shares	$193	$597	$1,026	$2,222

Portfolio Turnover

The Fund pays transaction costs, including commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes where fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

For the most recent fiscal year, the Fund’s portfolio turnover rate was 24% of the average value of its whole portfolio.

Prospectus | 2

PRINCIPAL INVESTMENT STRATEGY

The Fund’s principal investment strategy is to normally invest at least 80% of its assets in equity securities of domestic and foreign companies principally engaged in the exploration, mining, or processing of gold and other precious metals and minerals, such as platinum, silver, and diamonds. This 80% policy may be changed upon at least 60 days’ notice to shareholders.

PRINCIPAL RISKS

Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. The Fund is actively managed and the investment techniques and risk analyses used by the Fund’s manager(s) may not produce the desired results. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in this Fund.

Because of commodity price volatility and the increased impact such volatility has on the profitability of precious metals and minerals companies, there are greater risks involved in investing in precious metals and minerals securities than in investing in other types of securities. In addition, because the Fund focuses on investments in securities of precious metals and minerals companies, the Fund’s performance largely depends on the overall condition of these companies, and the Fund could be subject to greater risks and greater market fluctuations than other funds with a portfolio of securities representing a broader range of investment objectives. Precious metals and minerals companies could be affected by sharp price volatility caused by global economic, financial, and political factors. Resource availability, government regulation, and economic cycles could also adversely affect these companies. However, since the market action of such securities has tended to move more independently of the broader financial markets, the addition of precious metals and minerals securities to your portfolio may reduce overall fluctuations in portfolio value.

3  | USAA Precious Metals and Minerals Fund

The equity securities in the Fund’s portfolio are subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a company’s operations. Equity securities tend to be more volatile than bonds. In addition, to the degree the Fund invests in foreign securities, there is a possibility that the value of the Fund’s investments in foreign securities will decrease because of unique risks, such as currency exchange rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes.

The Fund is nondiversified, which means that it may invest a greater percentage of its assets in a single issuer or a limited number of issuers. The securities of the Fund may be more sensitive to changes in the market value of a single issuer, a limited number of issuers, or large companies generally. Such a focused investment strategy may increase the volatility of the Fund’s investment results than a diversified fund.

An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The Fund has three classes of shares, Fund Shares, Institutional Shares, and Adviser Shares. The bar chart illustrates the Fund Shares' volatility and performance from year to year for each full calendar year over the past 10 years. The table shows how the average annual total returns of the share classes for the periods indicated compared to those of the Fund's benchmark index and an index of funds with similar investment objectives.

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. For the most current price, total return, and yield information for this Fund, log on to usaa.com or call (800) 531-USAA (8722).

Prospectus | 4

 RISK/RETURN BAR CHART
Annual Returns for Periods Ended December 31

CALENDER YEAR	TOTAL RETURNS
2010	39.92%
2009	62.41%
2008	-24.58%
2007	27.68%
2006	43.19%
2005	39.25%
2004	-10.75%
2003	71.43%
2002	67.61%
2001	30.97%

SIX-MONTH YTD TOTAL RETURN
-9.00% (6/30/11)
BEST QUARTER*	WORST QUARTER*
38.91% 1st Qtr. 2002	-30.36% 3rd Qtr. 2008
* Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

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AVERAGE ANNUAL TOTAL RETURNS
For Periods Ended December 31, 2010

	1 Year	5 Years	10 Years
Precious Metals and Minerals Fund Shares
Before Taxes	39.92%	25.66%	30.80%
After Taxes on Distributions	37.46%	23.77%	29.35%
After Taxes on Distributions
and Sale of Fund Shares	28.29%	22.05%	27.92%

				Inception Date
	1 Year			08/01/08
Precious Metals and Minerals Fund Institutional Shares
Before Taxes	40.37%			26.71%

				Inception Date
				08/01/10
Precious Metals and Minerals Fund Adviser Shares
Before Taxes				30.28%

				Institutional Shares
				Inception Date
	1 Year	5 Years	10 Years	8/01/08*
Indexes
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	15.06%	2.29%	1.41%	2.02%

Philadelphia Gold & Silver Index (reflects no deduction for fees, expenses, or taxes)	21.60%	9.02%	15.19%	13.93%

NYSE Arca Gold Miners (GDM) Index** (reflects no deduction for fees, expenses, or taxes)	34.75%	14.61%	23.45%	16.30%

Lipper Precious Metals Funds Index (reflects no deduction for taxes)	45.11%	21.31%	25.76%	25.76%

* The average annual total return for the S&P 500 Index, Philadelphia Gold & Silver Index, GDM Index, and Lipper Precious Metals Funds Index from August 1, 2010 - the inception date of the Adviser Shares - through December 31, 2010, was 15.19%, 34.19%, 28.32%, and 33.92%, respectively.

** As of July 15, 2011, the NYSE Arca Gold Miners Index replaces the Philadelphia Gold & Silver Index as it more closely represents the securities held in the Fund.

Prospectus | 6

The after-tax returns are shown in two ways: (1) assume that you owned shares of the Fund during the entire period and paid taxes on the Fund’s distributions of taxable net investment income or realized capital gains, if any, and (2) assume that you paid taxes on the Fund’s distributions of such income and gains and sold all shares at the end of each period. Please note that after-tax returns are shown only for the Fund Shares and may differ for each share class.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown above are not relevant to you.

INVESTMENT ADVISER

USAA Investment Management Company (IMCO)

PORTFOLIO MANAGER(S)

Mark W. Johnson, CFA, Vice President of Equity Investments, has managed the Fund since January 1994.

Dan Denbow, CFA, Assistant Vice President and portfolio manager, has co-managed the Fund since October 2008.

PURCHASE AND SALE OF SHARES

Fund Shares:

You may purchase or redeem shares of the Fund on any business day through our website at usaa.com or mobile.usaa.com; by mail at P.O. Box 659453, San Antonio, Texas 78288-9825; by telephone (800) 531-USAA (8722); or by fax to (800) 292-8177. Shares may be purchased by electronic funds transfer (EFT), by check, or by bank wire. You may receive redemption proceeds by EFT, check, or bank wire.

7  | USAA Precious Metals and Minerals Fund

The minimum initial purchase is $3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs]. The minimum subsequent investment is $50. No initial investment is required if you elect to have monthly electronic investments of at least $50 per transaction, per account.

Institutional Shares:

The Institutional Shares are not offered for sale directly to the general public. The Institutional Shares currently are available for investment only through a USAA managed account program, other persons or legal entities that the Fund may approve from time to time, or for purchase by the USAA Target Retirement Funds. There are no minimum initial or subsequent purchase payment amounts for investments in the Institutional Shares.

Adviser Shares:

Adviser Shares are intended for persons purchasing shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services. Your ability to purchase, exchange, redeem, and transfer shares will be affected by the policies of the financial intermediary through which you do business.

The minimum initial purchase is $3,000; however, financial intermediaries may require their clients to meet different investment minimums.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you invest through an IRA, 401(k) plan, or other tax-deferred account.

Prospectus | 8

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

9  | USAA Precious Metals and Minerals Fund

USAA Investment Management Company (IMCO) manages this Fund. For easier reading, IMCO may be referred to as “we” or “us” throughout the prospectus.

INVESTMENT OBJECTIVE

■     What is the Fund’s investment objective?

The Fund has an investment objective to seek long-term capital appreciation and to protect the purchasing power of your capital against inflation. The Fund’s Board of Trustees may change this investment objective without shareholder approval.

PRINCIPAL INVESTMENT STRATEGY

■      What is the Fund’s principal investment strategy?

The Fund’s principal investment strategy is to normally invest at least 80% of its assets in equity securities of domestic and foreign companies principally engaged in the exploration, mining, or processing of gold and other precious metals and minerals, such as platinum, silver, and diamonds. The “equity securities” in which the Fund principally invests are common stocks, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks.

Since the majority of the Fund’s assets will be invested in companies principally engaged in the exploration, mining, or processing of gold and other precious metals and minerals, the Fund may be subject to greater risks and greater market fluctuations than other funds with a portfolio of securities representing a broader range of investment objectives. We define “principally engaged” to mean that a majority of a company’s revenue, earnings, or cash flow comes from the exploration, mining, or processing of gold and other precious metals and minerals, such as platinum, silver, and diamonds, or that a majority of a com-pany’s asset value as determined by us comes from gold and other precious metals and minerals, such as platinum, silver, and diamonds.

Prospectus | 10

■      Will the Fund’s assets be invested in any other securities?

We may invest the remainder of the Fund’s assets in equity securities of natural resource companies, such as those engaged in exploration, production, or processing of base metals, oil, coal, or forest products.

In addition, the Fund may invest up to 15% of its net assets in illiquid securities, which generally are securities that the Fund cannot expect to sell or dispose of in the ordinary course of business within seven days at approximately the value ascribed to such securities.

■      Will the Fund’s assets be invested in foreign securities?

We may invest the Fund’s assets in foreign securities purchased in either foreign or U.S. markets.

■      How are the decisions to buy and sell securities made?

We look for well-managed and prudently financed low-cost producers with good production or reserve growth potential that sell at a reasonable valuation on a risk-adjusted basis. We will sell these securities when they no longer meet these criteria.

TEMPORARY DEFENSIVE STRATEGY

The Fund may, from time to time, take temporary defensive positions that are consistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. The effect of taking such a temporary defensive position is that the Fund may not achieve its investment objective.

RISKS

Commodities Investing Risk: The Fund’s investment in commodity-linked derivative instruments such as exchange traded notes may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments. The commodity-linked derivative instrument that the Fund may invest in may concentrate its assets in a particular sector of the commodities market (such as oil, metal, or agricultural

11  | USAA Precious Metals and Minerals Fund

products). As a result, the security may be more susceptible to risks associated with those sectors.

Foreign Investing Risk: The possibility that the value of the Fund’s investments in foreign securities will decrease because of unique risks, such as currency exchange-rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Foreign investing may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. Two forms of foreign investing risk are emerging markets risk and political risk.

❖
Emerging Markets Risk: Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that generally are less diverse and mature than those in the United States and to political systems that may be less stable.

❖	Political Risk: Political risk includes a greater potential for coups d’etat, revolts, and expropriation by governmental organizations.

Liquidity Risk: Liquidity risk is the risk that the Fund’s investment generally cannot be disposed of in the ordinary course of business, seven days or less, at approximately the same value at which the Fund has valued the investment.

Management Risk: Because the Fund is actively managed, it is subject to management risk and there is no guarantee that the investment techniques and risk analyses used by the Fund’s manager(s) will produce the desired results.

Natural Resources Investing Risk: The natural resources industries can be significantly affected by events relating to international political and economic developments, energy conservation, the success of exploration projects, commodity prices, and tax and other government regulations.

Nondiversification Risk: The Fund is nondiversified, which means that it may invest a greater percentage of its assets in a single issuer. Because a relatively high percentage of the Fund’s total assets may be invested in the securities of a single issuer or a limited number of issuers, the securities of the Fund may be more sensitive to changes in

Prospectus | 12

the market value of a single issuer, a limited number of issuers, or large companies generally. Such a focused investment strategy may increase the volatility of the Fund’s investment results because this Fund may be more susceptible to risks associated with a single issuer or economic, political, or regulatory event than a diversified fund.

Precious Metals and Minerals Securities: Because of commodity price volatility and the increased impact such volatility has on the profitability of precious metals and minerals companies, there are greater risks involved in investing in precious metals and minerals securities than in investing in other types of securities. In addition, because the Fund focuses on investments in securities of precious metals and minerals companies, the Fund’s performance largely depends on the overall condition of these companies, and the Fund could be subject to greater risks and greater market fluctuations than other funds with a portfolio of securities representing a broader range of investment objectives. Precious metals and minerals companies could be affected by sharp price volatility caused by global economic, financial, and political factors. Resource availability, government regulation, and economic cycles could also adversely affect these companies. However, since the market action of such securities has tended to move more independently of the broader financial markets, the addition of precious metals and minerals securities to your portfolio may reduce overall fluctuations in portfolio value.

The Fund is subject to the risk of sharp price volatility of metals or minerals, and of shares of companies principally engaged in activities related to metals or minerals. This risk applies whether the particular metals or minerals are precious and rare (such as gold and diamonds) or base and common (such as nickel and zinc). Investments related to metals or minerals may fluctuate in price significantly over short periods because of a variety of worldwide economic, financial, and political factors. These factors include: economic cycles; changes in inflation or expectations about inflation in various countries; interest rates; currency fluctuations; metal sales by governments, central banks, or international agencies; investment speculation; resource availability; commodity prices; fluctuations in industrial and commercial supply and demand; government regulation of the metals and materials industries; and government prohibitions or restrictions on the private ownership of certain precious and rare metals and minerals.

Stock Market Risk: Because the Fund invests in equity securities, it is subject to stock market risk. A company’s stock price in general may decline over short or even extended periods regardless of the success

13  | USAA Precious Metals and Minerals Fund

or failure of a company’s operations. Stock markets tend to run in cycles, with periods when stock prices generally go up, and periods when stock prices generally go down. However, stock markets also can move up and down rapidly or unpredictably due to factors affecting securities markets generally, particular industries, or individual companies. Equities securities tend to be more volatile than bonds.

ADDITIONAL INFORMATION

This prospectus doesn’t tell you about every policy or risk of investing in the Fund. For additional information about the Fund’s investment policies and the types of securities in which the Fund’s assets may be invested, you may want to request a copy of the SAI (the back cover tells you how to do this).

PORTFOLIO HOLDINGS

The Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities are available in the Fund’s SAI, which is available upon request.

FUND MANAGEMENT

IMCO serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825. We had approximately $94 billion in total assets under management as of August 31, 2011.

We provide investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, we are responsible for managing the Fund’s portfolio (including placement of brokerage orders), subject to the authority of and supervision by the Fund’s Board of Trustees. A discussion regarding the basis of the Board of Trustees’ approval of the Fund’s Advisory Agreement is available in the Fund’s annual report to shareholders for the periods ended May 31.

The Fund is authorized, although we have no present intention of utilizing such authority, to use a “manager-of-managers” structure. We could select (with approval of the Fund’s Board of Trustees and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of the Fund’s assets. We would monitor each subadviser’s performance through quantitative and qualitative analysis

Prospectus | 14

and periodically report to the Fund’s Board of Trustees as to whether each subadviser’s agreement should be renewed, terminated, or modified. We also would be responsible for allocating assets to the subadvisers. The allocation for each subadviser could range from 0% to 100% of the Fund’s assets, and we could change the allocations without shareholder approval.

For our services, the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment. The base investment management fee, which is accrued daily and paid monthly, is equal on an annual basis to three-fourths of one percent (0.75%) of the Fund’s average net assets.

The performance adjustment is calculated separately for each class of shares of the Fund and will be added to or subtracted from the base fee depending upon the performance of the respective share class relative to the performance of the Lipper Precious Metals Funds Index, which tracks the total return performance of the 10 largest funds within the Lipper Precious Metals Funds category. This category includes funds that invest at least 65% of their equity portfolio in shares of gold mines, gold-oriented mining finance houses, gold coins, or bullion. On April 20, 2011, the name of the Lipper Gold Funds Index was changed to the Lipper Precious Metals Funds Index.

The performance adjustment is calculated monthly by comparing the performance of the relevant share class to that of the Lipper Precious Metals Funds Index over the performance period. The performance period for each share class consists of the current month plus the previous 35 months. For purposes of calculating the performance adjustment, the performance of the Adviser Shares will include the performance of the Fund Shares for periods prior to August 1, 2010.

The annual performance adjustment rate is multiplied by the average net assets of the relevant share class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of under-performance) the base fee as referenced in the following chart:

15  | USAA Precious Metals and Minerals Fund

OVER/UNDER PERFORMANCE                                                                  ANNUAL ADJUSTMENT RATE
RELATIVE TO INDEX                                                                           (IN BASIS POINTS AS A PERCENTAGE
(IN BASIS POINTS)1                                                                             OF AVERAGE NET ASSETS)1

+/– 100 to 400                                                                                       +/– 4
+/– 401 to 700                                                                                  +/– 5
+/– 701 and greater                                                                                +/– 6

1 Based on the difference between average annual performance of the relevant share class of the Fund and the Lipper Precious Metals Funds Index, rounded to the nearest basis point (0.01%). Average net assets of the share class are calculated over a rolling 36-month period.

Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment with respect to a class for a performance period whenever that share class outperforms the Lipper Precious Metals Funds Index over that period, even if that share class had overall negative returns during the performance period. For the most recent fiscal year, the performance adjustment increased the management fee of 0.75% by 0.03% for Precious Metals and Minerals Fund Shares, 0.01% for Institutional Shares, and less than 0.01% for Adviser Shares.

We have agreed, through October 1, 2012, to make payments to the Fund or waive our annual management, administration, and other fees payable by the Fund so that total expenses of the Precious Metals and Minerals Fund’s Adviser Shares (excluding commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed 1.45% of the Fund’s average daily net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund’s Board of Trustees and may be changed or terminated by us at any time after October 1, 2012. The investment management fee we received for the Fund's Adviser Shares for the period ended May 31, 2011, including the effect of any performance adjustment and reimbursements to the Fund, was equal to 0.30% of average net assets. If the total annual operating expense ratio of the Adviser Shares is lower than 1.45%, the Adviser Shares will operate at the lower expense ratio.

In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services (SAS), provides transfer agency services to the Fund.

Prospectus | 16

PORTFOLIO MANAGER(S)

Mark W. Johnson, CFA, Vice President of Equity Investments, has managed the Fund since January 1994. He has 37 years of investment management experience and has worked for IMCO for 23 years. Education: B.B.A. and M.B.A., University of Michigan. He holds the Chartered Financial Analyst (CFA) designation and is a member of the CFA Institute and the CFA Society of San Antonio.

Dan Denbow, CFA, Assistant Vice President and portfolio manager, has co-managed the Fund since October 2008. He has 19 years of investment management experience and has worked for IMCO for 13 years. Education: B.B.A. and M.B.A., Texas Christian University. He holds the Chartered Financial Analyst (CFA) designation and is a member of the CFA Institute and the CFA Society of San Antonio.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of Fund securities.

PURCHASES AND REDEMPTIONS

OPENING AN ACCOUNT

Fund Shares:

You may open an account and make purchases on the Internet, by telephone, or by mail, as described below. If opening by mail, you should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account, or we may open your account and take certain actions without prior notice to you, including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated net asset value (NAV). We prohibit opening accounts for, including but not limited to, foreign financial institutions, shell banks,

17  | USAA Precious Metals and Minerals Fund

correspondent accounts for foreign shell banks, and correspondent accounts for foreign financial institutions. A “foreign shell bank” is a foreign bank without a physical presence in any country. A “corres-pondent account” is an account established for a foreign bank to receive deposits from, or to make payments or other disbursements on behalf of, the foreign bank, or to handle other financial transactions related to such foreign bank.

To purchase shares through your USAA brokerage account, please contact USAA Brokerage Services directly. These shares will become part of your USAA brokerage account and will be subject to the applicable policies and procedures. Additional fees also may apply.

If Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. A distribution fee may apply to all full IRA distributions, except for those due to death, disability, divorce, or transfer to other USAA lines of business. Partial IRA distributions are not charged a distribution fee. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

Institutional Shares:

The Institutional Shares are a separate share class of its respective USAA Fund and are not a separate mutual fund. The Institutional Shares are not offered for sale directly to the general public. The Institutional Shares currently are available for investment only through a USAA managed account program, other persons or legal entities that the Fund may approve from time to time, or for purchase by the USAA Target Retirement Funds.

Adviser Shares:

The Adviser Shares are a separate share class of its respective USAA Fund and are not a separate mutual fund. The Adviser Shares are intended for persons purchasing shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

Your ability to purchase, exchange, redeem, and transfer shares will be affected by the policies of the financial intermediary through which you

Prospectus | 18

do business. Some policy differences may include: minimum investment requirements, exchange policies, fund choices, cutoff time for investments, and trading restrictions.

In addition, your financial intermediary may charge a transaction or other fee for the purchase or sale of Adviser Shares. Those charges are retained by the financial intermediary and are not shared with us. Please contact your financial intermediary or plan sponsor for a complete description of its policies. Copies of the Fund’s annual report, semiannual report, and statement of additional information are available from your financial intermediary or plan sponsor.

TAXPAYER IDENTIFICATION NUMBER

Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding required by the Internal Revenue Code. See the section on Taxes for additional tax information.

EFFECTIVE DATE

When you make a purchase, your purchase price will be the NAV per share next determined after we or the financial intermediary receive your request in proper form (e.g., complete, signed application and payment). The Fund’s NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern time) of the New York Stock Exchange (NYSE) each day it is open for trading. If we or the financial intermediary receive your purchase request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we or the financial intermediary receive your purchase request or payment after that time, the purchase will be effective on the next business day.

The Fund or its distributor or transfer agent may enter into agreements with third parties (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for Fund shares on the Fund’s behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund’s NAV next computed after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.

19  | USAA Precious Metals and Minerals Fund

MINIMUM INITIAL PURCHASE

Fund Shares:

$3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs].

Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

Institutional Shares:

There is no minimum initial purchase for investments in the Institutional Shares of the Fund.

Adviser Shares:

The minimum initial investment amount to open an account is $3,000. Financial intermediaries may require their clients to meet different investment minimums.

ADDITIONAL PURCHASES

Fund Shares:

$50 minimum per transaction, per account.

Institutional Shares:

There is no subsequent purchase minimum amount for investments in the Institutional Shares of the Fund.

Adviser Shares:

There is no subsequent purchase minimum for financial intermediaries or employer-sponsored retirement plans, but financial intermediaries, including but not limited to banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services, may require their clients to meet different subsequent purchase requirements. Contact your financial intermediary for trade deadlines and the applicable procedures for purchasing, selling, or exchanging your shares as well as initial and subsequent investment minimums.

Prospectus | 20

AUTOMATIC INVESTING

Fund Shares:

No initial investment if you elect to have monthly electronic investments of at least $50 per transaction, per account.

There are no minimum initial or subsequent purchase payment amounts for investments in the Fund through USAA Strategic Fund Adviser®, USAA Private Investment Management®, USAA 529 College Savings PlanTM, USAA Federal Savings Bank Trust Department, USAA Global Opportunities Portfolio, USAA Managed Portfolios, or other designated USAA managed investment accounts. In addition, the Fund may waive or lower purchase minimums in other circumstances.

PAYMENT

If you plan to purchase Fund shares with a check, money order, traveler’s check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler’s checks, or other similar instruments. In addition, we do not accept cash or coins.

The Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (e.g., if the NYSE is closed or when permitted by order of the SEC).

REDEEMING AN ACCOUNT

Redemptions are effective on the day instructions are received in proper form. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern time), your redemption will be effective on the next business day.

For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the proceeds you receive upon their redemption.

Fund Shares:

You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated.

21 | USAA Precious Metals and Minerals Fund

We will send your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to seven days from the purchase date.

Buying and Selling Fund Shares

Internet – usaa.com

■
To establish access to your account, log on to usaa.com and click on “register now” or call (800) 759-8722. Once you have established Internet access to your account, you may use your personal computer, web-enabled telephone, or PDA to perform certain mutual fund transactions by accessing our website. You will be able to open and fund a new mutual fund account, make purchases, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

Mobile Access – mobile.usaa.com

■	Using your web-enabled telephone, you may review account activity, check balances, and make purchases and redemptions.

USAA Self-Service Telephone System (800) 531-USAA (8722)

■
In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you may use our USAA self-service telephone system to access your Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file.

Telephone

■	Call toll free (800) 531-USAA (8722) to speak with a member service representative. Our hours of operation are Monday – Friday, 7:30 a.m. to 10 p.m. CT and Saturday, 8 a.m. to 5 p.m. CT.

Telephone redemption privileges are established automatically when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to

Prospectus | 22

the address of record or by electronic delivery to your designated e-mail address.

Fax

■	Send a signed fax with your written redemption instructions to (800) 292-8177.

Mail

■	If you would like to open an account or request a redemption by mail, send your application and check or written instructions to:

Regular Mail:
USAA Investment Management Company
P.O. Box 659453
San Antonio, TX 78265-9825

Registered or Express Mail:
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, TX 78240

Bank Wire

■
To add to your account or request a redemption by bank wire, visit us at usaa.com or call (800) 531-USAA (8722) for instructions. This helps to ensure that your account will be credited or debited promptly and correctly. If you sell shares and request your money by wire transfer, there is a $20 domestic wire fee and a $35 foreign wire fee. Your bank also may charge a fee for wires.

EFT

■
Additional purchases on a regular basis may be deducted electronically from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or log on to usaa.com or call (800) 531-USAA (8722) to add them.

USAA Brokerage Services

■
To purchase new and additional shares or to request a redemption in your USAA brokerage account, log on to usaa.com or call USAA Brokerage Services at (800) 531-USAA (8722) for instructions. Any purchase or redemption request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the

23 | USAA Precious Metals and Minerals Fund

NAV per share determined for that day, subject to the applicable policies and procedures.

Institutional Shares:

Redemptions are effective on the day instructions are received. If instructions are received after the close of the NYSE (generally 4 p.m. Eastern time), the redemption will be effective on the next business day. We will send your money within seven days after the effective date of redemption.

Adviser Shares:

Check with your financial intermediary for its policies on redemptions.

Shares purchased through a financial intermediary should be redeemed through the financial intermediary. Normally, a Fund transmits proceeds to intermediaries for redemption orders received in proper form on the next business day after receipt. Under certain circum-stances and when deemed to be in a Fund’s best interests, proceeds may not be sent to intermediaries for up to seven days after receipt of the redemption order.

EXCHANGES

EXCHANGE PRIVILEGE

The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided the shares to be acquired are offered in your state of residence.

Exchanges made through the USAA self-service telephone system and the Internet require an ESA on file. After we receive the exchange orders, the Fund’s transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined pursuant to the procedures set forth herein. See section on Effective Date for additional information. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of these shares when they are exchanged.

Prospectus | 24

If your shares are held in your USAA brokerage account, please contact USAA Brokerage Services regarding exchange policies. These shares will become part of your USAA brokerage account, and any exchange request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to the applicable policies and procedures.

The Fund has undertaken certain authentication procedures regarding telephone transactions as previously described. In addition, the Fund reserves the right to terminate or change the terms of an exchange offer.

OTHER IMPORTANT INFORMATION ABOUT PURCHASES AND REDEMPTIONS

ACCOUNT BALANCE

USAA Shareholder Account Services may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any UGMA/ UTMA account; (3) all (non-IRA) money market fund accounts; (4) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (5) all IRA accounts (for the first year the account is open).

REDEMPTION FEES

The Fund may charge a 1% fee on Adviser Shares redeemed before they have been held for more than 60 days. The fee applies if you redeem Adviser Shares by selling or by exchanging to another fund. Shares you have held the longest will be redeemed first. The redemption fee may be waived in certain circumstances, including in situations involving hardship, mandatory or systematic actions, and in other circumstances as further described in the Funds’ SAI.

Unlike sales charges or a load paid to a broker or a fund management company, the redemption fee is paid directly to the Fund to offset the costs of buying and selling securities. The redemption fee is designed to ensure that short-term investors pay their share of the Funds’

25 | USAA Precious Metals and Minerals Fund

transaction costs and that long-term investors do not subsidize the activities of short-term traders.

EXCESSIVE SHORT-TERM TRADING

The USAA Funds generally are not intended as short-term investment vehicles (except for the money market funds, the USAA Short-Term Bond Fund, the USAA Ultra Short-Term Bond Fund, and the USAA Tax Exempt Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as “market timing.”

Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment or redemption by short-term traders. While there is no assurance that the USAA Funds can deter all excessive and short-term trading, the Board of Trustees of the USAA Funds has adopted the following policies (except for the money market funds, the USAA Short-Term Bond Fund, the USAA Ultra Short-Term Bond Fund, and the USAA Tax Exempt Short-Term Fund). These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing bona fide investors.

To deter such trading activities, the USAA Funds’ policies and procedures include:

■	Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient manage-ment of the particular fund.

■
Each fund may use a fair value pricing service or other model to assist in establishing the current value of foreign securities held by any of the USAA Funds. Fair value pricing is used to adjust for stale pricing that may occur between the close of certain foreign exchanges or markets and the time the USAA Funds calculate their NAV. Using fair value pricing is intended to deter those trying to take advantage of time-zone differences in the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in the USAA Funds’ using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a fund’s NAV.

Prospectus | 26

THE FUNDS’ RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS

The USAA Funds’ main safeguard against excessive short-term trading is their right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Funds deem that certain excessive short-term trading activities are not in the best interest of the fund because such activities can hamper the efficient management of the fund. Generally, persons who engage in an “in and out” (or ”out and in”) transaction within a 30-day period will violate the USAA Funds’ policy if they engage in another “in and out” (or “out and in”) transaction in the same fund within 90 days. The Funds also reserve the right to restrict future purchases or exchanges if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption or exchange. Finally, the Funds reserve the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of a fund.

The following transactions are exempt from the excessive short-term trading activity policies described above:

■	Transactions in the money market funds, USAA Short-Term Bond Fund, the USAA Ultra Short-Term Bond Fund, and USAA Tax Exempt Short-Term Fund;

■	Purchases and sales pursuant to automatic investment or withdrawal plans;

■
Purchases and sales made through USAA Strategic Fund Adviser®, USAA Private Investment Management®, USAA 529 College Savings PlanTM, USAA Federal Savings Bank Trust Department, USAA Global Opportunities Portfolio, USAA Managed Portfolios, or other designated USAA managed investment accounts;

■	Purchases and sales of the USAA Institutional shares by the USAA Target Retirement Funds; and

■	Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to a fund.

If a person is classified as having engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect,

27 | USAA Precious Metals and Minerals Fund

and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all USAA Funds.

The USAA Funds rely on the transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that its monitoring activities will successfully detect or prevent all excessive short-term trading. The Funds or the transfer agent may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time.

The USAA Funds seek to apply these policies and procedures uniformly to all investors; however, some investors purchase shares of USAA Funds through financial intermediaries that establish omnibus accounts to invest in the USAA Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The USAA Funds subject to the short-term trading policies generally treat these omnibus accounts as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the Funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request and/or monitor for excessive trading. For those omnibus accounts for which we have entered into agreements to monitor excessive trading or provide underlying trade information, the financial intermediary or USAA Funds will review net activity in these omnibus accounts for activity that indicates potential excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.

We also may rely on the financial intermediary to review for and identify underlying trading activity for individual accounts engaged in excessive short-term trading activity, and to restrict, limit, or terminate trading privileges if the financial intermediary’s policies are determined by us to be at least as stringent as the USAA Funds’ policy. For shares purchased through financial intermediaries there may be additional or more restrictive policies. You may wish to contact your financial intermediary to determine the policies applicable to your account.

Prospectus | 28

Because of the increased costs to review underlying trading information, the USAA Funds will not enter into agreements with every financial intermediary that operates an omnibus account. The USAA Funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds and can terminate such agreements at any time.

OTHER FUND RIGHTS

The Fund reserves the right to:

■	Reject or restrict purchase or exchange orders when in the best interest of the Fund;

■	Limit or discontinue the offering of shares of the Fund without notice to the shareholders;

■	Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;

■
Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the SAI contains information on acceptable guarantors);

■	Redeem an account with less than $250, with certain limitations; and

■	Restrict or liquidate an account when necessary or appropriate to comply with federal law.

MULTIPLE CLASS INFORMATION

The Fund described in this prospectus is composed of multiple classes of shares. Each class has a common investment objective and investment portfolio. The classes have different fees, expenses and/or minimum investment requirements. The difference in the fee structures between the classes is primarily the result of their separate arrange-ments for shareholder and distribution services and performance fee arrangements. It is not the result of any difference in base advisory or custodial fee rate schedules or other expenses related to the management of the Fund's assets, which do not vary by class.

Except as described below, the share classes have identical voting, dividend, liquidation and other rights, preferences, terms, and conditions. The primary differences between the classes are (a) each

29 | USAA Precious Metals and Minerals Fund

class may be subject to different expenses specific to that class; (b) each class has a different identifying designation or name; (c) each class has exclusive voting rights with respect to matters solely affecting that class; and (d) each class may have different purchase, exchange, and redemption privileges.

SERVICE, DISTRIBUTION, AND ADMINISTRATIVE FEES

Investment Company Act Rule 12b-1 permits mutual funds that adopt a written plan to pay certain expenses associated with the distribution of their shares out of fund assets. The Adviser Shares offered by this prospectus are subject to a 12b-1 plan. Under the plan, the Adviser Shares pay annual fees of 0.25% of the Fund’s average daily net assets attributable to the Adviser Shares to the distributor for distribution and individual shareholder services, including past distribution services. The distributor pays all or a portion of such fees to financial intermediaries that make the Adviser Shares available for investment by their customers. Because these fees may be used to pay for services that are not related to prospective sales of the Fund, the Adviser Shares may continue to make payments under the plan even if the Fund terminates the sale of Adviser Shares to investors. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment in the Adviser Shares and may cost you more than paying other types of sales charges. For additional information about the plan and its terms, see Multiple Class Structure in the SAI.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

Certain financial intermediaries perform recordkeeping and administrative services for their clients with respect to their investments in the Fund that would otherwise be performed by the Fund’s transfer agent. In some circumstances, we will pay such service providers a fee for performing those services. Also, we and the Fund’s distributor may make payments to intermediaries for various additional services, other expenses and/or the financial intermediaries’ distribution of a Fund. Such payments may be made for one or more of the following: (1) distribution, which may include expenses incurred by financial intermediaries for their sales activities with respect to a Fund, such as preparing, printing, and distributing sales literature and advertising materials and compensating registered representatives or other employees of such financial intermediaries for their sales activities, as well as the opportunity for a Fund to be made available by such financial intermediaries; (2) shareholder services, such as

Prospectus | 30

providing individual and custom investment advisory services to clients of the financial intermediaries; and (3) marketing and promotional services, including business planning assistance, educating personnel about a Fund, and sponsorship of sales meetings, which may include covering costs of providing speakers. The distributor may sponsor seminars and conferences designed to educate financial intermediaries about a Fund and may cover the expenses associated with attendance at such meetings, including travel costs. These payments and activities are intended to educate financial intermediaries about a Fund and help defray the costs associated with offering a Fund. These payments may create a conflict of interest by influencing the financial intermediary to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information. The amount of any payments described by this paragraph is determined by us or the distributor, and all such amounts are paid out of the available assets of the advisor and distributor and do not affect the total expense ratio of a Fund.

SHAREHOLDER INFORMATION

SHARE PRICE CALCULATION

The price at which you purchase and redeem Fund shares is equal to the NAV per share determined on the effective date of the purchase or redemption. The NAV per share is calculated by adding the value of the Fund’s assets (i.e., the value of its investment in the Fund and other assets), deducting liabilities, and dividing by the number of shares outstanding. Fund shares may be purchased and sold at the NAV per share without a sales charge. The Fund’s NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

VALUATION OF SECURITIES

Portfolio securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on domestic securities exchanges or the over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Portfolio securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no

31 | USAA Precious Metals and Minerals Fund

last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

Debt securities with maturities greater than 60 days are valued each business day by a pricing service approved by the Fund’s Board of Trustees. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

Securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund’s NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund’s NAV is calculated will not be reflected in the value of the Fund’s foreign securities. However, we will monitor for events that would materially affect the value of the Fund’s foreign securities. If we determine a particular event would materially affect the value of the Fund’s foreign securities, then we, under valuation procedures approved by the Fund’s Board of Trustees, will consider such available information that we deem relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day. Futures contracts are valued based upon the last quoted sales price at the close of market on the principal exchange on which they are traded. Option contracts are valued by a pricing service at the National Best Bid/Offer (NBBO) composite price, which is derived from the best available bid and ask prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund’s NAV.

Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected

Prospectus | 32

by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by us under valuation procedures approved by the Fund’s Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund’s NAV to be more reliable than it otherwise would be.

Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

For additional information on how securities are valued, see Valuation of Securities in the Fund’s SAI.

DIVIDENDS AND OTHER DISTRIBUTIONS

The Fund pays net investment income dividends annually. Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

We will automatically reinvest all income dividends and capital gain distributions in additional shares of the Fund unless you request to receive the distributions by way of EFT. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any income dividends or capital gain distributions made by the Fund will reduce the NAV per share by the amount of the dividends or other distributions on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any dividend or distribution. Some or all of these distributions are subject to taxes. We will invest in your account any dividend or other distribution payment returned to us by your financial institution at the current NAV per share.

33 | USAA Precious Metals and Minerals Fund

TAXES

This tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. A 15% maximum federal income tax rate will apply to individual shareholders through December 31, 2012, for (1) gains on redemptions of Fund shares held for more than one year and (2) the Fund’s distributions from net gains on the sale or exchange of the Fund’s capital assets held for more than one year and from the Fund’s qualified dividend income, which consists of dividends received from domestic corporations and certain foreign corporations assuming certain holding period and other requirements are met by the Fund and the shareholder. Because each investor’s tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

Distributions from the Fund and gains recognized from the sales or other dispositions of Fund shares will be subject to a 3.8% U.S. federal Medicare contribution tax on “net investment income,” beginning in 2013, for individuals with incomes exceeding $200,000 (or $250,000 if married and filing jointly).

■ Foreign

Dividends and interest the Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding, or other taxes foreign countries and U.S. possessions impose (foreign taxes) that would reduce the yield and/or total return on its investments. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

If more than 50% of the value of the Fund’s total assets at the close of any taxable year consists of securities of foreign corporations, the Fund may file an election with the Internal Revenue Service (the Foreign Election) that would permit you to take a credit (or a deduction) for foreign taxes paid by the Fund. If the Foreign Election is made, you would include in your gross income both dividends you received from the Fund and the amount of your proportionate share of those foreign taxes. As a shareholder of the Fund, you would be entitled to treat your share of the foreign taxes paid as a credit against your U.S. federal income tax, subject to the limitations set forth in the Internal Revenue

Prospectus | 34

Code with respect to the foreign tax credit generally. Alternatively, you could, if it were to your advantage, treat the foreign taxes paid by the Fund as an itemized deduction in computing your taxable income rather than as a tax credit. It is anticipated that the Fund will make the Foreign Election, in which event it will report to you shortly after each taxable year your share of the foreign taxes it paid and its foreign-source income.

■ Shareholder Taxation

Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares. A portion of these dividends may qualify for the 70% dividends-received deduction available to corporations and for the maximum 15% tax rate applicable to qualified dividend income available to individuals.

Regardless of the length of time you have held Fund shares, distributions of net capital gain (i.e., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as long-term capital gains whether received in cash or reinvested in additional shares. These gains will qualify for a reduced capital gains rate for shareholders who are individuals.

■ Withholding

Federal law requires the Fund to withhold (referred to as “backup withholding”) and remit to the U.S. Treasury 28% of (1) taxable net investment income dividends, realized capital gain distributions, and proceeds of redemptions otherwise payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any such shareholder who:

■     Underreports dividend or interest income, or

■     Fails to certify that he or she is not subject to backup withholding.

To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund’s transfer agent that your taxpayer identification number is correct and you currently are not subject to backup withholding.

35 | USAA Precious Metals and Minerals Fund

■ Reporting

The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

SHAREHOLDER MAILINGS

■ Householding

Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund’s most recent financial reports and prospectus even if you or a family member owns more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please contact us and we will begin your individual delivery within 30 days of your request.

■ Electronic Delivery

Log on to usaa.com and sign up to receive your statements, confirmations, financial reports, and prospectuses via the Internet instead of through the mail.

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the financial performance of the Fund Shares, Institutional Shares, and Advisers Shares for the Fund over the past five years or since inception. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor in Fund Shares, Institutional Shares or Adviser Shares would have earned (or lost) on an investment in the Fund (assuming reinvestment of all income dividends and capital gain distributions).

The information in the financial highlights has been derived from the financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request.

Prospectus | 36

PRECIOUS METALS AND MINERALS FUND SHARES
	Year Ended May 31,
	2011		2010		2009	2008	2007
Net asset value at beginning of period	$36.87		$29.49		$35.52	$28.86	$26.77
Income (loss) from investment operations:
Net investment income (loss)(a)	(.23)		(.24)		(.07)	(.08)	.07
Net realized and nrealized gain (loss)(a)	8.52	(c)	8.15		(3.37)	9.59	4.56
Total from investment operations(a)	8.29		7.91		(3.44)	9.51	4.63
Less distributions from:
Net investment income	(.67)		(.53)		(.01)	(.59)	(.76)
Realized capital gains	(3.94)		-		(2.58)	(2.26)	(1.78)
Total distributions	(4.61)		(.53)		(2.59)	(2.85)	(2.54)
Net asset value at end of period	$40.55		$36.87		$29.49	$35.52	$28.86
Total return (%)*	21.99	(c)	27.03	(d)	(4.26)	34.24	17.70	(b)
Net assets at end of period (000)	$2,246,060		$1,767,212		$1,261,040	$1,214,032	$816,468
Ratios to average net assets:**
Expenses (%)(e)	1.15		1.20	(d)	1.31	1.19	1.21	(b)
Net investment income (%)	(.56)		(.75)		(.31)	(.24)	.27
Portfolio turnover (%)	24		23		28	28	12

*     Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return.

** For the year ended May 31, 2011, average net assets were $2,113,492,000.
(a) Calculated using average shares. For the year ended May 31, 2011, average shares were 51,868,000.
(b)  For the year ended May 31, 2007, SAS voluntarily reimbursed the Fund Shares for a portion of the transfer agent’s fees incurred. The reimbursement had no effect on the Fund Shares’ total return or ratio of expenses to average net assets.

(c)  For the period ended May 31, 2011, the Manager reimbursed the Fund Shares $12,000 for a loss incurred from the disposal of an investment in error. The effect of this reimbursement on the Fund Shares' net realized loss and total return was less than 0.01%/$0.01 per share.

(d)   During the year ended May 31, 2010, SAS reimbursed the Fund $188,000 for corrections in fees paid for the administration and servicing of certain accounts. The effect of this reimbursement on the Fund Shares' total return was less than 0.01%. The reimbursement decreased the Fund Shares' expense ratios by 0.01%. This decrease is excluded from the expense ratios above.

(e) Reflects total operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares’ expenses paid indirectly decreased the expense ratios as follows:

0.00%	(0.00%)†	(0.01%)	(0.01%)	(0.00.00%)†

† Represent less than 0.01% of average net assets.

37 | USAA Precious Metals and Minerals Fund

PRECIOUS METALS AND MINERALS FUND INSTITUTIONAL SHARES

	Year Ended May 31,
	2011		2010	2009***
Net asset value at beginning of period	$36.95		$29.54	$31.64
Income (loss) from investment operations:
Net investment income(a)	(.11)	(d)	(.13)	(.05)
Net realized and unrealized gain(a)	8.53		8.16	.54	(e)
Total from investment operations(a)	8.42		8.03	.49
Less distributions from:
Net investment income	(.76)		(.62)	(.01)
Realized capital gains	(3.94)		-	(2.58)
Total distributions	(4.70)		(.62)	(2.59)
Net asset value at end of period	$40.67		$36.95	$29.54
Total return (%)*	22.32	(d)	27.43	7.66
Net assets at end of period (000)	$64,034		$40,197	$10,039
Expenses (%)(b)	.89		.90	.90	(c)
Expenses, excluding reimbursements (%)(b),(f)	.89		.90	.90	(c)
Net investment loss (%)	(.28)		(.42)	(.28)	(c)
Portfolio turnover (%)	24		23	28

*      Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.

** For the year ended May 31, 2011, average net assets were $54,309,000.
*** Institutional Shares were initiated on August 1, 2008.
(a) Calculated using average shares. For the year ended May 31, 2011, average shares were 1,337,000.
(b)    Reflects total operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares’ expenses paid indirectly decreased the expense ratios by less than 0.01%.

(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(d)    For the period May 31, 2011, the Manager reimbursed the Institutional Shares less than $500 for a loss incurred from the disposal of an investment in error. The effect of this reimbursement on the Institutional Shares' net realized loss and return was less than 0.01%/$0.01 per share.

(e)   Reflected a net realized and unrealized gain per share, whereas the statement of operations reflected a net realized and unrealized loss for the period for the Fund in total. The difference in realized and unrealized gains and losses for the Fund versus the Institutional Shares is due to the timing of sales and repurchases of the Institutional Shares in relation to fluctuating market values for the portfolio.

(f) Prior to October 1, 2010, the Manager voluntarily agreed to limit the annual expense of the Institutional Shares to 0.90% of the Institutional Shares' average net assets.

Prospectus | 38

PRECIOUS METALS AND MINERALS FUND ADVISER SHARES

	Period Ended
	May 31,
	2011***

Net asset value at beginning of period	$36.47
Income (loss) from investment operations:
Net investment income(c)	(.27)
Net realized and unrealized gain(c)	8.85	(d)
Total from investment operations(c)	8.58
Less distributions from:
Net investment income	(.63)
Realized capital gains	(3.94)
Total distributions	(4.57)
Redemption fees	(.00)	(e)
Net asset value at end of period	$40.48
Total return (%)*	23.02	(d)
Net assets at end of period (000)	$6,384
Ratios to average net assets:**(b)
Expenses (%)(b)	1.45
Expenses, excluding reimbursements (%)(a)	1.90
Net investment loss (%)	(.78)
Portfolio turnover (%)	24

*      Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.

** For the year ended May 31, 2011, average net assets were $5,298,000.
*** Adviser Shares were initiated on August 1, 2010.
(a)    Reflects total operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares’ expenses paid indirectly decreased the expense ratios by less than 0.01%.

(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(c) Calculated using average shares. For the year ended May 31, 2011, average shares were 127,000.
(d)    For the period May 31, 2011, the Manager reimbursed the Adviser Shares less than $500 for a loss incurred from the disposal of an investment in error. The effect of this reimbursement on the Adviser Shares' net realized loss and total return was less than 0.01%/$0.01 per share.

(e) Represents less than $0.01 per share.

39 | USAA Precious Metals and Minerals Fund

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the Funds’ statement of additional information (SAI), annual
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Funds. The SAI has been filed with the SEC and is incorporated
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In each Fund’s annual report, you will find a discussion of
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To view these documents, along with other related documents,
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[USAA EAGLE LOGO (R)]
We know what it means to serve. (R)                                                                                          [RECYCLED GRAPHIC]

23446-1011                                            Investment Company Act File No. 811-7852                                    ©2011, USAA. All rights reserved.

Part A

The Prospectus for the World Growth Fund Shares, World Growth Fund
Institutional Shares, World Growth Fund Adviser Shares

is included herein

[USAA EAGLE LOGO (R)]

PROSPECTUS
USAA WORLD GROWTH FUND SHARES (USAWX)
USAA WORLD GROWTH FUND ADVISER SHARES (USWGX)
OCTOBER 1, 2011

[GRAPHIC OMITTED]

The Fund in this prospectus is composed of multiple classes of shares. The Adviser shares listed in this prospectus are available for purchase generally through financial intermediaries by investors who seek advice from them.

As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of this Fund’s shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Investment Objective	1
Fees and Expenses	1
Principal Investment Strategy	3
Principal Risks	3
Performance	4
Investment Adviser	7
Subadviser(s)	7
Portfolio Manager(s)	7
Purchase and Sale of Shares	7
Tax Information	8
Payments to Broker-Dealers and
Other Financial Intermediaries	8
Investment Objective	9
Principal Investment Strategy	9
Risks	11
Portfolio Holdings	12
Fund Management	12
Portfolio Manager(s)	15
Purchases and Redemptions	16
Exchanges	22
Other Important Information
About Purchases and Redemptions	23
Multiple Class Information	27
Shareholder Information	29
Financial Highlights	34

INVESTMENT OBJECTIVE

The USAA World Growth Fund (the Fund) has investment objective of capital appreciation.

FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses are based on expenses incurred during the Fund’s most recently completed fiscal year.

Shareholder Fees (fees paid directly from your investment)
Fund Shares	Adviser Shares
Sales Charge (Load) Imposed on Purchases	None	None
Purchase Fee	None	None
Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee (on shares held less than 60 days)	None	1%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Fund Shares	Adviser Shares
Management Fee	0.78%(a)	0.75%(a)
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	0.51%	0.92%
Total Annual Operating Expenses	1.29%	1.92%
Reimbursement From Adviser	N/A	(0.32%)
Total Annual Operating Expenses After Reimbursement	1.29%	1.60%(b)

1 | USAAWorld Growth Fund

(a) A performance fee adjustment may increase or decrease the management fee by up to +/– 0.06% of the average net assets of the Fund during a rolling 36-month period. The performance fee adjustment increased the management fee of 0.75% by 0.03% for the Fund Shares and less than 0.01% for the Adviser Shares for the most recent fiscal year ended May 31, 2011.

(b) The Adviser has agreed, through October 1, 2012, to make payments or waive management, administration, and other fees to limit the expenses of the Adviser Shares of the Fund so that the total annual operating expenses (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 1.60% of the Adviser Shares’ average daily net assets. This arrangement may not be changed or terminated during this time period without approval of the Fund’s Board of Trustees and may be changed or terminated by the Adviser at any time after October 1, 2012.

Example

This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund’s operating expenses remain the same, (3) you redeem all of your shares at the end of the periods shown, and (4) the expense limitation arrangement for the Adviser Shares is not continued.

	1 Year	3 Years	5 Years	10 Years
Fund Shares	$131	$409	$708	$1,556
Adviser Shares	$195	$603	$1,037	$2,243

Portfolio Turnover

The Fund pays transaction costs, including commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes where fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

For the most recent fiscal year, the Fund’s portfolio turnover rate was 17% of the average value of its whole portfolio.

Prospectus | 2

PRINCIPAL INVESTMENT STRATEGY

The Fund’s principal investment strategy is to invest its assets primarily in equity securities of both foreign (including emerging markets) and domestic issuers. The “equity securities” in which the Fund principally invests are common stocks, depositary receipts, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks.

While the Fund may invest in companies of any size, it generally focuses on companies with large market capitalizations. The Fund may invest a relatively large percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their current financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. Quantitative models that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors also may be considered.

PRINCIPAL RISKS

Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. The Fund is actively managed and the investment techniques and risk analyses used by the Fund’s manager(s) may not produce the desired results. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in this Fund.

The equity securities in the Fund’s portfolio are subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a company’s operations. Equity securities tend to be more volatile than bonds. In addition, to the degree the Fund invests in foreign securities, there is a possibility that

3 | USAAWorld Growth Fund

the value of the Fund’s investments in foreign securities will decrease because of unique risks, such as currency exchange rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes.

The Fund’s performance could be closely tied to the market, currency, economic, political, regulatory, geopolitical, or other conditions in the countries or regions in which the Fund invests and could be more volatile than the performance of more geographically-diversified funds.

An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The Fund has two classes of shares, Fund Shares and Adviser Shares. The bar chart illustrates the Fund Shares' volatility and performance from year to year for each full calendar year over the past 10 years. The table shows how the average annual total returns of the share classes for the periods indicated compared to those of the Fund's benchmark index and an index of funds with similar investment objectives.

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. For the most current price, total return, and yield information for this Fund, log on to usaa.com or call (800) 531-USAA (8722).

Prospectus | 4

 RISK/RETURN BAR CHART
Annual Returns for Periods Ended December 31

CALENDER YEAR	TOTAL RETURNS
2010	12.19%
2009	31.36%
2008	-34.00%
2007	9.32%
2006	23.96%
2005	7.73%
2004	18.32%
2003	27.73%
2002	-15.97%
2001	-17.50%

SIX-MONTH YTD TOTAL RETURN
7.70% (6/30/11)
BEST QUARTER*	WORST QUARTER*
19.17% 2nd Qtr. 2009	-18.21% 4th Qtr. 2008
* Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

5 | USAAWorld Growth Fund

AVERAGE ANNUAL TOTAL RETURNS
For Periods Ended December 31, 2010

	1 Year	5 Years	10 Years
World Growth Fund Shares
Before Taxes	12.19%	5.68%	4.05%
After Taxes on Distributions	12.13%	5.03%	3.60%
After Taxes on Distributions and Sale of Fund Shares	8.19%	4.91%	3.53%

				Inception
				Date
				08/01/10
World Growth Fund Adviser Shares
Before Taxes				11.91%

				Inception
				Date
	1 Year	5 Years	10 Years	08/01/10
Indexes
Morgan Stanley Capital International (MSCI) World Index (reflects no deduction for fees, expenses, or taxes)	11.76%	2.43%	2.31%	2.31%

Lipper Global Funds Index (reflects no deduction for taxes)	11.92%	3.19%	3.94%	9.95%

The after-tax returns are shown in two ways: (1) assume that you owned shares of the Fund during the entire period and paid taxes on the Fund’s distributions of taxable net investment income or realized capital gains, if any, and (2) assume that you paid taxes on the Fund’s distributions of such income and gains and sold all shares at the end of each period. Please note that after-tax returns are shown only for the Fund Shares and may differ for the Adviser Share class.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your

Prospectus | 6

tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown above are not relevant to you.

INVESTMENT ADVISER

USAA Investment Management Company (IMCO)

SUBADVISER(S)

MFS Investment Management (MFS)

PORTFOLIO MANAGER(S)

David R. Mannheim, Investment Officer and Portfolio Manager of MFS, has managed the Fund since June 2002.

Roger Morley, Investment Officer and Portfolio Manager of MFS, has managed the Fund since October 2009.

PURCHASE AND SALE OF SHARES

Fund Shares:

You may purchase or redeem shares of the Fund on any business day through our website at usaa.com or mobile.usaa.com; by mail at P.O. Box 659453, San Antonio, Texas 78288-9825; by telephone (800) 531-USAA (8722); or by fax to (800) 292-8177. Shares may be purchased by electronic funds transfer (EFT), by check, or by bank wire. You may receive redemption proceeds by EFT, check, or bank wire.

The minimum initial purchase is $3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs]. The minimum subsequent investment is $50. No initial investment is required if you elect to have monthly electronic investments of at least $50 per transaction, per account.

7 | USAAWorld Growth Fund

Adviser Shares:

Adviser Shares are intended for persons purchasing shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services. Your ability to purchase, exchange, redeem, and transfer shares will be affected by the policies of the financial intermediary through which you do business.

The minimum initial purchase is $3,000; however, financial intermediaries may require their clients to meet different investment minimums.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you invest through an IRA, 401(k) plan, or other tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Prospectus | 8

USAA Investment Management Company (IMCO) manages this Fund. For easier reading, IMCO may be referred to as “we” or “us” throughout the prospectus.

INVESTMENT OBJECTIVE

■     What is the Fund’s investment objective?

The Fund has an investment objective of capital appreciation. The Fund’s Board of Trustees may change this investment objective without shareholder approval.

PRINCIPAL INVESTMENT STRATEGY

■      What is the Fund’s principal investment strategy?

The Fund’s principal investment strategy is to invest its assets primarily in equity securities of both foreign (including emerging markets) and domestic issuers. The “equity securities” in which the Fund principally invests are common stocks, depositary receipts, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks.

■      Why are foreign and domestic stocks combined in the Fund’s portfolio?

We believe that foreign stocks may have a balancing impact with regard to domestic stocks during periods of adverse economic and market conditions in the United States. Therefore, the Fund combines the advantages of investing in a diversified international market and domestic market, with the convenience and liquidity of a mutual fund based in the United States.

■      Are there any restrictions as to the types of businesses or operations of companies in which the Fund’s assets may be invested?

No, there are no restrictions except that no more than 25% of the Fund’s total assets may be invested in any one industry. The Fund will normally invest its assets in investments that are tied economically to a number of countries throughout the world. However, MFS may invest a

9 | USAAWorld Growth Fund

relatively large percentage of the Fund’s assets in securities of issuers in a single country, a small number of countries, or a particular geo-graphic region. While MFS may invest the Fund’s assets in companies of any size, MFS generally focuses on companies with large capitalizations.

In addition, the Fund may invest up to 15% of its net assets in illiquid securities, which generally are securities that the Fund cannot expect to sell or dispose of in the ordinary course of business within seven days at approximately the value ascribed to such securities.

■      How are the decisions to buy and sell securities made?

In selecting investments for the Fund, MFS is not constrained to any particular investment style. MFS may invest the Fund’s assets in the stocks of companies it believes to have above-average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

MFS uses a bottom-up investment approach to buying and selling investments for the Fund. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their current financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. Quantitative models that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors also may be considered.

MFS may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

TEMPORARY DEFENSIVE STRATEGY

The Fund may, from time to time, take temporary defensive positions that are consistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. The effect of taking such a temporary defensive position is that the Fund may not achieve its investment objective.

Prospectus | 10

RISKS

Foreign Investing Risk: The possibility that the value of the Fund’s investments in foreign securities will decrease because of unique risks, such as currency exchange-rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Two forms of foreign investing risk are emerging markets risk and political risk.

❖
Emerging Markets Risk: Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that generally are less diverse and mature than those in the United States and to political systems that may be less stable.

❖	Political Risk: Political risk includes a greater potential for coups d’etat, revolts, and expropriation by governmental organizations.

Geographic Concentration Risk: Because the Fund may invest a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region, the Fund’s performance could be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile and risky than the performance of more geographically-diversified funds.

Liquidity Risk: Liquidity risk is the risk that the Fund’s investment generally cannot be disposed of in the ordinary course of business, seven days or less, at approximately the same value at which the Fund has valued the investment.

Management Risk: Because the Fund is actively managed, it is subject to management risk and there is no guarantee that the investment techniques and risk analyses used by the Fund’s manager(s) will produce the desired results. In addition, we operate under a “manager-of-managers” structure, which gives us the right, with the prior approval of the Fund’s Board of Trustees and without shareholder approval, to change subadvisers. If we add or replace a subadviser of the Fund, the Fund could experience higher portfolio turnover and higher transaction costs than normal if the new subadviser realigns

11| USAAWorld Growth Fund

the portfolio to reflect its investment techniques and philosophy. A realignment of the Fund’s portfolio could result in higher capital gains and distributions, which could affect the tax efficiency of the Fund negatively for that fiscal year.

Stock Market Risk: Because the Fund invests in equity securities, it is subject to stock market risk. A company’s stock price in general may decline over short or even extended periods regardless of the success or failure of a company’s operations. Stock markets tend to run in cycles, with periods when stock prices generally go up, and periods when stock prices generally go down. Equities securities tend to be more volatile than bonds.

ADDITIONAL INFORMATION

This prospectus doesn’t tell you about every policy or risk of investing in the Fund. For additional information about the Fund’s investment policies and the types of securities in which the Fund’s assets may be invested, you may want to request a copy of the SAI (the back cover tells you how to do this).

PORTFOLIO HOLDINGS

The Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities are available in the Fund’s SAI, which is available upon request.

FUND MANAGEMENT

IMCO serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825. We had approximately $94 billion in total assets under management as of August 31, 2011.

We provide investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, we are responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Fund’s Board of Trustees. A discussion regarding the basis of the Board of Trustees’ approval of the Fund’s Advisory and Subadvisory Agreements is available in the Fund’s annual report to shareholders for the periods ended May 31.

Prospectus | 12

The Fund uses a “manager-of-managers” structure. We are authorized to select (with approval of the Fund’s Board of Trustees and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of the Fund’s assets. We monitor each sub-adviser’s performance through quantitative and qualitative analysis and periodically report to the Fund’s Board of Trustees as to whether each subadviser’s agreement should be renewed, terminated, or modified. We also are responsible for allocating assets to the sub-advisers. The allocation for each subadviser can range from 0% to 100% of the Fund’s assets, and we can change the allocations without shareholder approval.

For our services, the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment. The base investment management fee, which is accrued daily and paid monthly, is equal on an annual basis to three-fourths of one percent (0.75%) of the Fund’s average net assets.

The performance adjustment is calculated separately for each class of shares of the Fund and will be added to or subtracted from the base fee depending upon the performance of the respective share class relative to the performance of the Lipper Global Funds Index, which tracks the total return performance of the 30 largest funds within this category. This category includes funds that invest at least 25% of their portfolio in securities traded outside of the United States and that may own U.S. securities as well.

The performance adjustment is calculated monthly by comparing the performance of the relevant share class to that of the Lipper Global Funds Index over the performance period. The performance period for each share class consists of the current month plus the previous 35 months. For purposes of calculating the performance adjustment, the performance of the Adviser Shares will include the performance of the Fund Shares for periods prior to August 1, 2010.

The annual performance adjustment rate is multiplied by the average net assets of the relevant share class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of under-performance) the base fee as referenced in the following chart:

13| USAAWorld Growth Fund

OVER/UNDER PERFORMANCE                                                                ANNUAL ADJUSTMENT RATE
RELATIVE TO INDEX                                                                                  (IN BASIS POINTS AS A PERCENTAGE
(IN BASIS POINTS) 1                                                                                   OF AVERAGE NET ASSETS) 1

+/– 100 to 400                                                                                        +/– 4
+/– 401 to 700                                                                                        +/– 5
+/– 701 and greater                                                                                 +/– 6

1 Based on the difference between average annual performance of the relevant share class of the Fund and the Lipper Global Funds Index, rounded to the nearest basis point (0.01%). Average net assets of the share class are calculated over a rolling 36-month period.

Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment with respect to a class for a performance period whenever that share class outperforms the Lipper Global Funds Index over that period, even if that share class had overall negative returns during the performance period. For the most recent fiscal year, the performance adjustment increased the management fee of 0.75% by 0.03% for World Growth Fund Shares and less than 0.01% for the Adviser Shares.

We have agreed, through October 1, 2012, to make payments to the Fund or waive our annual management, administration, and other fees payable by the Fund so that total expenses of the World Growth Fund’s Adviser Shares (excluding commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed 1.60% of the Adviser’s Shares’ average daily net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund’s Board of Trustees and may be changed or terminated by us at any time after October 1, 2012. The investment management fee we received for the Fund's Adviser Shares for the period ended May 31, 2011, including the effect of any performance adjustment and reimbursements to the Fund, was equal to 0.43% of average net assets. If the total annual operating expense ratio of the Adviser Shares is lower than 1.60%, the Adviser Shares will operate at the lower expense ratio.

In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services (SAS), provides transfer agency services to the Fund.

We have entered into an Investment Subadvisory Agreement with MFS, under which MFS provides day-to-day discretionary management of the

Prospectus | 14

Fund’s assets in accordance with the Fund’s investment objective, policies, and restrictions, subject to the general supervision of the Fund’s Board of Trustees and IMCO. MFS is compensated directly by IMCO and not by the Fund.

MFS, located at 500 Boylston Street, Boston, Massachusetts 02116, is a registered investment adviser and America’s oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). As of June 30, 2011, net assets under the management of the MFS organization were approximately $237 billion.

PORTFOLIO MANAGER(S)

David R. Mannheim, Investment Officer and Portfolio Manager, has been employed in the investment area of MFS since 1988 and has managed the Fund since June 2002.

Roger Morley, Investment Officer and Portfolio Manager, has been employed in the investment area of MFS since 2002 and has managed the Fund since October 2009.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of Fund securities.

CHANGE OF SUBADVISERS

We have received an exemptive order from the Securities and Exchange Commission (SEC) that permits us, subject to certain conditions, including prior approval of the Fund’s Board of Trustees, to appoint and replace subadvisers, enter into subadvisory agreements, and amend subadvisory agreements on behalf of the Fund without shareholder approval. As a result, we can change the fee rate payable to a subadviser or appoint a new subadviser at a fee rate different than that paid to the current subadviser, which in turn may result in a different fee retained by IMCO. We will notify shareholders within 90 days after hiring any new subadviser for the Fund.

15| USAAWorld Growth Fund

PURCHASES AND REDEMPTIONS

OPENING AN ACCOUNT

Fund Shares:

You may open an account and make purchases on the Internet, by telephone, or by mail, as described below. If opening by mail, you should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account, or we may open your account and take certain actions without prior notice to you, including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated net asset value (NAV). We prohibit opening accounts for, including but not limited to, foreign financial institutions, shell banks, correspondent accounts for foreign shell banks, and correspondent accounts for foreign financial institutions. A “foreign shell bank” is a foreign bank without a physical presence in any country. A “corres-pondent account” is an account established for a foreign bank to receive deposits from, or to make payments or other disbursements on behalf of, the foreign bank, or to handle other financial transactions related to such foreign bank.

To purchase shares through your USAA brokerage account, please contact USAA Brokerage Services directly. These shares will become part of your USAA brokerage account and will be subject to the applicable policies and procedures. Additional fees also may apply.

If Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. A distribution fee may apply to all full IRA distributions, except for those due to death, disability, divorce, or transfer to other USAA lines of business. Partial IRA distributions are not charged a distribution fee. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund

Prospectus | 16

through a broker or other investment professional. For more information on these fees, check with your investment professional.

Adviser Shares:

The Adviser Shares are separate share classes of their respective USAA Fund and are not a separate mutual fund. The Adviser Shares are intended for persons purchasing shares through financial inter-mediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

Your ability to purchase, exchange, redeem, and transfer shares will be affected by the policies of the financial intermediary through which you do business. Some policy differences may include: minimum investment requirements, exchange policies, fund choices, cutoff time for investments, and trading restrictions.

In addition, your financial intermediary may charge a transaction or other fee for the purchase or sale of Adviser Shares. Those charges are retained by the financial intermediary and are not shared with us. Please contact your financial intermediary or plan sponsor for a complete description of its policies. Copies of the Fund's annual report, semiannual report, and statement of additional information are available from your financial intermediary or plan sponsor.

TAXPAYER IDENTIFICATION NUMBER

Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding required by the Internal Revenue Code. See the section on Taxes for additional tax information.

EFFECTIVE DATE

When you make a purchase, your purchase price will be the NAV per share next determined after we or the financial intermediary receive your request in proper form (e.g., complete, signed application and payment). The Fund’s NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern time) of the New York Stock Exchange (NYSE) each day it is open for trading. If we or the financial intermediary receive your purchase request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we or the financial intermediary receive your purchase request

17 | USAAWorld Growth Fund

or payment after that time, the purchase will be effective on the next business day.

The Fund or its distributor or transfer agent may enter into agreements with third parties (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for Fund shares on the Fund’s behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund’s NAV next computed after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.

MINIMUM INITIAL PURCHASE

Fund Shares:

$3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs].

Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

Adviser Shares:

The minimum initial investment amount to open an account is $3,000. Financial intermediaries may require their clients to meet different investment minimums.

ADDITIONAL PURCHASES

Fund Shares:

$50 minimum per transaction, per account.

Adviser Shares:

There is no subsequent purchase minimum for financial intermediaries or employer-sponsored retirement plans, but financial intermediaries, including but not limited to banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services, may require their clients to meet different subsequent purchase requirements. Contact your financial intermediary for trade deadlines and the

Prospectus | 18

applicable procedures for purchasing, selling, or exchanging your shares as well as initial and subsequent investment minimums.

AUTOMATIC INVESTING

Fund Shares:

No initial investment if you elect to have monthly electronic investments of at least $50 per transaction, per account.

There are no minimum initial or subsequent purchase payment amounts for investments in the Fund through USAA Strategic Fund Adviser®, USAA Private Investment Management®, USAA 529 College Savings PlanTM, USAA Federal Savings Bank Trust Department, USAA Global Opportunities Portfolio, USAA Managed Portfolio, or other designated USAA managed investment accounts. In addition, the Fund may waive or lower purchase minimums in other circumstances.

PAYMENT

If you plan to purchase Fund shares with a check, money order, traveler’s check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler’s checks, or other similar instruments. In addition, we do not accept cash or coins.

In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (e.g., if the NYSE is closed or when permitted by order of the SEC).

REDEEMING AN ACCOUNT

Redemptions are effective on the day instructions are received in proper form. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern time), your redemption will be effective on the next business day.

For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the proceeds you receive upon their redemption.

19 | USAAWorld Growth Fund

Fund Shares:

You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated.

We will send your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to seven days from the purchase date.

Buying and Selling Fund Shares

Internet – usaa.com

■
To establish access to your account, log on to usaa.com and click on “register now” or call (800) 759-8722. Once you have established Internet access to your account, you may use your personal computer, web-enabled telephone, or PDA to perform certain mutual fund transactions by accessing our website. You will be able to open and fund a new mutual fund account, make purchases, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

Mobile Access – mobile.usaa.com

■	Using your web-enabled telephone, you may review account activity, check balances, and make purchases and redemptions.

USAA Self-Service Telephone System (800) 531-USAA (8722)

■
In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you may use our USAA self-service telephone system to access your Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file.

Telephone

■	Call toll free (800) 531-USAA (8722) to speak with a member service representative. Our hours of operation are Monday – Friday, 7:30 a.m. to 10 p.m. CT and Saturday, 8 a.m. to 5 p.m. CT.

Telephone redemption privileges are established automatically when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated

Prospectus | 20

by telephone are genuine. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record or by electronic delivery to your designated e-mail address.

Fax

■	Send a signed fax with your written redemption instructions to (800) 292-8177.

Mail

■	If you would like to open an account or request a redemption by mail, send your application and check or written instructions to:

Regular Mail:
USAA Investment Management Company
P.O. Box 659453
San Antonio, TX 78265-9825

Registered or Express Mail:
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, TX 78240

Bank Wire

■
To add to your account or request a redemption by bank wire, visit us at usaa.com or call (800) 531-USAA (8722) for instructions. This helps to ensure that your account will be credited or debited promptly and correctly.  If you sell shares and request your money by wire transfer, there is a $20 domestic wire fee and a $35 foreign wire fee. Your bank also may charge a fee for wires.

EFT

■
Additional purchases on a regular basis may be deducted electronically from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or log on to usaa.com or call (800) 531-USAA (8722) to add them.

21 | USAAWorld Growth Fund

USAA Brokerage Services

■
To purchase new and additional shares or to request a redemption in your USAA brokerage account, log on to usaa.com or call USAA Brokerage Services at (800) 531-USAA (8722) for instructions. Any purchase or redemption request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to the applicable policies and procedures.

Adviser Shares:

Check with your financial intermediary for its policies on redemptions.

Shares purchased through a financial intermediary should be redeemed through the financial intermediary. Normally, a Fund transmits proceeds to intermediaries for redemption orders received in proper form on the next business day after receipt. Under certain circum-stances and when deemed to be in a Fund’s best interests, proceeds may not be sent to intermediaries for up to seven days after receipt of the redemption order.

EXCHANGES

EXCHANGE PRIVILEGE

The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided the shares to be acquired are offered in your state of residence.

Exchanges made through the USAA self-service telephone system and the Internet require an ESA on file. After we receive the exchange orders, the Fund’s transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined pursuant to the procedures set forth herein. See section on Effective Date for additional information. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of these shares when they are exchanged.

Prospectus | 22

If your shares are held in your USAA brokerage account, please contact USAA Brokerage Services regarding exchange policies. These shares will become part of your USAA brokerage account, and any exchange request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to the applicable policies and procedures.

The Fund has undertaken certain authentication procedures regarding telephone transactions as previously described. In addition, the Fund reserves the right to terminate or change the terms of an exchange offer.

OTHER IMPORTANT INFORMATION ABOUT PURCHASES AND REDEMPTIONS

ACCOUNT BALANCE

USAA Shareholder Account Services may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any UGMA/ UTMA account; (3) all (non-IRA) money market fund accounts; (4) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (5) all IRA accounts (for the first year the account is open).

REDEMPTION FEES

The Fund may charge a 1% fee on Adviser Shares redeemed before they have been held for more than 60 days. The fee applies if you redeem Adviser Shares by selling or by exchanging to another fund. Shares you have held the longest will be redeemed first. The redemption fee may be waived in certain circumstances, including in situations involving hardship, mandatory or systematic actions, and in other circumstances as further described in the Funds’ SAI.

Unlike sales charges or a load paid to a broker or a fund management company, the redemption fee is paid directly to the Fund to offset the costs of buying and selling securities. The redemption fee is designed to ensure that short-term investors pay their share of the Funds’ trans-

23 | USAAWorld Growth Fund

action costs and that long-term investors do not subsidize the activities of short-term traders.

EXCESSIVE SHORT-TERM TRADING

The USAA Funds generally are not intended as short-term investment vehicles (except for the money market funds, the USAA Short-Term Bond Fund, the USAA Ultra Short-Term Bond Fund, and the USAA Tax Exempt Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as “market timing.”

Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment or redemption by short-term traders. While there is no assurance that the USAA Funds can deter all excessive and short-term trading, the Board of Trustees of the USAA Funds has adopted the following policies (except for the money market funds, the USAA Short-Term Bond Fund, the USAA Ultra Short-Term Bond Fund, and the USAA Tax Exempt Short-Term Fund). These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing bona fide investors.

To deter such trading activities, the USAA Funds’ policies and procedures include:

■	Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient manage-ment of the particular fund.

■
Each fund may use a fair value pricing service or other model to assist in establishing the current value of foreign securities held by any of the USAA Funds. Fair value pricing is used to adjust for stale pricing that may occur between the close of certain foreign exchanges or markets and the time the USAA Funds calculate their NAV. Using fair value pricing is intended to deter those trying to take advantage of time-zone differences in the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in the USAA Funds’ using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a fund’s NAV.

Prospectus | 24

THE FUNDS’ RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS

The USAA Funds’ main safeguard against excessive short-term trading is their right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Funds deem that certain excessive short-term trading activities are not in the best interest of the fund because such activities can hamper the efficient management of the fund. Generally, persons who engage in an “in and out” (or ”out and in”) transaction within a 30-day period will violate the USAA Funds’ policy if they engage in another “in and out” (or “out and in”) transaction in the same fund within 90 days. The Funds also reserve the right to restrict future purchases or exchanges if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption or exchange. Finally, the Funds reserve the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of a fund.

The following transactions are exempt from the excessive short-term trading activity policies described above:

■	Transactions in the money market funds, USAA Short-Term Bond Fund, the USAA Ultra Short-Term Bond Fund, and USAA Tax Exempt Short-Term Fund;

■	Purchases and sales pursuant to automatic investment or withdrawal plans;

■
Purchases and sales made through USAA Strategic Fund Adviser®, USAA Private Investment Management®, USAA 529 College Savings PlanTM, USAA Federal Savings Bank Trust Department, USAA Global Opportunities Portfolio, USAA Managed Portfolios, or other designated USAA managed investment accounts;

■	Purchases and sales of the USAA Institutional shares by the USAA Target Retirement Funds; and

■	Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to a fund.

If a person is classified as having engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect,

25 | USAAWorld Growth Fund

and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all USAA Funds.

The USAA Funds rely on the transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that its monitoring activities will successfully detect or prevent all excessive short-term trading. The Funds or the transfer agent may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time.

The USAA Funds seek to apply these policies and procedures uniformly to all investors; however, some investors purchase shares of USAA Funds through financial intermediaries that establish omnibus accounts to invest in the USAA Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The USAA Funds subject to the short-term trading policies generally treat these omnibus accounts as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the Funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request and/or monitor for excessive trading. For those omnibus accounts for which we have entered into agreements to monitor excessive trading or provide underlying trade information, the financial intermediary or USAA Funds will review net activity in these omnibus accounts for activity that indicates potential excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.

We also may rely on the financial intermediary to review for and identify underlying trading activity for individual accounts engaged in excessive short-term trading activity, and to restrict, limit, or terminate trading privileges if the financial intermediary’s policies are determined by us to be at least as stringent as the USAA Funds’ policy. For shares purchased through financial intermediaries there may be additional or more restrictive policies. You may wish to contact your financial intermediary to determine the policies applicable to your account.

Prospectus | 26

Because of the increased costs to review underlying trading information, the USAA Funds will not enter into agreements with every financial intermediary that operates an omnibus account. The USAA Funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds and can terminate such agreements at any time.

OTHER FUND RIGHTS

The Fund reserves the right to:

■	Reject or restrict purchase or exchange orders when in the best interest of the Fund;

■	Limit or discontinue the offering of shares of the Fund without notice to the shareholders;

■	Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;

■
Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the SAI contains information on acceptable guarantors);

■	Redeem an account with less than $250, with certain limitations; and

■	Restrict or liquidate an account when necessary or appropriate to comply with federal law.

MULTIPLE CLASS INFORMATION

The Fund described in this prospectus is composed of multiple classes of shares. Each class has a common investment objective and investment portfolio. The classes have different fees, expenses and/or minimum investment requirements. The difference in the fee structures between the classes is primarily the result of their separate arrange-ments for shareholder and distribution services and performance fee arrangements. It is not the result of any difference in base advisory or custodial fee rate schedules or other expenses related to the management of the Fund's assets, which do not vary by class.

Except as described below, the share classes have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The primary differences between the classes are (a) each

27 | USAAWorld Growth Fund

class may be subject to different expenses specific to that class; (b) each class has a different identifying designation or name; (c) each class has exclusive voting rights with respect to matters solely affecting that class; and (d) each class may have different purchase, exchange, and redemption privileges.

SERVICE, DISTRIBUTION, AND ADMINISTRATIVE FEES

Investment Company Act Rule 12b-1 permits mutual funds that adopt a written plan to pay certain expenses associated with the distribution of their shares out of fund assets. The Adviser Shares offered by this prospectus are subject to a 12b-1 plan. Under the plan, the Adviser Shares pay annual fees of 0.25% of the Fund’s average daily net assets attributable to the Adviser Shares to the distributor for distribution and individual shareholder services, including past distribution services. The distributor pays all or a portion of such fees to financial intermediaries that make the Adviser Shares available for investment by their customers. Because these fees may be used to pay for services that are not related to prospective sales of the Fund, the Adviser Shares may continue to make payments under the plan even if the Fund terminates the sale of Adviser Shares to investors. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment in the Adviser Shares and may cost you more than paying other types of sales charges. For additional information about the plan and its terms, see Multiple Class Structure in the SAI.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

Certain financial intermediaries perform recordkeeping and administrative services for their clients with respect to their investments in the Fund that would otherwise be performed by the Fund’s transfer agent. In some circumstances, we will pay such service providers a fee for performing those services. Also, we and the Fund’s distributor may make payments to intermediaries for various additional services, other expenses and/or the financial intermediaries’ distri-bution of a Fund. Such payments may be made for one or more of the following: (1) distribution, which may include expenses incurred by financial intermediaries for their sales activities with respect to a Fund, such as preparing, printing, and distributing sales literature and advertising materials and compensating registered representatives or other employees of such financial intermediaries for their sales activities, as well as the opportunity for a Fund to be made available by such financial intermediaries; (2) shareholder services, such as

Prospectus | 28

providing individual and custom investment advisory services to clients of the financial intermediaries; and (3) marketing and promotional services, including business planning assistance, educating personnel about a Fund, and sponsorship of sales meetings, which may include covering costs of providing speakers. The distributor may sponsor seminars and conferences designed to educate financial intermediaries about a Fund and may cover the expenses associated with attendance at such meetings, including travel costs. These payments and activities are intended to educate financial intermediaries about a Fund and help defray the costs associated with offering a Fund. These payments may create a conflict of interest by influencing the financial intermediary to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information. The amount of any payments described by this paragraph is determined by us or the distributor, and all such amounts are paid out of the available assets of the advisor and distributor and do not affect the total expense ratio of a Fund.

SHAREHOLDER INFORMATION

SHARE PRICE CALCULATION

The price at which you purchase and redeem Fund shares is equal to the NAV per share determined on the effective date of the purchase or redemption. The NAV per share is calculated by adding the value of the Fund’s assets (i.e., the value of its investment in the Fund and other assets), deducting liabilities, and dividing by the number of shares outstanding. Fund shares may be purchased and sold at the NAV per share without a sales charge. The Fund’s NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

VALUATION OF SECURITIES

Portfolio securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on domestic securities exchanges or the over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Portfolio securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no

29 | USAAWorld Growth Fund

last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

Debt securities with maturities greater than 60 days are valued each business day by a pricing service approved by the Fund’s Board of Trustees. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

Securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund’s NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund’s NAV is calculated will not be reflected in the value of the Fund’s foreign securities. However, we and the subadvisers will monitor for events that would materially affect the value of the Fund’s foreign securities. The subadvisers have agreed to notify us of significant events they identify that may materially affect the value of the Fund’s foreign securities. If we determine that a particular event would materially affect the value of the Fund’s foreign securities, then we, under valuation procedures approved by the Fund’s Board of Trustees, will consider such available information that we deem relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day. Futures contracts are valued based upon the last quoted sales price at the close of market on the principal exchange on which they are traded. Option contracts are valued by a pricing service at the National Best Bid/Offer (NBBO) composite price, which is derived from the best available bid and ask prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund’s NAV.

Prospectus | 30

Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by us under valuation procedures approved by the Fund’s Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund’s NAV to be more reliable than it otherwise would be.

Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

For additional information on how securities are valued, see Valuation of Securities in the Fund’s SAI.

DIVIDENDS AND OTHER DISTRIBUTIONS

The Fund pays net investment income dividends annually. Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

We will automatically reinvest all income dividends and capital gain distributions in additional shares of the Fund unless you request to receive the distributions by way of EFT. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any income dividends or capital gain distributions made by the Fund will reduce the NAV per share by the amount of the dividends or other distributions on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any dividend or distri-bution. Some or all of these distributions are subject to taxes. We will invest in your account any dividend or other distribution payment returned to us by your financial institution at the current NAV per share.

31 | USAAWorld Growth Fund

TAXES

This tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. A 15% maximum federal income tax rate will apply to individual shareholders through December 31, 2012, for (1) gains on redemptions of Fund shares held for more than one year and (2) the Fund’s distributions from net gains on the sale or exchange of the Fund’s capital assets held for more than one year and from the Fund’s qualified dividend income, which consists of dividends received from domestic corporations and certain foreign corporations assuming certain holding period and other requirements are met by the Fund and the shareholder. Because each investor’s tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

Distributions from the Fund and gains recognized from the sales or other dispositions of Fund shares will be subject to a 3.8% U.S. federal Medicare contribution tax on “net investment income,” beginning in 2013, for individuals with incomes exceeding $200,000 (or $250,000 if married and filing jointly).

■ Foreign

Dividends and interest the Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding, or other taxes foreign countries and U.S. possessions impose (foreign taxes) that would reduce the yield and/or total return on its investments. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

If more than 50% of the value of the Fund’s total assets at the close of any taxable year consists of securities of foreign corporations, the Fund may file an election with the Internal Revenue Service (the Foreign Election) that would permit you to take a credit (or a deduction) for foreign taxes paid by the Fund. If the Foreign Election is made, you would include in your gross income both dividends you received from the Fund and the amount of your proportionate share of those foreign taxes. As a shareholder of the Fund, you would be entitled to treat your share of the foreign taxes paid as a credit against your U.S. federal income tax, subject to the limitations set forth in the Internal Revenue

Prospectus | 32

Code with respect to the foreign tax credit generally. Alternatively, you could, if it were to your advantage, treat the foreign taxes paid by the Fund as an itemized deduction in computing your taxable income rather than as a tax credit. It is anticipated that the Fund will make the Foreign Election, in which event it will report to you shortly after each taxable year your share of the foreign taxes it paid and its foreign-source income.

■ Shareholder Taxation

Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares. A portion of these dividends may qualify for the 70% dividends-received deduction available to corporations and for the maximum 15% tax rate applicable to qualified dividend income available to individuals.

Regardless of the length of time you have held Fund shares, distri-butions of net capital gain (i.e., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as long-term capital gains whether received in cash or reinvested in additional shares. These gains will qualify for a reduced capital gains rate for shareholders who are individuals.

■ Withholding

Federal law requires the Fund to withhold (referred to as “backup withholding”) and remit to the U.S. Treasury 28% of (1) taxable net investment income dividends, realized capital gain distributions, and proceeds of redemptions otherwise payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any such shareholder who:

■     Underreports dividend or interest income, or

■     Fails to certify that he or she is not subject to backup withholding.

To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund’s transfer agent that your taxpayer identification number is correct and you currently are not subject to backup withholding.

33 | USAAWorld Growth Fund

■ Reporting

The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

SHAREHOLDER MAILINGS

■ Householding

Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund’s most recent financial reports and prospectus even if you or a family member owns more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please contact us and we will begin your individual delivery within 30 days of your request.

■ Electronic Delivery

Log on to usaa.com and sign up to receive your statements, confirmations, financial reports, and prospectuses via the Internet instead of through the mail.

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the financial performance of the Fund Shares and Advisers Shares for the Fund over the past five years or since inception. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor in Fund Shares or Adviser Shares would have earned (or lost) on an investment in the Fund (assuming reinvestment of all income dividends and capital gain distributions).

The information in the financial highlights has been derived from the financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request.

Prospectus | 34

WORLD GROWTH FUND SHARES

	Year Ended May 31,
	2011	2010		2009	2008	2007
Net asset value at beginning of period	$15.48	$13.47		$20.15	$21.57	$19.31
Income (loss) from investment operations:
Net investment income	.16	.12		.18	.19	.19
Net realized and unrealized gain (loss)	4.88	2.02		(6.34)	(.08)	4.20
Total from investment operations	5.04	2.14		(6.16)	.11	4.39
Less distributions from:
Net investment income	(.11)	(.13)		(.21)	(.18)	(.42)
Realized capital gains	–	-		(.31)	(1.35)	(1.71)
Total distributions	(.11)	(.13)		(.52)	(1.53)	(2.13)
Net asset value at end of period	$20.41	$15.48		$13.47	$20.15	$21.57
Total return (%)*	32.63	15.78	(b)	(30.32)	.36	23.69	(a)
Net assets at end of period (000)	$642,494	$434,958		$364,118	$549,234	$566,673
Ratios to average net assets:**
Expenses (%)(c)	1.29	1.34	(b)	1.42	1.24	1.30	(a)
Net investment income (%)	.95	.76		1.31	1.01	1.31
Portfolio turnover	17	15		20	28	29

*    Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return.

** For the year ended May 31, 2011, average net assets were $528,714,000.
(a)  For the year ended May 31, 2007, SAS voluntarily reimbursed the Fund Shares for a portion of the transfer agent’s fees incurred. The reimbursement had no effect on the Fund Shares' total return or ratio of expenses to average net assets.

(b)  During the year ended May 31, 2010, SAS reimbursed the Fund Shares $116,000 for corrections in fees paid for the administration and servicing of certain accounts. The effect of this reimbursement on the Fund Shares' total return was less than 0.01%. The reimbursement decreased the Fund Shares' expense ratios by 0.03%. This decrease is excluded from the expense ratios above.

(c)  Reflects total operating expenses of the Fund Shares before deductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios by less than 0.01% of average net assets.

35 | USAAWorld Growth Fund

WORLD GROWTH FUND ADVISER SHARES

Period Ended May 31,
2011***

Net asset value at beginning of period	$16.79
Income from investment operations:
Net investment income	.12
Net realized and unrealized gain	3.57
Total from investment operations	3.69
Less distributions from:
Net investment income	(.10)
Net asset value at end of period	$20.38
Total return (%)*	22.02
Net assets at end of period (000)	$6,435
Ratios to average net assets:**(a)
Expenses (%)(b)	1.60
Expenses, excluding reimbursements(%)(b)	1.92
Net investment loss (%)	.80
Portfolio turnover (%)	17

*    Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.

** For the year ended May 31, 2011, average net assets were $5,506,000.
*** Adviser Shares were initiated on August 1, 2010.
(a) Annualized. The ratio is necessarily indicative of 12 months of operations.
(b)    Reflects total operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares’ expenses paid indirectly decreased the expense ratios by less than 0.01%.

Prospectus | 36

NOTES

37 | USAAWorld Growth Fund

Prospectus | 38

39 | USAAWorld Growth Fund

9800 Fredericksburg Road
San Antonio, Texas 78288

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IIf you would like more information about the Funds, you
may call (800) 531-USAA (8722) to request a free copy of
the Funds’ statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the
Funds. The SAI has been filed with the SEC and is incorporated by reference to and legally a part of this prospectus.
In each Fund’s annual report, you will find a discussion of
the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal
year. The Funds’ annual and semiannual reports also may be
viewed, free of charge, on usaa.com. A complete description
of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the
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To view these documents, along with other related documents, you may visit the EDGAR database on the SEC’s
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Commission, Washington, DC 20549- 1520.

[USAA EAGLE LOGO (R)]
We know what it means to serve. (R)                                                                           [RECYCLED GRAPHIC]

23448-1011                                     Investment Company Act File No. 811-7852                          ©2011, USAA. All rights reserved.

Part A

The Prospectus for the GNMA Trust Shares,
GNMA Trust Adviser Shares

is included herein

[USAA EAGLE LOGO (R)]

PROSPECTUS
USAA GNMA TRUST (R) FUND SHARES (USGNX)
USAA GNMA TRUST (R) ADVISER SHARES (UAGNX)
OCTOBER 1, 2011

[GRAPHIC OMITTED]

The Fund in this prospectus is composed of multiple classes of shares. The Adviser shares listed in this prospectus are available for purchase generally through financial intermediaries by investors who seek advice from them.

As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of this Fund’s shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Investment Objective	1
Fees and Expenses	1
Principal Investment Strategy	3
Principal Risks	3
Performance	4
Investment Adviser	7
Portfolio Manager(s)	7
Purchase and Sale of Shares	7
Tax Information	8
Payments to Broker-Dealers and
Other Financial Intermediaries	8
Investment Objective	9
Principal Investment Strategy	9
Risks	12
Portfolio Holdings	13
Fund Management	14
Portfolio Manager(s)	16
Purchases and Redemptions	16
Exchanges	23
Other Important Information
About Purchases and Redemptions	24
Multiple Class Information	28
Shareholder Information	29
Financial Highlights	33

INVESTMENT OBJECTIVE

The USAA GNMA Trust (the Fund) has an investment objective of providing investors a high level of current income consistent with preservation of principal.

FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses are based on expenses incurred during the Fund’s most recently completed fiscal year.

Shareholder Fees (fees paid directly from your investment)
	Fund Shares	Adviser Shares
Sales Charge (Load) Imposed on Purchases	None	None
Purchase Fee	None	None
Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Fund Shares	Adviser Shares
Management Fee	0.08%(a)	0.12%(a)
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	0.34%	1.02%
Total Annual Operating Expenses	0.42%	1.39%
Reimbursement From Adviser	N/A	(0.49%)
Total Annual Operating Expenses After Reimbursement	0.42%	0.90%(b)

1 | USAA GNMA Trust

(a) A performance fee adjustment may increase or decrease the management fee by up to +/– 0.06% of the average net assets of the Fund during a rolling 36-month period. The performance fee adjustment decreased the manage-ment fee of 0.125% by 0.05% for GNMA Trust Fund Shares and 0.01% for Adviser Shares for the most recent fiscal year ended May 31, 2011.

(b) The Adviser has agreed, through October 1, 2012, to make payments or waive management, administration, and other fees to limit the expenses of the Adviser Shares of the Fund so that the total annual operating expenses (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.90% of the Adviser Shares’ average daily net assets. This arrangement may not be changed or terminated during this time period without approval of the Fund’s Board of Trustees and may be changed or terminated by the Adviser at any time after October 1, 2012.

Example

This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund’s operating expenses remain the same, (3) you redeem all of your shares at the end of the periods shown, and (4) the expense limitation arrangement for the Adviser Shares is not continued.

	1 Year	3 Years	5 Years	10 Years
Fund Shares	$43	$135	$235	$530
Adviser Shares	$142	$440	$761	$1,669

Portfolio Turnover

The Fund pays transaction costs, including commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes where fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

For the most recent fiscal year, the Fund’s portfolio turnover rate was 19% of the average value of its whole portfolio.

Prospectus | 2

PRINCIPAL INVESTMENT STRATEGY

The Fund’s principal investment strategy is to normally invest at least 80% of its assets in Government National Mortgage Association (GNMA) securities backed by the full faith and credit of the U.S. government. These GNMA securities typically will take the form of pass- through certificates (which represent ownership in a pool of mortgage loans). This 80% policy may be changed upon at least 60 days’ notice to shareholders.

PRINCIPAL RISKS

Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. The Fund is actively managed and the investment techniques and risk analyses used by the Fund’s manager(s) may not produce the desired results. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in this Fund.

The Fund is subject to the possibility that the value of its investments will fluctuate because of changes in interest rates, adverse changes in supply and demand for fixed-income securities, or other market factors. If interest rates increase, the yield of the Fund may increase and the market value of the Fund's securities will likely decline, adversely affecting the Fund's NAV and total return. If interest rates decrease, the yield of the Fund may decrease. In addition, the market value of the Fund's securities may increase, which would likely increase the Fund's NAV and total return.

Credit risk should be very low for the Fund because it invests primarily in securities that are considered to be of high quality. However, there is the possibility that a borrower cannot make timely interest and principal payments on its securities or that negative perceptions of the issuer’s ability to make such payments will cause the price of that security to decline.

The Fund is subject to legislative risk, which is the risk that new government policies may affect mortgages in the future in ways we

3 | USAA GNMA Trust

cannot anticipate and that such policies will have an adverse impact on the value of mortgage-backed securities and the Fund’s net asset value.

Mortgage-backed securities pay regularly scheduled payments of principal along with interest payments. In addition, mortgagors have the option of paying off their mortgages without penalty at any time. For example, when a mortgaged property is sold, the old mortgage is usually prepaid. Also, when mortgage interest rates fall, the mortgagor may refinance the mortgage and prepay the old mortgage. A home owner’s default on the mortgage may also cause a prepayment of the mortgage. This unpredictability of the mortgage’s cash flow is called prepayment risk. For the investor, prepayment risk usually means that principal is received at the least opportune time. For example, when interest rates fall, home owners will find it advantageous to refinance their mortgages and prepay principal. In this case, the investor is forced to reinvest the principal at the current, lower rates. On the other hand, when interest rates rise, home owners will generally not refinance their mortgages and prepayments will fall. This causes the average life of the mortgage to extend and be more sensitive to interest rates, which is sometimes called extension risk. In addition, the amount of principal the investor has to invest in these higher  interest rates is reduced.

An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The Fund has two classes of shares, Fund Shares and Adviser Shares. The bar chart illustrates the Fund Shares' volatility and performance from year to year for each full calendar year over the past 10 years. The table shows how the average annual total returns of the share classes for the periods indicated compared to those of the Fund's benchmark index and an index of funds with similar investment objectives.

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. For the most current price, total return, and yield information for this Fund, log on to usaa.com or call (800) 531-USAA (8722).

Prospectus | 4

 RISK/RETURN BAR CHART
Annual Returns for Periods Ended December 31

CALENDER YEAR	TOTAL RETURNS
2010	5.42%
2009	5.47%
2008	7.24%
2007	6.29%
2006	4.17%
2005	2.71%
2004	3.44%
2003	2.01%
2002	9.24%
2001	7.15%

SIX-MONTH YTD TOTAL RETURN
2.82% (6/30/11)
BEST QUARTER*	WORST QUARTER*
4.34% 3rd Qtr. 2001	-0.98% 2nd Qtr. 2004
* Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

5 | USAA GNMA Trust

AVERAGE ANNUAL TOTAL RETURNS
For Periods Ended December 31, 2010

	1 Year	5 Years	10 Years
GNMA Trust Fund Shares
Before Taxes	5.42%	5.71%	5.29%
After Taxes on Distributions	4.07%	4.11%	3.49%
After Taxes on Distributions and Sale of Fund Shares	3.51%	3.94%	3.44%

				Inception
				Date
				08/01/10
GNMA Trust Fund Adviser Shares
Before Taxes				0.07%

				Adviser
				Shares
				Inception
				Date
	1 Year	5 Years	10 Years	08/01/10
Indexes
Barclays Capital GNMA Index (reflects no deduction for fees, expenses, or taxes)	6.71%	6.30%	5.87%	0.19%

Lipper GNMA Funds Index (reflects no deduction for taxes)	6.22%	6.03%	5.40%	0.14%

The after-tax returns are shown in two ways: (1) assume that you owned shares of the Fund during the entire period and paid taxes on the Fund’s distributions of taxable net investment income or realized capital gains, if any, and (2) assume that you paid taxes on the Fund’s distributions of such income and gains and sold all shares at the end of each period. Please note that after-tax returns are shown only for the Fund Shares and may differ for the Adviser Share class.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss

Prospectus | 6

occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown above are not relevant to you.

INVESTMENT ADVISER

USAA Investment Management Company (IMCO)

PORTFOLIO MANAGER(S)

Margaret “Didi” Weinblatt, Ph.D., CFA, vice president of Mutual Fund Portfolios, has managed the Fund since June 2002.

PURCHASE AND SALE OF SHARES

Fund Shares:

You may purchase or redeem shares of the Fund on any business day through our website at usaa.com or mobile.usaa.com; by mail at P.O. Box 659453, San Antonio, Texas 78288-9825; by telephone (800) 531-USAA (8722); or by fax to (800) 292-8177. Shares may be purchased by electronic funds transfer (EFT), by check, or by bank wire. You may receive redemption proceeds by EFT, check, or bank wire.

The minimum initial purchase is $3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs]. The minimum subsequent investment is $50. No initial investment is required if you elect to have monthly electronic investments of at least $50 per transaction, per account.

Adviser Shares:

Adviser Shares are intended for persons purchasing shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services. Your ability to purchase, exchange, redeem, and transfer shares will be affected by the policies of the financial intermediary through which you do business.

7 | USAA GNMA Trust

The minimum initial purchase is $3,000; however, financial intermediaries may require their clients to meet different investment minimums.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you invest through an IRA, 401(k) plan, or other tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Prospectus | 8

USAA Investment Management Company (IMCO) manages this Fund. For easier reading, IMCO may be referred to as “we” or “us” throughout the prospectus.

INVESTMENT OBJECTIVE

■     What is the Fund’s investment objective?

The Fund has an investment objective of providing investors a high level of current income consistent with preservation of principal. The Fund’s Board of Trustees may change this investment objective without shareholder approval.

PRINCIPAL INVESTMENT STRATEGY

■	What is the Fund’s principal investment strategy?

The Fund’s principal investment strategy is to normally invest at least 80% of its assets in Government National Mortgage Association (GNMA) securities backed by the full faith and credit of the U.S. government. These GNMA securities typically will take the form of pass-through certificates (which represent ownership in a pool of mortgage loans). This 80% policy may be changed upon at least 60 days’ notice to shareholders.

■	What are GNMA securities?

GNMA securities represent ownership in a pool of mortgage loans or a single mortgage loan. These loans are individually insured or guaranteed by the federal agencies with which GNMA partners. GNMA’s partners include the Federal Housing Administration, the Veterans Administration, the Rural Housing Service, and the Office of Public and Indian Housing. Once approved by GNMA, each mortgage or pool of mortgages is additionally guaranteed by GNMA as to the timely payment of principal and interest (regardless of whether the mort-gagors actually make their payments). The guarantee represents a general obligation of the U.S. Treasury. Therefore, GNMA securities are backed by the full faith and credit of the U.S. government.

9 | USAA GNMA Trust

■	What is the credit quality of these securities?

Securities that are backed by the full faith and credit of the U.S. government (meaning that the payment of principal and interest is guaranteed by the U.S. Treasury) and we consider to be of the highest credit quality available.

■      How do GNMA securities differ from conventional bonds?

GNMA securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, the Fund will receive monthly scheduled pay-ments of principal and interest. Additionally, the Fund may receive unscheduled principal payments, which represent prepayments on the underlying mortgages. Because the Fund will reinvest these scheduled and unscheduled principal payments at a time when the current interest rate may be higher or lower than the Fund’s current yield, an investment in the Fund may not be an effective means of “locking in” long-term interest rates.

■           What is the average maturity of a GNMA security?

GNMA securities evidence interest in a pool of underlying mortgages (or a single mortgage), which generally have maximum lives of either 15, 20, 30, or 40 years. However, due to both scheduled and unscheduled principal payments, GNMA securities generally have a shorter average life and, therefore, have less principal volatility than a bond of comparable maturity.

Since the prepayment rates will vary widely, it is not possible to predict accurately the average life of a particular GNMA pool, though it will be shorter than the stated final maturity. Because the expected average life is a better indicator of the maturity characteristics of GNMA securities, principal volatility and yield may be more comparable to 5-year or 10-year Treasury bonds.

■      Will the Fund’s assets be invested in any other types of U.S. government securities?

Yes. We may invest the remainder of the Fund’s total assets in other obligations of the U.S. government, including U.S. Treasury bills, notes, and bonds; Treasury Inflation Protected Securities; and securities issued by U.S. government agencies and instrumentalities, which are supported only by the credit of the issuing agency, instrumentality, or

Prospectus | 10

corporation, and are neither issued nor guaranteed by the U.S. Treasury, such as but not limited to:

❖	Fannie Mae

❖	Freddie Mac

❖	Federal Housing Administration

❖	Department of Housing and Urban Development

❖	Export-Import Bank

❖	Farmer’s Home Administration

❖	General Services Administration

❖	Maritime Administration

❖	Small Business Administration

❖	Repurchase agreements collateralized by such obligations

The Fund also may invest in GNMA or other U.S. government agency collateralized mortgage obligations (CMOs).

In addition, the Fund may invest up to 15% of its net assets in illiquid securities, which generally are securities that the Fund cannot expect to sell or dispose of in the ordinary course of business within seven days at approximately the value ascribed to such securities.

■      How are the decisions to buy and sell securities made?

We manage the Fund to generate high total return with strong emphasis on current income. Of particular importance for mortgage securities is prepayment risk. We generally try to diversify this risk by buying different kinds of mortgage securities, which should have different prepayment characteristics. When weighing our decision to buy or sell a security, we strive to balance the value of the level of income, the prepayment risk, and the price volatility, both for the individual security and its relationship with the rest of the portfolio.

TEMPORARY DEFENSIVE STRATEGY

The Fund may, from time to time, take temporary defensive positions that are consistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. The effect of taking such a temporary defensive position is that the Fund may not achieve its investment objective.

11 | USAA GNMA Trust

RISKS

Credit Risk: Credit risk should be very low for the Fund because it invests primarily in securities that are considered to be of high quality. However, there is t he possibility that a borrower cannot make timely interest and principal payments on its securities or that negative perceptions of the issuer’s ability to make such payments will cause the price of that security to decline.

Interest Rate Risk: As a mutual fund investing in bonds, each Fund is subject to the risk that the market value of the bonds will fluctuate because of changes in interest rates. Bond prices are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall, and when interest rates fall, bond prices rise. In addition, when interest rates decrease, the prices of GNMA securities typically do not rise as much as the prices of comparable bonds because the market tends to discount the prices of GNMA securities for prepayment risk when interest rates decline. The price volatility of a bond also depends on its maturity. Generally, the longer the maturity of a bond, the greater is its sensitivity to interest rates. To compensate investors for this higher risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities.

❖	If interest rates increase, the yield of the Fund may increase and the market value of the Fund’s securities will likely decline, adversely affecting the Fund’s NAV and total return.

❖	If interest rates decrease, the yield of the Fund may decrease. In addition, the market value of the Fund’s securities may increase, which would likely increase the Fund’s NAV and total return.

Liquidity Risk: Liquidity risk is the risk that the Fund’s investment generally cannot be disposed of in the ordinary course of business, seven days or less, at approximately the same value at which the Fund has valued the investment.

Management Risk: Because the Fund is actively managed, it is subject to management risk and there is no guarantee that the investment techniques and risk analyses used by the Fund’s manager(s) will produce the desired results.

Prepayment and Extension Risk: Mortgage-backed securities pay regularly scheduled payments of principal along with interest

Prospectus | 12

payments. In addition, mortgagors generally have the option of paying off their mortgages without penalty at any time. For example, when a mortgaged property is sold, the old mortgage is usually prepaid. Also, when mortgage interest rates fall, the mortgagor may refinance the mortgage and prepay the old mortgage. A home owner’s default on the mortgage may also cause a prepayment of the mortgage. This unpredictability of the mortgage’s cash flow is called prepayment risk. For the investor, prepayment risk usually means that principal is received at the least opportune time. For example, when interest rates fall, home owners will find it advantageous to refinance their mortgages and prepay principal. In this case, the investor is forced to reinvest the principal at the current, lower rates. On the other hand, when interest rates rise, home owners will generally not refinance their mortgages and prepayments will fall. This causes the average life of the mortgage to extend and be more sensitive to interest rates, which is sometimes called extension risk. In addition, the amount of principal the investor has to invest in these higher interest rates is reduced.

U.S. Government Sponsored Enterprises (GSEs) Risk: While mortgage-backed securities and other securities issued by certain GSEs, such as the Government National Mortgage Association (Ginnie Mae), are supported by the full faith and credit of the U.S. government, securities issued by other GSEs are supported only by the right of the GSE (including Freddie Mac and Fannie Mae) to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the GSEs’ obligations, or only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury.

ADDITIONAL INFORMATION

This prospectus doesn’t tell you about every policy or risk of investing in the Fund. For additional information about the Fund’s investment policies and the types of securities in which the Fund’s assets may be invested, you may want to request a copy of the SAI (the back cover tells you how to do this).

PORTFOLIO HOLDINGS

The Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities are available in the Fund’s SAI, which is available upon request.

13 | USAA GNMA Trust

FUND MANAGEMENT

IMCO serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825. We had approximately $94 billion in total assets under management as of August 31, 2011.

We provide investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, we are responsible for managing the Fund’s portfolio (including placement of brokerage orders), subject to the authority of and supervision by the Fund’s Board of Trustees. A discussion regarding the basis of the Board of Trustees’ approval of the Fund’s Advisory Agreement is available in the Fund’s annual report to shareholders for the periods ended May 31.

The Fund is authorized, although we have no present intention of utilizing such authority, to use a “manager-of-managers” structure. We could select (with approval of the Fund’s Board of Trustees and without  shareholder approval) one or more subadvisers to manage the actual day-to-day investment of the Fund’s assets. We would monitor each subadviser’s performance through quantitative and qualitative analysis and periodically report to the Fund’s Board of Trustees as to whether each subadviser’s agreement should be renewed, terminated, or modified. We also would be responsible for allocating assets to the subadvisers. The allocation for each subadviser could range from 0% to 100% of the Fund’s assets, and we could change the allocations without shareholder approval.

For our services, the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment. The base investment management fee, which is accrued daily and paid monthly, is equal on an annual basis to one-eighth of one percent (0.125%) of the Fund’s average net assets.

The performance adjustment is calculated separately for each class of shares of the Fund and will be added to or subtracted from the base fee depending upon the performance of the respective share class relative to the performance of the Lipper GNMA Funds Index, which tracks the total return performance of the 10 largest funds within this category. This category includes funds that invest at least 65% of their assets in GNMA securities.

Prospectus | 14

The performance adjustment is calculated monthly by comparing the performance of the relevant share class to that of the Lipper GNMA Funds Index over the performance period. The performance period for each share class consists of the current month plus the previous 35 months. For purposes of calculating the performance adjustment, the performance of the Adviser Shares will include the performance of the Fund Shares for periods prior to August 1, 2010.

The annual performance adjustment rate is multiplied by the average net assets of the relevant share class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:

OVER/UNDER PERFORMANCE                                                                ANNUAL ADJUSTMENT RATE
RELATIVE TO INDEX                                                                     (IN BASIS POINTS AS A PERCENTAGE
(IN BASIS POINTS) 1                                                                      OF AVERAGE NET ASSETS) 1

+/– 20 to 50                                                                            +/– 4
+/– 51 to 100                                                                            +/– 5
+/– 101 and greater                                                                   +/– 6

1  Based on the difference between average annual performance of the relevant share class of the Fund and the Lipper GNMA Funds Index, rounded to the nearest basis point (0.01%). Average net assets of the share class are calculated over a rolling 36-month period.

Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment with respect to a class for a performance period whenever that share class outperforms the Lipper GNMA Funds Index over that period, even if that share class had overall negative returns during the performance period. For the most recent fiscal year, the performance adjustment decreased the management fee of 0.125% by 0.05% for GNMA Trust's Fund Shares and 0.01% for the Adviser Shares.

We have agreed, through October 1, 2012, to make payments to the Fund or waive our annual management, administration, and other fees payable by the Fund so that total expenses of the GNMA Trust’s Adviser Shares (excluding commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.90% of the Adviser Shares’ average daily net assets. This reimbursement arrangement may not be changed or

15 | USAA GNMA Trust

terminated during this time period without approval of the Fund’s Board of Trustees and may be changed or terminated by us at any time after October 1, 2012. The reimbursement for the period ended May 31, 2011, was greater than the Fund's Adviser Shares total management fee. If the total annual operating expense ratio of the Adviser Shares is lower than 0.90%, the Adviser Shares will operate at the lower expense ratio.

In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services (SAS), provides transfer agency services to the Fund.

PORTFOLIO MANAGER(S)

Margaret “Didi” Weinblatt, Ph.D., CFA, Vice President of Mutual Fund Portfolios, has managed the Fund since June 2002. She has 31 years of investment management experience and has worked for us for 11 years. Education: B.A., Radcliffe College; M.A. and Ph.D., University of Pennsylvania. She holds the Chartered Financial Analyst (CFA) designation and is a member of the CFA Institute and the CFA Society of San Antonio.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of Fund securities.

PURCHASES AND REDEMPTIONS

OPENING AN ACCOUNT

Fund Shares:

You may open an account and make purchases on the Internet, by telephone, or by mail, as described below. If opening by mail, you should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your

Prospectus | 16

identity, we may refuse to open your account, or we may open your account and take certain actions without prior notice to you, including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated net asset value (NAV). We prohibit opening accounts for, including but not limited to, foreign financial institutions, shell banks, correspondent accounts for foreign shell banks, and correspondent accounts for foreign financial institutions. A “foreign shell bank” is a foreign bank without a physical presence in any country. A “corres-pondent account” is an account established for a foreign bank to receive deposits from, or to make payments or other disbursements on behalf of, the foreign bank, or to handle other financial transactions related to such foreign bank.

To purchase shares through your USAA brokerage account, please contact USAA Brokerage Services directly. These shares will become part of your USAA brokerage account and will be subject to the applicable policies and procedures. Additional fees also may apply.

If Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. A distribution fee may apply to all full IRA distributions, except for those due to death, disability, divorce, or transfer to other USAA lines of business. Partial IRA distributions are not charged a distribution fee. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

Adviser Shares:

The Adviser Shares are separate share classes of their respective USAA Fund and are not a separate mutual fund. The Fund's Adviser Shares are intended for persons purchasing shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

Your ability to purchase, exchange, redeem, and transfer shares will be affected by the policies of the financial intermediary through which you do business. Some policy differences may include: minimum investment

17 | USAA GNMA Trust

requirements, exchange policies, fund choices, cutoff time for investments, and trading restrictions.

In addition, your financial intermediary may charge a transaction or other fee for the purchase or sale of Adviser Shares. Those charges are retained by the financial intermediary and are not shared with us. Please contact your financial intermediary or plan sponsor for a complete description of its policies. Copies of the Fund's annual report, semiannual report, and statement of additional information are avail-able from your financial intermediary or plan sponsor.

TAXPAYER IDENTIFICATION NUMBER

Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding required by the Internal Revenue Code. See the section on Taxes for additional tax information.

EFFECTIVE DATE

When you make a purchase, your purchase price will be the NAV per share next determined after we or the financial intermediary receive your request in proper form (e.g., complete, signed application and payment). The Fund’s NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern time) of the New York Stock Exchange (NYSE) each day it is open for trading. If we or the financial intermediary receive your purchase request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we or the financial intermediary receive your purchase request or payment after that time, the purchase will be effective on the next business day.

The Fund or its distributor or transfer agent may enter into agreements with third parties (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for Fund shares on the Fund’s behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund’s NAV next computed after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.

Prospectus | 18

MINIMUM INITIAL PURCHASE

Fund Shares:

$3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs].

Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

Adviser Shares:

The minimum initial investment amount to open an account is $3,000. Financial intermediaries may require their clients to meet different investment minimums.

ADDITIONAL PURCHASES

Fund Shares:

$50 minimum per transaction, per account.

Adviser Shares:

There is no subsequent purchase minimum for financial intermediaries or employer-sponsored retirement plans, but financial intermediaries, including but not limited to banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services, may require their clients to meet different subsequent purchase requirements. Contact your financial intermediary for trade deadlines and the applicable procedures for purchasing, selling, or exchanging your shares as well as initial and subsequent investment minimums.

AUTOMATIC INVESTING

Fund Shares:

No initial investment if you elect to have monthly electronic investments of at least $50 per transaction, per account.

There are no minimum initial or subsequent purchase payment amounts for investments in the Fund through USAA Strategic Fund Adviser®, USAA Private Investment Management®, USAA 529 College Savings PlanTM, USAA Federal Savings Bank Trust Department, USAA Global Opportunities Portfolio, USAA Managed Portfolios, or other

19 | USAA GNMA Trust

designated USAA managed investment accounts. In addition, the Fund may waive or lower purchase minimums in other circumstances.

PAYMENT

If you plan to purchase Fund shares with a check, money order, traveler’s check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler’s checks, or other similar instruments. In addition, we do not accept cash or coins.

The Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (e.g., if the NYSE is closed or when permitted by order of the SEC).

REDEEMING AN ACCOUNT

Redemptions are effective on the day instructions are received in proper form. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern time), your redemption will be effective on the next business day.

For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the proceeds you receive upon their redemption.

Fund Shares:

You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated.

We will send your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to seven days from the purchase date.

Buying and Selling Fund Shares

Internet – usaa.com

■
To establish access to your account, log on to usaa.com and click on “register now” or call (800) 759-8722. Once you have established Internet access to your account, you may use your personal computer, web-enabled telephone, or PDA to perform certain

Prospectus | 20

mutual fund transactions by accessing our website. You will be able to open and fund a new mutual fund account, make purchases, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

Mobile Access – mobile.usaa.com

■	Using your web-enabled telephone, you may review account activity, check balances, and make purchases and redemptions.

USAA Self-Service Telephone System (800) 531-USAA (8722)

■
In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you may use our USAA self-service telephone system to access your Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file.

Telephone

■	Call toll free (800) 531-USAA (8722) to speak with a member service representative. Our hours of operation are Monday – Friday, 7:30 a.m. to 10 p.m. CT and Saturday, 8 a.m. to 5 p.m. CT.

Telephone redemption privileges are established automatically when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record or by electronic delivery to your designated e-mail address.

Fax

■	Send a signed fax with your written redemption instructions to (800) 292-8177.

Mail

■	If you would like to open an account or request a redemption by mail, send your application and check or written instructions to:

21 | USAA GNMA Trust

Regular Mail:
USAA Investment Management Company
P.O. Box 659453
San Antonio, TX 78265-9825

Registered or Express Mail:
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, TX 78240

Bank Wire

■
To add to your account or request a redemption by bank wire, visit us at usaa.com or call (800) 531-USAA (8722) for instructions. This helps to ensure that your account will be credited or debited promptly and correctly. If you sell shares and request your money by wire transfer, there is a $20 domestic wire fee and a $35 foreign wire fee. Your bank also may charge a fee for wires.

EFT

■
Additional purchases on a regular basis may be deducted electronically from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or log on to usaa.com or call (800) 531-USAA (8722) to add them.

USAA Brokerage Services

■
To purchase new and additional shares or to request a redemption in your USAA brokerage account, log on to usaa.com or call USAA Brokerage Services at (800) 531-USAA (8722) for instructions. Any purchase or redemption request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to the applicable policies and procedures.

Adviser Shares:

Check with your financial intermediary for its policies on redemptions.

Shares purchased through a financial intermediary should be redeemed through the financial intermediary. Normally, a Fund transmits proceeds to intermediaries for redemption orders received in proper form on the next business day after receipt. Under certain circumstances and when deemed to be in a Fund’s best interests, proceeds

Prospectus | 22

may not be sent to intermediaries for up to seven days after receipt of the redemption order.

EXCHANGES

EXCHANGE PRIVILEGE

The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided the shares to be acquired are offered in your state of residence.

Exchanges made through the USAA self-service telephone system and the Internet require an ESA on file. After we receive the exchange orders, the Fund’s transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined pursuant to the procedures set forth herein. See section on Effective Date for additional information. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of these shares when they are exchanged.

If your shares are held in your USAA brokerage account, please contact USAA Brokerage Services regarding exchange policies. These shares will become part of your USAA brokerage account, and any exchange request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to the applicable policies and procedures.

The Fund has undertaken certain authentication procedures regarding telephone transactions as previously described. In addition, the Fund reserves the right to terminate or change the terms of an exchange offer.

23 | USAA GNMA Trust

OTHER IMPORTANT INFORMATION ABOUT PURCHASES AND REDEMPTIONS

ACCOUNT BALANCE

USAA Shareholder Account Services may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any UGMA/ UTMA account; (3) all (non-IRA) money market fund accounts; (4) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (5) all IRA accounts (for the first year the account is open).

EXCESSIVE SHORT-TERM TRADING

The USAA Funds generally are not intended as short-term investment vehicles (except for the money market funds, the USAA Short-Term Bond Fund, the USAA Ultra Short-Term Bond Fund, and the USAA Tax Exempt Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as “market timing.”

Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment or redemption by short-term traders. While there is no assurance that the USAA Funds can deter all excessive and short-term trading, the Board of Trustees of the USAA Funds has adopted the following policies (except for the money market funds, the USAA Short-Term Bond Fund, the USAA Ultra Short-Term Bond Fund, and the USAA Tax Exempt Short-Term Fund). These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing bona fide investors.

To deter such trading activities, the USAA Funds’ policies and procedures include:

■	Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

Prospectus | 24

■
Each fund may use a fair value pricing service or other model to assist in establishing the current value of foreign securities held by any of the USAA Funds. Fair value pricing is used to adjust for stale pricing that may occur between the close of certain foreign exchanges or markets and the time the USAA Funds calculate their NAV. Using fair value pricing is intended to deter those trying to take advantage of time-zone differences in the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in the USAA Funds’ using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a fund’s NAV.

THE FUNDS’ RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS

The USAA Funds’ main safeguard against excessive short-term trading is their right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Funds deem that certain excessive short-term trading activities are not in the best interest of the fund because such activities can hamper the efficient management of the fund. Generally, persons who engage in an “in and out” (or ”out and in”) transaction within a 30-day period will violate the USAA Funds’ policy if they engage in another “in and out” (or “out and in”) transaction in the same fund within 90 days. The Funds also reserve the right to restrict future purchases or exchanges if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption or exchange. Finally, the Funds reserve the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of a fund.

The following transactions are exempt from the excessive short-term trading activity policies described above:

■	Transactions in the money market funds, USAA Short-Term Bond Fund, the USAA Ultra Short-Term Bond Fund, and USAA Tax Exempt Short-Term Fund;

■	Purchases and sales pursuant to automatic investment or withdrawal plans;

■	Purchases and sales made through USAA Strategic Fund Adviser®, USAA Private Investment Management®, USAA 529 College Savings PlanTM, USAA Federal Savings Bank Trust Department, USAA Global

25 | USAA GNMA Trust

Opportunities Portfolio, USAA Managed Portfolios, or other designated USAA managed investment accounts;

■	Purchases and sales of the USAA Institutional shares by the USAA Target Retirement Funds; and

■	Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to a fund.

If a person is classified as having engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all USAA Funds.

The USAA Funds rely on the transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that its monitoring activities will successfully detect or prevent all excessive short-term trading. The Funds or the transfer agent may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time.

The USAA Funds seek to apply these policies and procedures uniformly to all investors; however, some investors purchase shares of USAA Funds through financial intermediaries that establish omnibus accounts to invest in the USAA Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The USAA Funds subject to the short-term trading policies generally treat these omnibus accounts as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the Funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request and/or monitor for excessive trading. For those omnibus accounts for which we have entered into agreements to monitor excessive trading or provide underlying trade information, the financial intermediary or USAA Funds will review net activity in these omnibus accounts for activity that indicates potential excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for

Prospectus | 26

individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.

We also may rely on the financial intermediary to review for and identify underlying trading activity for individual accounts engaged in excessive short-term trading activity, and to restrict, limit, or terminate trading privileges if the financial intermediary’s policies are determined by us to be at least as stringent as the USAA Funds’ policy. For shares purchased through financial intermediaries there may be additional or more restrictive policies. You may wish to contact your financial intermediary to determine the policies applicable to your account.

Because of the increased costs to review underlying trading information, the USAA Funds will not enter into agreements with every financial intermediary that operates an omnibus account. The USAA Funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds and can terminate such agreements at any time.

OTHER FUND RIGHTS

The Fund reserves the right to:

■	Reject or restrict purchase or exchange orders when in the best interest of the Fund;

■	Limit or discontinue the offering of shares of the Fund without notice to the shareholders;

■	Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;

■
Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the SAI contains information on acceptable guarantors);

■	Redeem an account with less than $250, with certain limitations; and

■	Restrict or liquidate an account when necessary or appropriate to comply with federal law.

27 | USAA GNMA Trust

MULTIPLE CLASS INFORMATION

The Fund described in this prospectus is composed of multiple classes of shares. Each class has a common investment objective and investment portfolio. The classes have different fees, expenses and/or minimum investment requirements. The difference in the fee structures between the classes is primarily the result of their separate arrange-ments for shareholder and distribution services and performance fee arrangements. It is not the result of any difference in base advisory or custodial fee rate schedules or other expenses related to the management of the Fund's assets, which do not vary by class. Except as described below, the share classes have identical voting, dividend, liquidation and other rights, preferences, terms, and conditions. The primary differences between the classes are (a) each class may be subject to different expenses specific to that class; (b) each class has a different identifying designation or name; (c) each class has exclusive voting rights with respect to matters solely affecting that class; and (d) each class may have different purchase, exchange, and redemption privileges.

SERVICE, DISTRIBUTION, AND ADMINISTRATIVE FEES

Investment Company Act Rule 12b-1 permits mutual funds that adopt a written plan to pay certain expenses associated with the distribution of their shares out of fund assets. The Adviser Shares offered by this prospectus are subject to a 12b-1 plan. Under the plan, the Adviser Shares pay annual fees of 0.25% of the Fund’s average daily net assets attributable to the Adviser Shares to the distributor for distribution and individual shareholder services, including past distribution services. The distributor pays all or a portion of such fees to financial intermediaries that make the Adviser Shares available for investment by their customers. Because these fees may be used to pay for services that are not related to prospective sales of the Fund, the Adviser Shares may continue to make payments under the plan even if the Fund terminates the sale of Adviser Shares to investors. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment in the Adviser Shares and may cost you more than paying other types of sales charges. For additional information about the plan and its terms, see Multiple Class Structure in the SAI.

Prospectus | 28

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

Certain financial intermediaries perform recordkeeping and administrative services for their clients with respect to their investments in the Fund that would otherwise be performed by the Fund’s transfer agent. In some circumstances, we will pay such service providers a fee for performing those services. Also, we and the Fund’s distributor may make payments to intermediaries for various additional services, other expenses and/or the financial intermediaries’ distri-bution of a Fund. Such payments may be made for one or more of the following: (1) distribution, which may include expenses incurred by financial intermediaries for their sales activities with respect to a Fund, such as preparing, printing, and distributing sales literature and advertising materials and compensating registered representatives or other employees of such financial intermediaries for their sales activities, as well as the opportunity for a Fund to be made available by such financial intermediaries; (2) shareholder services, such as providing individual and custom investment advisory services to clients of the financial intermediaries; and (3) marketing and promotional services, including business planning assistance, educating personnel about a Fund, and sponsorship of sales meetings, which may include covering costs of providing speakers. The distributor may sponsor seminars and conferences designed to educate financial intermediaries about a Fund and may cover the expenses associated with attendance at such meetings, including travel costs. These payments and activities are intended to educate financial intermediaries about a Fund and help defray the costs associated with offering a Fund. These payments may create a conflict of interest by influencing the financial intermediary to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information. The amount of any payments described by this paragraph is determined by us or the distributor, and all such amounts are paid out of the available assets of the advisor and distributor and do not affect the total expense ratio of a Fund.

SHAREHOLDER INFORMATION

SHARE PRICE CALCULATION

The price at which you purchase and redeem Fund shares is equal to the NAV per share determined on the effective date of the purchase or redemption. The NAV per share is calculated by adding the value

29 | USAA GNMA Trust

of the Fund’s assets (i.e., the value of its investment in the Fund and other assets), deducting liabilities, and dividing by the number of shares outstanding. Fund shares may be purchased and sold at the NAV per share without a sales charge. The Fund’s NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

VALUATION OF SECURITIES

Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board of Trustees. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to price securities when, in the Service’s judgment, these prices are readily available and are representative of the securities’ market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers in securities; and general market conditions. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by us under valuation procedures approved by the Fund’s Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund’s NAV to be more reliable than it otherwise would be.

Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

Prospectus | 30

For additional information on how securities are valued, see Valuation of Securities in the Fund’s SAI.

DIVIDENDS AND OTHER DISTRIBUTIONS

Net investment income is accrued daily and paid monthly. Dividends begin accruing on shares purchased the day following the effective date and continue to accrue to the effective date of redemption. Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

We will automatically reinvest all income dividends and capital gain distributions in additional shares of the Fund unless you request to receive these distributions by way of EFT. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any income dividends or capital gain distributions made by the Fund will reduce the NAV per share by the amount of the dividends or other distributions on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any dividend or other distribution. Some or all of these distributions are subject to taxes. We will invest in your account any dividend or other distribution payment returned to us by your financial institution at the current NAV per share.

TAXES

This tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. A 15% maximum federal income tax rate will apply to individual shareholders through December 31, 2012, for (1) gains on redemptions of Fund shares held for more than one year and (2) the Fund’s distributions from net gains on the sale or exchange of the Fund’s capital assets held for more than one year and from the Fund’s qualified dividend income, which consists of dividends received from domestic corporations and certain foreign corporations assuming certain holding period and other requirements are met by the Fund and the shareholder. Because each investor’s tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

31| USAA GNMA Trust

Distributions from the Fund and gains recognized from the sales or other dispositions of Fund shares will be subject to a 3.8% U.S. federal Medicare contribution tax on “net investment income,” beginning in 2013, for individuals with incomes exceeding $200,000 (or $250,000 if married and filing jointly).

■ Shareholder Taxation

Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares.

Regardless of the length of time you have held Fund shares, distributions of net capital gain (i.e., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as long-term capital gains whether received in cash or reinvested in additional shares. These gains will qualify for a reduced capital gains rate for shareholders who are individuals.

■ Withholding

Federal law requires the Fund to withhold (referred to as “backup withholding”) and remit to the U.S. Treasury 28% of (1) taxable net investment income dividends, realized capital gain distributions, and proceeds of redemptions otherwise payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any such shareholder who:

■     Underreports dividend or interest income, or

■     Fails to certify that he or she is not subject to backup withholding.

To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund’s transfer agent that your taxpayer identification number is correct and you currently are not subject to backup withholding.

■ Reporting

The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

Prospectus | 32

SHAREHOLDER MAILINGS

■ Householding

Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund’s most recent financial reports and prospectus even if you or a family member owns more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please contact us and we will begin your individual delivery within 30 days of your request.

■ Electronic Delivery

Log on to usaa.com and sign up to receive your statements, confirmations, financial reports, and prospectuses via the Internet instead of through the mail.

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the financial performance of the Fund Shares and Advisers Shares for the Fund over the past five years or since inception. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor in Fund Shares or Adviser Shares would have earned (or lost) on an investment in the Fund (assuming reinvestment of all income dividends and capital gain distributions).

The information in the financial highlights has been derived from the financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request.

33| USAA GNMA Trust

GNMA TRUST FUND SHARES

	Year Ended May 31,
	2011	2010		2009	2008	2007
Net asset value at beginning of period	$10.19	$9.97		$9.64	$9.45	$9.32
Income (loss) from investment operations:
Net investment income	.38	.38		.43	.45	.44
Net realized and unrealized gain (loss)	.11	.22		.33	.19	.13
Total from investment operations	.49	.60		.76	.64	.57
Less distributions from:
Net investment income	(.38)	(.38)		(.43)	(.45)	(.44)
Net asset value at end of period	$10.30	$10.19		$9.97	$9.64	$9.45
Total return (%)*	4.89	6.15	(b)	8.05	6.94	6.25	(a)
Net assets at end of period (000)	$604,893	$609,919		$564,253	$513,665	$504,626
Ratios to average net assets:**
Expenses (%)(c)	.42	.43	(b)	.55	.51	.52	(a)
Net investment income (%)	3.71	3.79		4.38	4.74	4.69
Portfolio turnover (%)	19	27		20	11	14

*    Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return.

** For the year ended May 31, 2011, average net assets were $609,712,000.
(a)  For the year ended May 31, 2007, SAS voluntarily reimbursed the Fund Shares for a portion of the transfer agent’s fees incurred. The reimbursement had no effect on the Fund Shares' total return or ratio of expenses to average net assets.

(b)  During the year ended May 31, 2010, SAS reimbursed the Fund Shares $31,000 for corrections in fees paid for the administration and servicing of certain accounts. The effect of this reimbursement on the Fund Shares' total return was less than 0.01%. The reimbursement decreased the Fund Shares' expense ratios by less than 0.01%. This decrease is excluded from the expense ratios above.

(c)  Reflects total operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%. This decrease is excluded from the expense ratios above.

Prospectus | 34

GNMA TRUST FUND ADVISER SHARES

Period Ended May 31,
2011***
Net asset value at beginning of period	$10.30
Income (loss) from investment operations:
Net investment income	.27
Net realized and unrealized gain	(.01)
Total from investment operations	.26
Less distributions from:
Net investment income	(.27)
Net asset value at end of period	$10.29
Total return (%)*	2.58
Net assets at end of period (000)	$5,047
Ratios to average net assets:**(a)
Expenses (%)(b)	.90
Expenses, excluding reimbursements (%)(b)	1.39
Net investment loss (%)	3.21
Portfolio turnover (%)	19

*      Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.

** For the year ended May 31, 2011, average net assets were $4,666,000.
*** Adviser Shares were initiated on August 1, 2010.
(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(b)    Reflects total operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares’ expenses paid indirectly decreased the expense ratios by less than 0.01%.

35| USAA GNMA Trust

NOTES

Prospectus | 36

37| USAA GNMA Trust

Prospectus | 38

39| USAA GNMA Trust

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Funds. The SAI has been filed with the SEC and is incorporated by reference to and legally a part of this prospectus.
In each Fund’s annual report, you will find a discussion of
the market conditions and investment strategies that significantly
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[USAA EAGLE LOGO (R)]
We know what it means to serve. (R)                                                                                     [RECYCLED GRAPHIC]

23449-1011                                       Investment Company Act File No. 811-7852                                   ©2011, USAA. All rights reserved.

Part A

The Prospectus for the Treasury Money Market Fund

is included herein

[USAA EAGLE LOGO (R)]

PROSPECTUS
USAA TREASURY MONEY MARKET TRUST(R)
TICKER SYMBOL: UATXX
OCTOBER 1, 2011

[GRAPHIC OMITTED]

As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of this Fund’s shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Investment Objective	1
Fees and Expenses	1
Principal Investment Strategy	2
Principal Risks	2
Performance	3
Investment Adviser	4
Portfolio Manager(s)	4
Purchase and Sale of Shares	4
Tax Information	4
Payments to Broker-Dealers and
Other Financial Intermediaries	5
Investment Objective	6
Principal Investment Strategy	6
Risks	8
Portfolio Holdings	9
Fund Management	9
Portfolio Manager(s)	10
Purchases and Redemptions	11
Exchanges	16
Other Important Information
About Purchases and Redemptions	17
Shareholder Information	18
Financial Highlights	21

INVESTMENT OBJECTIVE

The USAA Treasury Money Market Trust (the Fund) has an investment objective of providing investors maximum current income while maintaining the highest degree of safety and liquidity.

FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses are based on expenses incurred during the Fund’s most recently completed fiscal year.

Shareholder Fees (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.13%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.35%
Total Annual Operating Expenses	0.48%

Example

This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund’s operating expenses remain the same, and (3) you redeem all of your shares at the end of the periods shown.

1 Year	3 Years	5 Years	10 Years
$49	$154	$269	$604

1 | USAA Treasury Money Market Trust

PRINCIPAL INVESTMENT STRATEGY

The Fund’s principal investment strategy is to normally invest at least 80% of its assets in U.S. government securities with maturities of 397days or less, which include U.S. Treasury bills, notes, and bonds; repurchase agreements collateralized by such obligations; and other obligations of the U.S. Treasury. The 80% policy may be changed upon at least 60 days’ notice to shareholders.

PRINCIPAL RISKS

An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in this Fund.

Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. The Fund is actively managed and the investment techniques and risk analyses used by the Fund’s manager may not produce the desired results. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in this Fund.

The Fund also is subject to the possibility that the value of its investments will fluctuate because of changes in interest rates or other market factors. If interest rates increase, the yield of the Fund may increase, which would likely increase its total return. If interest rates decrease, the yield of the Fund may decrease, which may decrease its total return.

Credit risk should be very low for the Fund because it invests primarily in securities that are considered to be of high quality. However, there is the possibility that a borrower cannot make timely interest and principal payments on its securities or that negative perceptions of

Prospectus | 2

the issuer’s ability to make such payments will cause the price of that security to decline.

PERFORMANCE

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart illustrates the Fund's volatility and performance from year to year for each full calendar year over the past 10 years. The table shows the Fund's average annual total returns for the periods indicated.

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. For the most current price, total return, and yield information for this Fund, log on to usaa.com or call (800) 531-USAA (8722).

 RISK/RETURN BAR CHART
Annual Returns for Periods Ended December 31

CALENDER YEAR	TOTAL RETURNS
2010	0.00%
2009	0.00%
2008	1.34%
2007	4.47%
2006	4.53%
2005	2.75%
2004	0.91%
2003	0.77%
2002	1.33%
2001	3.80%

SIX-MONTH YTD TOTAL RETURN
0.00% (6/30/11)
BEST QUARTER*	WORST QUARTER*
1.35% 1st Qtr. 2001	0.00% 4th Qtr. 2010
* Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

3 | USAA Treasury Money Market Trust

AVERAGE ANNUAL TOTAL RETURNS
For Periods Ended December 31, 2010

			Since
			Inception
1 Year	5 Years	10 Years	02/01/91
0.00%	1.88%	1.69%	3.28%

INVESTMENT ADVISER

USAA Investment Management Company (IMCO)

PORTFOLIO MANAGER(S)

Anthony M. Era, Jr., Vice President of Money Market Funds, has managed the Fund since October 2006.

PURCHASE AND SALE OF SHARES

You may purchase or redeem shares of the Fund on any business day through our website at usaa.com or mobile.usaa.com; by mail at P.O. Box 659453, San Antonio, Texas 78288-9825; by telephone (800) 531-USAA (8722); or by fax to (800) 292-8177. Shares may be purchased by electronic funds transfer (EFT), by check, or by bank wire. You may receive redemption proceeds by EFT, check, or bank wire.

The minimum initial purchase is $3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs]. The minimum subsequent investment is $50. No initial investment is required if you elect to have monthly electronic investments of at least $50 per transaction, per account.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you invest through an IRA, 401(k) plan, or other tax-deferred account.

Prospectus | 4

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

5 | USAA Treasury Money Market Trust

USAA Investment Management Company (IMCO) manages this Fund. For easier reading, IMCO may be referred to as “we” or “us” throughout the prospectus.

INVESTMENT OBJECTIVE

■     What is the Fund’s investment objective?

The Fund has an investment objective of providing investors maximum current income while maintaining the highest degree of safety and liquidity. The Fund’s Board of Trustees may change this investment objective without shareholder approval.

PRINCIPAL INVESTMENT STRATEGY

■	What is the Fund’s principal investment strategy?

The Fund’s principal investment strategy is to normally invest at least 80% of its assets in U.S. government securities with maturities of 397 days or less, which include U.S. Treasury bills, notes, and bonds; repurchase agreements collateralized by such obligations; and other obligations of the U.S. Treasury.

■      May the Fund’s assets be invested in any other types of U.S. government securities?

Yes. We may invest the remainder of the Fund’s total assets in other obligations that have been backed by the full faith and credit of the U.S. government, including, but not limited to, securities issued by any of the following agencies and instrumentalities:

❖	General Services Administration

❖	Government National Mortgage Association

❖	Overseas Private Investment Corporation

❖	Rural Electrification Administration

❖	Small Business Administration

❖	Federal Financing Bank

❖	Repurchase agreements collateralized by such obligations

Prospectus | 6

In addition, the Fund may invest up to 5% of its net assets in illiquid securities, which generally are securities that the Fund cannot expect to sell or dispose of in the ordinary course of business within seven days at approximately the value ascribed to such securities.

■ Will the Fund always maintain a net asset value (NAV) of $1 per share?

While we will endeavor to maintain a constant Fund NAV of $1 per share, there is no assurance that we will be able to do so. Remember, the shares are neither insured nor guaranteed by the U.S. government. As such, the Fund carries some risk.

There also is a risk that rising interest rates will cause the value of the Fund’s securities to decline. Certain of the securities in which the Fund may invest pay interest at a rate that is periodically adjusted, referred to as adjustable rate securities. We attempt to minimize this interest rate risk by limiting the maturity of each security to 397 days or less and by maintaining a dollar-weighted average portfolio maturity for the Fund of 60 days or less and a weighted average life of 120 days or less. The maturity of each security is calculated based upon Securities and Exchange Commission (SEC) guidelines.

■      Will any portion of the Fund’s dividends be exempt from state personal income taxes?

Possibly. Under federal law, the income received from obligations issued by the U.S. government and certain of its agencies and instrumentalities is exempt from state personal income taxes. Many states that impose a personal income tax permit mutual funds to pass this tax exemption through to you as a shareholder of the Fund.

We anticipate that some portion of the dividends paid to shareholders residing in these states will qualify for this exemption from state taxation. We urge you to consult your own tax adviser about the status of distributions from the Fund in your own state and locality.

■	How are the decisions to buy and sell securities made?

We evaluate securities in the marketplace based on the Fund’s objective of maximizing current income while maintaining the highest degree of safety and liquidity. For the Treasury Money Market Trust, this process is facilitated by purchasing only full faith and credit obligations of the U.S. government or repurchase agreements collateralized by such securities. On any given day, we evaluate the

7 | USAA Treasury Money Market Trust

government securities market compared to the repurchase agreement market to decide which provides the most value to the shareholder.

TEMPORARY DEFENSIVE STRATEGY

The Fund may, from time to time, take temporary defensive positions that are consistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. The effect of taking such a temporary defensive position is that the Fund may not achieve its investment objective.

RISKS

Credit Risk: Credit risk should be very low for the Fund because it invests primarily in securities that are considered to be of high quality. However, there is t he possibility that a borrower cannot make timely interest and principal payments on its securities or that negative perceptions of the issuer’s ability to make such payments will cause the price of that security to decline.

Interest Risk: The possibility that the value of the Fund’s investments will fluctuate because of changes in interest rates.

❖	If interest rates increase, the yield of the Fund may increase, which would likely increase the Fund’s total return.

❖	If interest rates decrease, the yield of the Fund may decrease, which would likely decrease the Fund’s total return.

Liquidity Risk: Liquidity risk is the risk that the Fund’s investment generally cannot be disposed of in the ordinary course of business, seven days or less, at approximately the same value at which the Fund has valued the investment.

Management Risk: Because the Fund is actively managed, it is subject to management risk and there is no guarantee that the investment techniques and risk analyses used by the Fund’s manager(s) will produce the desired results.

Other Risks: Money market funds are sometimes confused with savings accounts. A savings account is a deposit with a bank. The bank is obligated to return the amount deposited and to pay you interest for the use of your money. Up to a certain amount, the FDIC will insure that the bank meets its obligations.

Prospectus | 8

This Fund is not a savings account but, rather, is a money market mutual fund that issues and redeems its shares at the Fund’s per share NAV. The Fund always seeks to maintain a constant NAV of $1 per share. Just as a savings account pays interest on the amount deposited, the Fund pays dividends on the shares you own. If these dividends are reinvested in the Fund, the value of your account may grow over time.

ADDITIONAL INFORMATION

This prospectus doesn’t tell you about every policy or risk of investing in the Fund. For additional information about the Fund’s investment policies and the types of securities in which the Fund’s assets may be invested, you may want to request a copy of the SAI (the back cover tells you how to do this).

PORTFOLIO HOLDINGS

The Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities are available in the Fund’s SAI, which is available upon request. Information relating to portfolio holdings of money market funds, as well as their dollar-weighted average maturity and weighted average life, will be posted to usaa.com five business days after the end of each month and will remain posted on the website for six months thereafter. In addition, money market funds will report certain information to the SEC monthly on Form N-MFP, including the Fund’s portfolio holdings and other pricing information, which will be made public 60 days after the end of the month to which the information pertains.

FUND MANAGEMENT

IMCO serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825. We had approximately $94 billion in total assets under management as of August 31, 2011.

We provide investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, we are responsible for managing the Fund’s portfolio (including placement of brokerage orders), subject to the authority of and supervision by the Fund’s Board of Trustees. A discussion regarding the basis of the Board of Trustees’

9 | USAA Treasury Money Market Trust

approval of the Fund’s Advisory Agreement is available in the Fund’s annual report to shareholders for the periods ended May 31.

The Fund is authorized, although we have no present intention of utilizing such authority, to use a “manager-of-managers” structure. We could select (with approval of the Fund’s Board of Trustees and without shareholder approval) one or more subadvisers to manage the actual day-today investment of the Fund’s assets. We would monitor each subadviser’s performance through quantitative and qualitative analysis and periodically report to the Fund’s Board of Trustees as to whether each subadviser’s agreement should be renewed, terminated, or modified. We also would be responsible for allocating assets to the subadvisers. The allocation for each subadviser could range from 0% to 100% of the Fund’s assets, and we could change the allocations without shareholder approval.

For our services, the Fund pays us an investment management fee. The fee, which is accrued daily and paid monthly, is equal to an annualized rate of one-eighth of one percent (0.125%) of the Fund’s average net assets.

We have voluntarily agreed, on a temporary basis, to limit the Fund’s annual expenses and attempt to prevent a negative yield. We can modify or terminate this arrangement at any time. The reimbursement for the fiscal year ended May 31, 2011, was greater than the Fund’s total management fee.

In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services (SAS), provides transfer agency services to the Fund. The Funds or the Funds’ transfer agent may enter into agreements with third parties (Servicing Agents) to pay such Servicing Agents for certain administrative and servicing functions.

PORTFOLIO MANAGER(S)

Anthony M. Era, Jr., Vice President of Money Market Funds, has managed the Fund since October 2006. He has 25 years of investment management experience and has worked for IMCO for 24 years. Education: B.A., Creighton University, Omaha, Nebraska; M.B.A., University of Texas at San Antonio. Mr. Era is a member of the CFA Institute and the CFA Society of San Antonio.

Prospectus | 10

PURCHASES AND REDEMPTIONS

OPENING AN ACCOUNT

You may open an account and make purchases on the Internet, by telephone, or by mail, as described below. If opening by mail, you should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account, or we may open your account and take certain actions without prior notice to you, including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated net asset value (NAV). We prohibit opening accounts for, including but not limited to, foreign financial institutions, shell banks, correspondent accounts for foreign shell banks, and correspondent accounts for foreign financial institutions. A “foreign shell bank” is a foreign bank without a physical presence in any country. A “correspondent account” is an account established for a foreign bank to receive deposits from, or to make payments or other disbursements on behalf of, the foreign bank, or to handle other financial transactions related to such foreign bank.

To purchase shares through your USAA brokerage account, please contact USAA Brokerage Services directly. These shares will become part of your USAA brokerage account and will be subject to the applicable policies and procedures. Additional fees also may apply.

If Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. A distribution fee may apply to all full IRA distributions, except for those due to death, disability, divorce, or transfer to other USAA lines of business. Partial IRA distributions are not charged a distribution fee. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund

11 | USAA Treasury Money Market Trust

through a broker or other investment professional. For more information on these fees, check with your investment professional.

TAXPAYER IDENTIFICATION NUMBER

Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding required by the Internal Revenue Code. See the section on Taxes for additional tax information.

EFFECTIVE DATE

When you make a purchase, your purchase price will be the NAV per share next determined after we or the financial intermediary receive your request in proper form (e.g., complete, signed application and payment). The Fund’s NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern time) of the New York Stock Exchange (NYSE) each day it is open for trading. If we or the financial intermediary receive your purchase request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we or the financial intermediary receive your purchase request or payment after that time, the purchase will be effective on the next business day.

The Fund or its distributor or transfer agent may enter into agreements with third parties (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for Fund shares on the Fund’s behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund’s NAV next computed after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.

MINIMUM INITIAL PURCHASE

$3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs].

Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

Prospectus | 12

ADDITIONAL PURCHASES

$50 minimum per transaction, per account. (Except on transfers from brokerage accounts, which are exempt from the minimum.)

AUTOMATIC INVESTING

No initial investment if you elect to have monthly electronic investments of at least $50 per transaction, per account.

There are no minimum initial or subsequent purchase payment amounts for investments in the Fund through USAA Strategic Fund Adviser®, USAA Private Investment Management®, USAA 529 College Savings PlanTM, USAA Federal Savings Bank Trust Department, USAA Global Opportunities Portfolio, USAA Managed Portfolios, or other designated USAA managed investment accounts. In addition, the Fund may waive or lower purchase minimums in other circumstances.

PAYMENT

If you plan to purchase Fund shares with a check, money order, traveler’s check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler’s checks, or other similar instruments. In addition, we do not accept cash or coins.

In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (e.g., if the NYSE is closed or when permitted by order of the SEC).

REDEEMING AN ACCOUNT

You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in proper form. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern time), your redemption will be effective on the next business day.

We will send your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by electronic funds transfer (EFT) or check is sent after the EFT or check has cleared, which could take up to seven days from the purchase date. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on

13 | USAA Treasury Money Market Trust

the difference between your cost basis in the shares originally purchased and the proceeds you receive upon their redemption.

BUYING AND SELLING FUND SHARES

INTERNET – USAA.COM

■
To establish access to your account, log on to usaa.com and click on “register now” or call (800) 759-8722. Once you have established Internet access to your account, you may use your personal computer, web-enabled telephone, or PDA to perform certain mutual fund transactions by accessing our website. You will be able to open and fund a new mutual fund account, make purchases, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

MOBILE ACCESS – MOBILE.USAA.COM

■	Using your web-enabled telephone, you may review account activity, check balances, and make purchases and redemptions.

USAA SELF-SERVICE TELEPHONE SYSTEM (800) 531-USAA (8722)

■
In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you may use our USAA self-service telephone system to access your Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file.

TELEPHONE

■	Call toll free (800) 531-USAA (8722) to speak with a member service representative. Our hours of operation are Monday – Friday, 7:30 a.m. to 10 p.m. CT and Saturday, 8 a.m. to 5 p.m. CT.

Telephone redemption privileges are established automatically when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to

Prospectus | 14

the address of record or by electronic delivery to your designated e-mail address.

FAX

■	Send a signed fax with your written redemption instructions to (800) 292-8177.

MAIL

■	If you would like to open an account or request a redemption by mail, send your application and check or written instructions to:

Regular Mail:
USAA Investment Management Company
P.O. Box 659453
San Antonio, TX 78265-9825

Registered or Express Mail:
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, TX 78240

BANK WIRE

■
To add to your account or request a redemption by bank wire, visit us at usaa.com or call (800) 531-USAA (8722) for instructions. This helps to ensure that your account will be credited or debited promptly and correctly.  If you sell shares and request your money by wire transfer, there is a $20 domestic wire fee and a $35 foreign wire fee. Your bank also may charge a fee for wires.

EFT

■
Additional purchases on a regular basis may be deducted electronically from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or log on to usaa.com or call (800) 531-USAA (8722) to add them.

USAA BROKERAGE SERVICES

■
To purchase new and additional shares or to request a redemption in your USAA brokerage account, log on to usaa.com or call USAA Brokerage Services at (800) 531-USAA (8722) for instructions. Any purchase or redemption request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the

15 | USAA Treasury Money Market Trust

NAV per share determined for that day, subject to the applicable policies and procedures.

CHECKWRITING

■
You will not be charged for the use of checks or any subsequent reorders. You may write checks in the amount of $250 or more. Checks written for less than $250 may be returned unpaid. We reserve the right to assess a processing fee against your account for any redemption check not honored by a clearing or paying agent. Because the value of your account changes daily as dividends accrue, you may not write a check to close your account.

EXCHANGES

EXCHANGE PRIVILEGE

The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided the shares to be acquired are offered in your state of residence.

Exchanges made through the USAA self-service telephone system and the Internet require an ESA on file. After we receive the exchange orders, the Fund’s transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined pursuant to the procedures set forth herein. See section on Effective Date for additional information. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of these shares when they are exchanged.

If your shares are held in your USAA brokerage account, please contact USAA Brokerage Services regarding exchange policies. These shares will become part of your USAA brokerage account, and any exchange request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to the applicable policies and procedures.

The Fund has undertaken certain authentication procedures regarding telephone transactions as previously described. In addition, the Fund

Prospectus | 16

reserves the right to terminate or change the terms of an exchange offer.

OTHER IMPORTANT INFORMATION ABOUT PURCHASES AND REDEMPTIONS

ACCOUNT BALANCE

USAA Shareholder Account Services may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any UGMA/ UTMA account; (3) all (non-IRA) money market fund accounts; (4) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (5) all IRA accounts (for the first year the account is open).

EXCESSIVE SHORT-TERM TRADING

At this time, the Fund’s Board of Trustees has not adopted policies designed to prevent excessive short-term trading activity for this Fund because the Fund is designed to accommodate short-term investment activity, including checkwriting by shareholders. The Fund does reserve the right to reject any purchase or exchange order if in the best interest of the Fund, but, at this time, has not designated categories of short-term trading activity as detrimental to the Fund. In the future, the Fund can adopt such procedures if it determines certain patterns of activity are detrimental to this Fund.

OTHER FUND RIGHTS

The Fund reserves the right to:

■	Reject or restrict purchase or exchange orders when in the best interest of the Fund;

■	Limit or discontinue the offering of shares of the Fund without notice to the shareholders;

■	Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;

17 | USAA Treasury Money Market Trust

■
Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the SAI contains information on acceptable guarantors);

■	Redeem an account with less than $250, with certain limitations;

■	Restrict or liquidate an account when necessary or appropriate to comply with federal law; and

■	Suspend redemptions as provided under SEC rules applicable to money market funds.

SHAREHOLDER INFORMATION

SHARE PRICE CALCULATION

The price at which you purchase and redeem Fund shares is equal to the NAV per share determined on the effective date of the purchase or redemption. The NAV per share is calculated by adding the value of the Fund’s assets (i.e., the value of its investment in the Fund and other assets), deducting liabilities, and dividing by the number of shares outstanding. Fund shares may be purchased and sold at the NAV per share without a sales charge. The Fund’s NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

VALUATION OF SECURITIES

Securities held in the Fund are valued at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

Securities for which amortized cost valuations are considered unreliable or whose values have been materially affected by a significant event are valued in good faith at fair value, using methods determined by us, under valuation procedures and procedures to stabilize net asset value approved by the Fund’s Board of Trustees.

For additional information on how securities are valued, see Valuation of Securities in the Fund’s SAI.

DIVIDENDS AND OTHER DISTRIBUTIONS

Net investment income is accrued daily and paid monthly. Daily dividends are declared at the time the NAV per share is calculated.

Prospectus | 18

When buying fund shares through a federal funds wire, however, you can begin earning dividends immediately on the day your instructions to purchase are received if you pay for your purchase by bank wire transfer prior to 10:30 a.m. Eastern time on the same day. Dividends continue to accrue to the effective date of redemption. If you redeem shares with a same day wire request before 10:30 a.m. Eastern time, however, the shares will not earn dividends that same day.

Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax. When you choose to receive cash dividends monthly, we will send you those funds that have accrued during the month after the payment date. We will invest in your account any dividend or other distribution payment returned to us by your financial institution at the current NAV per share.

TAXES

This tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. A 15% maximum federal income tax rate will apply to individual shareholders through December 31, 2012, for (1) gains on redemptions of Fund shares held for more than one year and (2) the Fund’s distributions from net gains on the sale or exchange of the Fund’s capital assets held for more than one year and from the Fund’s qualified dividend income, which consists of dividends received from domestic corporations and certain foreign corporations assuming certain holding period and other requirements are met by the Fund and the shareholder. Because each investor’s tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

Distributions from the Fund and gains recognized from the sales or other dispositions of Fund shares will be subject to a 3.8% U.S. federal Medicare contribution tax on “net investment income,” beginning in 2013, for individuals with incomes exceeding $200,000 (or $250,000 if married and filing jointly).

■ Shareholder Taxation

Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable

19 | USAA Treasury Money Market Trust

to you as ordinary income, whether received in cash or reinvested in additional shares.

Regardless of the length of time you have held Fund shares, distributions of net capital gain (i.e., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as long-term capital gains whether received in cash or reinvested in additional shares. These gains will qualify for a reduced capital gains rate for shareholders who are individuals.

■ Withholding

Federal law requires the Fund to withhold (referred to as “backup withholding”) and remit to the U.S. Treasury 28% of (1) taxable net investment income dividends, realized capital gain distributions, and proceeds of redemptions otherwise payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any such shareholder who:

■     Underreports dividend or interest income, or

■     Fails to certify that he or she is not subject to backup withholding.

To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund’s transfer agent that your taxpayer identification number is correct and you currently are not subject to backup withholding.

■ Reporting

The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

SHAREHOLDER MAILINGS

■ Householding

Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund’s most recent financial reports and prospectus even if you or a family member owns more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please contact us and we will begin your individual delivery within 30 days of your request.

Prospectus | 20

■ Electronic Delivery

Log on to usaa.com and sign up to receive your statements, confirmations, financial reports, and prospectuses via the Internet instead of through the mail.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all income dividends and capital gain distributions).

The information in the financial highlights has been derived from the financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request.

21 | USAA Treasury Money Market Trust

TREASURY MONEY MARKET TRUST

	Year Ended May 31,
	2011		2010		2009		2008		2007
Net asset value at beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00
Income (loss) from investment operations:
Net investment income	.00	(c)	.00	(c)	.01		.03		.05
Less distributions from:
Net investment income	.00	(c)	.00	(c)	(.01)		(.03)	(a)	(.05)
Net asset value at end of period	$1.00		$1.00		$1.00		$1.00		$1.00
Total return (%)*	.00	(a),(d)	.00	(a)(d)(e)	.50	(a)	3.32		4.83
Net assets at end of period (000)	$159,194		$171,758		$227,170		$219,467		$190,172
Ratios to average net assets:**
Expenses (%)(b)	.16	(a)	.14	(a),(d)	.31	(a)	.43		.48
Expenses, excluding reimbursements (%)	.48	(a)	.45	(a),(e)	.44	(a)	.43		.48
Net investment income (%)	.00	(d)	.00	(d)	.46		3.21		4.72

*     Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the iMoneyNet reported return.

** For the year ended May 31, 2011, average nets assets were $172,929,000.
(a)  Effective December 1, 2008, the Manager has voluntarily agreed, on a temporary basis, to reimburse management, administrative, or other fees to limit the Fund’s expenses and attempt to prevent a negative yield.

(b) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund’s expenses paid indirectly decreased the expense ratios by less than 0.01%.
(c) Represents less than $0.01 per share.
(d) Represents less than 0.01%
(e)   During the year ended May 31, 2010, SAS reimbursed the Fund $8,000 for corrections in fees paid for the administration and servicing of certain accounts. The effect of this reimbursement on the Fund’s total return was less than 0.01%. The reimbursement decreased the Fund’s expense ratios by the less than 0.01%. This decrease is excluded from the expense ratios above.

Prospectus | 22

NOTES

23 | USAA Treasury Money Market Trust

9800 Fredericksburg Road
San Antonio, Texas 78288

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SAVE PAPER AND FUND COSTS
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Set your Document Preferences to USAA documents online

IIf you would like more information about the Funds, you
may call (800) 531-USAA (8722) to request a free copy of
the Funds’ statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the
Funds. The SAI has been filed with the SEC and is incorporated by reference to and legally a part of this prospectus.
In each Fund’s annual report, you will find a discussion of
the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal
year. The Funds’ annual and semiannual reports also may be
viewed, free of charge, on usaa.com. A complete description
of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the
Funds’ SAI. The SAI is not available on usaa.com because of
cost considerations and lack of investor demand.

To view these documents, along with other related documents, you may visit the EDGAR database on the SEC’s
website (www.sec.gov) or the Commission’s Public Reference
Room in Washington, DC. Information on the operation of
the Public Reference Room may be obtained by calling
(202) 551-8090. Additionally, copies of this information may be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@
sec.gov or by writing the Public Reference Section of the
Commission, Washington, DC 20549- 1520.

[USAA EAGLE LOGO (R)]
We know what it means to serve. (R)                                                                             [RECYCLED GRAPHIC]

23450-1011                                           Investment Company Act File No. 811-7852                       ©2011, USAA. All rights reserved.

Part A

The Prospectus for the Managed Allocation Fund

is included herein

[USAA EAGLE LOGO (R)]

PROSPECTUS
USAA MANANGED ALLOCATION FUND
TICKER SYMBOL: UMAFX
OCTOBER 1, 2011

[GRAPHIC OMITTED]

As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of this Fund’s shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Investment Objective	1
Fees and Expenses	1
Principal Investment Strategy	2
Principal Risks	2
Performance	5
Investment Adviser	5
Portfolio Manager(s)	5
Purchase and Sale of Shares	5
Tax Information	6
Payments to Broker-Dealers and
Other Financial Intermediaries	6
Investment Objective	7
Principal Investment Strategy	7
Risks	14
Portfolio Holdings	18
Fund Management	18
Portfolio Manager(s)	19
Purchases and Redemptions	20
Other Important Information
About Purchases and Redemptions	21
Shareholder Information	24
Financial Highlights	30

INVESTMENT OBJECTIVE

The USAA Managed Allocation Fund (the Fund) has an objective to seek to maximize total return, consisting primarily of capital appreciation.

FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses are based on expenses incurred during the Fund’s most recently completed fiscal year.

Shareholder Fees (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.60%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.15%
Acquired Fund Fees and Expenses	0.29%
Total Annual Operating Expenses	1.04%

Example

This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund’s operating expenses remain the same, and (3) you redeem all of your shares at the end of the periods shown.

1 Year	3 Years	5 Years	10 Years
$106	$331	$574	$1,271

1 | USAA Managed Allocation Fund

Portfolio Turnover

The Fund pays transaction costs, including commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes where fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

For the most recent fiscal year, the Fund’s portfolio turnover rate was 249% of the average value of its whole portfolio.

PRINCIPAL INVESTMENT STRATEGY

The Fund’s principal investment strategy is to invest primarily in U.S. and/or foreign (to include emerging markets) equity securities and fixed-income securities through investments in shares of other investment companies, including exchange-traded funds (ETFs), and in real estate securities, including real estate investment trusts (REITs). Consistent with its investment strategy, the Fund may at times invest directly in U.S. and/or foreign equity securities and fixed-income securities as well as futures contracts and hedge funds.

PRINCIPAL RISKS

Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. The Fund is actively managed and the investment techniques and risk analyses used by the Fund’s manager(s) may not produce the desired results. As with other mutual funds, losing money is a risk of investing in this Fund.

The Fund may change the allocation of its portfolio holdings on a fre-quent basis, which may result in a high portfolio turnover. In purchasing and selling securities in order to reallocate the portfolio, the Fund will pay more in brokerage commissions than it would without a reallocation policy. As a result, it also has less flexibility in the timing of purchases and sales of securities than it would otherwise. The Fund may have a higher proportion of capital gains and a lower return than a fund that does not have a reallocation policy.

Prospectus | 2

Some of the securities in the Fund’s portfolio may be subject to credit risk, which is the possibility that a borrower cannot make timely interest and principal payments on its securities. The Fund accepts some credit risk as a recognized means to enhance an investor’s return. Many issuers of high-yield securities have characteristics (including, but not limited to, high levels of debt, an untested business plan, significant competitive and technological challenges, legal, and political risks) which cast doubt on their ability to honor their financial obligations. They may be unable to pay dividends, interest when due, or return all of the principal amount of their debt obligations at maturity. All securities varying from the highest quality to very speculative have some degree of credit risk.

The Fund may invest in futures and options and other types of derivatives. Risks associated with derivatives include the risk that the derivative is not well-correlated with the security, index, or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could reduce potential returns or even cause losses to the Fund.

Because this Fund invests in stocks and other assets whose value is tied to stocks, it is subject to stock market risk, which is the possibility that the value of the Fund’s investments in stocks will decline regardless of the success or failure of a company’s operations. A company’s stock price in general may decline over short or even extended periods, regardless of the success or failure of a company’s operations. In addition, there is a possibility that the value of the Fund’s investments in foreign securities will decrease because of unique risks, such as currency exchange rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes.

ETFs, as investment companies, incur their own management and other fees and expenses, such as trustees’ fees, operating expenses,

3 | USAA Managed Allocation Fund

registration fees, and marketing expenses, a proportionate share of which would be borne by the Fund. As a result, an investment by the Fund in an ETF could cause the Fund’s operating expenses to be higher and, in turn, performance to be lower than if it were to invest directly in the securities underlying the ETF. In addition, the Fund will be indirectly exposed to all of the risk of securities held by the ETFs.

The Fund also is subject to the risk that the market value of the bonds in its portfolio will decline because of rising interest rates, adverse changes in supply and demand securities, or other market factors. Bond prices are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall and when interest rates fall, bond prices rise. The price volatility of a bond also depends on its maturity. Generally, the longer the maturity of a bond, the greater is its sensitivity to interest rates. To compensate investors for this higher interest rate risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities.

The Fund is nondiversified, which means that it may invest a greater percentage of its assets in a single issuer or a limited number of issuers. The securities of the Fund may be more sensitive to changes in the market value of a single issuer, a limited number of issuers, or large companies generally. Such a focused investment strategy may increase the volatility of the Fund’s investment results than a diversified fund.

There is a possibility that the Fund’s investment in real estate investment trusts will decrease because of a decline in real estate values. Investing in REITs may subject the Fund to many of the same risks associated with the direct ownership of real estate. Additionally, REITs are dependent upon the capabilities of the REIT manager(s), have limited diversification, and could be significantly impacted by changes in tax laws.

The Fund may change the allocation of its portfolio holdings on a frequent basis, which may result in high portfolio turnover. In purchasing and selling securities in order to reallocate the portfolio, the Fund will pay more in brokerage commissions than it would without a reallocation policy. The Fund may have a higher proportion of capital gains and a lower return than a fund that does not have a reallocation policy.

An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the

Prospectus | 4

Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

Performance history for the Fund will be available in the prospectus after the Fund has been in operation for one full calendar year.

INVESTMENT ADVISER

USAA Investment Management Company (IMCO)

PORTFOLIO MANAGER(S)

John P. Toohey, CFA, Vice President of Equity Investments, is responsible for the Fund’s asset allocation and has co-managed the Fund since its inception.

Wasif A. Latif, Vice President of Equity Investments, has co-managed the Fund since its inception.

R. Matthew Freund, CFA, Senior Vice President of Investment Portfolio Management, has co-managed the Fund since its inception.

Arnold J. Espe, CFA, Vice President of Mutual Fund Portfolios, has co-managed the Fund since its inception.

Mark W. Johnson, CFA, Vice President of Equity Investments, has co-managed the Fund since its inception.

Dan Denbow, CFA, Assistant Vice President and portfolio manager, has co-managed the Fund since its inception.

PURCHASE AND SALE OF SHARES

This Fund is not offered for sale directly to the general public and currently is available for investment only through a USAA managed account program. The Fund may be offered to other persons and legal entities that IMCO may approve from time to time. There are no minimum initial or subsequent purchase payment amounts for investments in the Fund.

5 | USAA Managed Allocation Fund

Redemptions are effective on the day instructions are received in good order prior to the close of the New York Stock Exchange (NYSE) (generally 4 p.m. Eastern time) and will receive the net asset value (NAV) per share determined for that day. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern time), redemptions will be effective on the next business day.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you invest through an IRA, 401(k) plan, or other tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Prospectus | 6

USAA Investment Management Company (IMCO) manages this Fund. For easier reading, IMCO may be referred to as “we” or “us” throughout the prospectus.

INVESTMENT OBJECTIVE

■     What is the Fund’s investment objective?

The Fund’s investment objective is to seek to maximize total return, consisting primarily of capital appreciation. The Fund’s Board of Trustees may change this investment objective without shareholder approval.

PRINCIPAL INVESTMENT STRATEGY

■     What is the Fund’s principal investment strategy?

The Fund’s principal investment strategy is to invest primarily in U.S. and/or foreign (to include emerging markets) equity securities and fixed-income securities through investments in shares of investment companies, including ETFs and REITs. Consistent with the Fund’s investment strategy, it may at times invest directly in U.S. and/or foreign (to include emerging markets) equity securities and fixed-income securities as well as futures contracts and hedge funds.

■      What type of investment companies will be considered for investment in the Fund?

With respect to the Fund’s investments in other investment companies, the equity mutual funds may include any type of equity mutual fund (e.g., real estate, technology, or health care). However, the Fund may be invested in a manner intended to diminish risk and volatility through allocations of assets to less aggressive equity mutual funds (or to aggressive equity mutual funds in lesser percentages). Furthermore, the Fund may at times invest in fixed-income mutual funds made up of debt securities with varying maturities (e.g., long-term, intermediate-term, or short-term) and credit qualities (e.g., investment grade or non-investment grade), while at other times, a larger emphasis will be given to one particular type of fixed-income mutual fund. As of the date of this prospectus, the Fund’s investments in other investment companies generally have consisted primarily of shares of exchange-traded funds

7 | USAA Managed Allocation Fund

(ETFs). However, the Fund may invest in other types of investment companies, including other mutual funds we manage, and other pooled investment vehicles, such as hedge funds.

■      What are ETFs and why are they part of the Fund’s portfolio?

ETFs are, with a few exceptions, open-end investment companies that trade on exchanges throughout the day. ETFs typically track a market index or specific sectors of the stock or bond markets but also may be managed in a manner that is intended to outperform a market index or sector index. Because they trade like stocks, ETFs offer trading flexibility desired by both individuals and institutions. Like any security that trades on an exchange, the value of the underlying securities is the major factor in determining an ETF’s price. The price of an ETF is determined by supply and demand. Thus, ETFs do not necessarily trade at the net asset values of their underlying securities. The Fund will value any ETF in its portfolio at its last sale or closing market price, which typically approximates its net asset value although there may be times when the market price and net asset value vary.

The Fund may rely on Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an ETF in amounts exceeding limits set forth in the Investment Company Act of 1940 that would otherwise be applicable.

■       How will the Fund utilize derivative instruments in its portfolio?

The Fund is permitted to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies, commodities, or securities). The Fund may use derivatives such as futures contracts in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As an alternative investment strategy, in an attempt to reduce the Fund’s volatility over time, the Fund may implement an index option-based strategy by selling index call or corresponding ETF options and buying index put or corresponding ETF options or put spread options.

As the seller of an index call or corresponding ETF option, the Fund receives cash (the premium) from the purchaser. The purchaser of an index call option has the right to any appreciation in the value of the index over a fixed price (the exercise price) on a certain date in the

Prospectus | 8

future (the expiration date). If the purchaser does not exercise the option, the Fund retains the premium. If the purchaser exercises the option, the Fund pays the purchaser the difference between the price of the index and the exercise price of the option. The premium, the exercise price, and the market value of the index determine the gain or loss realized by the Fund as the seller of the index call option. The Fund also may repurchase the call or corresponding ETF option prior to the expiration date, ending its obligation. In this case, the cost of repurchasing the option will determine the gain or loss realized by the Fund.

As the buyer of an index put or corresponding ETF option, the Fund attempts to reduce losses on its stock portfolio from a significant market decline over a short period of time. The value of an index put or corresponding ETF option generally increases as stock prices decrease.

■      Are there any risks to buying and selling index options?

Selling index call or corresponding ETF options can reduce the risk of owning a stock portfolio, because declines in the value of the stock portfolio would be offset to the extent of the up-front cash (premium) received at the time of selling the call option. However, if the value of the index on which the option is based appreciates to a price higher than the option’s exercise price, it can be expected that the purchaser will exercise the option and the Fund will be obligated to pay the purchaser the difference between the exercise price and the appreciated value of the index. Therefore, selling index call or corresponding ETF options also can limit the Fund’s opportunity to profit from an increase in the market value of the stock portfolio.

Purchasing index put or corresponding ETF options can reduce the risk of declines in the value of a stock portfolio, because a put option gives its purchaser, in return for a premium, the right to receive the difference between the exercise price of the option and any decline in the value of the index below the exercise price. However, the Fund risks losing all or part of the cash paid for purchasing index put or corresponding ETF options if the value of the index does not decline below its exercise price. At times, the Fund may not own any put options, resulting in increased exposure to a market decline. Unusual market conditions or the lack of a ready market for any particular option at a specific time may reduce the effectiveness of the Fund’s option strategies.

9 | USAA Managed Allocation Fund

■      What types of real estate securities will be included in the Fund’s portfolio?

Investments in real estate securities will consist primarily of common stocks, mutual funds, and ETFs, and ETFs of REITs and companies that operate as real estate corporations or which have a significant portion of their assets in real estate. We will evaluate the nature of a company’s real estate holdings to determine whether the Fund’s investment in the company’s common stock will be included. In addition, we may invest in preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks of REITs and real estate companies. The Fund generally will not acquire any direct ownership of real estate.

■      What role do equity securities play in the Fund’s portfolio?

Up to 100% of the Fund’s portfolio may be allocated to U.S. and/or foreign equity securities (to include emerging markets), and this allocation may consist in part or in whole of mutual funds and ETFs that hold such securities.

From time to time, the U.S. and foreign equity markets may fluctuate independently of each other. In other words, a decline in one market may, in certain circumstances, be offset by a rise in another market. In addition, foreign equity markets may provide attractive returns not otherwise available in the U.S. markets.

■      What is considered to be a “foreign company”?

A company will be designated as a foreign company by considering several factors, including the country in which the company was legally organized, the location of the company’s assets, the location of the company’s headquarters, the countries where the company’s revenues are derived, and the principal trading market for the company’s stock.

■      What is an “emerging market company”?

An issuer is an emerging market company if it is organized under the laws of an emerging market country; the principal trading market for its stock is in an emerging market country; or at least 50% of its revenues or profits are derived from operations within emerging market countries or at least 50% of its assets are located within emerging market countries.

Prospectus | 10

■      How are the decisions to buy and sell equity securities made?

In selecting equity securities for the Fund, we seek to invest in companies, mutual funds, ETFs, or REITs that are attractively priced relative to an assessment of the company’s value, while recognizing that considerations relating to the competitive position of a company’s assets, the quality of its management, the strength of its balance sheet, and the growth prospects of its markets impact the premium or discount to net asset value that might be warranted.

We will sell a security either when a more attractive opportunity is identified or upon a marked deterioration of a company’s fundamentals.

■      What types of fixed-income securities may be included in the Fund’s portfolio?

Up to 100% of the Fund’s portfolio may be allocated to U.S. and/or foreign (to include emerging markets) fixed-income securities and/or money market instruments including bonds, convertible securities, leveraged loans, preferred stocks, and mutual funds and ETFs that hold the same. The Fund may from time to time invest in a broad range of high-yield securities (also sometimes referred to as “junk bonds”).

Fixed-income securities and money market instruments are intended to provide both liquidity and interest income. In addition, bonds provide opportunities for capital gains.

These securities may include obligations of U.S., state, and local governments, their agencies and instrumentalities; mortgage- and asset-backed securities; corporate debt securities; repurchase agreements; debt REITs; and other securities believed to have debt-like characteristics, including synthetic securities.

The Fund may use various techniques to increase or decrease its exposure to changing security prices, interest rates, commodity prices, or other factors that affect security values. These methods may involve derivative transactions such as buying and selling options and futures contracts, entering into currency exchange contracts, swap agree-ments, or credit default swap agreements, purchasing indexed securities, and selling securities short.

Certain bond and money market instruments, such as collateralized mortgage obligations, commercial mortgage-backed securities (CMBSs), interest-only CMBS securities, periodic auction reset bonds, loan interests, and direct debt instruments, Eurodollar and Yankee

11 | USAA Managed Allocation Fund

obligations, and synthetic securities, are subject to special risks that are described in the statement of additional information (SAI).

The Fund also may invest in defaulted securities, non-dollar-denominated foreign securities, trade claims, and certain derivatives such as futures and options. We also may invest, without limitation, in dollar-denominated securities of foreign issuers.

The Fund is limited to 15% of its net assets in illiquid securities. An illiquid security is an investment that the Fund generally may not expect to sell or dispose of within seven days or less in the ordinary course of business at approximately the value ascribed to such security.

■      What are considered “high-yield securities”?

We consider high-yield securities to include a broad range of securities that produce high current income. The Fund has no limits on the credit quality and maturity of its investments. Generally, debt securities rated below the four highest credit grades by a credit rating agency (or of equivalent quality if not publicly rated) are considered “non-investment-grade” or “high-yield” securities, which are considered speculative and are subject to significant credit risk. They are sometimes referred to as “junk” since they are believed to represent a greater risk of default than more creditworthy “investment-grade” securities.

High-yield securities may be issued by corporations, governmental bodies, and other issuers. These issuers might be small or obscure, just getting started, or even large, well-known leveraged entities. They are typically more vulnerable to financial setbacks and recession than more creditworthy issuers and may be unable to make timely dividend, interest, and principal payments if economic conditions weaken.

■      What is the difference between investing in high-yield and investing in investment-grade bonds?

The bond markets generally offer a greater potential return only for accepting a greater level of risk. The two most common risks are credit risk – or the risk that an issuer will be unable to make timely dividend, interest, or principal payments; and interest rate risk – or the risk that a security’s market value will change with interest rates.

In the investment-grade bond market (where credit risks are generally considered low), a higher return is normally used to entice investors

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into buying longer-maturity bonds, thereby accepting greater sensitivity to changes in interest rates. In contrast, high-yield securities are often considered hybrids, with characteristics of both stocks and bonds. High-yield securities generally have less interest rate risk and higher credit risk than higher-quality bonds. A higher return is normally used to entice investors into buying securities with a greater risk of default. Normally, the higher the credit risk, the higher the potential return. In effect, high-yield investors are trading a portion of the interest rate risk inherent in investment-grade bonds for bond-specific credit risk (each high-yield security is a unique story). At the same time, the volatility of high-yield securities portfolios historically has been notably less than that of the equity market as a whole.

As a result, high-yield securities portfolios have often acted differently than investment-grade bond securities portfolios. High-yield securities are more sensitive to changes in economic conditions than investment-grade bonds. The high-yield securities portfolio may underperform when the outlook for the economy is negative. Conversely, the high-yield securities portfolio may outperform when the economic outlook turns positive.

■      What is a credit rating?

A credit rating is an evaluation reflecting the possibility that an issuer will default on a security. Rating agencies such as Moody’s Investors Service, Inc. (Moody’s), Standard & Poor’s Ratings Services (S&P), Fitch Ratings, Inc. (Fitch), Dominion Bond Rating Service Limited (Dominion), and A.M. Best Co., Inc. (A.M. Best) analyze the financial strength of an issuer, whether the issuer is a corporation or government body. The highest ratings are assigned to those issuers perceived to have the least credit risk. For example, S&P ratings range from AAA (highly unlikely to default) to D (in default). If a security is not rated by the above-mentioned agencies, we will assign an equivalent rating.

■      How are the decisions to buy and sell fixed-income securities made?

We search for securities that represent an attractive value given current market conditions. Recognizing value is the result of simultaneously analyzing the risks and rewards of ownership among the securities available in the market. In general, we focus on securities that offer high income. We also will explore opportunities for capital appreciation.

13 | USAA Managed Allocation Fund

We will sell a security if it no longer represents value. This can occur through an increase in risk, an increase in price, or a combination of the two. We also will sell a security if we find a more compelling value in the market.

■      What types of money market instruments may be included in the Fund’s portfolio?

The money market instruments generally included in the Fund’s portfolio are U.S. dollar-denominated debt securities that have remaining maturities of one year or less. They may carry either fixed or variable interest rates and may include, but are not limited to, variable-rate demand notes; commercial paper; Treasury bills, bonds, notes, and certificates of deposit; repurchase agreements; asset-backed securities; Eurodollar and Yankee obligations; and other money market securities. The Fund also may invest in money market mutual funds.

TEMPORARY DEFENSIVE STRATEGY

The Fund may, from time to time, take temporary defensive positions that are consistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. The effect of taking such a temporary defensive position is that the Fund may not achieve its investment objective.

RISKS

Credit Risk: Credit risk is the possibility that a borrower cannot make timely dividend, interest, and principal payments on its securities or that negative perceptions of the issuer’s ability to make such payments will cause the price of that security to decline. Many issuers of high-yield securities have characteristics (including, but not limited to, high levels of debt, an untested business plan, significant competitive and technological challenges, legal, and political risks), which cast doubt on their ability to honor their financial obligations. They may be unable to pay dividends, interest when due, or return all of the principal amount of their debt obligations at maturity.

When evaluating potential investments for the Fund, our analysts assess credit risk and its impact on the Fund’s portfolio. In addition, the public rating agencies may provide estimates of the credit quality of the securities. The ratings may not take into account every risk that dividends, interest, or principal will be repaid on a timely basis.

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Derivatives Risk: The Fund may invest in futures and options and other types of derivatives. Risks associated with derivatives include the risk that the derivative is not well-correlated with the security, index, or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could reduce potential returns or even cause losses to the Fund.

ETFs Risk: The Fund may invest a substantial portion of its assets in ETFs, which generally are registered investment companies. By investing in the Fund, you will be exposed to the same risks of the ETFs’ holdings as the ETFs themselves in direct proportion to the allocation of the Fund’s assets among those ETFs. You also will indirectly bear fees and expenses charged by the ETFs in which the Fund invests in addition to the Fund’s direct fees and expenses. In addition, each ETF typically is a “passive investor” and therefore invests in the securities and sectors contained in the index it seeks to track without regard for or analysis of the prospects of such securities or sectors. An ETF may invest in all of the securities in such index or in a representative sample of such securities. The ETFs will not attempt to take defensive positions in volatile or declining markets or under other conditions. Furthermore, the ETFs will not be able to duplicate exactly the performance of the underlying indexes they track. The difference in performance between an ETF and the index it seeks to track can be due to, among other factors, the expenses that the ETF pays, regulatory constraints, investment strategies, or techniques undertaken by the ETF, and changes to an underlying index. There also may be a lack of correlation between the securities in an index and those actually held by an ETF. Moreover, the market price of an ETF may be different from the NAV of such ETF (i.e., the ETF may trade at a discount or premium to its NAV). The performance of a fund that invests in such an ETF could be adversely impacted. In addition, although the ETFs are generally listed on securities exchanges, there can be no assurances that an active trading market for such ETFs will be maintained. Secondary market trading in the ETFs also may be halted by a national securities exchange because of market conditions or for other reasons. There can

15 | USAA Managed Allocation Fund

be no assurances that the requirement necessary to maintain the listing of the ETFs will continue to be met or will remain unchanged.

Foreign Investing Risk: The possibility that the value of the Fund’s investments in foreign securities will decrease because of unique risks, such as currency exchange-rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Two forms of foreign investing risk are emerging markets risk and political risk.

❖
Emerging Markets Risk: Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that generally are less diverse and mature than those in the United States and to political systems that may be less stable.

❖	Political Risk: Political risk includes a greater potential for coups d’etat, revolts, and expropriation by governmental organizations.

These risks are particularly heightened in this Fund due to the fact that within the universe of foreign investing, investments in emerging market countries are most volatile.

Global Real Estate Securities and REIT Investment Risk: The possibility that the Fund’s investments in global real estate securities and REITs will decrease because of a decline in real estate values in both domestic and foreign locations. Investing in REITs may subject the Fund to many of the same risks associated with the direct ownership of real estate. Additionally, REITs are dependent upon the capabilities of the REIT manager(s), have limited diversification, and could be significantly impacted by changes in tax laws.

Interest Rate Risk: As a mutual fund investing in bonds, each Fund is subject to the risk that the market value of the bonds will fluctuate because of changes in interest rates. Bond prices are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall, and when interest rates fall, bond prices rise. The price volatility of a bond also depends on its maturity. Generally, the longer the maturity of a bond, the greater is its sensitivity to interest rates. To compensate investors for this higher risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities.

Prospectus | 16

❖	If interest rates increase, the yield of the Fund may increase and the market value of the Fund’s securities will likely decline, adversely affecting the Fund’s NAV and total return.

❖	If interest rates decrease, the yield of the Fund may decrease. In addition, the market value of the Fund’s securities may increase, which would likely increase the Fund’s NAV and total return.

Leveraging Risk: Leveraging risk is the risk associated with securities or practices that multiply small price movements into large changes in value. The more the Fund invests in leveraged instruments or strategies that use leveraged instruments, the more this leverage will magnify any losses on those investments.

Liquidity Risk: Liquidity risk is the risk that the Fund’s investment generally cannot be disposed of in the ordinary course of business, seven days or less, at approximately the same value at which the Fund has valued the investment.

Management Risk: Because the Fund is actively managed, it is subject to management risk and there is no guarantee that the investment techniques and risk analyses used by the Fund’s manager(s) will produce the desired results. The Fund’s ability to achieve its investment objective depends in part on the managers’ skills in determining the Fund’s asset class allocations and in selecting and weighting investments in each asset class. The managers’ evaluations and assumptions regarding asset classes and investments may differ from actual market conditions which means there is a possibility that the investment techniques and risk analyses used by the Fund’s managers will not produce the desired results.

Nondiversification Risk: The Fund is nondiversified, which means that it may invest a greater percentage of its assets in a single issuer, such as a single stock, bond, or ETF. Because a relatively high percentage of the Fund’s total assets may be invested in the securities of a single issuer or a limited number of issuers, the securities of the Fund may be more sensitive to changes in the market value of a single issuer, a limited number of issuers, or large companies generally. Such a focused investment strategy may increase the volatility of the Fund’s investment results.

Portfolio Turnover Risk: To implement the Fund’s principal investment strategies, the Fund’s securities may need to be actively and frequently traded. The Fund’s portfolio turnover rate may exceed 100% and vary from year to year depending on the frequency of the investment

17 | USAA Managed Allocation Fund

allocation decisions made. A high turnover rate increases transaction costs and may increase taxable capital gains, which may adversely affect Fund performance.

Stock Market Risk: Because the Fund invests in stocks and other assets whose value is tied to stocks, it is subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a company’s operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Stocks tend to be more volatile than bonds.

ADDITIONAL INFORMATION

This prospectus doesn’t tell you about every policy or risk of investing in the Fund. For additional information about the Fund’s investment policies and the types of securities in which the Fund’s assets may be invested, you may want to request a copy of the SAI (the back cover tells you how to do this).

PORTFOLIO HOLDINGS

The Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities are available in the Fund’s SAI, which is available upon request.

FUND MANAGEMENT

IMCO serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825. We had approximately $94 billion in total assets under management as of August 31, 2011.

We provide investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, we are responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Fund’s Board of Trustees. Under the Advisory Agreement, IMCO serves as the asset allocation manager of the Fund. A discussion regarding the basis of the Board of Trustees’ approval of the Fund’s Advisory Agreement will be available in the Fund’s annual report to shareholders for periods ended May 31.

Prospectus | 18

The Fund is authorized, although we have no present intention of utilizing such authority, to use a “manager-of-managers” structure. We could select (with approval of the Fund’s Board of Trustees and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of the Fund’s assets. We would monitor each subadviser’s performance through quantitative and qualitative analysis and periodically report to the Fund’s Board of Trustees as to whether each subadviser’s agreement should be renewed, terminated, or modified. We also would be responsible for allocating assets to the subadvisers. The allocation for each subadviser could range from 0% to 100% of the Fund’s assets, and we could change the allocations without shareholder approval.

For its services, the Fund pays IMCO an investment management fee, which is accrued daily and paid monthly, equal to an annualized rate of three-fifths of one percent (0.60%) of the Fund’s average net assets.

In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services (SAS), provides transfer agency services to the Fund.

PORTFOLIO MANAGER(S)

John P. Toohey, CFA, Vice President of Equity Investments, joined USAA in February 2009. He is responsible for the Fund’s asset allocation and has co-managed the Fund since its inception. Prior to joining USAA, Mr. Toohey was a managing director at AIG Investments from December 2000 to January 2009, where he was responsible for the investments supporting AIG’s pension plans worldwide. He also was co-portfolio manager for four lifestyle and asset allocation funds, oversaw the equity index fund business, and served as a senior member of the external client asset allocation team. Education: B.A., mathematics, Williams College. He is a Fellow of the Society of Actuaries and holds the Chartered Financial Analyst (CFA) designation.

Wasif A. Latif, Vice President of Equity Investments, USAA June 2006 and has co-managed the Fund since its inception. Education: B.S., finance, University of Indianapolis, and M.B.A., University of Illinois at Chicago.

R. Matthew Freund, CFA, Senior Vice President of Investment Portfolio management, has co-managed the Fund since its inception. Mr. Freund has 22 years of investment management experience and has worked

19 | USAA Managed Allocation Fund

for us for 17 years. Education: B.A., Franklin & Marshall College; M.B.A., Indiana University. He holds the CFA designation and is a member of the CFA Institute and the CFA Society of San Antonio.

Arnold J. Espe, CFA, Vice President of Mutual Fund Portfolios, has co-managed the Fund since its inception. Mr. Espe has 27 years of investment management experience and has worked for us for 11 years. Education: B.S., Willamette University; M.B.A., University of Oregon. He holds the CFA designation and is a member of the CFA Institute and the CFA Society of San Antonio.

Mark W. Johnson, CFA, Vice President of Equity Investments, has co-managed the Fund since its inception. Mr. Johnson has 37 years of investment management experience and has worked for us for 23 years. Education: B.B.A. and M.B.A., University of Michigan. He holds the CFA designation and is a member of the CFA Institute and the CFA Society of San Antonio.

Dan Denbow, CFA, Assistant Vice President and Portfolio Manager, has co-managed the Fund since its inception. Mr. Denbow has 19 years of investment management experience and has worked for us for 13 years. Education: B.B.A. and M.B.A., Texas Christian University. He holds the CFA designation and is a member of the CFA Institute and the CFA Society of San Antonio.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of Fund securities.

PURCHASES AND REDEMPTIONS

OPENING AN ACCOUNT

This Fund is not offered for sale directly to the general public and currently is available for investment only through a USAA managed account program. The Fund may be offered to other persons and legal entities that IMCO may approve from time to time. There are no minimum initial or subsequent purchase payment amounts for investments in the Fund.

EFFECTIVE DATE

The Fund’s purchase price will be the NAV per share next determined after we receive a request in proper form. The Fund’s NAV is deter-

Prospectus | 20

mined as of the close of the regular trading session (generally 4 p.m. Eastern time) of the NYSE each day it is open for trading. If we receive a request and payment prior to that time, the purchase price will be the NAV per share determined for that day. If we receive a request or payment after that time, the purchase will be effective on the next business day.

REDEEMING AN ACCOUNT

Redemptions are effective on the day instructions are received in good order prior to the close of the NYSE (generally 4 p.m. Eastern time) and will receive the NAV per share determined for that day. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern time), redemptions will be effective on the next business day.

We will send your money within seven days after the effective date of redemption. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon redemption.

In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (e.g., if the NYSE is closed or when permitted by order of the SEC).

OTHER IMPORTANT INFORMATION ABOUT PURCHASES AND REDEMPTIONS

EXCESSIVE SHORT-TERM TRADING

The USAA Funds generally are not intended as short-term investment vehicles (except for the money market funds, the USAA Short-Term Bond Fund, the USAA Ultra Short-Term Bond Fund, and the USAA Tax Exempt Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as “market timing.”

Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment or redemption by short-term traders.

21 | USAA Managed Allocation Fund

While there is no assurance that the USAA Funds can deter all excessive and short-term trading, the Board of Trustees of the USAA Funds has adopted the following policies (except for the money market funds, the USAA Short-Term Bond Fund, the USAA Ultra Short-Term Bond Fund, and the USAA Tax Exempt Short-Term Fund). These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing bona fide investors.

To deter such trading activities, the USAA Funds’ policies and procedures include:

■	Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient manage-ment of the particular fund.

■
Each fund may use a fair value pricing service or other model to assist in establishing the current value of foreign securities held by any of the USAA Funds. Fair value pricing is used to adjust for stale pricing that may occur between the close of certain foreign exchanges or markets and the time the USAA Funds calculate their NAV. Using fair value pricing is intended to deter those trying to take advantage of time-zone differences in the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in the USAA Funds’ using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a fund’s NAV.

THE FUNDS’ RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS

The USAA Funds’ main safeguard against excessive short-term trading is their right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Funds deem that certain excessive short-term trading activities are not in the best interest of the fund because such activities can hamper the efficient management of the fund. Generally, persons who engage in an “in and out” (or ”out and in”) transaction within a 30-day period will violate the USAA Funds’ policy if they engage in another “in and out” (or “out and in”) transaction in the same fund within 90 days. The Funds also reserve the right to restrict future purchases or exchanges if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption or exchange. Finally, the Funds reserve the right to reject any other purchase or exchange order

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in other situations that do not involve excessive short-term trading activities if in the best interest of a fund.

The following transactions are exempt from the excessive short-term trading activity policies described above:

■	Transactions in the money market funds, USAA Short-Term Bond Fund, the USAA Ultra Short-Term Bond Fund, and USAA Tax Exempt Short-Term Fund;

■	Purchases and sales pursuant to automatic investment or withdrawal plans;

■
Purchases and sales made through USAA Strategic Fund Adviser®, USAA Private Investment Management®, USAA 529 College Savings PlanTM, USAA Federal Savings Bank Trust Department, USAA Global Opportunities Portfolio, USAA Managed Portfolios, or other designated USAA managed investment accounts;

■	Purchases and sales of the USAA Institutional shares by the USAA Target Retirement Funds; and

■	Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to a fund.

If a person is classified as having engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all USAA Funds.

The USAA Funds rely on the transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that its monitoring activities will successfully detect or prevent all excessive short-term trading. The Funds or the transfer agent may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time.

The USAA Funds seek to apply these policies and procedures uniformly to all investors; however, some investors purchase shares of USAA Funds through financial intermediaries that establish omnibus accounts to invest in the USAA Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The USAA Funds subject to the short-term trading policies generally treat these omnibus accounts as an individual investor and will apply the

23 | USAA Managed Allocation Fund

short-term trading policies to the net purchases and sales submitted by the omnibus account unless the Funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request and/or monitor for excessive trading. For those omnibus accounts for which we have entered into agreements to monitor excessive trading or provide underlying trade information, the financial intermediary or USAA Funds will review net activity in these omnibus accounts for activity that indicates potential excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.

We also may rely on the financial intermediary to review for and identify underlying trading activity for individual accounts engaged in excessive short-term trading activity, and to restrict, limit, or terminate trading privileges if the financial intermediary’s policies are determined by us to be at least as stringent as the USAA Funds’ policy. For shares purchased through financial intermediaries there may be additional or more restrictive policies. You may wish to contact your financial intermediary to determine the policies applicable to your account.

Because of the increased costs to review underlying trading information, the USAA Funds will not enter into agreements with every financial intermediary that operates an omnibus account. The USAA Funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds and can terminate such agreements at any time.

SHAREHOLDER INFORMATION

SHARE PRICE CALCULATION

The price at which you purchase and redeem Fund shares is equal to the NAV per share determined on the effective date of the purchase or redemption. The NAV per share is calculated by adding the value of the Fund’s assets (i.e., the value of its investment in the Fund and other assets), deducting liabilities, and dividing by the number of shares outstanding. Fund shares may be purchased and sold at the NAV per

Prospectus | 24

share without a sales charge. The Fund’s NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

VALUATION OF SECURITIES

Portfolio securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on domestic securities exchanges or the over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Portfolio securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board of Trustees. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to price securities when, in the Service’s judgment, these prices are readily available and are representative of the securities’ market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers in securities; and general market conditions. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

Securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund’s NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund’s NAV is calculated will not be reflected in the value of the Fund’s foreign securities. However, we will monitor for events that would materially affect the value of the Fund’s foreign securities. If we determine a particular event would materially affect the value of the Fund’s foreign securities, then we,

25 | USAA Managed Allocation Fund

under valuation procedures approved by the Fund’s Board of Trustees, will consider such available information that we deem relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day. Futures contracts are valued based upon the last quoted sales price at the close of market on the principal exchange on which they are traded. Option contracts are valued by a pricing service at the National Best Bid/Offer (NBBO) composite price, which is derived from the best available bid and ask prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund’s NAV.

Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by us under valuation procedures approved by the Fund’s Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund’s NAV to be more reliable than it otherwise would be.

Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

For additional information on how securities are valued, see Valuation of Securities in the Fund’s SAI.

Prospectus | 26

DIVIDENDS AND OTHER DISTRIBUTIONS

The Fund pays net investment income dividends annually. Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

We will automatically reinvest all income dividends and capital gain distributions in additional shares of the Fund unless you request to receive the distributions by way of EFT. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any income dividends or capital gain distributions made by the Fund will reduce the NAV per share by the amount of the dividends or other distributions on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any dividend or distribution. Some or all of these distributions are subject to taxes. We will invest in your account any dividend or other distribution payment returned to us by your financial institution at the current NAV per share.

TAXES

This tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. A 15% maximum federal income tax rate will apply to individual shareholders through December 31, 2012, for (1) gains on redemptions of Fund shares held for more than one year and (2) the Fund’s distributions from net gains on the sale or exchange of the Fund’s capital assets held for more than one year and from the Fund’s qualified dividend income, which consists of dividends received from domestic corporations and certain foreign corporations assuming certain holding period and other requirements are met by the Fund and the shareholder. Because each investor’s tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

Distributions from the Fund and gains recognized from the sales or other dispositions of Fund shares will be subject to a 3.8% U.S. federal Medicare contribution tax on “net investment income,” beginning in 2013, for individuals with incomes exceeding $200,000 (or $250,000 if married and filing jointly).

27 | USAA Managed Allocation Fund

■ Foreign

Dividends and interest the Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding, or other taxes foreign countries and U.S. possessions impose (foreign taxes) that would reduce the yield and/or total return on its investments. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

If more than 50% of the value of the Fund’s total assets at the close of any taxable year consists of securities of foreign corporations, the Fund may file an election with the Internal Revenue Service (the Foreign Election) that would permit you to take a credit (or a deduction) for foreign taxes paid by the Fund. If the Foreign Election is made, you would include in your gross income both dividends you received from the Fund and the amount of your proportionate share of those foreign taxes. As a shareholder of the Fund, you would be entitled to treat your share of the foreign taxes paid as a credit against your U.S. federal income tax, subject to the limitations set forth in the Internal Revenue Code with respect to the foreign tax credit generally. Alternatively, you could, if it were to your advantage, treat the foreign taxes paid by the Fund as an itemized deduction in computing your taxable income rather than as a tax credit. It is anticipated that the Fund will make the Foreign Election, in which event it will report to you shortly after each taxable year your share of the foreign taxes it paid and its foreign-source income.

■ Shareholder Taxation

Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares. A portion of these dividends may qualify for the 70% dividends-received deduction available to corporations and for the maximum 15% tax rate applicable to qualified dividend income available to individuals.

Regardless of the length of time you have held Fund shares, distributions of net capital gain (i.e., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as long-term capital gains whether received in cash or reinvested in

Prospectus | 28

additional shares. These gains will qualify for a reduced capital gains rate for shareholders who are individuals.

■ Withholding

Federal law requires the Fund to withhold (referred to as “backup withholding”) and remit to the U.S. Treasury 28% of (1) taxable net investment income dividends, realized capital gain distributions, and proceeds of redemptions otherwise payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any such shareholder who:

■     Underreports dividend or interest income, or

■     Fails to certify that he or she is not subject to backup withholding.

To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund’s transfer agent that your taxpayer identification number is correct and you currently are not subject to backup withholding.

■ Reporting

The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

SHAREHOLDER MAILINGS

■ Householding

Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund’s most recent financial reports and prospectus even if you or a family member owns more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please contact us and we will begin your individual delivery within 30 days of your request.

■ Electronic Delivery

Log on to usaa.com and sign up to receive your statements, confirmations, financial reports, and prospectuses via the Internet instead of through the mail.

29 | USAA Managed Allocation Fund

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the Fund’s financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all income dividends and capital gain distributions).

The information in the financial highlights has been derived from the financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request.

Prospectus | 30

MANAGED ALLOCATION FUND
	Year Ended May 31, 2011	Period Ended May 31, 2010***

Net asset value at beginning of period	$10.14	$10.00
Income from investment operations:
Net investment income(a)	.30	.05
Net realized and unrealized gain (loss)(a)	1.36	.09	(c)
Total from investment operations(a)	1.66	.14
Less distributions from:
Net investment income	(.22)	.00
Realized capital gains	(.25)	.00
Total distributions	(.47)	.00
Net asset value at end of period	$11.33	$10.14
Total return (%)*	16.69	1.40
Net assets at end of period (000)	$474,503	$281,793
Ratios to average net assets:**
Expenses (%)	.75	.83	(b)
Net investment income (%)	2.80	1.32	(b)
Portfolio turnover (%)	249	52

*       Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.

** For the period ended May 31, 2011, average net assets were $361,232,000.
*** Fund commenced operations on February 1, 2010.
(a) Calculated using average shares for the period ended May 31, 2011, average net shares were 33,625,000.
(b) Annualized. The ratio is not necessarily indicative of 12 months of operation.
(c)    Reflects a net realized and unrealized gain per share, whereas the statement of operations reflects a net realized and unrealized loss for the period. The difference in realized and unrealized gains and losses is due to the timing of sales and repurchases for the Fund’s shares in relation to fluctuating market values for the portfolio.

31 | USAA Managed Allocation Fund

9800 Fredericksburg Road
San Antonio, Texas 78288

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Set your Document Preferences to USAA documents online

IIf you would like more information about the Funds, you
may call (800) 531-USAA (8722) to request a free copy of
the Funds’ statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the
Funds. The SAI has been filed with the SEC and is incorporated by reference to and legally a part of this prospectus.
In each Fund’s annual report, you will find a discussion of
the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal
year. The Funds’ annual and semiannual reports also may be
viewed, free of charge, on usaa.com. A complete description
of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the
Funds’ SAI. The SAI is not available on usaa.com because of
cost considerations and lack of investor demand.

To view these documents, along with other related documents, you may visit the EDGAR database on the SEC’s
website (www.sec.gov) or the Commission’s Public Reference
Room in Washington, DC. Information on the operation of
the Public Reference Room may be obtained by calling
(202) 551-8090. Additionally, copies of this information may be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@
sec.gov or by writing the Public Reference Section of the
Commission, Washington, DC 20549- 1520.

[USAA EAGLE LOGO (R)]
We know what it means to serve. (R)                                                                                                              [RECYCLED GRAPHIC]

93921-1011                                     Investment Company Act File No. 811-7852                                   ©2011, USAA. All rights reserved.

Part B

Statement of Additional Information for the Balanced Strategy Fund, Cornerstone Strategy Fund, Growth and Tax Strategy Fund,
Emerging Markets Fund Shares, Emerging Markets Fund Institutional Shares, Emerging Markets Fund Adviser Shares,
International Fund Shares,  International Fund Institutional Shares, International Fund Adviser Shares,
Precious Metals and Minerals Fund Shares,  Precious Metals and Minerals Fund Institutional Shares,
Precious Metals and Minerals Fund Adviser Shares, World Growth Fund Shares,
World Growth Fund Adviser Shares, GNMA Trust Shares, GNMA Trust Adviser Shares,
Treasury Money Market Trust and Managed Allocation Fund

as included herein

[USAA EAGLE LOGO (R)]

USAA MUTUAL FUNDS TRUST	STATEMENT OF
ADDITIONAL INFORMATION
OCTOBER 1, 2011

Growth and Tax Strategy Fund (USBLX)	World Growth Fund Shares (USAWX)
Balanced Strategy Fund (USBSX)	World Growth Fund Adviser Shares (USWGX)
Precious Metals and Minerals Fund Shares (USAGX)	GNMA Trust Fund Shares (USGNX)
Precious Metals and Minerals Fund Institutional Class (UIPMX)	GNMA Trust Adviser Shares (UAGNX)
and Adviser Shares (UPMMX)	Treasury Money Market Trust (UATXX)
Cornerstone Strategy Fund (USCRX)	International Fund Shares (USIFX)
Emerging Markets Fund Shares (USEMX)	International Fund Institutional Class (UIIFX) and
Emerging Markets Fund Institutional Class (UIEMX) and	Adviser Shares (UAIFX)
Adviser Shares (UAEMX)	Managed Allocation Fund (UMAFX)

USAA MUTUAL FUNDS TRUST (the Trust) is an open-end management investment company offering shares of forty-eight no-load mutual funds, ten of which are described in this Statement of Additional Information (SAI): the Growth and Tax Strategy Fund, Balanced Strategy Fund, Precious Metals and Minerals Fund, Cornerstone Strategy Fund, Emerging Markets Fund, International Fund, World Growth Fund, GNMA Trust, Treasury Money Market Trust, and Managed Allocation Fund (collectively, the Funds). Each Fund is classified as diversified, except the Precious Metals and Minerals Fund and Managed Allocation Fund, which are classified as non-diversified. The Precious Metals and Minerals, Emerging Markets, and International Funds offer three classes of shares: Fund Shares, Institutional Shares, and Advisor Shares. The World Growth and GNMA Trust Funds offer two classes of shares: Fund Shares and Adviser Shares. The Trust has the ability to offer additional funds or classes of shares. The Trust has the ability to offer additional funds or classes of shares. Each class of shares of a Fund is a separate share class of that Fund and not a separate mutual fund. The Institutional Shares are not offered for sale directly to the general public. The Adviser Shares are a separate share class of its respective USAA fund and is not a separate mutual fund. The Adviser Shares are designed to be sold only through brokers, dealers, banks, insurance companies, investment advisers, and other financial intermediaries that provide various distribution and administrative services.

You may obtain a free copy of the prospectus dated October 1, 2011, for each Fund by writing to USAA Mutual Funds Trust, 9800 Fredericksburg Road, San Antonio, TX 78288, or by calling toll free (800) 531-USAA (8722). You also may request a free copy be sent to you via e-mail. The prospectus provides the basic information you should know before investing in the Funds. This SAI is not a prospectus and contains information in addition to and more detailed than that set forth in each Fund’s prospectus. It is intended to provide you with additional information regarding the activities and operations of the Trust and the Funds and should be read in conjunction with each Fund’s prospectus.

The financial statements of the Funds and the Independent Registered Public Accounting Firm’s Report thereon for the fiscal year ended May 31, 2011, are included in the annual report to shareholders of that date and are incorporated herein by reference. The annual report to shareholders is available, without charge, by writing or calling the Trust at the above address or toll-free phone number.

Page		Page
2	Valuation of Securities	29	Tax Considerations
3	Conditions of Purchase and Redemption	31	Trustees and Officers of the Trust
3	Additional Information Regarding Redemption of Shares	40	The Trust’s Manager
6	Investment Plans	49	Portfolio Manager Disclosure
7	Investment Policies	63	Portfolio Holdings Disclosure
22	Investment Restrictions	64	General Information
23	Portfolio Transactions and Brokerage Commissions	64	Appendix A – Long-Term and Short-Term Debt Ratings
27	Fund History and Description of Shares

VALUATION OF SECURITIES

Shares of each Fund are offered on a continuing, best-efforts basis through USAA Investment Management Company (IMCO or the Manager). The offering price for shares of each Fund is equal to the current net asset value (NAV) per share. The NAV per share of each Fund is calculated by adding the value of all its portfolio securities and other assets, deducting its liabilities, and dividing by the number of shares outstanding.

A Fund’s NAV per share is calculated each day, Monday through Friday, except days on which the New York Stock Exchange (NYSE) is closed. The NYSE is currently scheduled to be closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Each Fund reserves the right to calculate the NAV per share on a business day that the NYSE is closed.

The value of securities of each Fund (except the Treasury Money Market Trust) is determined by one or more of the following methods:

Portfolio securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on domestic securities exchanges or the over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Portfolio securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time a Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

Securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of a Fund’s NAV may not take place at the same time the price of certain foreign securities held by a Fund is determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices are determined and the close of normal trading on the NYSE on a day a Fund’s NAV is calculated will not be reflected in the value of a Fund’s foreign securities. However, the Manager and, if applicable, the Subadvisers will monitor for events that would materially affect the value of a Fund’s foreign securities. The Subadvisers have agreed to notify the Manager of significant events they identify that may materially affect the value of a Fund’s foreign securities. If the Manager determines that a particular event would materially affect the value of a Fund’s foreign securities, then the Manager, under valuation procedures approved by the Funds’ Board of Trustees, will consider such available information that it deems relevant to determine a fair value for the affected foreign securities. In addition, a Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board of Trustees. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to price securities when, in the Service’s judgment, these prices are readily available and are representative of the securities’ market values. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

Investments in open-end investment companies, other than ETFs, are valued at their NAV at the end of each business day. ETFs are valued at the last sales price or official closing price on the primary exchange on which they trade. Futures contracts are valued based upon the last quoted sales price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the values are based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked price closest to the last sale price. Options contracts are valued by a pricing service at the National Best Bid/Offer (NBBO) composite price, which is derived from the best available bid and ask prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund’s NAV.

Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of a Fund, are valued in good faith by the Manager at fair value using valuation procedures approved by the Fund’s Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause a Fund’s NAV to be more reliable than it otherwise would be.

Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

The Treasury Money Market Trust’s securities are valued at amortized cost, which approximates market value. This involves valuing a security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates. While this method provides certainty in valuation, it may result in periods during which the value of an instrument, as determined by amortized cost, is higher or lower than the price the Fund would receive upon the sale of the instrument.

The valuation of the Treasury Money Market Trust’s portfolio instruments based upon their amortized cost is subject to the Fund’s adherence to certain procedures and conditions. Consistent with regulatory requirements, the Manager will only purchase securities with remaining maturities of 397 days or less and will maintain a dollar-weighted average portfolio maturity of no more than 60 days and a weighted average life of no more than 120 days. The Manager will invest only in securities that have been determined to present minimal credit risk and that satisfy the quality and diversification requirements of applicable rules and regulations of the Securities and Exchange Commission (SEC).

The Board of Trustees has established procedures designed to stabilize the Treasury Money Market Trust’s price per share, as computed for the purpose of sales and redemptions, at $1. There can be no assurance, however, that the Fund will at all times be able to maintain a constant $1 NAV per share. Such procedures include review of the Fund’s holdings at such intervals as is deemed appropriate to determine whether the Fund’s NAV, calculated by using available market quotations, deviates from $1 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event that it is determined that such a deviation exists, the Board of Trustees will take such corrective action as it regards as necessary and appropriate. Such action may include, among other options, selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends,  establishing an NAV per share by using available market quotations or suspending redemptions to the extent permitted under the SEC rules.

The Treasury Money Market Trust utilizes short-term credit ratings from the following nationally recognized statistical rating organizations (NRSROs) to determine whether a security is eligible for purchase by the Fund under applicable securities laws:  (1) Moody’s Investors Service (Moody’s), (2) Standard & Poor’s Ratings Group (S&P), (3) Fitch Ratings (Fitch), and (4) Dominion Bond Rating Service Limited (Dominion).

  CONDITIONS OF PURCHASE AND REDEMPTION

Nonpayment

If any order to purchase shares is canceled due to nonpayment or if the Trust does not receive good funds either by check or electronic funds transfer, USAA Shareholder Account Services (Transfer Agent) will treat the cancellation as a redemption of shares purchased, and you will be responsible for any resulting loss incurred by the Fund or the Manager. If you are a shareholder, the Transfer Agent can redeem shares from any of your account(s) as reimbursement for all losses. In addition, you may be prohibited or restricted from making future purchases in any of the USAA family of funds. A $29 fee is charged for all returned items, including checks and electronic funds transfers.

Transfer of Shares

You may transfer Fund shares to another person by sending written instructions to the Transfer Agent. The account must be clearly identified, and you must include the number of shares to be transferred and the signatures of all registered owners. You also need to send written instructions signed by all registered owners and supporting documents to change an account registration due to events such as marriage or death. If a new account needs to be established, you must complete and return an application to the Transfer Agent.

  ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

The value of your investment at the time of redemption may be more or less than the cost at purchase, depending on the value of the securities held in each Fund’s portfolio. Requests for redemption that are subject to any special conditions or that specify an effective date other than as provided herein cannot be accepted. A gain or loss for tax purposes may be realized on the sale of shares of a Fund, depending upon the price when redeemed.

The Board of Trustees may cause the redemption of an account with a balance of less than $250, provided that (1) the value of the account has been reduced, below the minimum initial investment in such Fund at the time the account was established, for reasons other than market action, (2) the account has remained below the minimum level for six months, and (3) 30 days’ prior written notice of the proposed redemption has been sent to you. The Trust, subject to approval of the Board of Trustees, anticipates closing certain small accounts yearly. Shares will be redeemed at the NAV on the date fixed for redemption. Prompt payment will be made directly to your bank account on file or if none, by mail to your last known address.

The Trust reserves the right to suspend the right of redemption or postpone the date of payment (1) for any periods during which the NYSE is closed, (2) when trading in the markets the Trust normally utilizes is restricted, or an emergency exists as determined by the SEC so that disposal of the Trust’s investments or determination of its NAV is not reasonably practicable, or (3) for such other periods as the SEC by order may permit for protection of the Trust’s shareholders.

For the mutual protection of the investor and the Funds, the Trust may require a signature guarantee. If required, each signature on the account registration must be guaranteed. Signature guarantees are acceptable from FDIC member banks, brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers, government securities brokers, credit unions, national securities exchanges, registered securities associations, clearing agencies, and savings associations. A signature guarantee for active duty military personnel stationed abroad may be provided by an officer of the United States Embassy or Consulate, a staff officer of the Judge Advocate General, or an individual’s commanding officer.

Redemption Fees

The Emerging Markets, International, Precious Metals and Minerals, GNMA Trust, and World Growth Funds Adviser Shares have a 1% redemption fee that may apply if a shareholder redeems Adviser Shares within 60 days of purchase by selling or by exchanging to another fund. The fee is withheld from redemption proceeds and retained by the Fund. Adviser Shares held for 60 days or more are not subject to the 1% fee. The redemption fee may not be applied to certain redemptions related to hardship, including but not limited to death, disability, or divorce and mandatory actions, including but not limited to, systematic withdrawals, small balance account maintenance fees, dividend disbursements and reimbursements and certain types of IRA account transactions, including redemptions pursuant to systematic withdrawal programs, or to purchases and redemptions in defined contribution plans and in certain other uniform circumstances or in situations related to administrative difficulty. The Fund reserves the right to modify or eliminate the redemption fee at any time.

In addition, each Fund may have relationships with financial intermediaries and certain managed account programs where the redemption fee may not apply, including to automatic rebalances and non-manager initiated transactions. In these cases, the Fund may rely on the intermediary to apply the fee or waive the fee in a uniform manner consistent with the terms of the Fund’s prospectus and to provide documentation upon request supporting the applicable redemption fee waiver.

Fund Right to Reject Purchase and Exchange Orders and Limit Trading in Accounts

The USAA Funds’ main safeguard against excessive short-term trading is their right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Funds deem that certain excessive short-term trading activities are not in the best interest of the fund because such activities can hamper the efficient management of a fund. Generally, persons who engage in an “in and out” (or “out and in”) transaction within a 30-day period will violate the USAA Funds’ policy if they engage in another “in and out” (or “out and in”) transaction in the same fund within 90 days. The Funds also reserve the right to restrict future purchases or exchanges if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption or exchange. Finally, each Fund reserves the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of the fund.

The following transactions are exempt from the excessive short-term trading activity policies described above:

▪      Transactions in the money market funds, USAA Short-Term Bond Fund, the Ultra Short-Term Bond Fund, and USAA Tax Exempt Short-Term Fund;

▪      Purchases and sales pursuant to automatic investment or withdrawal plans;

▪
Purchases and sales made through USAA Strategic Fund Adviser®, USAA Private Investment Management®, USAA 529 College Savings Plan®, USAA Federal Savings Bank Trust Department, USAA Global OpportunitiesPortfolio, USAA Managed Portfolios, or other designated USAA managed investment accounts;

▪      Purchases and sales by the USAA Institutional shares for use in the USAA Target Retirement Funds; and

▪	Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to the fund.

If a person is classified as having engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all USAA Funds.

The USAA Funds rely on the transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that its monitoring activities will successfully detect or prevent all excessive short-term trading. The Funds or the Transfer Agent may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time.

The USAA Funds seek to apply these policies and procedures uniformly to all investors; however, some investors purchase shares of USAA Funds through financial intermediaries that establish omnibus accounts to invest in the USAA Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The USAA Funds subject to short-term trading policies generally treat each omnibus accounts as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the funds or their transfer agent has entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request and/or monitor for excessive trading. For those omnibus accounts for which we have entered into agreements to monitor excessive trading or provide underlying trade information, the financial intermediary or USAA Funds will review net activity in these omnibus accounts for activity that indicates potential excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.

We also may rely on the financial intermediary to review and identify underlying trading activity for individual accounts engaged in excessive short-term trading activity, and to restrict, limit, or terminate trading privileges if the intermediary’s policies are determined by us to be at least as stringent as the USAA Funds’ policy. For shares purchased through financial intermediaries, there may be additional or more restrictive policies. You may wish to contact your financial intermediary to determine the policies applicable to your account.

Because of the increased costs to review underlying trading information, the USAA Funds will not enter into agreements with every financial intermediary that operates an omnibus account. The USAA Funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds, and can terminate such agreements at any time.

Redemption By Check

Shareholders in the Treasury Money Market Trust may request that checks be issued for their accounts. Checks must be written in amounts of at least $250.

Checks issued to shareholders of the Treasury Money Market Trust will be sent only to the person(s) in whose name the account is registered. The checks must be signed by the registered owner(s) exactly as the account is registered. You will continue to earn dividends until the shares are redeemed by the presentation of a check.

When a check is presented to the Transfer Agent for payment, a sufficient number of full and fractional shares from your account will be redeemed to cover the amount of a check. If the account balance is not adequate to cover the amount of a check, the check will be returned unpaid. Because the value of the account changes as dividends are accrued on a daily basis, checks may not be used to close an account.

The checkwriting privilege is subject to the customary rules and regulations of Boston Safe Deposit and Trust Company, an affiliate of Mellon Bank, N.A. (Boston Safe), governing checking accounts. There is no charge to you for the use of the checks or for subsequent reorders of checks.

The Trust reserves the right to assess a processing fee against your account for any redemption check not honored by a clearing or paying agent. Currently, this fee is $29 and is subject to change at any time. Some examples of such dishonor are improper endorsement, checks written for an amount less than the minimum check amount, and insufficient or uncollectible funds.

The Trust, the Transfer Agent, and Boston Safe each reserve the right to change or suspend the checkwriting privilege upon 30 days’ written notice to participating shareholders.

You may request that the Transfer Agent stop payment on a check. The Transfer Agent will use its best efforts to execute stop payment instructions but does not guarantee that such efforts will be effective. The Transfer Agent will charge you $20 for each stop payment you request.

Redemption by Bill Pay

Shareholders in the Treasury Money Market Trust may request through usaa.com that their money market account be debited to pay certain USAA bills for which they are personally obligated to pay. USAA Bill Pay will not allow shareholders to make payments on bills for which they are not obligated to pay. Consent of joint account owners is not required to pay bills that an individual shareholder is solely and personally obligated to pay.

  INVESTMENT PLANS

The Trust makes available the following investment plans to shareholders of all the Funds. At the time you sign up for any of the following investment plans that utilize the electronic funds transfer service, you will choose the day of the month (the effective date) on which you would like to regularly purchase or withdraw shares. When this day falls on a weekend or holiday, the electronic transfer will take place on the last business day prior to the effective date. You may terminate your participation in a plan at any time. Please call the Manager for details and necessary forms or applications or sign up online at usaa.com.

Automatic Purchase of Shares

Automatic Investing – A no initial investment plan. With this plan the regular minimum initial investment amount is waived if you make monthly additions of at least $50 through electronic funds transfer from a checking or savings account. For the Cornerstone Strategy Fund and Balanced Strategy Fund, the minimum monthly addition is $20.

InvesTronic® – The regular purchase of additional shares through electronic funds transfer from a checking or savings account. You may invest as little as $50 per transaction.

Direct Purchase Service – The periodic purchase of shares through electronic funds transfer from a non-governmental employer, an income-producing investment, or an account with a participating financial institution.

Direct Deposit Program – The monthly transfer of certain federal benefits to directly purchase shares of a USAA mutual fund. Eligible federal benefits include: Social Security, Supplemental Security Income, Veterans Compensation and Pension, Civil Service Retirement Annuity, and Civil Service Survivor Annuity.

Government Allotment – The transfer of military pay by the U.S. Government Finance Center for the purchase of USAA mutual fund shares.

Automatic Purchase Plan – The periodic transfer of funds from a USAA money market fund to purchase shares in another non-money market USAA mutual fund. There is a minimum investment required for this program of $5,000 in the money market fund, with a monthly transaction minimum of $50.

Buy/Sell Service – The intermittent purchase or redemption of shares through electronic funds transfer to or from a checking or savings account. You may initiate a “buy” or “sell” whenever you choose.

Directed Dividends – If you own shares in more than one of the Funds in the USAA family of funds, you may direct that dividends and/or capital gain distributions earned in one fund be used to purchase shares automatically in another fund.

Participation in these systematic purchase plans allows you to engage in dollar-cost averaging.

Systematic Withdrawal Plan

If you own shares in a single investment account (accounts in different Funds cannot be aggregated for this purpose) you may request that enough shares to produce a fixed amount of money be liquidated from the account monthly, quarterly, or annually. The amount of each withdrawal must be at least $50. Using the electronic funds transfer service, you may choose to have withdrawals electronically deposited at your bank or other financial institution. You also may elect to have checks made payable to an entity unaffiliated with United Services Automobile Association (USAA). You also may elect to have such withdrawals invested in another USAA Fund.

This plan may be initiated on usaa.com or by completing a Systematic Withdrawal Plan application, which may be requested from the Manager. You may terminate participation in the plan at any time. You are not charged for withdrawals under the Systematic Withdrawal Plan. The Trust will not bear any expenses in administering the plan beyond the regular transfer agent and custodian costs of issuing and redeeming shares. The Manager will bear any additional expenses of administering the plan.

Withdrawals will be made by redeeming full and fractional shares on the date you select at the time the plan is established. Withdrawal payments made under this plan may exceed dividends and distributions and, to this extent, will involve the use of principal and could reduce the dollar value of your investment and eventually exhaust the account. Reinvesting dividends and distributions helps replenish the account. Because share values and net investment income can fluctuate, you should not expect withdrawals to be offset by rising income or share value gains. Withdrawals that exceed the value in your account will be processed for the amount available and the plan will be canceled.

Each redemption of shares of a Fund may result in a gain or loss, which must be reported on your income tax return. Therefore, you should keep an accurate record of any gain or loss on each withdrawal.

Tax-Deferred Retirement Plans (not available in the Growth and Tax Strategy Fund)

Federal tax on current income may be deferred if you qualify for certain types of retirement programs. For your convenience, the Manager offers 403(b)(7) accounts and various forms of IRAs. You may make investments in one or any combination of the portfolios described in the prospectuses of the Trust (excluding our tax-exempt funds).

Retirement plan applications for the IRA and 403(b)(7) programs should be sent directly to USAA Shareholder Account Services, P.O. Box 659453, San Antonio, TX 78265-9825. USAA Federal Savings Bank serves as Custodian of these tax-deferred retirement accounts under the programs made available by the Manager. Applications for these retirement accounts received by the Manager will be forwarded to the Custodian for acceptance.

An administrative fee of $20 is deducted from the money sent to you after closing an account. Exceptions to the fee are: partial distributions, total transfer within USAA, and distributions due to disability or death. This charge is subject to change as provided in the various agreements. There may be additional charges, as mutually agreed upon between you and the Custodian, for further services requested of the Custodian.

Each employer or individual establishing a tax-deferred retirement account is advised to consult with a tax adviser before establishing the account. You may obtain detailed information about the accounts from the Manager.

  INVESTMENT POLICIES

The sections captioned Investment Objective, and Principal Investment Strategy in each Fund’s prospectus describe the investment objective(s) and the investment policies applicable to each Fund. There can, of course, be no assurance that each Fund will achieve its investment objective(s). Each Fund’s objective(s) is not a fundamental policy and may be changed upon notice to, but without the approval of, the Funds’ shareholders. If there is a change in the investment objective(s) of a Fund, the Fund’s shareholders should consider whether the Fund remains an appropriate investment in light of then-current needs. The following is provided as additional information about the investment policies of the Funds. Unless described as a principal investment policy in a Fund’s prospectus, these represent the non-principal investment policies of the Funds.

Temporary Defensive Policy

Each Fund (except the Treasury Money Market Trust) may, on a temporary basis because of market, economic, political, or other conditions, invest up to 100% of its assets in investment-grade, short-term debt instruments. Such securities may consist of obligations of the U.S. government, its agencies or instrumentalities, and repurchase agreements secured by such instruments; certificates of deposit of domestic banks having capital, surplus, and undivided profits in excess of $100 million; banker’s acceptances of similar banks; commercial paper and other corporate debt obligations.

Section 4(2) Commercial Paper and Rule 144A Securities

Each Fund (except the GNMA Trust and the Treasury Money Market Trust) may invest in commercial paper issued in reliance on the “private placement” exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (1933 Act) (Section 4(2) Commercial Paper). Section 4(2) Commercial Paper is restricted as to disposition under the federal securities laws; therefore, any resale of Section 4(2) Commercial Paper must be effected in a transaction exempt from registration under the 1933 Act. Section 4(2) Commercial Paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) Commercial Paper, thus providing liquidity.

Each Fund (except the GNMA Trust and the Treasury Money Market Trust) may also purchase restricted securities eligible for resale to “qualified institutional buyers” pursuant to Rule 144A under the 1933 Act (Rule 144A Securities). Rule 144A provides a non-exclusive safe harbor from the registration requirements of the 1933 Act for resales of certain securities to institutional investors.

Municipal Lease Obligations

The Balanced Strategy, Cornerstone Strategy, Growth and Tax Strategy, and Managed Allocation Funds may invest in municipal lease obligations, installment purchase contract obligations, and certificates of participation in such obligations (collectively, lease obligations). A lease obligation does not constitute a general obligation of the municipality for which the municipality’s taxing power is pledged, although the lease obligation is ordinarily backed by the municipality’s covenant to budget for the payments due under the lease obligation.

Certain lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In evaluating a potential investment in such a lease obligation, the Manager or the applicable Subadviser will consider: (1) the credit quality of the obligor; (2) whether the underlying property is essential to a governmental function; and (3) whether the lease obligation contains covenants prohibiting the obligor from substituting similar property if the obligor fails to make appropriations for the lease obligation.

Liquidity Determinations

The Board of Trustees has adopted guidelines pursuant to which municipal lease obligations, Section 4(2) Commercial Paper, Rule 144A Securities, certain restricted debt securities that are subject to put or demand features exercisable within seven days (Demand Feature Securities) and other securities (whether registered or not) that may be considered illiquid before or after purchase due to issuer bankruptcy, delisting, thin or no trading SEC guidance, or similar factors (other securities) may be determined to be liquid for purposes of complying with SEC limitations applicable to each Fund’s investments in illiquid securities. In determining the liquidity of municipal lease obligations, Section 4(2) Commercial Paper, Rule 144A Securities, and other securities, the Manager or the applicable Subadviser will, pursuant to the Board Adopted Liquidity Procedures, among other things, consider the following factors established by the Board of Trustees:  (1) the frequency of trades and quotes for the security, (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (3) the willingness of dealers to undertake to make a market in the security, and (4) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer. Additional factors considered by the Manager or the applicable Subadviser in determining the liquidity of a municipal lease obligation are: (1) whether the lease obligation is of a size that will be attractive to institutional investors, (2) whether the lease obligation contains a non-appropriation clause and the likelihood that the obligor will fail to make an appropriation therefor, and (3) such other factors as the Manager or the applicable Subadviser may determine to be relevant to such determination. In determining the liquidity of Demand Feature Securities, the Manager or the applicable Subadviser will evaluate the credit quality of the party (the Put Provider) issuing (or unconditionally guaranteeing performance on) the put or demand feature of the Demand Feature Securities. In evaluating the credit quality of the Put Provider, the Manager or the applicable Subadviser will consider all factors that it deems indicative of the capacity of the Put Provider to meet its obligations under the Demand Feature Securities based upon a review of the Put Provider’s outstanding debt and financial statements and general economic conditions.

Certain foreign securities (including Eurodollar obligations) may be eligible for resale pursuant to Rule 144A in the United States and may also trade without restriction in one or more foreign markets. Such securities may be determined to be liquid based upon these foreign markets without regard to their eligibility for resale pursuant to Rule 144A. In such cases, these securities will not be treated as Rule 144A Securities for purposes of the liquidity guidelines established by the Board of Trustees.

Calculation of Dollar-Weighted Average Portfolio Maturity

Dollar-weighted average portfolio maturity is derived by multiplying the dollar value of each debt instrument by the number of days remaining to its maturity, adding the results of these calculations, and then dividing the total by the total by the value of the Fund’s debt instruments. An obligation’s maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

With respect to obligations held by the Funds, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of mortgage-backed securities, some asset-backed securities, and securities subject to sinking fund arrangements are determined on a weighted average life basis, which is the average time for principal to be repaid. For mortgage-backed and some asset-backed securities, this average time is calculated by assuming prepayment rates of the underlying loans. These prepayment rates can vary depending upon the level and volatility of interest rates. This, in turn, can affect the weighted average life of the security. The weighted average lives of these securities will be shorter than their stated final maturities. In addition, for purposes of the Fund’s investment policies, an instrument will be treated as having a maturity earlier than its stated maturity date if the instrument has technical features such as puts or demand features that, in the judgment of the Manager or the applicable Subadviser, will result in the instrument’s being valued in the market as though it has the earlier maturity.

Finally, for purposes of calculating the dollar-weighted average portfolio maturity of these Funds, the maturity of a debt instrument with a periodic interest reset date will be deemed to be the next reset date, rather than the remaining stated maturity of the instrument if, in the judgment of the Manager or applicable Subadviser, the periodic interest reset features will result in the instrument’s being valued in the market as though it has the earlier maturity.

The Treasury Money Market Trust will determine the maturity of an obligation in its portfolio in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended (1940 Act).

Eurodollar and Yankee Obligations

The Balanced Strategy, Cornerstone Strategy, and Managed Allocation Funds’ assets may invest in Eurodollar obligations or Yankee obligations. Eurodollar obligations are dollar-denominated instruments that have been issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that have been issued by foreign issuers in the U.S. capital markets.

Eurodollar and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk, and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from leaving the country. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers. However, Eurodollar and Yankee obligations will undergo the same type of credit analysis as domestic issues in which the Fund invests, and will have at least the same financial strength as the domestic issuers approved for the Fund.

Master Demand Notes

The Balanced Strategy, Cornerstone Strategy, and Managed Allocation Funds’ assets may be invested in master demand notes, which are obligations that permit the investment of fluctuating amounts by each Fund, at varying rates of interest using direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. Each Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because master demand notes are direct lending arrangements between the lender and borrower, these instruments generally will not be traded, and there generally is no secondary market for these notes, although they are redeemable (and immediately repayable by the borrower) at face value, plus accrued interest, at any time. We will invest a Fund’s assets in master demand notes only if the Fund’s Board of Trustees or its delegate has determined that they are of credit quality comparable to the debt securities in which the Fund generally may invest.

Periodic Auction Reset Bonds

The Balanced Strategy, Cornerstone Strategy, Growth and Tax Strategy, and Managed Allocation Funds may invest in periodic auction reset bonds. Periodic auction reset bonds are bonds whose interest rates are reset periodically through an auction mechanism. For purposes of calculating the portfolio weighted average maturity of each Fund, the maturity of periodic auction reset bonds will be deemed to be the next interest reset date, rather than the remaining stated maturity of the instrument.

Periodic auction reset bonds, similar to short-term debt instruments, are generally subject to less interest rate risk than long-term fixed rate debt instruments because the interest rate will be periodically reset in a market auction. Periodic auction reset bonds with a long remaining stated maturity (i.e., ten years or more), however, could have greater market risk than fixed short-term debt instruments, arising from the possibility of auction failure or insufficient demand at an auction, resulting in greater price volatility of such instruments compared to fixed short-term bonds.

Synthetic Instruments

The Balanced Strategy, Cornerstone Strategy, Growth and Tax Strategy, and Managed Allocation Funds may invest in tender option bonds, bond receipts, and similar synthetic municipal instruments. A synthetic instrument is a security created by combining an intermediate or long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice. This right to sell is commonly referred to as a tender option. Usually, the tender option is backed by a conditional guarantee or letter of credit from a bank or other financial institution. Under its terms, the guarantee may expire if the municipality defaults on payments of interest or principal on the underlying bond, if the credit rating of the municipality is downgraded, or if interest on the underlying bond loses its tax-exempt statues. Synthetic instruments involve structural risks that could adversely affect the value of the instrument or could result in a Fund’s holding an instrument for a longer period of time than originally anticipated. For example, because of the structure of a synthetic instrument, there is a risk that the instrument will lose its tax-exempt treatment or that the Fund will not be able to exercise its tender option. The Growth and Tax Strategy Fund will not purchase a synthetic instrument unless counsel for the issuer has issued an opinion that the instrument is entitled to tax-exempt treatment.

Put Bonds

The Balanced Strategy, Cornerstone Strategy, Growth and Tax Strategy, and Managed Allocation Funds’ assets may be invested in securities (including securities with variable interest rates) that may be redeemed or sold back (put) to the issuer of the security or a third party prior to stated maturity (put bonds). Such securities will normally trade as if maturity is the earlier put date, even though stated maturity is longer. Under each Fund’s portfolio allocation procedure, maturity for put bonds is deemed to be the date on which the put becomes exercisable.

Lending of Securities

Each Fund may lend its securities in accordance with a lending policy that has been authorized by the Trust’s Board of Trustees and implemented by the Manager. Securities may be loaned only to qualified broker-dealers or other institutional investors that have been determined to be creditworthy by the Manager. When borrowing securities from a Fund, the borrower will be required to maintain cash collateral with the Trust in amount at least equal to the fair value of the borrowed securities. During the term of each loan, the Fund will be entitled to receive payments from the borrower equal to all interest and dividends paid on the securities during the term of the loan by the issuer of the securities. In addition, a Fund will invest the cash received as collateral in high-quality short-term instruments such as obligations of the U.S. government or of its agencies or instrumentalities or in repurchase agreements or shares of money market mutual funds, thereby earning additional income. Risks to a Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term instruments will be less than the amount of cash collateral required to be returned to the borrower.

No loan of securities will be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of a Fund’s total assets. A Fund may terminate a loan at any time.

Emerging Markets Debt

Brady Bonds are securities created through a restructuring plan introduced by former U.S. Treasury Secretary Nicholas Brady. The Brady Plan made provisions whereby existing commercial bank loans to both public and private entities in selected developing countries are exchanged for Brady Bonds. These bonds may be denominated in other currencies, but are usually denominated in U.S. dollars. Brady Bonds are actively traded in over-the-counter markets. As the markets for these securities have from time to time been subject to disruption, the Manager and applicable Subadviser will monitor, on a continuous basis, the liquidity of Brady Bonds held in the Fund’s portfolio.

Convertible Securities

Each Fund (except Growth and Tax Strategy Fund, GNMA and Treasury Money Market Trusts) may invest in convertible securities, which are bonds, preferred stocks, and other securities that pay interest or dividends and offer the buyer the ability to convert the security into common stock. The value of convertible securities depends partially on interest rate changes and the credit quality of the issuer. Because a convertible security affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the underlying common stock, the value of convertible securities also depends on the price of the underlying common stock.

The convertible securities in which the Funds will invest may be rated below investment grade as determined by Moody’s Investors Service (Moody’s) or Standard & Poor’s Ratings Group (S&P), or unrated but judged by the Manager or the applicable Subadviser to be of comparable quality (commonly called junk bonds). For a more complete description of debt ratings, see Appendix A. Such securities are deemed to be speculative and involve greater risk of default due to changes in interest rates, economic conditions, and the issuer’s creditworthiness. As a result, their market prices tend to fluctuate more than those of higher-quality securities. During periods of general economic downturns or rising interest rates, issuers of such securities may experience financial difficulties, which could affect their ability to make timely interest and principal payments. The Fund’s ability to timely and accurately value and dispose of lower-quality securities may also be affected by the absence or periodic discontinuance of liquid trading markets.

Foreign Securities

Each Fund (except the GNMA and Treasury Money Market Trusts) may invest their assets in foreign securities purchased in either foreign or U.S. markets, including American depositary receipts (ADRs), European depositary receipts (EDRs) and global depositary receipts (GDRs). These foreign holdings present certain other risks not present in domestic investments and may include securities issued in emerging markets as well as securities issued in established markets. Investing in foreign securities poses unique risks: currency exchange rate fluctuations; foreign market illiquidity; emerging markets risk; increased price volatility; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; political or social instability, including policies of foreign governments which may affect their respective equity markets; foreign taxation requirements including withholding taxes; and difficulties in obtaining legal judgments. In the past, equity and debt instruments of foreign markets have been more volatile than equity and debt instruments of U.S. securities markets.

Any such investments will be made in compliance with U.S. and foreign currency restrictions, tax laws, and laws limiting the amount and types of foreign investments. Pursuit of the Funds’ investment objectives will involve currencies of the United States and of foreign countries. Consequently, changes in exchange rates, currency convertibility, and repatriation requirements may favorably or adversely affect the Funds.

Forward Currency Contracts

Each Fund (except the GNMA and Treasury Money Market Trusts) may enter into forward currency contracts in order to protect against uncertainty in the level of future foreign exchange rates. A forward contract involves an agreement to purchase or sell a specific currency at a specified future date or over a specified time period at a price set at the time of the contract. These contracts are usually traded directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirements, and no commissions are charged.

A Fund may enter into forward currency contracts under two circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security until settlement. By entering into such a contract, a Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency from the date the security is purchased or sold to the date on which payment is made or received. Second, when management of a Fund believes that the currency of a specific country may deteriorate relative to the U.S. dollar, it may enter into a forward contract to sell that currency. A Fund may not hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of forward currency) of the securities held in its portfolio denominated or quoted in, or bearing a substantial correlation to, such currency.

The use of forward contracts involves certain risks. The precise matching of contract amounts and the value of securities involved generally will not be possible since the future value of such securities in currencies more than likely will change between the date the contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment strategies. The Manager or the applicable Subadviser believes it is important, however, to have the flexibility to enter into such contracts when it determines it is in the best interest of the Funds to do so. It is impossible to forecast what the market value of portfolio securities will be at the expiration of a contract. Accordingly, it may be necessary for a Fund to purchase additional currency (and bear the expense of such purchase) if the market value of the security is less than the amount of currency a Fund is obligated to deliver, and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell some of the foreign currency received on the sale of the portfolio security if its market value exceeds the amount of currency a Fund is obligated to deliver. A Fund is not required to enter into such transactions and will not do so unless deemed appropriate by the Manager or the applicable Subadviser.

Although the Funds value their assets each business day in terms of U.S. dollars, they do not intend to convert their foreign currencies into U.S. dollars on a daily basis. They will do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.

Illiquid Securities

Each Fund may invest up to 15% (except the Treasury Money Market Trust), which may only invest up to 5%) of its respective net assets, in securities that are illiquid. Illiquid securities are generally those securities that a Fund cannot expect to sell or dispose of in the ordinary course of business within seven days or less at approximately the value ascribed to such securities.

Adjustable-Rate Securities

The interest rate on an adjustable-rate security fluctuates periodically. Generally, the security’s yield is based on a U.S. dollar-based interest-rate benchmark such as the Federal Funds Rate, the 90-day Treasury bill rate, or the London Interbank Offered Rate (LIBOR). The yields on these securities are reset on a periodic basis (for example, daily, weekly, or quarterly) or upon a change in the benchmark interest rate. The yields are closely correlated to changes in money market interest rates.

Variable-Rate Demand Notes

Each Fund (except the Emerging Markets, World Growth, and International Funds) may invest in securities which provide the right to sell the securities at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to a rate that reflects current market conditions. The effective maturity for these instruments is deemed to be less than 397 days in accordance with detailed regulatory requirements. These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by a Fund depending on the proportion of such securities held.

Variable-Rate and Floating-Rate Securities

The Cornerstone Strategy and Balanced Strategy Funds and the GNMA Trust may invest in variable-rate and floating-rate securities, which bear interest at rates that are adjusted periodically to market rates. These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by a Fund depending on the proportion of such securities held. Because the interest rates of variable-rate and floating-rate securities are periodically adjusted to reflect current market rates, the market value of the variable-rate and floating-rate securities is less affected by changes in prevailing interest rates than the market value of securities with fixed interest rates. The market value of variable-rate and floating-rate securities usually tends toward par (100% of face value) at interest rate adjustment time.

When-Issued and Delayed-Delivery Securities

Each Fund may invest in debt securities offered on a when-issued or delayed-delivery basis; that is, delivery of and payment for the securities take place after the date of the commitment to purchase, normally within 45 days. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. A Fund may sell these securities before the settlement date if it is deemed advisable.

Debt securities purchased on a when-issued or delayed-delivery basis are subject to changes in value in the same way as other debt securities held in the Funds’ portfolios are; that is, both generally experience appreciation when interest rates decline and depreciation when interest rates rise. The value of such securities will also be affected by the public’s perception of the creditworthiness of the issuer and anticipated changes in the level of interest rates. Purchasing securities on a when-issued or delayed-delivery basis involves a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. To ensure that a Fund will be able to meet its obligation to pay for when-issued or delayed-delivery securities at the time of settlement, the Fund will segregate cash or liquid securities at least equal to the amount of the when-issued or delayed-delivery commitments. The segregated securities are valued at market, and any necessary adjustments are made to keep the value of the cash and/or segregated securities at least equal to the amount of such commitments by the Fund.

On the settlement date of the when-issued or delayed-delivery securities, the Fund will meet its obligations from then available cash, sale of segregated securities, sale of other securities, or from sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than the Trust’s payment obligations). Sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains.

Separate Trading of Registered Interest and Principal of Securities (STRIPS)

The Balanced Strategy, Cornerstone Strategy, and Managed Allocation Funds and the GNMA and Treasury Money Market Trusts may invest in Separate Trading of Registered Interest and Principal of Securities (STRIPS), which are U.S. Treasury securities, that allow the investor to hold and trade the individual interest and principal components of eligible Treasury notes and bonds as separate securities. STRIPS can only be purchased and held through financial institutions and government securities brokers and dealers. These securities are backed by the full faith and credit of the U.S. government.

Treasury Inflation-Protected Securities (TIPS)

The Balanced Strategy, Cornerstone Strategy, and Managed Allocation Funds and the GNMA and Treasury Money Market Trusts may invest in Treasury inflation-protected securities, which are U.S. Treasury securities that have been designed to provide a real rate of return after being adjusted over time to reflect the impact of inflation. Their principal value periodically adjusts to the rate of inflation. They trade at prevailing real, or after inflation, interest rates. The U.S. Treasury guarantees repayment of at least the face value of these securities in the event of sustained deflation or a drop in prices.

Investments in Real Estate Investment Trusts (REITs)

Because the Balanced Strategy, Cornerstone Strategy, Managed Allocation, and World Growth Funds may invest a portion of their assets in equity securities of domestic and foreign REITs, these Funds may also be subject to certain risks associated with direct investments in real estate. In addition, the Balanced Strategy, Cornerstone Strategy, and Managed Allocation Funds may invest a portion of their assets in the debt securities of REITs and, therefore, may be subject to certain other risks, such as credit risk, associated with investment in these securities. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Furthermore, REITs are dependent upon the specialized management skills of their managers and may have limited geographic diversification, thereby subjecting them to risks inherent in financing a limited number of projects. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

Tax-Exempt Securities

Tax-exempt securities generally include debt obligations issued by states and their political subdivisions, and duly constituted authorities and corporations, to obtain funds to construct, repair, or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets, and water and sewer works. Tax-exempt securities may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities. The tax-exempt income earned on these investments will be taxable to the Funds’ shareholders (other than shareholders of the Growth and Tax Strategy Fund) when distributed to them.

The two principal classifications of tax-exempt securities are “general obligations” and “revenue” or “special tax” bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. The Funds may also invest in tax-exempt private activity bonds, which in most cases are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on such industrial revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. There are, of course, many variations in the terms of, and the security underlying tax-exempt securities. Short-term obligations issued by states, cities, municipalities, or municipal agencies include Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes, and Short-Term Notes.

The yields of tax-exempt securities depend on, among other things, general money market conditions, conditions of the tax-exempt bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody’s, S&P, Fitch Ratings (Fitch), Dominion Bond Rating Service Limited (Dominion), and A.M. Best Co., Inc. (A.M. Best) represent their opinions of the quality of the securities rated by them (see Appendix A). It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, coupon, and rating may have different yields, while securities of the same maturity and coupon but with different ratings may have the same yield. It will be the responsibility of the Manager or the applicable Subadviser to appraise independently the fundamental quality of the tax-exempt securities included in a Fund’s portfolio.

Preferred Stocks

Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. Like common stock, preferred stocks represent partial ownership in a company, although preferred stockholders do not enjoy any of the voting rights of common stockholders. Also unlike common stock, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. The main benefit to owning preferred stock is that the investor has a greater claim on the company’s assets than common stockholders. Preferred stockholders always receive their dividends first and, in the event the company goes bankrupt, preferred stockholders are paid off before common stockholders.

Repurchase Agreements

Each Fund may invest in repurchase agreements. The Treasury Money Market Trust may invest in repurchase agreements that are collateralized by cash items or obligations issued or guaranteed as to both principal and interest by the U.S. government, its agencies, or instrumentalities. A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell it back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date, usually not more than seven days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest, which is unrelated to the coupon rate or maturity of the purchased security. A Fund maintains custody of the underlying securities prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian that maintains separate accounts for both the Fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by the underlying securities. In these transactions, the securities purchased by a Fund will have a total value equal to or in excess of the amount of the repurchase obligation and will be held by the Fund’s custodian or special “tri-party” custodian until repurchased. If the seller defaults and the value of the underlying security declines, the Fund may incur a loss and may incur expenses in selling the collateral. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. The Funds will invest in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the Manager.

Securities of Other Investment Companies

Each Fund may invest in securities issued by other investment companies that invest in eligible quality, short-term debt securities and seek to maintain a $1 NAV per share, i.e., “money market” funds. In addition, each Fund (except the Treasury Money Market Trust) may invest in securities issued by other non-money market investment companies (including ETFs). As a shareholder of another investment company, a Fund would indirectly bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears in connection with its own operations. The Funds may invest in securities issued by other investment companies subject to statutory limitations prescribed by the 1940 Act. The Funds may rely on certain SEC exemptive orders that permit funds meeting various conditions to invest in an ETF in amounts exceeding limits set forth in the 1940 Act that would otherwise be applicable.

Securities of ETFs

Each Fund’s assets (except the Treasury Money Market Trust) may be invested in ETFs, which are, with a few exceptions, open-end investment companies that trade throughout the day. ETFs trade on the American Stock Exchange or other exchanges. More specifically, ETFs typically track a market index or specific sectors of the stock or bond markets. Because they trade like a stock, they offer trading flexibility desired by both individuals and institutions. Like any security that trades on an exchange, the value of the underlying securities is the major factor in determining an ETF’s price. However, ETFs do not necessarily trade at their NAV. The price of an ETF is determined by supply and demand.

The Managed Allocation Fund may invest a substantial portion of its assets in ETFs. By investing in the Fund, you will be exposed to the same risks of the ETFs’ holdings as the ETFs themselves in direct proportion to the allocation of the Fund’s assets among those ETFs. You also will indirectly bear fees and expenses charged by the ETFs in which the Fund invests in addition to the Fund’s direct fees and expenses. In addition, each ETF typically is a “passive investor” and therefore invests in the securities and sectors contained in the index it seeks to track without regard for or analysis of the prospects of such securities or sectors. An ETF may invest in all of the securities in such index or in a representative sample of such securities. The ETFs will not attempt to take defensive positions in volatile or declining markets or under other conditions. Furthermore, the ETFs will not be able to duplicate exactly the performance of the underlying indexes they track. The difference in performance between an ETF and the index it seeks to track can be due to, among other factors, the expenses that the ETF pays, regulatory constraints, investment strategies, or techniques undertaken by the ETF, and changes to an underlying index. There also may be a lack of correlation between the securities in an index and those actually held by an ETF. Moreover, the market price of an ETF may be different from the NAV of such ETF (i.e., the ETF may trade at a discount or premium to its NAV). The performance of a fund that invests in such an ETF could be adversely impacted. In addition, although the ETFs are generally listed on securities exchanges, there can be no assurances that an active trading market for such ETFs will be maintained. Secondary market trading in the ETFs also may be halted by a national securities exchange because of market conditions or for other reasons. There can be no assurances that the requirement necessary to maintain the listing of the ETFs will continue to be met or will remain unchanged.

Mortgage-Backed Securities

The Balanced Strategy, Cornerstone Strategy, and Managed Allocation Funds, and GNMA Trust may invest in mortgage-backed securities. Mortgage-backed securities include, but are not limited to, securities issued by the Government National Mortgage Association (Ginnie Mae, also known as GNMA), Fannie Mae, and Freddie Mac. These securities represent ownership in a pool of mortgage loans. They differ from conventional bonds in that principal is paid back to the investor as payments are made on the underlying mortgages in the pool. Accordingly, a Fund receives monthly scheduled payments of principal and interest along with any unscheduled principal prepayments on the underlying mortgages. Because these scheduled and unscheduled principal payments must be reinvested at prevailing interest rates, mortgage-backed securities do not provide an effective means of locking in long-term interest rates for the investor. Like other fixed income securities, when interest rates rise, the value of a mortgage-backed security with prepayment features will generally decline. In addition, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. The weighted average life of such securities is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments.

GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development.  It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities.  Until recently, Fannie Mae and Freddie Mac were government-sponsored corporations owned entirely by private stockholders.  Both issue mortgage-related securities that contain guarantees as to timely payment of interest and principal but that are not backed by the full faith and credit of the U.S. Government.  The value of the companies’ securities fell sharply in 2008 due to concerns that the firms did not have sufficient capital to offset losses.  The U.S. Treasury has historically had the authority to purchase obligations of Fannie Mae and Freddie Mac.  In addition, in 2008, due to capitalization concerns, Congress provided the U.S. Treasury with additional authority to lend Fannie Mae and Freddie Mac emergency funds and to purchase the companies’ stock, as described below.  In September 2008, the U.S. Treasury and the Federal Housing Finance Agency (FHFA) announced that Fannie Mae and Freddie Mac had been placed in conservatorship.

Since 2009, Fannie Mae and Freddie Mac have received significant capital support through U.S. Treasury preferred stock purchases and Federal Reserve purchases of their mortgage backed securities.  While the Federal Reserve’s purchases have terminated, the U.S. Treasury announced in December 2009 that it would continue its support for the entities’ capital as necessary to prevent a negative net worth through at least 2012.  While the U.S. Treasury is committed to offset negative equity at Fannie Mae and Freddie Mac through its preferred stock purchases through 2012, no assurance can be given that the Federal Reserve, U.S. Treasury, or FHFA initiatives discussed above will ensure that Fannie Mae and Freddie Mac will remain successful in meeting their obligations with respect to the debt and mortgage-backed securities they issue beyond that date.  In addition, Fannie Mae and Freddie Mac also are the subject of several continuing class action lawsuits and investigations by federal regulators over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities.  Importantly, the future of the entities is in serious question as the U.S. Government reportedly is considering multiple options, ranging from nationalization, privatization, consolidation, or abolishment of the entities.

The Balanced Strategy, Cornerstone Strategy, and Managed Allocation Funds and GNMA Trust may also invest in mortgage-backed securities that include collateralized mortgage obligations (CMOs), stripped mortgage-backed securities (SMBSs), and mortgage dollar rolls.

CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. CMOs are divided into pieces (tranches) with varying maturities. The cash flow from the underlying mortgages is used to pay off each tranche separately. CMOs are designed to provide investors with more predictable maturities than regular mortgage securities but such maturities can be difficult to predict because of the effect of prepayments. Failure to accurately predict prepayments can adversely affect a Fund’s return on these investments. CMOs may also be less marketable than other securities.

SMBSs are derivative multi-class mortgage securities. SMBSs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities of the foregoing.  SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest only “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories. Although SMBSs are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, established trading markets for these types of securities are not as developed and, accordingly, these securities may be deemed “illiquid” and subject to a Fund's limitations on investment in illiquid securities.

In mortgage dollar roll transactions, a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. While the Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. At the time a Fund enters into a mortgage dollar roll, it designates on its books and records cash or liquid securities to secure its obligation for the forward commitment to buy mortgage-backed securities. Mortgage dollar roll transactions may be considered a borrowing by a Fund. The mortgage dollar rolls entered into by a Fund may be used as arbitrage transactions in which the Funds will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll. Because a Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage.

In addition, the Balanced Strategy and Cornerstone Strategy Funds may also invest in commercial mortgage-backed securities (CMBSs) and interest only commercial mortgage-backed securities (CMBS IOs).

CMBSs include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, apartments, hotels and motels, nursing homes, hospitals and senior living centers. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations. CMBSs may be less liquid and exhibit greater price volatility than other types of mortgage-backed securities.

CMBS IOs are similar to the SMBSs described above, but are contrasted by being backed by loans  that have various forms of prepayment protection, which include lock-out provisions, yield maintenance provisions, and prepayment penalties. Therefore, they generally have less prepayment risk than SMBSs, and are also less sensitive to interest rate changes. CMBS IOs are subject to recessionary default-related prepayments that may have a negative impact on yield. The Funds will only purchase CMBS IOs rated AA and higher.

Zero Coupon Bonds

The Growth and Tax Strategy, Balanced Strategy, Cornerstone Strategy, and Managed Allocation Funds and the GNMA Trust may invest in zero coupon bonds. A zero coupon bond is a security that is sold at a deep discount from its face value (“original issue discount”), makes no periodic interest payments, and is redeemed at face value when it matures. The lump sum payment at maturity increases the price volatility of the zero coupon bond to changes in interest rates when compared to a bond that distributes a semiannual coupon payment. In calculating its income, a Fund accrues the daily amortization of the original issue discount.

Derivatives

Each Fund (except the Treasury Money Market Trust) may buy and sell certain types of derivatives, such as options contracts, futures contracts, options on futures contracts, and swaps (each as described below) under circumstances in which such instruments are expected by the Manager or the applicable Subadviser to aid in achieving each Fund’s investment objective. A Fund may also purchase instruments with characteristics of both futures and securities (e.g., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and which, therefore, possess the risks of both futures and securities investments.

Derivatives, such as options, futures contracts, options on futures contracts, and swaps enable a Fund to take both “short” positions (positions which anticipate a decline in the market value of a particular asset or index) and “long” positions (positions which anticipate an increase in the market value of a particular asset or index). Each Fund may also use strategies which involve simultaneous short and long positions in response to specific market conditions, such as where the Manager or the applicable Subadviser anticipates unusually high or low market volatility.

The Manager or the applicable Subadviser may enter into derivative positions for each Fund for either hedging or non-hedging purposes. The term hedging is applied to defensive strategies designed to protect a Fund from an expected decline in the market value of an asset or group of assets that the Fund owns (in the case of a short hedge) or to protect the Fund from an expected rise in the market value of an asset or group of assets which it intends to acquire in the future (in the case of a long or “anticipatory” hedge). Non-hedging strategies include strategies designed to produce incremental income (such as the option writing strategy described below) or “speculative” strategies, which are undertaken to equitize the cash or cash equivalent portion of a Fund’s portfolio or to profit from (i) an expected decline in the market value of an asset or group of assets which the Fund does not own or (ii) expected increases in the market value of an asset which it does not plan to acquire. Information about specific types of instruments is provided below.

Inverse Floating Rate Securities

The Growth and Tax Strategy Fund may invest up to 10% of its net assets in municipal securities whose coupons vary inversely with changes in short-term tax-exempt interest rates and thus are considered leveraged investments in underlying municipal bonds (or securities with similar economic characteristics). In creating such a security, a municipality issues a certain amount of debt and pays a fixed interest rate. A portion of the debt is issued as variable rate short-term obligations, the interest rate of which is reset at short intervals, typically seven days or less. The other portion of the debt is issued as inverse floating rate obligations, the interest rate of which is calculated based on the difference between a multiple of (approximately two times) the interest paid by the issuer and the interest paid on the short-term obligation. These securities present special risks for two reasons: (1) if short-term interest rates rise (fall), the income a Fund earns on the inverse floating rate security will fall (rise); and (2) if long-term interest rates rise (fall) the value of the inverse floating rate security will fall (rise) more than the value of the underlying bond because of the leveraged nature of the investment. The Fund will seek to buy these securities at attractive values and yields that more than compensate the Fund for the securities price volatility.

Futures Contracts

Each Fund (other than the Treasury Money Market Trust) may use futures contracts to implement its investment strategy. Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a currency, interest rate or an index of securities, at a future time at a specified price. A contract to buy establishes a long position while a contract to sell establishes a short position.

The purchase of a futures contract on a security or an index of securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. A Fund will initially be required to deposit with the Trust’s custodian or the futures commission merchant effecting the futures transaction an amount of “initial margin” in cash or securities, as permitted under applicable regulatory policies.

Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called “maintenance or variation margin”) to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as “marking to market.” For example, when a Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when a Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker.

At any time prior to expiration of the futures contract, a Fund may elect to close the position by taking an opposite position that will terminate the Fund’s position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance are seldom made.

Cover

Transactions using certain derivative instruments, other than purchased options, expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash or liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, designate cash or liquid securities in the prescribed amount as determined daily.

Assets used as cover or held in an account cannot be sold while the position in the corresponding derivative instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund’s assets to cover in accounts could impede portfolio management or a Fund’s ability to meet redemption requests or other current obligations.

Options on Securities and Securities Indexes

Each Fund (except the Treasury Money Market Trust) may purchase and sell options on securities or securities indexes to implement its investment strategy. There are two basic types of options: “puts” and “calls.” Each type of option can be used to establish either a long or a short position, depending upon whether a Fund is the purchaser or a writer of the option. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period.

Purchased options have limited risk equal to the amount of the premium paid for the option. Such options afford the opportunity for gain corresponding to the increase or decrease in the value of the optioned asset. In general, a purchased put increases in value as the value of the underlying security falls and a purchased call increases in value as the value of the underlying security rises.

The principal reason to write options is to generate extra income (the premium paid by the buyer). Written options have varying degrees of risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered, that is, when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, that is, the difference between the agreed-upon price that a Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.

The obligation of the writer of an option continues until the writer effects a closing purchase transaction or until the option expires. To secure its obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.

Among the options that a Fund may purchase or sell are options on a securities index. In general, options on an index of securities are similar to options on the securities themselves except that delivery requirements are different. For example, a put option on an index of securities does not give the holder the right to make actual delivery of a basket of securities but instead gives the holder the right to receive an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with options on equity securities, or futures contracts, a Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

A securities index assigns relative values to the securities included in the index and the index options are based on a broad market index. In connection with the use of such options, a Fund may cover its position by identifying assets having a value equal to the aggregate face value of the option position taken.

Options on Futures Contracts

Each Fund (except the Treasury Money Market Trust) may invest in options on futures contracts to implement its investment strategy. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

Limitations and Risks of Options and Futures Activity

As noted above, a Fund may engage in both hedging and non-hedging strategies. Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. A Fund’s ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in the hedged asset correlate with price movements of the futures and options.

Non-hedging strategies typically involve special risks. The profitability of each Fund’s non-hedging strategies will depend on the ability of the Manager or the applicable Subadviser to analyze both the applicable derivatives market and the market for the underlying asset or group of assets. Derivatives markets are often more volatile than corresponding securities markets and a relatively small change in the price of the underlying asset or group of assets can have a magnified effect upon the price of a related derivative instrument.

Derivatives markets also are often less liquid than the market for the underlying asset or group of assets. Some positions in futures and options may be closed out only on an exchange that provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option contracts at any specific time. Thus, it may not be possible to close such an option or futures position prior to maturity. The inability to close options and futures positions also could have an adverse impact on a Fund’s ability to effectively carry out its derivative strategies and might, in some cases, require the Fund to deposit cash to meet applicable margin requirements.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased option contracts, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

Management of the Trust has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act.

Swap Arrangements

Each Fund (except the Treasury Money Market Trust) may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indices, including purchase or caps, floors and collars as described below. In an interest rate swap, a Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (i.e., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay the Fund a fixed rate of interest on the notional principal amount. In a currency swap, a Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, a Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. The purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas the purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed upon interest rate or amount. A collar combines buying a cap and selling a floor.

Each Fund (except the Treasury Money Market Trust) may enter into credit protection swap arrangements involving the sale by the Fund of a put option on a debt security which is exercisable by the buyer upon certain events, such as a default by the referenced creditor on the underlying debt or a bankruptcy event of the creditor.

Most swaps entered into by a Fund will be on a net basis. For example, in an interest rate swap, amounts generated by application of the fixed rate and floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, the Fund will set up a segregated custodial account to hold liquid assets, including cash. For swaps entered into on a net basis, assets will be segregated having an NAV equal to any excess of the Fund’s accrued obligations over the accrued obligations of the other party; for swaps on other than a net basis, assets will be segregated having a value equal to the total amount of the Fund’s obligations. Collateral is treated as illiquid.

These arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a portion of each Fund’s portfolio. However, each Fund may, as noted above, enter into such arrangements for income purposes to the extent permitted by applicable law. In entering into a swap arrangement, a Fund is dependent upon the creditworthiness and good faith of the counterparty. Each Fund will attempt to reduce the risk of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market is still relatively new and emerging; positions in swap contracts are generally illiquid and are not readily transferable to another counterparty. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Manager or the applicable Subadviser is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the

Manager or the applicable Subadviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

The Cornerstone Strategy, Balanced Strategy, and Managed Allocation Funds may enter into credit default swap contracts (CDSs) for investment purposes. If the Fund is a seller of a CDS contract, the Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would be subject to investment exposure on the notional amount of the swap.

The Cornerstone Strategy, Balanced Strategy, and Managed Allocation Funds also may purchase CDS contracts in order to hedge against the risk of default of debt securities it holds, in which case the Fund would function as the counterparty referenced above. This would involve the risk that the swap may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk; the seller may fail to satisfy its payment obligations to the Fund in the event of a default.

Asset-Backed Commercial Paper

Each Fund (except the Treasury Money Market Trust) may invest in asset–backed commercial paper, which is a short-term investment vehicle with a maturity that is typically between 90 and 180 days. The security itself is typically issued by a bank or other financial institution. The notes are backed by physical assets such as trade receivables, and are generally used for short-term financing needs. A company or group of companies looking to enhance liquidity may sell receivables to a bank or other conduit, which, in turn, will issue them to its investors as commercial paper. The commercial paper is backed by the expected cash inflows from the receivables. As the receivables are collected, the originators are expected to pass the funds to the bank or conduit, which then passes these funds on to the note holders.

Asset-Backed Securities

The Balanced Strategy, Cornerstone Strategy, and Managed Allocation Funds may invest in asset-backed securities (ABS). ABS represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, such as credit card, motor vehicle, or trade receivables. They may be pass-through certificates, which have characteristics very similar to mortgage-backed securities, discussed above. With respect to the Funds, such pass-through certificates may include equipment trust certificates (ETC) secured by specific equipment, such as airplanes and railroad cars. ETC securities may also be enhanced by letters of credit. An ABS may also be in the form of asset-backed commercial paper, which is issued by a special purpose entity, organized solely to issue the commercial paper and to purchase interests in the assets. The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and enhancement provided.

On occasion, the pool of assets may also include a swap obligation, which is used to change the cash flows on the underlying assets. As an example, a swap may be used to allow floating-rate assets to back a fixed-rate obligation. Credit quality depends primarily on the quality of the underlying assets, the level of credit support, if any, provided by the structure or by a third-party insurance wrap, and the credit quality of the swap counterparty, if any.

The weighted average life of such securities is likely to be substantially shorter than their stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments.

Loan Interests and Direct Debt Instruments

The Cornerstone Strategy, Balanced Strategy, and Managed Allocation Funds may invest in loan interests and direct debt instruments, generally referred to as bank loans, which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (in the case of loans and loan participations), to suppliers of goods or services (in the case of trade claims or other receivables), or to other parties. These investments involve a risk of loss in case of the default, insolvency, or bankruptcy of the borrower.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, or are not made in a timely manner, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than unsecured loans in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks, such as a loan foreclosure, and costs and liabilities associated with owning and disposing of the collateral. In addition, it is possible that a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower under the terms of the loan or other indebtedness. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent’s general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower’s condition makes it unlikely that the amount will ever be repaid.

For purposes of Fund investment limitations, a Fund generally will treat the borrower as the “issuer” of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the Fund, in some circumstances, to treat both the lending bank or other lending institution and the borrower as “issuers” for purposes of the Fund’s investment policies. Treating a financial intermediary as an issuer of indebtedness may restrict a Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Equity-linked Structured Notes

Equity-linked structured notes are hybrid instruments that are specifically designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Exchange-traded Notes

Exchange-traded Notes (ETNs) are a type of unsecured, unsubordinated debt security. This type of debt security differs from other types of bonds and notes because ETN returns are based upon the performance of a market index minus applicable fees, no period coupon payments are distributed, and no principal protections exists. The purpose of ETNs is to create a type of security that combines both the aspects of bonds and ETFs. Similar to ETFs, ETNs are traded on a major exchange (i.e. NYSE) during normal trading hours. However, investors also can hold the debt security until maturity. At that time, the issuer will give the investor a cash amount that would be equal to principal amount (subject to the day’s index factor). One factor that affects the ETN’s value is the credit rating of the issuer. Therefore, the value of the ETN may drop with a change in the underlying index, due to a downgrade in the issuer’s credit rating.

Equity Securities

Each Fund (except GNMA and Treasury Money Market Trusts) may invest in equity securities listed on any domestic or foreign securities exchange or traded in the over-the-counter market as well as certain restricted or unlisted securities. As used herein, “equity securities” are defined as common stock, preferred stock, trust or limited partnership interests, rights and warrants to subscribe to or purchase such securities, sponsored or unsponsored ADRs, EDRs, GDRs, and convertible securities, consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company’s capital structure. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.

Global Tactical Asset Allocation (GTAA) Strategy

In an attempt to enhance a Fund’s return, a Fund may employ a GTAA strategy, which is a total return strategy designed to add value by benefiting from short- and medium-term mispricing within global equity, bond, and currency markets. This strategy will be accomplished by investing the Fund’s assets in hedge or other funds that invest in short-term money market instruments, long and short positions in global equity and fixed-income exchange-traded futures, currency forwards, and other derivative instruments such as swaps.

The GTAA strategy seeks to enhance a Fund’s return by shifting investment weightings among global equity, bond, and currency markets in an effort to capture short- and medium-term market moves. The end result is a portfolio of equity, bond, and currency positions intended to generate returns for the Fund that exceed those that could be achieved without the GTAA strategy, although there can be no guarantee that such result will be achieved. Because the GTAA strategy focuses on short- and medium-term market moves, the strategy in this portfolio is expected to change frequently.

The GTAA strategy invests in options and futures based on any type of security or index, including options and futures traded on foreign exchanges. Some options and futures strategies, including selling futures, buying puts, and writing calls, hedge the strategy’s investments against price fluctuations. Other strategies, including buying futures, writing puts, and buying calls, tend to increase and will broaden the strategy’s market exposure. Options and futures may be combined with each other, or with forward contracts, in order to adjust the risk and return characteristics of an overall strategy.

A GTAA strategy also may contain forward currency exchange contracts (agreements to exchange one currency for another at a future date), may buy and sell options and futures contracts relating to foreign currencies, and may purchase securities indexed to foreign currencies. Currency management strategies allow this portion of the portfolio to shift investment exposure from one currency to another or to attempt to profit from anticipated declines in the value of a foreign currency relative to the U.S. dollar. Successful implementation of a GTAA strategy depends on the judgment of the GTAA strategy manager as to the potential risks and rewards of implementing the different types of strategies.

  INVESTMENT RESTRICTIONS

The following investment restrictions have been adopted by the Trust for each Fund. These restrictions may not be changed for any given Fund without approval by the lesser of (1) 67% or more of the voting securities present at a meeting of the Fund if more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (2) more than 50% of that Fund’s outstanding voting securities. The investment restrictions of one Fund may thus be changed without affecting those of any other Fund.

Each Fund:

(1)	may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

(2)
may not (except for the Precious Metals and Minerals Fund) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.

(3)	may not issue senior securities, except as permitted under the 1940 Act.

(4)
may not underwrite securities of other issuers, except to the extent that it may be deemed to act as a statutory underwriter in the distribution of any restricted securities or not readily marketable securities.

(5)	may make loans only as permitted under the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief.

(6)
may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling, and entering into financial futures contracts (including futures contracts on indices of securities, interest rates, and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts, or other derivative instruments that are not related to physical commodities.

(7)
may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except that each Fund may invest in securities or other instruments backed by real estate or securities of companies that deal in real estate or are engaged in the real estate business.

With respect to each Fund’s concentration policies as described above, the Manager and Subadvisers, where applicable, use various recognized industry classification services including, but not limited to industry classifications established by Standard & Poor’s Rating Services (S&P), Bloomberg L.P., and Frank Russell Company, with certain modifications. The Manager and Subadvisers also may include additional industries as separate classifications, to the extent applicable. Because the Manager has determined that certain categories within, or in addition to, those set forth by S&P have unique investment characteristics, additional industries may be included as industry classifications. The Manager classifies municipal obligations by projects with similar characteristics, such as toll road revenue bonds, housing revenue bonds, or higher education revenue bonds. In addition, the Cornerstone Strategy Fund may not concentrate investments in any one industry, although it may invest up to 25% of the value of its total assets in one industry; the U.S. Stocks, International Stocks, and Bonds and Money Market Instruments investment categories are not considered industries for this purpose.

Additional Restriction

Each of the following funds has an investment policy that requires it to invest normally at least 80% of its assets in the type of security suggested by its name: Emerging Markets Fund invests at least 80% of its assets in equity securities of emerging market companies; Precious Metals and Minerals Fund invests at least 80% of its assets in equity securities of domestic and foreign companies principally engaged in the exploration, mining, or processing of gold and other precious metals and minerals, such as platinum, silver, and diamonds; GNMA Trust invests at least 80% of its assets in Government National Mortgage Association (GNMA) securities backed by the full faith and credit of the U.S. government; and Treasury Money Market Trust invests at least 80% of its assets in U.S. Treasury bills, notes and bonds,  and repurchase agreements collateralized by these instruments. To the extent required by SEC rules, each such policy may be changed only upon at least 60 days’ notice to the applicable Fund’s shareholders.

  PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

The Manager or the applicable Subadviser, subject to the general control of the Trust’s Board of Trustees, places all orders for the purchase and sale of Fund securities. In executing portfolio transactions and selecting brokers and dealers, it is the Trust’s policy to seek the best overall terms available. The Manager or the applicable Subadviser shall consider such factors as it deems relevant, including the breadth of the market in the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction or on a continuing basis. Securities purchased or sold in the over-the-counter market will be executed through principal market makers, except when, in the opinion of the Manager or the applicable Subadviser, better prices and execution are available elsewhere. In addition, the Manager or the applicable Subadviser may effect certain “riskless principal” transactions through certain dealers in over-the-counter markets under which mark-ups or mark-downs (which in this context may be deemed the equivalent of commissions) are paid on such transactions.

The Funds will have no obligation to deal with any particular broker or group of brokers in the execution of portfolio transactions. The Funds contemplate that, consistent with obtaining the best overall terms available, brokerage transactions may be effected through USAA Brokerage Services, an affiliated discount brokerage service of the Manager, and through affiliated brokers of the applicable Subadviser. The Trust’s Board of Trustees has adopted procedures in conformity with the requirements of Rule 17e-1 under the 1940 Act designed to ensure that all brokerage commissions paid to USAA Brokerage Services or any broker affiliated directly or indirectly with the Funds, the Manager, or the applicable Subadvisers are reasonable and fair. The Trust’s Board of Trustees has authorized the Manager or the applicable Subadviser for a Fund to effect portfolio transactions for the Fund on any exchange of which the Manager or such Subadviser (or any entity or person associated with the Manager or the Subadviser) is a member and to retain compensation in connection with such transactions. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations.

The Trust’s Board of Trustees has approved procedures in conformity with the requirements of Rule 10f-3 under the 1940 Act whereby a Fund may purchase securities that are offered in underwritings in which an affiliate of the Manager and/or a Subadviser participates. These procedures prohibit the Funds from directly or indirectly benefiting an affiliate of the Manager and/or a Subadviser in connection with such underwritings. In addition, for underwritings where the Manager and/or Subadviser affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Funds could purchase in the underwritings.

In the allocation of brokerage business used to purchase securities for the Funds, preference may be given to those broker-dealers who provide research and brokerage services to the Manager or the applicable Subadviser as long as there is no sacrifice in obtaining the best overall terms available. Payment for such services may also be generated through fixed price public offering underwriting concessions from purchases of new issue fixed-income securities. Such research and brokerage services may include, for example: advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities, and the availability of securities or the purchasers or sellers of securities; analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and various functions incidental to effecting securities transactions, such as clearance and settlement. These research services may also include access to research on third party databases, such as historical data on companies, financial statements, earnings history and estimates, and corporate releases; real-time quotes and financial news; research on specific fixed income securities; research on international market news and securities; and rating services on companies and industries. Thus, the Manager or the applicable Subadviser may be able to supplement its own information and to consider the views and information of other research organizations in arriving at its investment decisions. If such information is received and it is in fact useful to the Manager or the applicable Subadviser, it may tend to reduce the Manager’s or the applicable Subadviser’s costs.

In return for such services, a Fund may pay to a broker a “higher commission” (as such term may be interpreted by the SEC) than may be charged by other brokers, provided that the Manager or the applicable Subadviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or of the overall responsibility of the Manager or the applicable Subadviser to the Funds and its other clients. The receipt of research from broker-dealers that execute transactions on behalf of the Trust may be useful to the Manager or the applicable Subadviser in rendering investment management services to other clients (including affiliates of the Manager); and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other clients may be useful to the Manager or the applicable Subadviser in carrying out its obligations to the Trust. While such research is available to and may be used by the Manager or the applicable Subadviser in providing investment advice to all its clients (including affiliates of the Manager), not all of such research may be used by the Manager or the applicable Subadviser for the benefit of the Trust. Such research and services will be in addition to and not in lieu of research and services provided by the Manager or the applicable Subadviser, and the expenses of the Manager or the applicable Subadviser will not necessarily be reduced by the receipt of such supplemental research. See The Trust’s Manager.

The Manager or the applicable Subadviser continuously reviews the performance of the broker-dealers with which it places orders for transactions. A periodic evaluation is made of brokerage transaction costs and services. In evaluating the performance of brokers and dealers, the Manager or the applicable Subadviser considers whether the broker-dealer has generally provided the Manager or the applicable Subadviser with the best overall terms available, which includes obtaining the best available price and most favorable execution.

To the extent permitted by applicable law, and in all instances subject to the Funds’ policies regarding best execution, the Manager or the applicable Subadvisers may allocate brokerage transactions to broker-dealers that have entered into commission recapture arrangements in which the broker-dealer allocates a portion of the commissions paid by the Fund toward the reduction of that Fund’s expenses. The applicable Subadviser may use step-out trades where the executing broker-dealer agrees to step-out a portion of a larger trade to the commission recapture broker-dealer to facilitate the commission recapture arrangement.

Securities of the same issuer may be purchased, held, or sold at the same time by the Trust for any or all of its Funds or other accounts or companies for which the Manager or the applicable Subadviser acts as the investment adviser (including affiliates of the Manager or the applicable Subadviser). On occasions when the Manager or the applicable Subadviser deems the purchase or sale of a security to be in the best interest of the Trust, as well as the Manager or the applicable Subadviser’s other clients, the Manager or the applicable Subadviser, to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased  for the Trust with those to be sold or purchased for other customers in order to obtain best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager or the applicable Subadviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such customers, including the Trust. In some instances, this procedure may affect the price and size of the position obtainable for the Trust.

The Trust pays no brokerage commissions for debt securities. The market for such securities is typically a “dealer” market in which investment dealers buy and sell the securities for their own accounts, rather than for customers, and the price may reflect a dealer’s mark-up or mark-down. In addition, some securities may be purchased directly from issuers.

During the fiscal year ended May 31, 2011, the Funds purchased securities of the following regular broker-dealers (the ten largest broker-dealers through whom the Funds purchased securities) or the parents of the regular broker-dealers.

			Value of Securities
Regular Broker-Dealer			As of May 31, 2011
Banc of America Corp
	Cornerstone Strategy		$2,909,000
Banc of America Securities, LLC
	Balanced Strategy		$2,869,000
	Growth and Tax Strategy		$699,000
Barcalys Global Investors Services
	Balanced Strategy	$
	Cornerstone Strategy		$828,000
	International		$13,878,000
Bradesco Securities, Inc.
	Emerging Markets		$5,009,000
Citigroup Global Markets Inc.
	Balanced Strategy		$2,797,000
	Cornerstone Strategy		$8,963,000
	Growth and Tax Strategy		$661,000
Credit Suisse
	Cornerstone Strategy		$485,000
Deutsche Bank Securities, Inc.
	Cornerstone Strategy		$2,127,000
	World Growth		$5,345,000
Goldman Sachs Group
	Balanced Strategy		$3,360,000
	Cornerstone Strategy		$9,955,000
	Growth and Tax Strategy		$431,000
	World Growth		$7,913,000
	International		$2,488,000
ITAU Securities Inc.
	Emerging Markets		$13,618,000
JP Morgan Securities, Inc.
	Balanced Strategy		$10,871,000
	Cornerstone Strategy		$18,397,000
	Growth and Tax Strategy		$1,013,000
Morgan Stanley
	Cornerstone Strategy		$875,000
	Growth and Tax Strategy		$199,000
UBS AG
	Cornerstone Strategy		$648,000
	World Growth		$7,896,000

International	$39,292,000
State Street Bank & Trust
Balanced Strategy	$3,402,000
Cornerstone Strategy	$7,424,000
World Growth	$11,854,000
International	$129,000
Woori Investment & Securities Co
Emerging Markets	$3,392,000

Brokerage Commissions

During the last three fiscal years ended May 31, the Funds paid the following brokerage fees:

Fund	2009	2010	2011

Growth and Tax Strategy	$36,795	$17,556	$14,274
Balanced Strategy	$345,178	$466,526	$606,315
Cornerstone Strategy	$2,917,407	$2,055,887	$2,306,577
Precious Metals and Minerals	$1,095,525	$1,245,030	$1,138,623
Emerging Markets	$1,380,251	$1,871,455	$2,652,038	(a)
International	$663,921	$945,302	$1,550,333	(a)
World Growth	$195,169	$151,030	$232,407	(a)
Managed Allocation	N/A	$50,803	$175,541	(a)

(a)An increase in net assets resulted in an increase in brokerage commissions.

Credit Suisse, a subadviser of the Cornerstone Strategy Fund, executed Fund portfolio transactions through its affiliated brokerage, Advanced Execution Services (Advanced). The Fund paid the following brokerage commissions for the past three fiscal years ended May 31 for such transactions:

		Percentage of Aggregate	Percentage of Aggregate
		Commissions Paid to	Dollar Amount of
	Commissions	Affiliated Broker	Transactions Effected
			through Affiliated Broker
2009	$ 150	0.01%	0.01%
2010	$44,216	2.15%	5.68%
2011	$ 1,463	0.06%	0.35%

The Boston Company, the subadviser of the Emerging Markets Fund, executed Fund portfolio transactions through various brokers that use clearing services of its brokerage affiliate, Pershing LLC. The Fund paid the following brokerage charges (e.g. ticket charges) to Pershing LLC for the past three fiscal years ended May 31 for such transactions:

		Percentage of Aggregate	Percentage of Aggregate
		Commissions Paid to	Dollar Amount of
	Brokerage Charges	Clearing Broker Affiliate	Transactions Effected
			through Clearing Broker Affiliate
2009	$12,329	0.89%	0.64%
2010	$22,704	1.21%	1.00%
2011	$47,599	1.79%	1.40%

The Manager or the applicable Subadviser directed a portion of certain Fund’s brokerage transactions to certain broker-dealers that provided the Manager or the applicable Subadviser with research, analysis, advice, and similar services. For the fiscal year ended May 31, 2011, such brokerage transactions and related commissions and/or underwriting concessions amounted to the following:

	Commissions/	Transaction
Fund	Underwriting Concessions	Amounts
Growth and Tax Strategy	$3,244	$3,465,184
Cornerstone Strategy	$53,081	$19,404,946
Emerging Markets	$722,105	$321,344,569
International	$127,802	$1,092,770,891
World Growth	$32,688	$211,605,852

Portfolio Turnover Rates

The rate of portfolio turnover of a Fund will not be a limiting factor when the Manager or the applicable Subadviser deems changes in a Fund’s (other than Treasury Money Market Trust’s) portfolio appropriate in view of its investment objective(s). Ordinarily, a Fund will not purchase or sell securities solely to achieve short-term trading profits, although a Fund may sell portfolio securities without regard to the length of time held if consistent with the Fund’s investment objective(s). The Growth and Tax Strategy Fund, however, may also purchase and sell securities solely to achieve short-term trading profits. These activities may increase the portfolio turnover rate for the Fund, which may result in the Fund incurring higher brokerage costs and realizing more taxable gains than would otherwise be the case in the absence of such activities.

The portfolio turnover rate is computed by dividing the dollar amount of securities purchased or sold (whichever is smaller) by the average value of securities owned during the year. Short-term investments such as, but not limited to, commercial paper and short-term U.S. government securities are not considered when computing the turnover rate.

For the last two fiscal years ended May 31, the Funds’ portfolio turnover rates were as follows:

Fund	2010	2011
Growth and Tax Strategy	18%	19%
Balanced Strategy	110%	145%
Cornerstone Strategy	151%	117%
Precious Metals and Minerals	23%	24%
Emerging Markets	66%	66%
International	20%	25%
World Growth	15%	17%
GNMA Trust	27%	19%
Managed Allocation	52%	249%	(a)

(a) Reflects increased trading activity due to increase in net assets. Fund commenced operations on February 1, 2010.

FUND HISTORY AND DESCRIPTION OF SHARES

The Trust, formerly known as USAA State Tax-Free Trust, is an open-end management investment company established as a statutory trust under the laws of the state of Delaware pursuant to a Master Trust Agreement dated June 21, 1993, as amended. The Trust is authorized to issue shares of beneficial interest in separate portfolios. Forty-eight such portfolios have been established, nine of which are described in this SAI. Under the Master Trust Agreement, the Board of Trustees is authorized to create new portfolios in addition to those already existing without shareholder approval.

The Funds are series of the Trust and are diversified, except the Precious Metals and Minerals Fund and Managed Allocation Fund, which are classified as non-diversified. The Trust began offering shares of the Funds in August 2006. The Funds formerly were series of USAA Investment Trust, a Massachusetts Business Trust, which began offering shares of the Cornerstone Strategy Fund on August 15, 1984, the Precious Metals and Minerals (formerly Gold) Fund on August 15, 1984, the International Fund on July 11, 1988, the Growth and Tax Strategy Fund on January 11, 1989, the GNMA Trust and Treasury Money Market Trust on February 1, 1991, the World Growth Fund on October 1, 1992, the Emerging Markets Fund on November 7, 1994, and the Balanced Strategy Fund on September 1, 1995, and were reorganized into the Trust in August 2006. The Managed Allocation Fund began offering shares on February 1, 2010. The Precious Metals and Minerals, Emerging Markets and International Funds offer two classes of shares, one identified as retail and one identified as institutional shares.

The Precious Metals and Minerals, Emerging Markets, and International Funds offer three classes of shares: Fund Shares, Institutional Shares, and Adviser Shares. The World Growth Fund and GNMA Trust offer two classes of shares: Fund Shares and Adviser Shares. The Trust is permitted to offer additional funds or classes of shares. Each class of shares of a Fund is a separate share class of that Fund and is not a separate mutual fund. The Adviser Shares are designed to be sold only through brokers, dealers, banks, insurance companies, investment advisers, and other financial intermediaries that provide various distribution and administrative services. The Institutional Shares currently are available for investment only through a USAA managed account program, other persons or legal entities that the Fund may approve from time to time, or for purchase by the USAA Target Retirement Funds.The Institutional Shares were established on November 13, 2007, and commenced offering on August 1, 2008. The Adviser Shares were established on April 9, 2010, and commenced offering on August 1, 2010. Shares of each class of a Fund represent identical interests in that Fund’s investment portfolio and have the same rights, privileges and preferences. However, each class may differ with respect to expenses allocable to that class, voting rights on matters exclusively affecting that class, and its exchange privilege, if any. Shares of each Fund are entitled to participate equally in dividends, other distributions and the proceeds of any liquidation of that Fund. Due to the different expenses of each class, however, dividends and liquidation proceeds on retail shares, institutional shares and adviser shares will differ. The different expenses applicable to each class of shares of a Fund also will affect the performance of each class.

Each Fund’s assets and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such Fund. They constitute the underlying assets of such Fund, are required to be segregated on the books of account, and are to be charged with the expenses of such Fund. The assets of each Fund are charged with the liabilities and expenses attributable to such Fund, except that liabilities and expenses may be allocated to a particular class. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated on the basis of the Funds’ relative net assets during the fiscal year or in such other manner as the Trustees determine to be fair and equitable. Shares of each class of a Fund represent an equal proportionate interest in that Fund with every other share of that class and are entitled to dividends and distributions out of the net income and capital gains belonging to that Fund when declared by the Board and generally, will have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each has a different designation; (b) each class of shares bears its “Class Expenses”; (c) each has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement; (d) each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class; (e) each class may have separate exchange privileges; and (f) each class may have different conversion features. Expenses currently designated as “Class Expenses” by the Trust’s Board of Trustees under the Multiple Class Plan Pursuant to Rule 18f-3 under the 1940 Act include: legal, printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses, and proxies to current shareholders of a specific class; blue sky fees incurred by a specific class of shares; transfer agency expenses relating to a specific class of shares; expenses of administrative personnel and services required to support the shareholders of a specific class of shares; litigation expenses or other legal expenses relating to a specific class of shares; shareholder servicing expenses identified as being attributable to a specific class; and such other expenses actually incurred in a different amount by a class or related to a class’s  receipt of services of a different kind or to a different degree than another class. In addition, each class of a Fund may pay a different advisory fee to the extent that any difference in amount paid is the result of the application of the same performance fee provisions in the advisory contract with respect to the Fund to the different investment performance of each class of the Fund. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets belonging to such Fund available for distribution. However, due to the differing expenses of the classes, dividends and liquidation proceeds on the different classes of shares will differ.

Under the Trust’s Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there will ordinarily be no shareholder meeting unless otherwise required by the 1940 Act. Under certain circumstances, however, shareholders may apply to the Trustees for shareholder information in order to obtain signatures to request a shareholder meeting. The Trust may fill vacancies on the Board or appoint new Trustees if the result is that at least two-thirds of the Trustees have still been elected by shareholders. Moreover, pursuant to the Master Trust Agreement, any Trustee may be removed by the vote of two-thirds of the outstanding Trust shares, and holders of 10% or more of the outstanding shares of the Trust can require Trustees to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. The Trust will assist in communicating to other shareholders about the meeting. On any matter submitted to the shareholders, the holder of each Fund share is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative NAVs of the Fund’s shares. However, on matters affecting an individual Fund, a separate vote of the shareholders of that Fund is required. Shareholders of a Fund are not entitled to vote on any matter that does not affect that Fund but which requires a separate vote of another Fund.

Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trust’s Board of Trustees, and the holders of less than 50% of the shares voting for the election of Trustees will not be able to elect any person as a Trustee.

Shareholders of a particular Fund might have the power to elect all of the Trustees if that Fund has a majority of the assets of the Trust. When issued, each Fund’s shares are fully paid and nonassessable, have no pre-emptive or subscription rights, and are fully transferable. There are no conversion rights, except as described in a Fund’s prospectus or in the Trust’s Multiple Class Plan pursuant to rule 18f-3 under the 1940 Act.

  TAX CONSIDERATIONS

Taxation of the Funds

Each Fund intends to qualify each taxable year for treatment as a regulated investment company (RIC) under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the Code). Accordingly, a Fund will not be liable for federal income tax on its taxable net investment income and net capital gains (net long-term capital gains in excess of net short-term capital losses) that it distributes to its shareholders, provided that the Fund continues to qualify as a RIC.

To continue to qualify for treatment as a RIC, a Fund must, among other things, (1) derive  at least 90% of its gross income each taxable year from interest dividends payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies (the 90% test), (2) distribute 90% of its net investment company income, net short-term capital gains (the excess of short-term capital gains over short-term losses), and net gains from certain foreign currency transactions for the taxable year (the distribution requirement; and (3) satisfy certain diversifications requirements at the close of each quarter of the Fund’s taxable year. In the case of the Growth and Tax Strategy Fund, it is required that at least 50% of the value of its total assets must consist of obligations the interest of which is excludable from gross income pursuant to section 103(a) of the Code, in order to be entitled to pay “exempt-interest dividends” to its shareholders which those shareholders may exclude from their gross income for federal income tax purposes. The Growth and Tax Strategy Fund intends to continue to satisfy these requirements.

The Code imposes a nondeductible 4% excise tax on a RIC that fails to distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income for the calendar year, (2) 98.2% of its capital gain net income for the twelve-month period ending on October 31 of that year, and (3) any prior taxable income and gains not distributed. Each Fund intends to continue to make distributions necessary to avoid imposition of the excise tax.

The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gain from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward currency contracts a Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the 90% test.

A Fund may invest in certain futures and “nonequity” options (i.e., certain listed options, such as those on a “broad-based” securities index) and certain foreign currency options and forward currency contracts with respect to which it makes a particular election that will be subject to section 1256 of the Code (collectively section 1256 contracts). Any section 1256 contracts a Fund holds at the end of its taxable year generally must be “marked-to-market” (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain a Fund recognizes, without in either case increasing the cash available to it.

Section 988 of the Code also may apply to forward currency contracts and options on foreign currencies.  Under that section, each foreign currency gain or loss generally is computed separately and treated as ordinary income or loss. These gains or losses will increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain. In the case of overlap between sections 1256 and 988, special provisions determine the character and timing of any income, gain, or loss.

Code section 1092 (dealing with straddles) also may affect the taxation of certain options, futures, and forward currency contracts in which a Fund may invest. That section defines a “straddle” as offsetting positions with respect to actively traded personal property; for these purposes, options, futures, and forward contracts are positions in personal property. Under that section, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. If a Fund makes certain elections, the amount, character, and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of straddle transactions are not entirely clear.

Certain Funds may invest in the stock of “passive foreign investment companies” (PFICs). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC or of any gain on its disposition of that stock (collectively PFIC income), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. It is anticipated that any taxes on a Fund with respect to investments in PFICs would be insignificant.

The Growth and Tax Strategy Fund may acquire zero coupon or other municipal securities issued with original issue discount (OID). As a holder of those securities, the Fund must take into account the OID that accrues on them during the taxable year, even if it receives no corresponding payment on them during the year. Because the Fund annually must distribute substantially all of its investment company taxable income (determined without regard to any deduction for dividends paid) and net tax-exempt income, including any accrued tax-exempt OID, to satisfy the Distribution Requirement, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund’s cash assets or from the proceeds of sales of its portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

Taxation of the Shareholders

Distributions are generally included in a shareholder’s gross income for the taxable year in which they are received. However, distributions a Fund declares in October, November, or December and pays to shareholders of record in such a month will be deemed to have been received on December 31, if the Fund pays the distributions during the following January. If a shareholder receives a distribution taxable as long-term capital gain with respect to shares and redeems or exchanges the shares before he or she has held them for more than six months, any loss on the redemption or exchange that is less than or equal to the amount of the distribution will be treated as long-term capital loss, except as noted below.

If a Fund engages in securities lending, the borrower generally will be obligated to pay the Fund an amount equal to (“in lieu of”) any dividend paid on the loaned securities during the loan term. Even if the dividend otherwise would be eligible for the 15% maximum federal income tax rate on “qualified dividend income” received by individuals, such “in lieu of” payments, when distributed to the Fund’s shareholders, will not be treated as “qualified dividend income” and instead will be taxed at the shareholders’ marginal federal income tax rates.

Legislation passed by Congress in 2008 requires each Fund (or its administrative agent) to report to the IRS and furnish to Fund shareholders the cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. In addition to the present law requirement to report the gross proceeds from the sale of Fund shares, each Fund will also be required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Fund shares each Fund will permit Fund shareholders to choose from among several IRS-accepted cost basis methods, including electing average cost. In the absence of any choice, a Fund will use the average cost basis method as our default method. The cost basis method identified by a Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting law applies to them. The current law requirement to report only the gross proceeds from the sale of Fund shares will continue to apply to all Fund shares acquired through December 31, 2011, and sold on and after that date.

In the case of the Growth and Tax Strategy Fund, if a shareholder redeems or exchanges shares held for six months or less at a loss and receives an exempt-interest dividend with respect to the shares, the loss will be disallowed to the extent of such exempt-interest dividend. Shareholders who are recipients of Social Security benefits should be aware that exempt-interest dividends received from the Growth and Tax Strategy Fund are includible in their “modified adjusted gross income” for purposes of determining the amount of such Social Security benefits, if any, that are required to be included in their gross income.

The Growth and Tax Strategy Fund may invest in private activity bonds. Interest on certain of those bonds is a tax preference item for purposes of the federal alternative minimum tax (AMT), although the interest continues to be excludable from gross income. AMT is a supplemental tax designed to ensure that taxpayers pay at least a minimum amount of tax on their income, even if they make substantial use of certain tax deductions and exclusions (referred to as tax preference items). Interest from private activity bonds is a tax preference item that is added to income from other sources for the purposes of determining whether a taxpayer is subject to AMT and the amount of any tax to be paid. For corporate investors, alternative minimum taxable income is increased by 75% of the amount by which adjusted current earnings (ACE) exceed alternative minimum taxable income before the ACE adjustment. For corporate taxpayers, all tax-exempt interest is considered in calculating the AMT as part of the ACE. Prospective investors should consult their own tax advisers with respect to the possible application of the AMT to their tax situation.

Opinions relating to the validity of the tax-exempt securities purchased for the Growth and Tax Strategy Fund and the exemption of interest thereon from federal income tax are rendered by recognized bond counsel to the issuers. Neither the Manager’s nor the Fund’s counsel makes any review of the basis for such opinions.

The exemption of interest income for federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. Shareholders of the Growth and Tax Strategy Fund may be exempt from state and local taxes on distributions of tax-exempt interest income derived from obligations of the state and/or municipalities of the state in which they are a resident, but generally are subject to tax on income derived from obligations of other jurisdictions. Shareholders should consult their tax advisers about the status of distributions from the Growth and Tax Strategy Fund in their own states and localities.

  TRUSTEES AND OFFICERS OF THE TRUST

The Board of Trustees consists of six Trustees who supervise the business affairs of the Trust. The Board of Trustees is responsible for the general oversight of the Funds’ business and for assuring that the Funds are managed in the best interests of each Fund’s respective shareholders. The Board of Trustees periodically reviews the Funds’ investment performance as well as the quality of other services provided to the Funds and their shareholders by each of the Funds’ service providers, including IMCO and its affiliates.

Board Leadership Structure

The Board of Trustees is comprised of a super-majority (over 80%) of Trustees who are not “interested persons” (as defined under the 1940 Act) of the Funds (the “Non-Interested Trustees”). In addition, the Chairman of the Board of Trustees is a Non-Interested Trustee. The Chairman presides at meetings of the Trustees, and may call meetings of the Board and any Board committee whenever he deems it necessary. The Chairman participates in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairman also acts as a liaison with the Funds’ management, officers, and other Trustees generally between meetings. The Chairman may perform such other functions as may be requested by the Board from time to time. Except for any duties specified in this SAI or pursuant to the Trust’s Declaration of Trust or By-laws, or as assigned by the Board, the designation of a Trustee as Chairman does not impose on that Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on any other Trustee, generally. The Board has designated a number of standing committees as further described below, each of which has a Chairman. The Board also may designate working groups or ad hoc committees as it deems appropriate.

The Board believes that this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. The Board considers leadership by Non-Interested Trustee as Chairman to be integral to promoting effective independent oversight of the Funds’ operations and meaningful representation of the shareholders’ interests, given the number of Funds offered by the Trust and the amount of assets that these Funds represent. The Board also believes that having a super-majority of Non-Interested Trustees is appropriate and in the best interest of the Funds’ shareholders. Nevertheless, the Board also believes that having an interested person serve on the Board brings corporate and financial viewpoints that are, in the Board’s view, important elements in its decision-making process. In addition, the Board believes that Mr. Claus, as President of USAA’s Financial Advice and Solutions Group, provides the Board with the Adviser’s perspective in managing and sponsoring the Funds. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Trust.

Board Oversight of Risk Management

As registered investment companies, the Funds are subject to a variety of risks, including investment risks (such as, among others, market risk, credit risk and interest rate risk), financial risks (such as, among others, settlement risk, liquidity risk and valuation risk), compliance risks, and operational risks. The Trustees play an active role, as a full board and at the committee level, in overseeing risk management for the Funds. The Trustees delegate the day-to-day risk management of the Funds to various groups, including but not limited to, portfolio management, risk management, compliance, legal, fund accounting, and various committees discussed herein. These groups provide the Trustees with regular reports regarding investment, valuation, liquidity, and compliance, as well as the risks associated with each. The Trustees also oversee risk management for the Funds through regular interactions with the Funds’ external auditors and periodic presentations from USAA Operational Risk Management.

The Board also participates in the Funds’ risk oversight, in part, through the Funds’ compliance program, which covers the following broad areas of compliance: portfolio management, trading practices, code of ethics and protection of non-public information, accuracy of disclosures, safeguarding of fund assets, recordkeeping, marketing, fees, privacy, anti-money laundering, business continuity, valuation and pricing of funds shares, processing of fund shares, affiliated transactions, fund governance and market timing. The program seeks to identify and assess risk through various methods, including through regular interdisciplinary communications between compliance professionals, operational risk management and business personnel who participate on a daily basis in risk management on behalf of the Funds. The Funds’ chief compliance officer provides an annual compliance report and other compliance related briefings to the Board in writing and in person.

IMCO seeks to identify for the Board the risks that it believes may affect the Funds and develops processes and controls regarding such risks. However, risk management is a complex and dynamic undertaking and it is not always possible to comprehensively identify and/or mitigate all such risks at all times since risks are at times impacted by external events. In discharging its oversight responsibilities, the Board considers risk management issues throughout the year with the assistance of its various committees as described below. Each committee presents reports to the Board after its meeting, which may prompt further discussion of issues concerning the oversight of the Funds’ risk management. The Board as a whole also reviews written reports or presentations on a variety of risk issues as needed and may discuss particular risks that are not addressed in the committee process.

Among other committees, the Board has established an Audit Committee, which is composed solely of Non-Interested Trustees and which oversees management of financial risks and controls. The Audit Committee serves as the channel of communication between the independent auditors of the Funds and the Board with respect to financial statements and financial reporting processes, systems of internal control, and the audit process. Although the Audit Committee is responsible for overseeing the management of financial risks, the Board is regularly informed of these risks through committee reports.

Trustee Qualifications

The Board believes that all of the Trustees bring to the Board a wealth of executive leadership experience derived from their service as executives, board members, and leaders of diverse companies, academic institutions, and community and other organizations. The Board also believes that the different perspectives, viewpoints, professional experience, education, and individual qualities of each Trustee represent a diversity of experiences and a variety of complementary skills. In determining whether an individual is qualified to serve as a Trustee of the Funds, the Board considers a wide variety of information about the Trustee, and multiple factors contribute to the Board's decision. However, there are no specific required qualifications for Board membership. Each Trustee is determined to have the experience, skills, and attributes necessary to serve the Funds and their shareholders because each Trustee demonstrates an exceptional ability to consider complex business and financial matters, evaluate the relative importance and priority of issues, make decisions, and contribute effectively to the deliberations of the Board. The Board also considers the individual experience of each Trustee and determines that the Trustee’s professional experience, education, and background contribute to the diversity of perspectives on the Board. The business experience and objective thinking of the Trustees are considered invaluable assets for IMCO management and, ultimately, the Funds’ shareholders.

Set forth below are the Non-Interested Trustees, the Interested Trustee, officers, and each of their respective offices and principal occupations during the last five years, length of time served, information relating to any other directorships held, and the specific roles and experience of each Board member that factor into the determination that the Trustee should serve on the Board.

Non-Interested Trustees

Name, Address* and Date of Birth	Position(s) Held with Funds	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past Five Years , Other Directorships Held, and Experience,	Number of USAA Funds Overseen by Trustee/Officer
Barbara B. Dreeben (June 1945)	Trustee	January 1994
President, Postal Addvantage (7/92-present), which is a postal mail list management service. Ms. Dreeben brings to the board particular experience with community and organizational development as well as over 17 years’ experience as a board member of the USAA family of funds.
One registered investment company consisting of 48 funds
Robert L. Mason, Ph.D. (July 1946)	Trustee	January 1997
Institute Analyst, Southwest Research Institute (3/02-present); which focuses in the fields of technological research. Dr. Mason brings to the board particular experience with information technology matters, statistical analysis, and human resources as well as over 14 years’ experience as a board member of the USAA family of funds.

One registered investment company consisting of 48 funds
Barbara B. Ostdiek Ph.D. (March 1964)	Trustee	January 2008
Academic Director of the  El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Management at Rice University (7/02-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Management at Rice University (07/01-present). Dr. Ostdiek brings to the board particular experience with financial investment management, education, and research as well as over three years’ experience as a board member of the USAA family of funds.

One registered investment company consisting of 48 funds
Michael F. Reimherr (August 1945)	Trustee	January 2000	President of Reimherr Business Consulting (5/95-present), which performs business valuations of large companies to include the	One registered investment company consisting of 48 funds

development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the board particular experience with organizational development, budgeting, finance, and capital markets as well as over 11 years’ experience as a board member of the USAA family of funds.
Richard A. Zucker (July 1943)	Trustee and Chairman	January 1992 and Chair since February 2005
Vice President, Beldon Roofing Company (7/85-present). Mr. Zucker brings to the board particular experience with budgeting, finance, ethics, operations management as well as over 19 years’ experience as a board member of the USAA family of funds.

One registered investment company consisting of 48 funds

*The address for each Non-Interested Trustee is USAA Investment Management Company, P.O. Box 659430, San Antonio, Texas 78265-9430.
**Under the Trust’s organizational documents, each Trustee serves as a Trustee of the Trust during the lifetime of the Trust and until its termination except as such Trustee sooner dies, resigns, retires, or is removed. However, pursuant to a policy adopted by the Board, each elected or appointed Independent Trustee may serve as a Trustee until the Trustee either reaches age 70 or has served 20 years, and the Interested Trustee may serve as a Trustee until the Trustee either reaches age 65 or has served 20 years. The Board may change or grant exceptions from this policy at any time without shareholder approval.  A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time.

Trustees and officers of the Trust who are employees of the Manager or affiliated companies and are considered “interested persons” under the 1940 Act.

Interested Trustee
Name, Address* and Date of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years, Other Directorships Held, and Experience	Number of USAA Funds Overseen by Trustee/Officer
Christopher W. Claus (December 1960)	Trustee, President, and Vice Chairman	February 2001
Chair of the Board of Directors (IMCO) (11/04-present); President, IMCO (2/08-10/09); Chief Investment Officer, IMCO (2/07-2/08); President and Chief Executive Officer, IMCO (2/01-2-07); Chair of the Board of Directors, of USAA Financial Advisors, Inc. (FAI) (1/07-04/11); President FAI (12/07-10/09); President Financial Advice and Solutions Group (FASG) USAA (9/09-present); President, Financial Services Group, USAA (1/07-9/09).  Mr. Claus serves as Chair of the Board of Directors of USAA Investment Corporation and USAA Shareholder Account Services (SAS) He also serves on the Board of USAA Financial Planning Services Insurance Agency, Inc. He also serves as Vice Chair for USAA Life Insurance Company (USAA Life). Mr. Claus’s 17 years with IMCO and his position as principal executive officer of the USAA mutual funds give him intimate experience with the day-to-day management and operations of the USAA mutual funds.
One registered investment company consisting of 48 funds
Officers

Name, Address* and Date of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years	Number of USAA Funds Overseen by Trustee/Officer
Daniel S. McNamara (July 1966)	Vice President	December 2009
President and Director, IMCO and SAS (10/09-present); President and Director of FAI and FPS (10/09-04/11); Senior Vice President of FPS (04/11-present); President, Banc of America Investment Advisors (9/07-9/09); Managing Director Planning and Financial Products Group, Bank of America (9/01-9/09). Mr. McNamara would bring to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.
One registered investment company consisting of 48 funds
R. Matthew Freund (July 1963)	Vice President	April 2010	Senior Vice President, Investment Portfolio Management, IMCO (03/10-present); Vice President, Fixed Income Investments, IMCO	One registered investment company consisting of 48 funds

(2/04-2/10). Mr. Freund also serves as a director of SAS.
John P. Toohey (March 1968)	Vice President	June 2009	Vice President, Equity Investments, IMCO (2/09-present); Managing Director, AIG Investments, (12/03-1/09).	One registered investment company consisting of 48 funds
Christopher P. Laia (January 1960)	Secretary	April 2010
Senior Vice President, Compliance and Ethics, USAA (7/11-present); Vice President, Financial Advice & Solutions Group General Counsel, USAA (10/08-07/11); Vice President, Securities Counsel, USAA (6/07-10/08); Assistant Secretary, USAA family of funds (11/08-4/10); General Counsel, Secretary, and Partner, Brown Advisory (6/02-6/07). Mr. Laia also holds the officer positions of Vice President and Secretary, IMCO and SAS, and Vice President and Assistant Secretary of FAI and FPS.
One registered investment company consisting of 48 funds
James G. Whetzel (February 1978)	Assistant Secretary	April 2010	Attorney, Financial Advice & Solutions Group General Counsel, USAA (11/08-present); Reed Smith, LLP, Associate (08/05-11/08).	One registered investment company consisting of 48 funds
Roberto Galindo, Jr. (November 1960)	Treasurer	February 2008	Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present); Assistant Treasurer, USAA family of funds (7/00-2/08).	One registered investment company consisting of 48 funds
William A. Smith (June 1948)	Assistant Treasurer	February 2009
Vice President, Senior Financial Officer and Treasurer, IMCO, FAI, FPS, SAS and USAA Life (2/09- present); Vice President, Senior Financial Officer, USAA (2/07-present); consultant, Robert Half/ Accounttemps, (8/06-1/07); Chief Financial Officer, California State Automobile Association (8/04-12/05).
One registered investment company consisting of 48 funds
Jeffrey D. Hill (December 1967)	Chief Compliance Officer	September 2004	Assistant Vice President, Mutual Funds Compliance, USAA (9/04-present).	One registered investment company consisting of 48 funds

*  The address of the Interested Trustee and each officer is P.O. Box 659430, San Antonio, Texas 78265-9430.

Committees of the Board of Trustees

The Board of Trustees typically conducts regular meetings five or six times a year to review the operations of the Funds. During the Funds’ most recent full fiscal year ended May 31, 2011, the Board of Trustees held meetings six times. A portion of these meetings is devoted to various committee meetings of the Board of Trustees, which focus on particular matters. In addition, the Board of Trustees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Board of Trustees has four committees: an Executive Committee, an Audit Committee, a Pricing and Investment Committee, and a Corporate Governance Committee. The duties of these four Committees and their present membership are as follows:

Executive Committee: Between the meetings of the Board of Trustees and while the Board is not in session, the Executive Committee of the Board of Trustees has all the powers and may exercise all the duties of the Board of Trustees in the management of the business of the Trust which may be delegated to it by the Board. Trustees Claus and Zucker are members of the Executive Committee. During the Funds’ most recent full fiscal year ended May 31, 2011, the Executive Committee held no meetings.

Audit Committee: The Audit Committee of the Board of Trustees reviews the financial information and the independent auditor’s reports and undertakes certain studies and analyses as directed by the Board. Trustees Dreeben, Mason, Ostdiek, Reimherr, and Zucker are members of the Audit Committee. During the Funds’ most recent full fiscal year ended May 31, 2011, the Audit Committee held meetings five times.

Pricing and Investment Committee: The Pricing and Investment Committee of the Board of Trustees acts upon various investment-related issues and other matters which have been delegated to it by the Board. Trustees Claus, Dreeben, Mason, Ostdiek, Reimherr, and Zucker are members of the Pricing and Investment Committee. During the Funds’ most recent full fiscal year ended May 31, 2011, the Pricing and Investment Committee held meetings six times.

Corporate Governance Committee: The Corporate Governance Committee of the Board of Trustees maintains oversight of the organization, performance, and effectiveness of the Board and Non-Interested Trustees. Trustees Dreeben, Mason, Ostdiek, Reimherr, and Zucker are members of the Corporate Governance Committee. During the Funds’ most recent full fiscal year ended May 31, 2011, the Corporate Governance Committee held meetings 13 times.

 There are no family relationships among the Trustees, officers, and managerial level employees of the Trust.

The following table sets forth the dollar range of total equity securities beneficially owned by the Trustees of the Funds listed in this SAI and in all of the USAA Funds overseen by the Trustees as of the calendar year ended December 31, 2010.

	Balanced	Cornerstone	Precious Metals
	Strategy Fund	Strategy Fund	and Minerals Fund
Interested Trustee
Christopher W. Claus	$50,001-$100,000	None	Over $100,000
Non-Interested Trustees
Barbara B. Dreeben	None	None	None
Robert L. Mason, Ph.D.	None	$10,001-$50,000	None
Barbara B. Ostdiek, Ph.D.	None	None	None
Michael F. Reimherr	None	None	None
Richard A. Zucker	None	None	None

	International	Growth and Tax	World Growth	Emerging
	Fund	Strategy Fund	Fund	Markets Fund
Interested Trustee
Christopher W. Claus	Over $100,000	None	None	Over $100,000
Non-Interested Trustees
Barbara B. Dreeben	None	None	None	None
Robert L. Mason, Ph.D.	None	None	None	None
Barbara B. Ostdiek, Ph.D.	None	None	$0 -$10,000	None
Michael F. Reimherr	None	None	None	None
Richard A. Zucker	None	None	None	None

USAA Fund
	GNMA	Treasury Money	Managed	Complex
	Trust	Market Trust	Allocation	Total
Interested Trustee
Christopher W. Claus	None	None	None	Over $100,000
Non-Interested Trustees
Barbara B. Dreeben	None	None	None	Over $100,000
Robert L. Mason, Ph.D.	None	None	None	Over $100,000
Barbara B. Ostdiek, Ph.D.	None	None	None	$10,001-$50,000
Michael F. Reimherr	None	None	None	$10,001-$50,000
Richard A. Zucker	None	None	None	Over $100,000

The following table sets forth information describing the compensation of the current Trustees of the Trust for their services as Trustees for the fiscal year ended May 31, 2011.

Name	Aggregate	Total Compensation
of	Compensation from	from the USAA
Trustee	Funds Listed in this SAI	Fund Complex (b)

Interested Trustee
Christopher W. Claus	None (a)	None (a)
Non-Interested Trustees
Barbara B. Dreeben	$23,215	$109,750
Robert L. Mason, Ph.D.	$23,215	$109,750
Barbara B. Ostdiek, Ph.D.	$21,944	$103,750
Michael F. Reimherr	$21,944	$103,750
Richard A. Zucker	$24,487	$115,750

(a)	Christopher W. Claus is affiliated with the Trust’s investment adviser, IMCO, and, accordingly, receives no remuneration from the Trust or any other fund of the USAA Fund Complex.

(b)	At May 31, 2011, the USAA Fund Complex consisted of one registered investment company offering 48 individual funds.

No compensation is paid by any Fund to any Trustee or officer who is a director, officer, or employee of IMCO or its affiliates or of any Subadviser or its affiliates. No pension or retirement benefits are accrued as part of Fund expenses. The Trust reimburses certain expenses of the Trustees who are not affiliated with the Manager or any Subadviser. As of August 31, 2011, the officers and Trustees of the Trust as a group owned beneficially or of record less than 1% of the outstanding shares of the Trust.

The following table identifies all persons who, as of August 31, 2011, held of record or owned beneficially 5% or more of the voting stock of any Fund’s shares.

	Name and Address
Title of Class	of Beneficial Owner	Percent of Class
Precious Metals and Minerals Fund Shares	TD Ameritrade	5.34%
	PO Box 2226
	Omaha, NE 68103

Precious Metals and Minerals Fund Institutional Shares	USAA Target Retirement 2020 Fund 9800 Fredericksburg Road	14.7%
	San Antonio, Texas 78288

Precious Metals and Minerals Fund Institutional Shares	USAA Target Retirement 2050 Fund 9800 Fredericksburg Road	13.9%
	San Antonio, Texas 78288

Precious Metals and Minerals Fund Institutional Shares	USAA Target Retirement 2040 Fund 9800 Fredericksburg Road	32.7%
	San Antonio, Texas 78288

Precious Metals and Minerals Fund Institutional Shares	USAA Target Retirement 2030 Fund 9800 Fredericksburg Road	32.4%
	San Antonio, Texas 78288

Precious Metals and Minerals Fund Institutional Shares	USAA Target Retirement Income Fund 9800 Fredericksburg Road	6.26%
	San Antonio, Texas 78288

International Fund Institutional Shares	USAA Target Retirement 2020 Fund 9800 Fredericksburg Road	12.61%
	San Antonio, Texas 78288

International Fund Institutional Shares	USAA Target Retirement 2050 Fund 9800 Fredericksburg Road	17.78%
	San Antonio, Texas 78288

International Fund Institutional Shares	USAA Target Retirement 2030 Fund 9800 Fredericksburg Road	28.23%
	San Antonio, Texas 78288

International Fund Institutional Shares	USAA Target Retirement 2040 Fund 9800 Fredericksburg Road	36.41%
	San Antonio, Texas 78288

Emerging Markets Fund Institutional Shares	USAA Target Retirement 2020 Fund 9800 Fredericksburg Road	13.33%
	San Antonio, Texas 78288

Emerging Markets Fund Institutional Shares	USAA Target Retirement 2050 Fund 9800 Fredericksburg Road	16.65%
	San Antonio, Texas 78288

Emerging Markets Fund Institutional Shares	USAA Target Retirement 2040 Fund 9800 Fredericksburg Road	36.67%
	San Antonio, Texas 78288

Emerging Markets Fund Institutional Shares	USAA Target Retirement 2030 Fund 9800 Fredericksburg Road	28.34%
San Antonio, Texas 78288

 THE TRUST’S MANAGER

As described in each Fund’s prospectus, IMCO is the investment adviser for each Fund. IMCO, organized in May 1970, is a wholly owned indirect subsidiary of United Services Automobile Association (USAA), a large, diversified financial services institution, and has served as investment adviser and underwriter for USAA Mutual Funds Trust from its inception.

In addition to managing the Trust’s assets, IMCO advises and manages the investments of USAA and its affiliated companies. As of the date of this SAI, total assets under management by IMCO were approximately $94billion, of which approximately $42 billion were in mutual fund portfolios.

Advisory Agreement

The Manager provides investment management and advisory services to the Funds pursuant to an Advisory Agreement dated August 1, 2006, (Advisory Agreement). Under this agreement, the Manager provides an investment program, carries out the investment policies, and manages the portfolio assets for each of the Funds. The Manager is authorized, subject to the control of the Board of Trustees of the Trust, to determine the selection, amount, and time to buy or sell securities for each Fund. The Advisory Agreement authorizes the Manager to retain one or more Subadvisers for the management of all or a portion of a Fund’s investment portfolio and, as described below, the Manager has entered into one or more Investment Subadvisory Agreements (Subadvisory Agreements) for certain Funds. Under the Advisory Agreement, the Manager is responsible for monitoring the services furnished pursuant to the Subadvisory Agreements and making recommendations to the Board with respect to the retention or replacement of Subadvisers and renewal of Subadvisory Agreements. In addition, the Manager manages certain portfolio assets for certain of these Funds, as described in the prospectuses.

For the services under this agreement, each Fund has agreed to pay the Manager a fee computed as described under Fund Management in its prospectus. Management fees are computed and accrued daily and are payable monthly. The Manager compensates all personnel, officers, and Trustees of the Trust if such persons are also employees of the Manager or its affiliates.

Except for the services and facilities provided by the Manager, the Funds pay all other expenses incurred in their operations. Expenses for which the Funds are responsible include taxes (if any); brokerage commissions on portfolio transactions (if any); expenses of issuance and redemption of shares; charges of transfer agents, custodians, and dividend disbursing agents; costs of preparing and distributing proxy material; audit and legal expenses; certain expenses of registering and qualifying shares for sale; fees of Trustees who are not interested (not affiliated) persons of the Manager; costs of printing and mailing the prospectus, SAI, and periodic reports to existing shareholders; and any other charges or fees not specifically enumerated. The Manager pays the cost of printing and mailing copies of the prospectus, the SAI, and periodic reports to prospective shareholders.

The Advisory Agreement will remain in effect until July 31, 2012, and will continue in effect from year to year thereafter for each such Fund as long as they are approved at least annually by a vote of a majority of the outstanding voting securities of such Fund (as defined by the 1940 Act) or by the Board of Trustees (on behalf of such Fund) including a majority of the Non-Interested Trustees, at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time by either the Trust or the Manager on 60 days’ written notice. The Advisory Agreement will automatically terminate in the event of its assignment (as defined by the 1940 Act).

From time to time, the Manager may, without prior notice to shareholders, waive all or any portion of fees or agree to reimburse expenses incurred by a Fund. The Manager has agreed, through October 1, 2012, to make payments or waive management, administration, and other fees to limit the expenses of the following Funds so that the total annual operating expenses of each Fund (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed the following expense limitations:

Fund/Class	Expense Waiver as a % of Average Net Assets (ANA)

Balanced Strategy Fund	1.00%
Cornerstone Strategy Fund	1.28%
Emerging Markets Fund (Adviser Shares)	2.00%

GNMA Trust (Adviser Shares)	0.90%
Precious Metals and Minerals Fund (Adviser Shares)	1.45%
International Fund (Adviser Shares)	1.55%
World Growth Fund (Adviser Shares)	1.60%

This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund’s Board of Trustees and may be changed or terminated by the Manager at any time after October 1, 2012.

In addition, the Manager has voluntarily agreed, on a temporary basis, to reimburse management, administrative, or other fees to limit the Treasury Money Market Trust’s expenses and attempt to prevent a negative yield. The Manager can modify or terminate this arrangement at anytime.

For the last three fiscal years ending May 31, management fees were as follows:

Fund	2009	2010	2011
Growth and Tax Strategy Fund	$615,845	$636,312	$702,387
Balanced Strategy Fund	$3,168,043	$4,050,375	$5,112,176
Cornerstone Strategy Fund	$11,577,851	$14,045,835	$16,446,260
Precious Metals and Minerals (Fund Shares)	$7,342,566	$11,311,601	$16,394,232
Precious Metals and Minerals Fund (Institutional Shares)	$--	$154,982	$412,101
Precious Metals and Minerals Fund (Adviser Shares)	$--	$--	$32,906
Emerging Markets (Fund Shares)	$3,852,681	$5,726,848	$7,236,065
Emerging Markets Fund (Institutional Shares)	$--	$467,223	$1,310,416
Emerging Markets Fund (Adviser Shares)	$--	$--	$44,142
International (Fund Shares)	$8,294,125	$9,744,353	$12,102,682
International Fund (Institutional Shares)	$--	$824,557	$1,998,818
International Fund (Adviser Shares)	$--	$--	$34,024
World Growth (Fund Shares)	$3,072,887	$3,458,364	$4,122,403
World Growth Fund (Adviser Shares)	$--	$--	$34,224
GNMA Trust (Fund Shares)	$863,134	$561,944	$480,097
GNMA Trust (Adviser Shares)	$--	$--	$4,528
Treasury Money Market Trust	$309,465	$252,084	$216,173
Managed Allocation Fund	$--	$380,694	$2,162,719

As a result of the Funds’ actual expenses exceeding an expense limitation, the Manager did not receive fees to which it would have been entitled as follows:

Fund	2009	2010		2011
Balanced Strategy Fund	$1,908,675	$2,100,991		$2,442,828
Cornerstone Strategy Fund	$2,855,516	$2,206,813		$352,061
Precious Metals and Minerals Fund (Adviser Shares)	$-	$-		$19,626
Emerging Markets Fund (Institutional Shares)	$13,586	$52,991		$30,135
Emerging Markets Fund (Adviser Shares)	$-	$-		$11,468
International Fund (Institutional Shares)	$8,022	$40,328		$23,775
International Fund (Adviser Shares)	$-	$-		$16,051
World Growth Fund (Adviser Shares)	$-	$-		$14,593
GNMA Trust (Adviser Shares)	$-	$-		$4,528
Treasury Money Market Fund	$312,067	$606,254	(a)	$216,173	(a)

(a)
The Manager has voluntarily agreed on a temporary basis, to reimburse management, administrative, or other fees to limit the Fund’s expenses and attempt to prevent a negative yield. The Manager can modify or terminate this arrangement at any time.

The management fees of each Fund (except the Managed Allocation Fund and the Treasury Money Market Trust) are based upon two components: (1) a base fee, which is accrued daily and paid monthly, computed at an annual rate of average net assets as follows:

Fund	Fee Rate
Balanced Strategy Fund	0.75%
Cornerstone Strategy Fund	0.75%
Precious Metals and Minerals Fund	0.75%
Emerging Markets Fund	1.00%
GNMA Trust	0.13%
Growth and Tax Strategy Fund	0.50%
International Fund	0.75%
World Growth Fund	0.75%

and (2) a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to a relevant Lipper index. Each Fund’s performance will be measured against the relevant Lipper indexes listed below.

Fund	Lipper Index
Balanced Strategy Fund	Balanced
Cornerstone Strategy Fund	Global Flexible
Precious Metals and Minerals Fund	Precious Metals
Emerging Markets Fund	Emerging Markets
GNMA Trust	GNMA
Growth and Tax Strategy Fund	Composite
International Fund	International
World Growth Fund	Global

With respect to the Managed Allocation Fund, the management fee consists solely of the base fee of .60% of the average net assets and with respect to the Treasury Money Market Trust, the management fee consists solely of the base fee of 0.125% of the average net assets.

Computing the Performance Adjustment

For any month, the base fee of each Fund will equal the Fund’s average net assets for that month multiplied by the annual base fee rate for the Fund, multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The base fee is then added to or subtracted from based upon the Fund’s average annual performance during the performance period compared to the average annual performance of the Fund’s relevant index over the same time period. The performance period for each Fund consists of the current month plus the previous 35 months.

The annual performance adjustment rate is multiplied by the average net assets of the Fund over the performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the chart below:

Fixed Income Funds: GNMA Trust Growth and Tax Strategy Fund
Over/Under Performance Relative to Index	Annual Adjustment Rate
(in basis points) 1	(in basis points as a percentage
of a Fund’s average net assets)
+/- 20 to 50	+/- 4
+/- 51 to 100	+/- 5
+/- 101 and greater	+/- 6

Equity Funds: Balanced Strategy Fund Cornerstone Strategy Fund Precious Metals and Minerals Fund Emerging Markets Fund International Fund World Growth Fund
Over/Under Performance Relative to Index	Annual Adjustment Rate
(in basis points) 1	(in basis points as a percentage
of a Fund’s average net assets)
+/- 100 to 400	+/- 4
+/- 401 to 700	+/- 5
+/- 701 and greater	+/- 6

1
Based on the difference between average annual performance of the relevant share class of  the Fund and its relevant index, rounded to the nearest basis point (.01%). Average net assets of the share class are calculated over a rolling 36-month period.

For example, assume that a fixed income fund with average net assets of $900 million has a base fee of .30 of 1% (30 basis points) of the fund’s average net assets. Also assume that the fund had average net assets during the performance period of $850 million. The following examples demonstrate the effect of the performance adjustment during a given 30-day month in various market environments, including situations in which the fund has outperformed, underperformed, and approximately matched its relevant index:

Example

	1	2	3	4	5	6
Fund Performance (a)	6.80%	5.30%	4.30%	-7.55%	-5.20%	-3.65%
Index Performance (a)	4.75%	5.15%	4.70%	-8.50%	-3.75%	-3.50%
Over/Under Performance (b)	205	15	-40	95	-145	-15
Annual Adjustment Rate (b)	6	0	-4	5	-6	0
Monthly Adjustment Rate (c)	0.0049%	n/a	(.0033%)	0.0041%	(.0049%)	n/a
Base Fee for Month	$221,918	$221,918	$221,918	$221,918	$221,918	$221,918
Performance Adjustment	41,650	0	(28,050)	34,850	(41,650)	0
Monthly Fee	$263,568	$221,918	$193,868	$256,768	$180,268	$221,918

(a)  Average annual performance over a 36-month period

(b)  In basis points

(c)  Annual adjustment rate divided by 365, multiplied by 30, and stated as a percentage

Each Fund measures its investment performance by comparing the beginning and ending redeemable value of an investment in the Fund during the measurement period, assuming the reinvestment of dividends and capital gain distributions during the period. Lipper uses this same methodology when it measures the investment performance of the component mutual funds within the respective Lipper index. Because the adjustment to the base fee is based upon the Fund’s performance compared to the investment record of its respective Lipper index, the controlling factor as to whether a performance adjustment will be made is not whether the Fund’s performance is up or down per se, but whether it is up or down more or less than the record of its respective Lipper index. Moreover, the comparative investment performance of the Fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.

Subadvisory Agreements

The Manager has entered into Subadvisory Agreements dated August 1, 2010, with QS Investors, LLC (QS Investors);; dated July 9, 2007, with Quantitative Management Associates LLC (QMA); and dated August 1, 2006, with the other Subadvisers identified below, under which each Subadviser provides day-to-day discretionary management of some or all of the applicable Fund’s assets in accordance with that Fund’s investment objective(s), policies, and restrictions, subject to the general supervision of the Manager and the Board of Trustees of the Trust.

Each Subadvisory Agreement will remain in effect with respect to a Fund until July 31, 2012. Each Subadvisory Agreement will continue in effect from year to year thereafter for each Fund as long as it is approved annually by a vote of a majority of the outstanding voting securities of the Fund (as defined by the 1940 Act) or by the Board of Trustees (on behalf of the Fund), including a majority of the Non-Interested Trustees, at a meeting called for the purpose of voting on such approval. Each Subadvisory Agreement may be terminated with respect to a Fund at any time by vote of a majority of the Non-Interested Trustees or by vote of a majority of the outstanding shares of a Fund (as defined in the 1940 Act) on 60 days’ written notice; by IMCO at any time; or by the applicable Subadviser on 90 days’ written notice. Each Subadvisory Agreement will automatically terminate in the event of its assignment (as defined by the 1940 Act) or if the Advisory Agreement is terminated.

For the Growth and Tax Strategy Fund, the Manager has entered into a Subadvisory Agreement with Northern Trust Investments, N.A. (NTI). The Manager (not the Fund) pays NTI a fee equal to the greater of a minimum annual fee of $100,000 or a fee at an annual amount of 0.25% on the first $40 million of assets and 0.10% on assets over $40 million of the portion of the Fund’s average daily net assets that NTI manages. NTI is located at 50 South LaSalle Street, Chicago, Illinois 60603, formerly known and conducting business as Northern Trust Investments, N.A., an indirect subsidiary of Northern Trust Corporation, is an Illinois State Banking Corporation and an investment adviser registered under the Investment Advisers Act of 1940, as amended. It primarily manages assets for institutional and individual separately managed accounts, investment companies and bank common and collective funds.

Northern Trust Corporation is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended.

As of June 30, 2011, Northern Trust Corporation, through its subsidiaries, had assets under custody of $4.4 trillion and assets under investment management of $684.1 billion. For the Balanced Strategy Fund, the Manager has entered into Subadvisory Agreement with QS Investors. The Manager (not the Fund) pays QS Investors a fee in the annual amount of 0.15% of the portion of the Fund’s average daily net assets that QS Investors manages. QS Investors, located at 880 Third Avenue, New York, New York 10022 is registered as an investment advisor under the Investment Advisers Act of 1940, as amended. QS Investors manages and advises assets on behalf of institutional clients and retail funds, providing global expertise in research, portfolio management, and quantitative analysis.

For the Cornerstone Strategy Fund, the Manager has entered into Subadvisory Agreements with Batterymarch, and QMA.

The Manager (not the Fund) pays Batterymarch a fee based on the aggregate average daily net assets that Batterymarch manages in the Cornerstone Strategy Fund and Capital Growth Fund in the annual amount of 0.25% on the first $250 million of assets; 0.21% on assets over $250 million and up to $500 million; and 0.17% on assets over $500 million of the Fund’s average daily net assets that Batterymarch manages. Batterymarch, a registered investment adviser, is a wholly owned, independently managed subsidiary of Legg Mason, Inc. (Legg Mason). Legg Mason is a publicly owned global asset management firm incorporated under Maryland law.

The Manager (not the Fund) pays QMA a fee in the annual amount of 0.25% of the Fund’s average daily net assets that QMA manages. QMA is an SEC registered investment adviser that manages equity and balanced portfolios for institutional and retail clients.

For the Emerging Markets Fund, the Manager has entered into Subadvisory Agreements with The Boston Company Asset Management, LLC (The Boston Company) and Batterymarch.

The Manager (not the Fund) pays The Boston Company a fee in the annual amount of 0.69% of the portion of the Fund’s average daily net assets that The Boston Company manages. The Boston Company is a wholly owned independently operated subsidiary of the Bank of New York Mellon Corporation.

The Manager (not the Fund) pays Batterymarch a fee in the annual amount of 0.80% for assets up to $100 million; 0.75% for assets over $100 million up to $600 million; and 0.60% for assets over $600 million on the portion of the Fund’s average daily net assets that Batterymarch manages.

For the International Fund, the Manager has entered into a Subadvisory Agreement with Massachusetts Financial Services Company (d/b/a MFS Investment Management (MFS)). The Manager (not the Fund) pays MFS a fee in the annual amount of 0.31% for the period of July 1, 2011 through December 31, 2011, of the average daily net assets of the International Fund that MFS manages, and thereafter at the annual rate of 0.33% on the first $2 billion, 0.30% on the next $1 billion, and 0.25% over $3 billion of the average daily net assets of the International Fund. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

For the World Growth Fund, the Manager has entered into a Subadvisory Agreement with MFS. The Manager (not the Fund) pays MFS a fee in the annual amount of 0.31% for the period of July 1, 2011, through December 31, 2011, of the average daily net assets of the World Growth Fund that MFS manages, and thereafter at the annual rate of 0.33% on the first $2 billion, 0.30% on the next $1 billion, and 0.25% over $3 billion of the average daily net assets of the World Growth Fund.

Administration and Servicing Agreement

Under an Administration and Servicing Agreement effective August 1, 2001, IMCO is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Trust reasonably deems necessary for the proper administration of the Funds. IMCO will generally assist in all aspects of the Funds’ operations; supply and maintain office facilities, statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide and maintain an appropriate fidelity bond; process and coordinate purchases and redemptions and coordinate and implement wire transfers in connection therewith; execute orders under any offer of exchange involving concurrent purchases and redemptions of shares of one or more funds in the USAA family of funds; respond to shareholder inquiries; assist in processing shareholder proxy statements, reports, prospectuses, and other shareholder communications; furnish statements and confirmations of all account activity; respond to shareholder complaints and other correspondence; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services. For these services under the Administration and Servicing Agreement, the Trust has agreed to pay IMCO a fee computed daily and paid monthly, at an annual rate equal to fifteen one-hundredths of one percent (0.15%) of the average daily net assets for each Fund Share class and Adviser Share class except the Managed Allocation Fund and the Treasury Money Market Trust. With respect to the Managed Allocation Fund the Trust has agreed to pay IMCO a fee computed daily and paid monthly, at an annual rate equal to five one-hundredths of one percent (0.05%) of the average net assets for the Fund and with respect to the Treasury Money Market Trust, the Trust has agreed to pay one-tenth of one percent (0.10%) of the average daily net assets for the Treasury Money Market Trust. We also may delegate one or more of our responsibilities to others at our expense.

With respect to the Emerging Markets Institutional Shares, International Institutional Shares, and Precious Metals and Minerals Institutional Shares, for these services under the Administration and Servicing Agreement, the Trust has agreed to pay IMCO a fee computed daily and paid monthly, at an annual rate equal to one-tenth of one percent (0.10%) of the average net assets. We may also delegate one or more of our responsibilities to others at our expense.

For the last three fiscal years ended May 31, the Trust paid IMCO the following administration and servicing fees:

Fund		2009			2010	2011
Growth and Tax Strategy Fund		$212,905			$215,725	$222,049
Balanced Strategy Fund		$688,303			$825,178	$1,007,862
Cornerstone Strategy Fund		$2,444,942			$2,809,167	$3,152,157
Precious Metals and Minerals (Fund Shares)		$1,375,581			$2,162,665	$3,162,968
Precious Metals and Minerals (Institutional Shares)		$1,997			$10,145	$27,058
Precious Metals and Minerals (Adviser Shares)		$--			$--	$6,543
Emerging Markets (Fund Shares)		$558,415			$831,580	$1,072,823
Emerging Markets (Institutional Shares)		$4,320			$23,166	$65,339
Emerging Markets (Adviser Shares)		$--			$--	$6,610
International (Fund Shares)		$1,555,761			$1,881,206	$2,320,097
International (Institutional Shares)		$9,300			$54,626	$131,029
International (Adviser Shares)		$--			$--	$6,763
World Growth (Fund Shares)		$576,387			$654,448	$791,871
World Growth (Adviser Shares)	$			$		$6,805
GNMA Trust (Fund Shares)		$803,837			$887,110	$914,607
GNMA Trust (Adviser Shares)		$--			$--	$5,774	*
Treasury Money Market Trust		$247,572	*		$201,667	$172,938	*
Managed Allocation Fund		--			$31,721	$180,227

* The Fund’s actual expenses exceeded the expense limitation to attempt to prevent a negative yield; as a result, the Manager did not receive fees to which it would have been entitled.

In addition to the services provided under the Funds’ Administration and Servicing Agreement, the Manager also provides certain compliance, legal, and tax services for the benefit of the Funds. The Trust’s Board of Trustees has approved the reimbursement of these expenses incurred by the Manager. For the fiscal year ended May 31, 2009 through 2011, the Funds reimbursed the Manager for these compliance and legal services, as follows:

Fund	2009	2010	2011
Growth and Tax Strategy Fund	$2,598	$6,226	$4,670
Balanced Strategy Fund	$8,323	$22,735	$20,978
Cornerstone Strategy Fund	$29,646	$78,177	$65,819
Precious Metals and Minerals Fund	$16,039	$59,017	$68,439
Emerging Markets Fund	$6,786	$23,643	$26,503
International Fund	$19,144	$55,671	$56,397
World Growth Fund	$7,009	$18,142	$16,584
GNMA Trust	$9,504	$26,028	$19,470
Treasury Money Market Trust	$4,469	$9,450	$5,466
Managed Allocation Fund	--	$2,043	$11,200

Codes of Ethics

The Funds’ Manager and the Subadvisers each have adopted an Investment Code of Ethics pursuant to Rule 17j-1 under the 1940 Act, which permits personnel covered by the rule to invest in securities, including securities that may be purchased or held by a Fund, but prohibits fraudulent, deceptive, or manipulative conduct in connection with that personal investing. The Trust’s Board of Trustees reviews the administration of the Investment Code of Ethics at least annually and receives certifications from the Manager and Subadvisers regarding their Code of Ethics.

While the officers and employees of the Manager, as well as those of the Funds, may engage in personal securities transactions, there are certain restrictions in the procedures in the Investment Code of Ethics adopted by the Manager and the Funds. The Code of Ethics is designed to ensure that the shareholders’ interests come before the individuals who manage their Funds. The Code of Ethics requires the portfolio manager and other employees with access to information about the purchase or sale of securities by a Fund to abide by the Code of Ethics requirements before executing permitted personal trades.

Copies of the Codes of Ethics for the Funds’ Manager as well as each Subadviser have been filed with the SEC and are available for public review.

Proxy Voting Policies and Procedures

The Trust’s Board of Trustees has delegated to the Manager authority to vote on proposals presented to shareholders of portfolio securities held by the Funds. The Manager generally will vote on proposals presented to shareholders of portfolio securities held by the Funds. However, the Manager reserves the right not to vote on such proposals where it determines that the cost of exercising voting rights on behalf of a Fund exceeds the benefit of exercising such voting rights. In addition, the Manager generally will not vote on proposals presented to shareholders with respect to foreign securities that are on loan under the Fund’s securities lending program. In this connection, the Manager has determined that the potential return from lending such securities generally is more advantageous to the Fund than recalling such securities from the borrower to exercise voting rights with respect thereto. In addition, the Manager generally will not vote on proposals presented to shareholders with respect to foreign securities that are subject to share blocking where the foreign company prevents the sale of shares for a certain period of time around the shareholder meeting. For companies in countries with share blocking periods, the disadvantage of being unable to sell the stock regardless of changing conditions typically outweighs the advantages of voting at the shareholder meeting. The Manager has retained RiskMetrics Group (RMG), formerly Institutional Shareholder Services, Inc., to receive proxy statements, provide voting recommendations, vote shares according to our instructions, and to keep records of our votes on behalf of the Fund. RMG has developed a set of criteria for evaluating and making recommendations on proxy voting issues (for example, elections of boards of directors or mergers and reorganizations). These criteria and general voting recommendations are set forth in the RMG U.S. Proxy Voting Guidelines and RMG International Proxy Voting Guidelines (the RMG Guidelines) as customized by the Manager with respect to certain matters. The Manager retains the authority to determine the final vote for securities held by the Fund.

To avoid any improper influence on the Manager’s voting decisions, the Manager generally will follow the voting recommendations of RMG, except as briefly described below. Before any voting deadline, RMG will provide the Manager’s Head of Equity Investments (or his or her delegate) with a summary of the proposal and a recommendation based on the RMG Guidelines. In evaluating RMG’s recommendations, the Manager may consider information from many sources, including the Funds’ portfolio manager, the Manager’s Investment Strategy Committee, the management of a company presenting a proposal, shareholder groups, and other sources. The Manager believes that the recommendation of management should be given weight in determining how to vote on a particular proposal. The Manager’s Head of Equity Investments will then review RMG’s recommendations, and if he or she determines that it would be in the Funds’ best interests to vote the shares contrary to RMG’s recommendation, he or she must determine, based on reasonable inquiry, whether any material conflict of interest exists between the Funds, on the one hand, and the Manager, the Funds’ principal underwriter, or any person who is an affiliated person of the Funds, the Manager, or the Funds’ principal underwriter, on the other. If a material conflict of interest is determined to exist, the Head of Equity Investments may vote contrary to RMG’s recommendation only if the proposed voting recommendation of the Head of Equity Investments is reviewed by the Manager’s Investment Strategy Committee, which will determine how to vote the particular proxy. With respect to any such proxy votes, the information prepared by the Manager’s Investment Strategy Committee regarding any material conflict of interest identified will be summarized and presented to the Funds’ Board of Trustees at the next regularly scheduled meeting of the Board. The Manager’s Investment Strategy Committee also may establish certain proxy voting procedures for votes on certain matters that will override any RMG’s recommendation.

Copies of the Manager’s proxy voting policies and procedures are available without charge (i) by calling 800-531-USAA (8722); (ii) at usaa.com; and (iii) on the SEC’s website at http://www.sec.gov. Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge at usaa.com and (ii) on the SEC’s website at http://www.sec.gov.

Underwriter

The Trust has an agreement with IMCO for exclusive underwriting and distribution of the Funds’ shares on a continuing best efforts basis. This agreement provides that IMCO will receive no fee or other compensation for such distribution services.

Distribution and Shareholder Services Plan

The Board of Trustees has adopted a plan pursuant to Rule 12b-1 with respect to the Adviser Shares. The plan provides that the Adviser Shares may compensate the Manager, or such other persons as the Funds or the Manager designates, for services rendered and expenses borne in connection with activities primarily intended to result in the sale or retention of Adviser Shares, including: compensation to broker-dealers, financial intermediaries and other entities to pay or reimburse them for their services or expenses in connection with the distribution of Adviser Shares; printing and mailing of prospectuses, statements of additional information, and reports for other than existing shareholders; and the preparation and distribution of sales literature and advertising materials.  The plan also provides that the Adviser Shares may compensate the Manager, or such other persons as the Funds or the Manager designate, for services rendered and expenses borne in connection with the servicing and maintenance of Adviser Share accounts, including: compensation to organizations and employees who service Adviser Share accounts, and expenses of such organizations, including overhead and communication expenses; responding to inquiries from shareholders or their representatives requesting information regarding matters such as shareholder account or transaction status, net asset value of shares, performance, services, plans and options, investment policies, portfolio holdings, and distributions and taxation thereof; and responding to inquiries by and correspondence from shareholders. It is expected that most, if not all, payments under the plan will be made (either directly or indirectly through the Manager) to intermediaries other than the Manager, such as broker-dealers, banks, insurance companies, and retirement plan record keepers. Intermediaries may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing of the Adviser Share class, as well as for a wide variety of other purposes associated with supporting, distributing and servicing Adviser Shares.

Under the plan, the Adviser Share class of each Fund pays a fee at the annual rate of up to 0.25% of that class’s average daily net assets. The fee may be split among intermediaries based on the level of services provided. The amount of fees paid by an Adviser Share class during any year may be more or less than the cost of distribution and other services provided to that class and its shareholders. FINRA rules limit the amount of annual distribution and service fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The plan requires that the Manager provide, or cause to be provided, a quarterly written report identifying the amounts expended by the Adviser Shares and the purposes for which such expenditures were made to the Trustees for their review.

Prior to approving the plan, the Trustees considered various factors relating to the implementation of the plan and determined that there is a reasonable likelihood that the plan will benefit each Fund, its Adviser Shares, and the shareholders of the Adviser Shares. Among other things, the Trustees noted that, to the extent the plan allows a Fund to sell Adviser Shares in markets to which it would not otherwise have access, the plan may result in additional sales of Fund shares, including to USAA members who do not hold mutual fund accounts directly with the Manager, and would enhance each Fund’s competitive position in relation to other funds that have implemented or are seeking to implement similar distribution arrangements. In addition, certain ongoing shareholder services may be provided more effectively by intermediaries with which shareholders have an existing relationship.

The plan is renewable from year to year with respect to the Adviser Share class of each Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Trustees and (2) by a vote of the majority of the Non-Interested Trustees who have no direct or indirect financial interest in the operation of the plan or any Rule 12b-1 related agreements, cast in person at a meeting called for the purpose of voting on such approval. The plan may not be amended to increase materially the amount of fees paid by any Adviser Share class thereunder unless such amendment is approved by a majority vote of the outstanding shares of such class and by the Trustees in the manner prescribed by Rule 12b-1 under the 1940 Act. The plan is terminable with respect to any Fund’s Adviser Share class at any time by a vote of a majority of the Non-Interested Trustees who have no direct or indirect financial interest in the operation of the plan or any Rule 12b-1 related agreements, or by a majority vote of the outstanding shares in that class.

For the fiscal year ended May 31, 2011, the Funds paid distribution services fees for expenditures under the Distribution and Shareholder Services Plan with respect to their Adviser Shares as follows:

Fund	2011
Precious Metals and Minerals Fund (Adviser Shares)	$10,906
Emerging Markets Fund (Adviser Shares)	$11,016
International Fund (Adviser Shares)	$11,272
World Growth Fund (Adviser Shares)	$11,342
GNMA Trust (Adviser Shares)	$9,623

Other Compensation to Financial Intermediaries

In addition to the compensation paid by the Funds for the distribution and servicing of Adviser Shares described above, the Manager or its affiliates, from time to time may make additional payments to financial intermediaries for the sale and distribution of Adviser Shares of a Fund and for services to the Adviser Shares of a Fund and its shareholders. These non-plan payments may take the form of, among other things, “due diligence” payments for a dealer’s examination of the Funds and payments for providing extra employee training and information relating to Funds; “listing” fees for the placement of the Funds on a dealer’s list of mutual funds available for purchase by its customers; “finders” fees for directing investors to the Fund; “distribution and marketing support” fees or “revenue sharing” for providing assistance in promoting the sale of the Funds’ shares; payments for the sale of shares and/or the maintenance of share balances; CUSIP fees; maintenance fees; and set-up fees regarding the establishment of new accounts. The payments made by the Manager and its affiliates may be a fixed dollar amount or may be based on a percentage of the value of shares sold to, or held by, customers of the financial intermediary involved, and may be different for different financial intermediaries. The payments described above are made from the Manager’s or its affiliates’ own assets pursuant to agreements with the financial intermediaries and do not change the price paid by investors for the purchase of a Fund’s shares or the amount a Fund will receive as proceeds from such sales.

The payments described above may be made, at the discretion of the Manager or its affiliates, to financial intermediaries in connection with the sale and distribution of Adviser Shares of a Fund. The level of payments made to the financial intermediaries in any year will vary and normally will be based on a percentage of sales or assets attributable to that financial intermediary invested in the Adviser Shares class of a Fund. Furthermore, the Manager or its affiliates may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, and may sponsor various contests and promotions subject to applicable FINRA regulations in which participants may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the Manager or its affiliates also may: (i) pay for the travel expenses, meals, lodging and entertainment of financial intermediary representatives and their salespersons in connection with educational and sales promotional programs, (ii) sponsor speakers, educational seminars and charitable events and (iii) provide other sales and marketing conferences and other resources to financial intermediaries and their salespersons.

From time to time, the Manager or its affiliates also may pay a portion of the fees for administrative, networking, omnibus, operational and recordkeeping, sub-transfer agency and shareholder services at its or their own expense and out of its or their legitimate profits.

If investment advisers, distributors or affiliates of mutual funds pay compensation in differing amounts, financial intermediaries and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. You should consult your financial adviser and review carefully any disclosure by the financial intermediary as to compensation received by your financial adviser for more information about the payments described above.

Transfer Agent

USAA Shareholder Account Services (the Transfer Agent), 9800 Fredericksburg Road, San Antonio, Texas 78288, performs transfer agent services for the Trust under a Transfer Agency Agreement. Services include maintenance of shareholder account records, handling of communications with shareholders, distribution of Fund dividends, and production of reports with respect to account activity for shareholders and the Trust. For its services under the Transfer Agency Agreement, each Fund pays the Transfer Agent an annual fixed fee of $23 to $25.50 per account. The fee is subject to change at any time.

For its services under the Transfer Agency Agreement, the Managed Allocation Fund, Emerging Markets institutional shares, International institutional shares, Precious Metals and Minerals institutional shares, pays the Transfer Agent a fee computed daily and paid monthly, at an annual rate equal to one-tenth of one percent (0.10%) of the average net assets. In addition to the asset-based fee, the Transfer Agent also is entitled to reimbursement  from the Trust for all reasonable out-of-pocket expenses, charges and other disbursements incurred by it in connection with the performance of services under the Transfer Agency Agreement, including but not limited to: (1) the cost of any and all forms, statements, labels, envelopes, checks, tax forms, and other printed materials which is required by the Transfer Agent to perform its duties; (2) delivery charges, including postage incurred in delivering materials to, and receiving them from, the Trust and shareholders; (3) communication charges; (4) maintenance of shareholder records (including charges for retention and imaging); (5) tax reporting systems; (6) counsel fees; and (7) cash and asset management services. Also, the Transfer Agent is authorized to enter into third party service agreements in which the Trust will pay the Transfer Agent the lesser of (i) the amount payable by Transfer Agent to the servicing agent, or (ii) the amount that would have been paid to the Transfer Agent if all the accounts had been maintained by the agent maintained by the Transfer Agent. The fee is subject to change at any time.

The fee paid to the Transfer Agent includes processing of all transactions and correspondence. Fees are billed on a monthly basis at the rate of one-twelfth of the annual fee. Each Fund pays all out-of-pocket expenses of the Transfer Agent and other expenses which are incurred at the specific direction of the Trust. In addition, certain entities may receive payments directly or indirectly from the Transfer Agent, IMCO, or their affiliates for providing shareholder services to their clients who hold Fund shares.

PORTFOLIO MANAGER DISCLOSURE

Other Accounts Managed

USAA

The following table sets forth other accounts for which the Funds’ portfolio managers were primarily responsible for the day-to-day portfolio management as of the fiscal year ended May 31, 2011, unless otherwise specified.

	NUMBER OF OTHER ACCOUNTS MANAGED					NUMBER OF ACCOUNTS AND ASSETS FOR WHICH
	AND ASSETS BY ACCOUNT TYPE					ADVISORY FEE IS BASED ON PERFORMANCE
Fund Managed	Portfolio Manager	Registered Investment Company		Other Pooled Vehicles		Other Accounts		Registered Investment Company		Other Pooled Vehicles		Other Accounts
Balanced Strategy Fund		# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets
	Arnold J. Espe	5	$925.5M	0		0		2	$874.2 M	0		0
	John P. Toohey	11	$3,747.2 M	0		0		3	$655.5 M	0		0
	Wasif A. Latif	11	$3,747.2 M	0		0		3	$655.5 M	0		0
Growth and Tax Strategy Fund
	John C. Bonnell	8	$6,621.9 M	0		0		3	$3,415.2 M	0		0

Cornerstone Strategy Fund
Arnold J. Espe	5	$435.1 M	0	0	2	$383.7 M	0	0
Mark W. Johnson	4	$2,323.5 M	0	0	1	$2,316.5 M	0	0
Dan Denbow	4	$2,323.5 M	0	0	1	$2,316.5 M	0	0
John P. Toohey	11	$3,416.1 M	0	0	3	$324.4 M	0	0
Wasif A. Latif	11	$3,416.1 M	0	0	3	$324.4 M	0	0
Precious Metals and Minerals Fund
Mark W. Johnson	4	$112.7 M	0	0	1	$105.7 M	0	0
Dan Denbow	4	$112.7 M	0	0	1	$105.7 M	0	0
GNMA Trust
Margaret Weinblatt	2	$3437.0 M	0	0	1	$3,377.4 M	0	0
Managed Allocation Fund
John P. Toohey	11	$3,423.3 M	0	0	4	$806.1 M	0	0
Wasif A. Latif	11	$3,423.3 M	0	0	4	$806.1 M	0	0
Dan Denbow	4	$2,429.2 M	0	0	1	$2,422.1 M	0	0
Mark Johnson	4	$2,429.2 M	0	0	1	$2,422.1 M	0	0
Arnold Espe	5	$1,242.6 M	0	0	2	$1,191.3 M	0	0
R. Matthew Freund	5	$5,876.0 M	0	0	3	$5,817.4 M	0	0
Treasury Money Market Trust
Anthony M. Era	3	$5,185.8 M	0	0	2	$175.8 M	0	0

Conflicts of Interest: These portfolio managers provide portfolio management services only to investment companies in the USAA retail fund family and do not manage any private accounts or unregistered mutual funds. Portfolio managers make investment decisions for the funds they manage based on the fund’s investment objective, permissible investments, cash flow and other relevant investment considerations that they consider applicable to that portfolio. Therefore, portfolio managers could purchase or sell securities for one portfolio and not another portfolio, or can take similar action for two portfolios at different times, even if the portfolios have the same investment objective and permissible investments.

Potential conflicts of interest may arise when allocating and/or aggregating trades for funds with a performance fee and those without a performance fee. IMCO often will aggregate multiple orders for the same security for different mutual funds into one single order. To address these potential conflicts of interest, IMCO has adopted detailed procedures regarding the allocation of client orders, and such transactions must be allocated to funds in a fair and equitable manner.

The performance of each Fund is also periodically reviewed by IMCO’s Investment Strategy Committee (ISC), and portfolio managers’ have the opportunity to explain the reasons underlying a Fund’s performance. The ISC and the Trust’s Board of Trustees also routinely review and compare the performance of the Funds with the performance of other funds with the same investment objectives and permissible investments.

As discussed above, IMCO has policies and procedures designed to seek to minimize potential conflicts of interest arising from portfolio managers advising multiple funds. The mutual funds compliance department monitors a variety of areas to ensure compliance with the USAA Funds Compliance Program written procedures, including monitoring each Fund’s compliance with its investment restrictions and guidelines, and monitoring and periodically reviewing or testing transactions made on behalf of multiple funds to seek to ensure compliance with the USAA Funds Compliance Program written policies and procedures.

Compensation: IMCO’s compensation structure includes a base salary and an incentive component. The portfolio managers are officers of IMCO and their base salary is determined by the salary range for their official position, which is influenced by market and competitive considerations. The base salary is fixed but can change each year as a result of the portfolio manager’s annual evaluation or if the portfolio manager is promoted. Each portfolio manager also is eligible to receive an incentive payment based on the performance of the Fund(s) managed by the portfolio manager compared to each Fund’s comparative ranking against all funds within the appropriate Lipper category, or for money market funds within the appropriate iMoneyNet, Inc. category. Each Fund, except for the money market funds, has a performance fee component to the advisory fee earned by IMCO. The performance fee adjustment for these Funds is based on the Fund’s relative performance compared to the Fund’s comparative ranking against the appropriate Lipper index as set forth in the Fund’s prospectus. Portfolio managers will receive incentive payments under this plan only if the Funds they manage are at or above the 50th percentile compared to their industry peers, and the incentive payment increases the higher the Fund’s relative ranking in its peer universe. In determining the incentive payment of a portfolio manager who manages more than one Fund, IMCO considers the relative performance of each Fund in proportion to the total assets managed by the portfolio manager.

In addition to salary and incentive payments, portfolio managers also participate in other USAA benefits to the same extent as other employees. Also, USAA has established certain supplemental retirement programs and bonus program available to all officers of USAA-affiliated companies.

Portfolio Ownership: As of the fiscal year ended May 31, 2011, the portfolio managers of USAA beneficially owned securities of the Fund in which they managed in the following dollar range:

Portfolio Manager	Fund	Dollar Range
Arnold Espe	Cornerstone Strategy Fund	$10,001-$50,000
	Balanced Strategy Fund	$10,001-$50,000
	Managed Allocation Fund	None
John C. Bonnell	Growth and Tax Strategy Fund	None
Mark W. Johnson	Precious Metals and Minerals Fund	$100,001-$500,000
	Cornerstone Strategy Fund	$50,001-$100,000
	Managed Allocation Fund	None
Margaret “Didi” Weinblatt	GNMA Trust	$100,001-$500,000
R. Matthew Freund	Managed Allocation Fund	None
Dan Denbow	Precious Metals and Minerals Fund	$50,001-$100,000
	Cornerstone Strategy Fund	$10,001-$50,000
	Managed Allocation Fund	None
John P. Toohey	Managed Allocation Fund	None
	Cornerstone Strategy Fund	$10,001-$50,000
	Balanced Strategy Fund	None
Wasif A. Latif	Managed Allocation Fund	None
	Cornerstone Strategy Fund	None
	Balanced Strategy Fund	None
Anthony M. Era	Treasury Money Market Trust	None

NTI

The following table sets forth other accounts for which the Funds’ portfolio managers were primarily responsible for the day-to-day portfolio management as of the fiscal year ended May 31, 2011, unless otherwise specified.

	NUMBER OF OTHER ACCOUNTS MANAGED				NUMBER OF ACCOUNTS AND ASSETS FOR WHICH
	AND ASSETS BY ACCOUNT TYPE				ADVISORY FEE IS BASED ON PERFORMANCE
Fund Managed	Portfolio Manager	Registered Investment Company		Other Pooled Vehicles		Other Accounts	Registered Investment Company		Other Pooled Vehicles		Other Accounts
Growth and Tax Strategy Fund		# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets
Christopher A. Fronk		0		0		50 $.6 B		0		0		0
Michael Liao		0		0		23 $4.7 B		0		0		0

Material Conflicts of Interest: NTI’s portfolio managers are often responsible for managing one or more Funds and other accounts, including proprietary accounts, separate accounts, and other pooled investment vehicles, like unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle, which may have materially higher fee arrangements than a Fund and may also have a performance-based fee. The side-by-side management of the Funds, separate accounts, and pooled investment vehicles may raise potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades. In addition, certain trading practices like cross trading between a Fund and another account raise conflicts of interest issues. NTI has developed policies and procedures that are intended to mitigate those conflicts.

Compensation: Compensation for NTI index portfolio managers is based on the competitive marketplace and consists of a fixed-base salary plus a variable annual cash incentive award. In addition, non-cash incentives, such as stock options or restricted stock of Northern Trust Corporation, may be awarded from time to time. The annual incentive award is discretionary and is based on a qualitative and quantitative evaluation of each portfolio manager’s investment performance and contribution to his or her respective team plus the financial performance of the investment business unit and Northern Trust Corporation as a whole. The annual incentive award is not based on performance of the Funds or the amount of assets held in the Funds. Moreover, no material differences exist between the compensation structure for mutual fund accounts and other types of accounts.

Portfolio Ownership: As of May 31, 2011, no portfolio manager of NTI beneficially owned any shares of the USAA Fund they managed.

MFS

The following table sets forth other accounts for which the Funds’ portfolio managers were primarily responsible for the day-to-day portfolio management as of the fiscal year ended May 31, 2011, unless otherwise specified.

		NUMBER OF OTHER ACCOUNTS MANAGED						NUMBER OF ACCOUNTS AND ASSETS FOR WHICH
		AND ASSETS BY ACCOUNT TYPE						ADVISORY FEE IS BASED ON PERFORMANCE*
		Registered		Other Pooled				Registered		Other Pooled
Funds	Portfolio	Investment		Investment		Other		Investment		Investment		Other
Managed	Manager	Company		Vehicles		Accounts		Company		Vehicles		Accounts
International Fund		# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets
	Marcus L. Smith	10 $8.4 B		1 $645.4 M		23 $5.3 B		0 0		0 0		1 $467.3 M
	Daniel Ling	10 $8.4 B		1 $645.4 M		20 $4.5 B		0 0		0 0		1 $467.3 M

World Growth Fund		# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets
	David R. Mannheim	5 $1.8 B		11 $9.6B		71 $24.7 B		0 0		0 0		11 $2.9 B
	Roger Morley	4 $1.2 B		10 $9.5B		62 $20.9 B		0 0		0 0		11 $2.9 B

* Performance fees for any particular account are paid to MFS, not the portfolio manager, and the portfolio manager’s compensation is not determined by reference to the level of performance fees received by MFS.

Conflicts of Interest: MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both a USAA Fund and other accounts and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple funds and accounts (including proprietary accounts) give rise to potential conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons, and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances there are securities which are suitable for a Fund’s portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. A Fund’s trade allocation policies may give rise to conflicts of interest if the Fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely affect the value of a Fund’s investments. Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as a Fund is concerned. In most cases, however, MFS believes that a Fund’s ability to participate in volume transactions will produce better executions for a Fund.

MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than a Fund, for instance, those that pay a higher advisory fee and/or include an investment by the portfolio manager of a significant percentage of the portfolio manager’s assets.

Compensation: Portfolio manager compensation is reviewed annually. As of December 31, 2010, portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary – Base salary represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

Performance Bonus – Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the formers and less weight given to the latter.

The quantitative portion is based on pre-tax performance of assets managed by the portfolio manager over one-, three-, and five-year periods relative to peer group universes and/or indices (“benchmarks”).  As of December 31, 2010, the following benchmarks were used:

Portfolio Manager	Benchmark(s)
David Mannheim	MSCI World Index

Roger Morley	MSCI World Index

Marcus L. Smith	MSCI EAFE Index

Daniel Ling	MSCI EAFE Index

Additional or different benchmarks, including versions of indices and custom indices may also be used. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one-year and five year periods (adjusted as appropriate if the portfolio manager has served for less than five years).

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers also participate in benefit plans (including a defined contribution plan, and health, and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level as well as other factors.

Portfolio Ownership: As of the fiscal year ended August 30, 2011, no portfolio managers of MFS beneficially owned any securities of the USAA Funds they managed.

The Boston Company

The following table sets forth other accounts for which the Funds’ portfolio managers were primarily responsible for the day-to-day portfolio management as of the fiscal year ended May 31, 2011, unless otherwise specified.

		NUMBER OF OTHER ACCOUNTS MANAGED						NUMBER OF ACCOUNTS AND ASSETS FOR WHICH
		AND ASSETS BY ACCOUNT TYPE						ADVISORY FEE IS BASED ON PERFORMANCE

		Registered		Other Pooled				Registered		Other Pooled
Funds	Portfolio	Investment		Investment		Other		Investment		Investment			Other
Managed	Manager	Company		Vehicles		Accounts		Company		Vehicles			Accounts
Emerging Markets Fund		# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets
	D. Kirk Henry	16	$5.21B	8	$4.52B	23	$4.63B	0	$0	0	$0	1 $149.4M
	Carolyn M. Kedersha	16	$5.21B	8	$4.52B	23	$4.63B	0	$0	0	$0	1 $149.4M
	Warren Skillman	16	$5.21B	8	$4.52B	23	$4.63B	0	$0	0	$0	1 $149.4M

Conflicts of Interest: A conflict of interest is generally defined as a single person or entity having two or more interests that are inconsistent.  The Boston Company Asset Management, LLC (“TBCAM”) has implemented various policies and procedures that are intended to address the conflicts of interest that may exist or be perceived to exist at TBCAM.

These conflicts may include, but are not limited to when a portfolio manager is responsible for the management of more than one account; the potential arises for the portfolio manager to favor one account over another.  Generally, the risk of such conflicts of interest could increase if a portfolio manager has a financial incentive to favor one account over another.

This disclosure statement is not intended to cover all of the conflicts that exist within TBCAM, but rather to highlight the general categories of conflicts and the associated mitigating controls. Other conflicts are addressed within the policies of TBCAM.  Further, the Chief Compliance Officer of TBCAM shall maintain a Conflicts Matrix that further defines the conflicts specific to TBCAM.

New Investment Opportunities

Potential Conflict:  A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements.  If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation.

➢
TBCAM has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

Compensation

Potential Conflict:  A portfolio manager may favor an account if the portfolio manager’s compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager.  If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the bonus achieve the best possible performance to the possible detriment of other accounts.  Similarly, if TBCAM receives a performance-based advisory fee, the portfolio manager may favor that account, regardless of whether the performance of that account directly determines the portfolio manager’s compensation.

➢
Portfolio managers’ cash compensation is comprised primarily of a market-based salary and incentive compensation (annual and long term retention incentive awards).  Funding for the TBCAM Annual Incentive Plan and Long Term Retention Incentive Plan is through a pre-determined fixed percentage of overall TBCAM profitability.  In general, bonus awards are based initially on TBCAM’s financial performance.  However, awards for select senior portfolio managers are based initially on their individual investment performance (one, three, and five-year weighted).  In addition, awards for portfolio managers that manage alternative strategies are partially based on a portion of the fund’s realized performance fee.

Investment Objectives

Potential Conflict:  Where different accounts managed by the same portfolio manager have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise.  For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such a trading pattern could potentially disadvantage either account.

➢
To mitigate the conflict in this scenario TBCAM has in place a restriction in the order management system and requires a written explanation from the portfolio manager before determining whether to lift the restriction.  However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Trading

Potential Conflict:  A portfolio manager could favor one account over another in the allocation of shares or price in a block trade.  Particularly in cases when a portfolio manager buys or sells a security for a group of accounts in an aggregate amount that may influence the market price of the stock, certain portfolios could receive a more favorable price on earlier executions than accounts that participate subsequent fills.  The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price.

➢
When a portfolio manager intends to trade the same security for more than one account, TBCAM policy generally requires that such orders be “bunched,” which means that the trades for the individual accounts are aggregated and each portfolio receives the same average price.   Some accounts may not be eligible for bunching for contractual reasons (such as directed brokerage arrangements).  Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price.  Where those accounts or circumstances are involved, TBCAM will place the order in a manner intended to result in as favorable a price as possible for such client.

➢
To ensure that trades are being allocated in a fair and equitable manner consistent with our policies, performance dispersion among portfolios in all of TBCAM’s investment strategies is reviewed on a monthly basis.  While it is not practicable to examine each individual trade allocation, this performance analysis for strategy-specific portfolio groups provides a reasonable basis to confirm adherence to policy or to highlight potential outliers.

Personal Interest

Potential Conflict:  A portfolio manager may favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns.  For example, if the portfolio manager held an interest in a mutual fund that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

➢
All accounts with the same or similar investment objectives are part of a trading group.  All accounts in a particular trading group are managed and traded identically taking into account client imposed restrictions or cash flows.  As a result of this management and trading style an account in a trading group cannot be treated any differently than any other account in that trading group.

Outside Affiliations and Directorship

Potential Conflict:  Employees may serve as directors, officers or general partners of certain outside entities after obtaining the appropriate approvals in compliance with the Code of Conduct and BNY Mellon’s Corporate Policy on Outside Directorships and Offices (Policy I-A.022).  However, in view of the potential conflicts of interest and the possible liability for TBCAM, its affiliates and its employees, employees are urged to be cautious when considering serving as directors, officers, or general partners of outside entities.

➢
In addition to completing the reporting requirements set forth in the BNY Mellon corporate policies, employees should ensure that their service as an outside director, officer or general partner does not interfere with the discharge of their job responsibilities and must recognize that their primary obligation is to complete their assigned responsibilities at TBCAM in a timely manner.

Proxy Voting

Potential Conflict:  Whenever TBCAM owns the securities of client or prospective client in fiduciary accounts there is a potential conflict between the interests of the firm and the interests of the beneficiaries of our client accounts.

➢
Material conflicts of interest are addressed through the establishment of our parent company’s Proxy Committee structure.  It applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors.  Further, we engage a third party as an independent fiduciary to vote all proxies for BNY Mellon securities and Fund securities.

Personal Trading

Potential Conflict:  There is an inherent conflict where a portfolio manager manages personal accounts alongside client accounts.  Further, there is a conflict where other employees in the firm know of portfolio decisions in advance of trade execution and could potentially use this information to their advantage and to the disadvantage of TBCAM’s clients.

➢
Subject to the personal Securities Trading Policy, employees of TBCAM may buy and sell securities which are recommended to its clients; however, no employee is permitted to do so (a) where such purchase or sale would affect the market price of such securities, or (b) in anticipation of the effect of such recommendation on the market price.

➢
Consistent with the Securities Trading Policy relating to Investment Employees (which includes all Access Persons), approval will be denied for sales/purchases of securities for which investment transactions are pending and, at minimum, for two business days after transactions for the security were completed for client accounts.  Portfolio managers are prohibited from trading in a security for seven days before and after transactions in that security are completed for client accounts managed by that Portfolio Manager.

Client Commission Arrangements

Potential Conflict:  Use of client commissions to pay for services that benefit TBCAM and not client accounts.

➢
It is the policy of TBCAM to enter into client commission arrangements in a manner which will ensure the availability of the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934 and which will ensure that the firm meets its fiduciary obligations for seeking to obtain best execution for its clients.  Client commissions may be used for services that qualify as “research” or brokerage”.  All 3rd Party Commission services are justified in writing by the user specifically noting how the service will assist in the investment decision making process and approved by the Brokerage Practices Committee.

Consultant Business

Potential Conflict:  Many of our clients retain consulting firms to assist them in selecting investment managers.  Some of these consulting firms provide services to both those who hire investment managers (i.e. clients) and to investment management firms.  TBCAM may pay to attend conferences sponsored by consulting firms and/or purchase services from consulting firms where it believes those services will be useful to it in operating its investment management business.

➢	TBCAM does not pay referral fees to consultants.

Gifts

Potential Conflict:  Where investment personnel are offered gifts or entertainment by business associates that assist them in making or executing portfolio decisions or recommendations for client accounts a potential conflict exists.

The Code of Conduct sets forth broad requirements for accepting gifts and entertainment.  TBCAM’s Gift Policy supplements the Code of Conduct and provides further clarification for TBCAM employees.

➢
TBCAM has established a Gift Policy that supplements the BNY Mellon Code of Conduct and which requires certain reporting and/or prior approval when accepting gifts and entertainment valued in excess of predetermined ranges.  On a quarterly basis TBCAM Compliance Personnel review  the gifts and entertainment accepted by TBCAM Employees to ensure compliance with the BNY Mellon Code of Conduct and the TBCAM Gift Policy.

Affiliated Brokerage

Potential Conflict:  TBCAM is affiliated with certain BNY Mellon affiliated broker dealers.

➢
TBCAM does not execute brokerage transactions directly with BNY Mellon affiliated brokers.  An exception to this prohibition is where a client has provided affirmative written direction to TBCAM to execute trades through a BNY Mellon affiliated broker as part of a directed brokerage arrangement that the client has with such affiliated broker.  TBCAM also maintains Affiliated Brokerage and Underwriting Policy and Procedures.

Portfolio Ownership: As of the fiscal year ended May 31, 2011, no portfolio manager of The Boston Company beneficially owned any shares of the USAA Fund they managed.

QS Investors

The following table sets forth other accounts for which the Funds’ portfolio managers were primarily responsible for the day-to-day portfolio management as of August 1, 2011, unless otherwise specified.

	NUMBER OF OTHER ACCOUNTS MANAGED				NUMBER OF ACCOUNTS AND ASSETS FOR WHICH
	AND ASSETS BY ACCOUNT TYPE				ADVISORY FEE IS BASED ON PERFORMANCE
Fund Managed	Portfolio Manager	Registered Investment Company	Other Pooled Vehicles		Other Accounts		Registered Investment Company		Other Pooled Vehicles		Other Accounts
Balanced Strategy Fund	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets
Robert Wang*
Russell Shtern	15 $6.2B		3 $334 M		6 $1.6 B		0		0		0
*Robert Wang is a Global Head of Quantitative Strategies portfolio management, therefore all Quantitative Services accounts are under his supervision. He is not responsible for the day-to-day portfolio management of all these accounts. Note that Quantitative Services assets include all fee earning assets (assets under management, assets under administration, notional assets, and fund of funds.

Conflicts of Interest: QS Investors maintains policies and procedures reasonably designed to minimize material conflicts of interest inherent in circumstances when a portfolio manager has day-to-day portfolio management responsibilities for multiple portfolios. These conflicts may be real, potential, or perceived, and are described in detail below.

QS Investors and its portfolio management team may manage multiple portfolios with similar investment strategies. Investment decisions for each portfolio are generally made based on each portfolio’s investment objectives and guidelines, cash availability, and current holdings. Purchases or sales of securities for the portfolios may be appropriate for other portfolios with like objectives and may be bought or sold in different amounts and at different times in multiple portfolios. In these cases, transactions are allocated to portfolios in a manner believed by QS Investors to be the most equitable to each client, generally utilizing a pro rata allocation methodology. Purchase and sale orders for a portfolio may be combined with those of other portfolios in the interest of achieving the most favorable net results for all clients.

QS Investors may manage long-short strategies alongside long-only strategies. As such, the potential exists for short sales of securities in certain portfolios while the same security is held long in one or more other portfolios. In an attempt to mitigate the inherent risks of simultaneous management of long-short and long only strategies, QS Investors has established and implemented robust procedures to promote fair and equitable treatment of all portfolios. The procedures include monitoring and surveillance, supervisory reviews, and compliance oversight of short sale activity.

Portfolio managers may be responsible for managing multiple portfolios. Portfolio managers and are aligned by investment strategy and employ similar investment models across multiple portfolios to support equitable division of time and attention required to manage all portfolios under their management.

In certain cases, portfolios may include incentive-based fees, such as performance fees. These portfolios may be managed alongside other portfolios and are managed in the same manner as all other portfolios with like strategies; investment decisions and allocations are not based on the existence of performance or other incentive-based fees. To manage conflicts that may arise from management of portfolios with incentive-based fees, performance in portfolios with like strategies is regularly reviewed by management.

Investment professionals employed by QS Investors may manage personal accounts in which they have a fiduciary interest with holdings similar to those of client accounts. QS Investors has implemented a Code of Ethics which imposes restrictions on the ability of these professionals to place their own interests ahead of those of clients. Restrictions include reporting requirements, blackout periods, supervisory oversight and other measures designed to minimize conflict.

Compensation: Portfolio managers will be eligible for total compensation comprised of base salary and variable compensation.

Base Salary – Base salary will be linked to job functions, responsibilities, and financial services industry peer comparison through the use of extensive market data surveys.

Variable Compensation – Variable compensation for portfolio managers will be linked to the metrics they have responsibility for; checking and implementing research models, minimizing transaction costs and market impact, monitoring client portfolios for appropriate market risk and ensuring that no trading errors occur. The qualitative analysis of a portfolio manager’s individual performance will be based on, among other things, the results of an annual management and internal peer review process, and management's assessment of overall portfolio manager contributions to investor relations, the investment process and overall performance (distinct from fund and other account performance). Other factors, including contributions made to the investment team, as well as adherence to Compliance Policies and Procedures, Risk Management procedures, the firm’s Code of Ethics and “living the values” of the firm will also be factors.

Portfolio Ownership: As of August 1, 2011, no portfolio managers of QS Investors beneficially owned any securities of the USAA Balanced Strategy Fund.

Batterymarch

The following table sets forth other accounts for which the Funds’ portfolio managers were primarily responsible for the day-to-day portfolio management as of the fiscal year ended May 31, 2011, unless otherwise specified.

		NUMBER OF OTHER ACCOUNTS MANAGED						NUMBER OF ACCOUNTS AND ASSETS FOR WHICH
		AND ASSETS BY ACCOUNT TYPE						ADVISORY FEE IS BASED ON PERFORMANCE
		Registered		Other Pooled				Registered		Other Pooled
Funds	Portfolio	Investment		Investment		Other		Investment		Investment		Other
Managed	Manager	Company		Vehicles		Accounts		Company		Vehicles		Accounts
Cornerstone Strategy Fund*		# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets
	Adam J. Petryk	10 $4,154.4 M		22 $1,472.8 M		55 $5,950.4 M		0		1 $4.6 M		5 $134.4 M
	Stephen A. Lanzendorf	10 $4,154.4 M		22 $1,472.8 M		55 $5,950.4 M		0		1 $4.6 M		5 $134.4 M
	Michael P. McElroy	3 $899.9 M		7 $653.1 M		5 $1,502.2 M		0		0		0
Emerging Markets Fund*
	David W. Lazenby	1 $861.9 M		7 $3,744.9 M		17 $5,890.1 M		0		0		0
*The Funds are managed using a team approach, and members of the Global Developed Markets and Emerging Markets Investment Teams manage the portion of the Funds managed by Batterymarch. The portfolio managers named have primary responsibility for portfolio structure and for ensuring that the Funds comply with the investment objectives, guidelines and Batterymarch’s current investment strategies. Each account managed by their team is included in the number of accounts and total assets for the portfolio managers listed (even if such portfolio manager does not have primary involvement in the day-to-day management of the account.)

Conflict of Interest: As an investment adviser to multiple client accounts, Batterymarch recognizes that actual or potential conflicts of interest may arise in its business and accordingly has developed compliance policies and procedures that it believes are reasonably designed to detect, prevent and/or minimize the effects of such conflicts of interest. Nevertheless, clients should be aware that no set of policies and procedures can possibly anticipate or relieve all potential conflicts of interest. The following is a summary of certain potential conflicts of interest that may arise in managing multiple client accounts:

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity (including initial public offerings) that may be suitable for multiple funds and/or accounts, the investment opportunity may be allocated among these several funds or accounts, which may limit a client’s ability to take full advantage of the investment opportunity, due to liquidity constraints or other factors.

Batterymarch has adopted trade allocation procedures designed to ensure that allocations of limited investment opportunities are conducted in a fair and equitable manner between client accounts. Nevertheless, investment opportunities may be allocated differently among client accounts due to the particular characteristics of an account, such as the size of the account, cash position, investment guidelines and restrictions or its sector/country/region exposure or other risk controls, market restrictions or for other reasons.

Different Investment Strategies. Batterymarch provides investment advisory services for multiple funds and accounts and under multiple investment strategies and may give advice, and take action, with respect to any of those funds or accounts, that may differ from the advice given, or the timing or nature of action taken, with respect to any other individual fund or account. At times, one or more portfolio managers may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security.

For example, certain portfolio managers that manage long-only portfolios also manage portfolios that sell securities short. The stock selection models, risk controls and portfolio construction rules used by Batterymarch to manage its clients’ long-only portfolios may differ from the models and rules that are used to manage client account portfolios that hold securities short, which may result in similar securities being ranked differently for the different investment strategies. As a result, Batterymarch may purchase or sell a security in one or more of its long-only portfolios under management during the same day it executes an opposite transaction in the same or a similar security for one or more of its portfolios under management that hold securities short, and certain account portfolios may contain securities sold short that are simultaneously held as long positions in certain long-only portfolios managed by Batterymarch.

Timing of Trades. To lessen the market impact of securities transactions, Batterymarch often limits daily trading volumes and aggregates trades for multiple funds and accounts, where feasible. However, at times, some accounts may separately trade a particular security in advance of other accounts. In such situations, a purchase may increase the value of a security previously purchased by another account, or a sale or short sale in one account may lower the sale price received in a sale by a second account.

Broker Selection and Soft Dollar Usage. Portfolio managers may be able to influence the selection of broker-dealers that are used to execute securities transactions for the funds and/or accounts they manage. In addition to executing trades, some brokers and dealers provide brokerage and research services, which may result in the payment of higher brokerage commissions than might otherwise be available and may provide an incentive to increase trading with such brokers. All soft dollar arrangements in which Batterymarch is involved shall come within the safe harbor of Section 28(e) of the Securities Exchange Act of 1934, as amended, and the rules and interpretations thereof as issued by the Securities and Exchange Commission. Nonetheless, the research services obtained from brokers and dealers may be may be used to service other clients than those paying commissions to the broker-dealers providing the research services, and also may benefit some funds or accounts more than others.

Differences in Financial Incentives.  A conflict of interest may arise where the financial or other benefits available to a portfolio manager or an investment adviser differ among the funds and/or accounts under management. For example, when the structure of an investment adviser’s management fee differs among the funds and/or accounts under its management (such as where certain funds or accounts pay higher management fees or performance-based management fees), a portfolio manager might be motivated to favor certain funds and/or accounts over others. Performance-based fees could also create an incentive for an investment adviser to make investments that are riskier or more speculative. In addition, a portfolio manager might be motivated to favor funds and/or accounts in which he or she or the investment adviser and/or its affiliates have a financial interest. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record in a particular investment strategy or to derive other rewards, financial or otherwise, could influence a portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Batterymarch allows its employees to trade in securities that it recommends to advisory clients. Batterymarch’s employees may buy, hold or sell securities at or about the same time that Batterymarch is purchasing, holding or selling the same or similar securities for client account portfolios and the actions taken by such individuals on a personal basis may differ from, or be inconsistent with, the nature and timing of advice or actions taken by Batterymarch for its client accounts. Batterymarch and its employees may also invest in mutual funds and other pooled investment vehicles that are managed by Batterymarch. This may result in a potential conflict of interest since Batterymarch employees have knowledge of such funds’ investment holdings, which is non-public information.

Batterymarch seeks to avoid these potential conflicts of interest by acting in good faith and in the best interests of clients and by not favoring or making riskier investments for accounts paying performance-based or higher fees. Batterymarch generally requires portfolio decisions to be made on a product specific basis and requires average pricing of all aggregated orders. Additionally, the investment performance of composites, not individual client accounts, is generally considered a factor in determining portfolio managers’ compensation. Furthermore, Batterymarch has adopted a written Code of Ethics designed to prevent, limit and/or detect personal trading activities that may interfere or conflict with client interests.

Portfolio Ownership: As of May 31, 2011, no portfolio manager of Batterymarch beneficially owned any shares of the USAA Fund they managed.

QMA

The following table sets forth other accounts for which the Funds’ portfolio managers were primarily responsible for the day-to-day portfolio management as of the fiscal year ended May 31, 2011, unless otherwise specified.

NUMBER OF OTHER ACCOUNTS MANAGED	NUMBER OF ACCOUNTS AND ASSETS FOR WHICH
AND ASSETS BY ACCOUNT TYPE	ADVISORY FEE IS BASED ON PERFORMANCE
Registered	Other Pooled	Registered	Other Pooled
Funds	Portfolio	Investment	Investment	Other	Investment	Investment	Other
Managed	Manager	Company	Vehicles	Accounts	Company	Vehicles	Accounts
Cornerstone Strategy Fund	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets
Margaret Stumpp	42 $36.92 B	31 $4.96 B	102 $13.96 B	0	0	0
Jacob Pozharny	7 $1.39 B	11 $1.66 B	7 $2.13 B	0	0	0
John Van Belle	26 $31.99 B	12 $1.70 B	55 $5.19 B	0	0	0
 QMA Other Pooled Investment Vehicles” includes commingled insurance company separate accounts, commingled trust funds and other commingled investment vehicles. “QMA Other Accounts” includes single client accounts, managed accounts (which are counted as one account per managed account platform), asset allocation clients, and accounts of affiliates.

*  Accounts are managed on a team basis. If a portfolio manager is a member of a team, any account managed by that team is included in the number of accounts and total assets for such portfolio manager (even if such portfolio manager is not primarily involved in the day-to-day management of the account).

**Twelve of these accounts with aggregate assets of $3,146,889,621are subject to performance-based advisory fees

Conflicts of Interest: QMA is an indirect, wholly owned subsidiary of Prudential Financial, Inc. and is part of a full-scale global financial services organization, affiliated with insurance companies, investment advisers, and broker-dealers. QMA’s portfolio managers are often responsible for managing multiple accounts, including accounts of affiliates, institutional accounts, mutual funds, insurance company separate accounts, and various pooled investment vehicles. These affiliations and portfolio management responsibilities may cause potential and actual conflicts of interest. QMA aims to conduct itself in a manner it considers to be the most fair and consistent with its fiduciary obligations to all of its clients.

Like other investment advisers, QMA is subject to various conflicts of interest in the ordinary course of its business.  QMA strives to identify potential risks, including conflicts of interest, that are inherent in its business, and conducts formalized annual conflict of interest reviews.  When actual or potential conflicts of interest are identified, QMA seeks to address such conflicts through one or more of the following methods:

 Elimination of the conflict;
Disclosure of the conflict; or
Management of the conflict through the adoption of appropriate policies and procedures.

QMA follows Prudential Financial’s policies on business ethics, personal securities trading, and information barriers.  QMA has adopted a code of ethics, allocation policies and conflicts of interest policies, among others, and has adopted supervisory procedures to monitor compliance with its policies.  QMA cannot guarantee, however, that its policies and procedures will detect and prevent, or assure disclosure of, each and every situation in which a conflict may arise.

Side-by-Side Management of Accounts and Related Conflicts of Interest

Side-by-side management of multiple accounts can create incentives for QMA to favor one account over another.  Examples are detailed below, followed by a discussion of how QMA addresses these conflicts.

            Asset-Based Fees vs. Performance-Based Fees; Other Fee Considerations

QMA manages accounts with asset-based fees alongside accounts with performance-based fees.  Asset-based fees are calculated based on the value of a client’s portfolio at periodic measurement dates or over specified periods of time.  Performance-based fees are generally based on a share of the capital appreciation of a portfolio, and may offer greater upside potential to an investment manager than asset-based fees, depending on how the fees are structured.  This side-by-side management can create an incentive for QMA and its investment professionals to favor one account over another.  Specifically, QMA has the incentive to favor accounts for which it receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees.

In addition, since fees are negotiable, one client may be paying a higher fee than another client with similar investment objectives or goals.  In negotiating fees, QMA takes into account a number of factors including, but not limited to, the investment strategy, the size of a portfolio being managed, the relationship with the client, and the required level of service.  Fees may also differ based on account type.  For example, fees for commingled vehicles, including those that QMA subadvises, may differ from fees charged for single client accounts.

                Long Only/Long-Short Accounts
QMA manages accounts that only allow it to hold securities long as well as accounts that permit short selling.  QMA may, therefore, sell a security short in some client accounts while holding the same security long in other client accounts, creating the possibility that QMA is taking inconsistent positions with respect to a particular security in different client accounts.

                Compensation/Benefit Plan Accounts
QMA manages certain funds whose performance is considered in determining long-term incentive plan benefits for certain investment professionals.  Investment professionals involved in the management of those funds have an incentive to favor them over other accounts they manage in order to increase their compensation.  Additionally, QMA’s investment professionals may have an indirect interest in those funds if the funds are chosen as options in their 401(k) or deferred compensation plans offered by Prudential.

                Proprietary Accounts
QMA manages accounts on behalf of its affiliates as well as unaffiliated accounts.  QMA could have an incentive to favor accounts of affiliates over others.

                Non-Discretionary Accounts or Models
QMA provides non-discretionary model portfolios to some clients and manages other portfolios on a discretionary basis.  The non-discretionary clients may be disadvantaged if QMA delivers the model investment portfolio to them after it initiates trading for the discretionary clients, or vice versa.

                Large Accounts
Large accounts typically generate more revenue than do smaller accounts.  As a result, a portfolio manager has an incentive when allocating scarce investment opportunities to favor accounts that pay a higher fee or generate more income.

                Securities of the Same Kind or Class
QMA may buy or sell, or may direct or recommend that one client buy or sell, securities of the same kind or class that are purchased or sold for another client, at prices that may be different.  QMA may also, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account, due to differences in investment strategy or client direction.  Different strategies affecting trading in the same securities or types of securities may appear as inconsistencies in QMA’s management of multiple accounts side-by-side.

How QMA Addresses These Conflicts of Interest

The conflicts of interest described above with respect to different types of side-by-side management could influence QMA’s allocation of investment opportunities as well as its timing, aggregation and allocation of trades.  QMA has developed policies and procedures designed to address these conflicts of interest.

In keeping with its fiduciary obligations, QMA’s policies with respect to allocation and aggregation are to treat all of its accounts fairly and equitably.  QMA’s compliance procedures with respect to these policies include independent monitoring by its compliance unit of the timing, allocation and aggregation of trades and the allocation of investment opportunities.  These procedures are designed to detect patterns and anomalies in QMA’s side-by-side management and trading so that QMA may take measures to correct or improve its processes.  QMA’s trade management oversight committee, which consists of senior members of its management team, reviews trading patterns on a periodic basis.

QMA typically rebalances each portfolio on a regular schedule.  QMA seeks to aggregate trades for all portfolios rebalanced on any given day, where appropriate and consistent with its duty of best execution.  Orders are generally allocated at the time of the transaction, or as soon as possible thereafter, on a pro rata basis equal to each account's appetite for the issue when such appetite can be determined.  As mentioned above, QMA’s compliance unit performs periodic monitoring to determine that portfolios are rebalanced within the expected time frame.

QMA’s investment strategies generally require that QMA invest its clients’ assets in securities that are publicly traded and highly liquid.  QMA generally does not participate in initial public offerings.  These factors significantly reduce the risk that QMA could favor one client over another in the allocation of investment opportunities.

With respect to QMA’s management of long-short and long only accounts, the security weightings (positive or negative) in each account are always determined by a quantitative algorithm.  An independent review is performed by the compliance unit to assess whether any such positions would represent a departure from the quantitative algorithm used to derive the positions in each portfolio.  QMA’s review is also intended to confirm that if it has sold a security short in one portfolio, it did not overweight the same security in another portfolio, so that QMA’s view of a security is consistent across portfolios.

QMA’s Relationships with Affiliates and Related Conflicts of Interest

As an indirect wholly-owned subsidiary of Prudential Financial, QMA is part of a diversified, global financial services organization.  It is affiliated with many types of financial service providers, including broker-dealers, insurance companies and other investment advisers.  Some of its employees are officers of some of these affiliates.

Conflicts Related to QMA’s Affiliations

               Conflicts Arising Out of Legal Restrictions
QMA may be restricted by law, regulation or contract as to how much, if any, of a particular security it may purchase or sell on behalf of a client, and as to the timing of such purchase or sale.  These restrictions may apply as a result of QMA’s relationship with Prudential Financial and its other affiliates.  For example, QMA’s holdings of a security on behalf of its clients may, under some SEC rules, be aggregated with the holdings of that security by other Prudential Financial affiliates.  These holdings could, on an aggregate basis, exceed certain reporting thresholds unless QMA and Prudential monitor and restrict purchases.  In addition, QMA could receive material, non-public information with respect to a particular issuer from an affiliate and, as a result, be unable to execute purchase or sale transactions in securities of that issuer for our clients.  QMA is generally able to avoid receiving material, non-public information from its affiliates by maintaining information barriers to prevent the transfer of information between affiliates.

The Fund may be prohibited from engaging in transactions with its affiliates even when such transactions may be beneficial for the Fund.  Certain affiliated transactions are permitted in accordance with procedures adopted by the Fund and reviewed by the independent directors of the Fund.

Conflicts Arising Out of Securities Holdings and Other Financial Interests

QMA, Prudential Financial, Inc., the general account of the Prudential Insurance Company of America (PICA) and accounts of other affiliates of QMA (collectively, affiliated accounts) may, at times, have financial interests in, or relationships with, companies whose securities QMA may hold, purchase or sell in our client accounts.  This may occur, for example, because affiliated accounts hold public and private debt and equity securities of a large number of issuers and may invest in some of the same companies as QMA’s client accounts.  At any time, these interests and relationships could be inconsistent or in potential or actual conflict with positions held or actions taken by us on behalf of QMA’s client accounts.  For instance, QMA may invest client assets in the equity of companies whose debt is held by an affiliate.  QMA may also invest in the securities of one or more clients for the accounts of other clients.  While these conflicts cannot be eliminated, QMA has implemented policies and procedures, including adherence to PIM’s information barrier policy, that are designed to ensure that investments of clients are managed in their best interests.

A portion of the long-term incentive grant of some of QMA’s investment professionals will increase or decrease based on the annual performance of several of QMA’s advised accounts over a defined time period.  Consequently, some of QMA’s portfolio managers from time to time have financial interests in the accounts they advise.  To address potential conflicts related to these financial interests, QMA has procedures, including supervisory review procedures, designed to ensure that each of its accounts is managed in a manner that is consistent with QMA’s fiduciary obligations, as well as with the account’s investment objectives, investment strategies and restrictions.  Specifically, QMA’s Chief Investment Officer will perform a comparison of trading costs between the advised accounts whose performance is considered in connection with the long-term incentive grant and other accounts, to ensure that such costs are consistent with each other or otherwise in line with expectations.  The results of the analysis are discussed at a trade management meeting.  Additionally, QMA’s compliance group will review the performance of these accounts to ensure that it is consistent with the performance of other accounts in the same strategy that are not considered in connection with the grant.

Conflicts of Interest in the Voting Process

Occasionally, a conflict of interest may arise in connection with proxy voting.  For example, the issuer of the securities being voted may also be a client of QMA’s.  When QMA identifies an actual or potential conflict of interest between QMA and its clients, QMA votes in accordance with the policy of its proxy voting facilitator rather than its own policy.  In that manner, QMA seeks to assure the independence and objectivity of the vote.

Compensation: QMA’s investment professionals are compensated through a combination of base salary, a performance-based annual cash incentive bonus, and an annual long-term incentive grant. QMA regularly benchmarks its compensation program against leading asset management firms to monitor competitiveness.

The salary component is based on market data relative to similar positions within the industry as well as the past performance, years of experience and scope of responsibility of the individual.

An investment professional’s incentive compensation, including both the annual cash bonus and long-term incentive grant, primarily determined based on such person’s contribution to QMA’s goal of providing investment performance to clients consistent with portfolio objectives, guidelines and risk parameters, as well as such person’s qualitative contributions to the organization. An investment professional’s long-term incentive grant is currently divided into two components:  (i) 80% of the value of the grant is subject to increase or decrease based on the annual performance of certain QMA advised accounts, and (ii) 20% of the value of the grant consists of stock options and restricted stock of Prudential Financial, Inc.* (QMA’s ultimate parent company).  The long-term incentive grants are subject to vesting requirements. The incentive compensation of each investment professional is not based on the performance of the Fund (or any other individual account managed by QMA) or the value of the assets of the Fund (or any other individual account managed by QMA).

The size of the annual cash bonus pool available for individual grants is determined quantitatively based on two primary factors: 1) investment performance (pre-tax) of composites representing QMA’s various investment strategies on a 1-year and 3-year basis relative to appropriate market peer groups and the indices against which our strategies are managed, and 2) business results as measured by QMA’s pre-tax income.

The size of the annual long-term incentive pool available for individual grants is determined based on a percentage of the total compensation of QMA’s eligible employees for the prior year.

* Since 2009, the long-term awards for Investment Professionals below the level of Vice President are in the form of Restricted Stock only.

Portfolio Ownership: As of May 31, 2011, no portfolio manager of QMA beneficially owned any shares of the USAA Cornerstone Strategy Fund.

PORTFOLIO HOLDINGS DISCLOSURE

The Trust’s Board of Trustees has adopted a policy on selective disclosure of portfolio holdings. The Trust’s policy is to protect the confidentiality of each Fund’s portfolio holdings and prevent the selective disclosure of material non-public information about the identity of such holdings. To prevent the selective disclosure of portfolio holdings of the Funds, the general policy of the Funds is to not disclose any portfolio holdings of the Funds, other than the portfolio holdings filed with the SEC on Form N-CSR (i.e., annual and semiannual reports), Form N-Q (i.e., quarterly portfolio holdings reports), and Form N-MFP (i.e., monthly portfolio holdings reports for the Treasury Money Market Fund that will be made public 60 days after the end of the month to which the information pertains, beginning December 2010), and any portfolio holdings made available on usaa.com. This general policy shall not apply, however, in the following instances:

■      Where the person to whom the disclosure is made owes a fiduciary or other duty of trust or confidence to the Funds (e.g., auditors, attorneys, and Access Persons under the Funds’ Code of Ethics);

■      Where the person has a valid reason to have access to the portfolio holdings information and has agreed not to disclose or misuse the information (e.g., custodians, accounting agents, securities lending agents, Subadvisers, rating agencies, mutual fund evaluation services, such as Lipper Inc., and proxy voting agents);

■      As disclosed in this SAI; and

■      As required by law or a regulatory body.

If portfolio holdings are released pursuant to an ongoing arrangement with any party that owes a fiduciary or other duty of trust or confidence to the Fund or has a valid reason to have access to the portfolio holdings information and has agreed not to disclose or misuse the information, the Fund must have a legitimate business purpose for doing so, and neither the Fund, nor the Manager or its affiliates, may receive any compensation in connection with an arrangement to make available information about the Fund’s portfolio holdings. If the applicable conditions set forth above are satisfied, a Fund may distribute portfolio holdings to mutual fund evaluation services such as Lipper and broker-dealers that may be used by the Fund, for the purpose of efficient trading and receipt of  relevant research. In providing this information to broker-dealers, reasonable precautions are taken to avoid any potential misuse of the disclosed information.

The Fund also may disclose any and all portfolio information to its service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or agreement. These service providers include each Fund’s custodian, auditors, attorneys, investment adviser and Subadviser(s), administrator, and each of their respective affiliates and advisers.

Any person or entity that does not have a previously approved ongoing arrangement to receive non-public portfolio holdings information and seeks a Fund’s portfolio holdings information that (i) has not been filed with the SEC, or (ii) is not available on usaa.com, must submit its request in writing to the Fund’s Chief Compliance Officer (CCO), or USAA Securities Counsel, or their designee(s), who will make a determination whether disclosure of such portfolio holdings may be made and whether the relevant

Fund needs to make any related disclosure in its SAI. A report will be made to each Fund’s Board of Trustees at each quarterly meeting about (i) any determinations made by the CCO or USAA Securities Counsel, pursuant to the procedures set forth in this paragraph, and (ii) any violations of the portfolio holdings policy.

Each Fund intends to post its annual and semiannual reports, and quarterly schedules of portfolio holdings on usaa.com after these reports are filed with the SEC. In addition, each Fund intends to post its top ten holdings on usaa.com 15 days following the end of each month, and, the Treasury Money Market Fund will post information related to its portfolio holdings on usaa.com five business days at the end of each month and will keep such information on the website for six months thereafter.

In order to address potential conflicts of interest between the interests of a Fund’s shareholders, on the one hand, and the interests of the Fund’s investment adviser, principal underwriter, or certain affiliated persons, on the other, the Funds have adopted the policies described above (i) prohibiting the receipt of compensation in connection with an arrangement to make available information about a Fund’s portfolio holdings and (ii) requiring certain  requests for non-public portfolio holdings information to be approved by the CCO or USAA Securities Counsel, and then reported to the Fund’s Board, including the Non-Interested Trustees.

GENERAL INFORMATION

Custodian and Accounting Agent

State Street Bank and Trust Company, P.O. Box 1713, Boston, Massachusetts 02105, is the Trust’s custodian and accounting agent. The custodian is responsible for, among other things, safeguarding and controlling each Fund’s cash and securities, handling the receipt and delivery of securities, processing the pricing of each Fund’s securities, and collecting interest on each Fund’s investments. The accounting agent is responsible for, among other things, calculating each Fund’s daily NAV and other recordkeeping functions. In addition, assets of the Balanced Strategy, Cornerstone Strategy, Growth and Tax Strategy, Precious Metals and Minerals, Emerging Markets, International, and World Growth Funds may be held by certain foreign subcustodians and foreign securities depositories as agents of the Custodian in accordance with the rules and regulations established by the SEC.

Counsel

K&L Gates LLP, 1601 K Street N.W., Washington, DC 20006, reviews certain legal matters for the Trust in connection with the shares offered by the prospectus.

Independent Registered Public Accounting Firm

Ernst & Young LLP, 1800 Frost Bank Tower, 100 West Houston Street, San Antonio, Texas 78205, is the independent registered public accounting firm for the Funds. In this capacity, the firm is responsible for the audits of the annual financial statements of each Fund and reporting thereon.

APPENDIX A – LONG-TERM AND SHORT-TERM DEBT RATINGS

1. Long-Term Debt Ratings:

Moody’s Investors Services (Moody’s)

Aaa	Obligations rated Aaa are judged to be of the best quality, with minimal credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba     Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B      Obligations rated B are considered speculative and are subject to high risk.

Caa   Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some respect of recovery of principal and interest.

C	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aaa through C. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Standard & Poor’s Ratings Services (S&P)

AAA	An obligation rated AAA has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated AA differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated B is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC     An obligation rated CC is currently highly vulnerable to nonpayment.

C	An obligation rated C may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D
An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Ratings Ltd (Fitch)

AAA
Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
Very high credit quality. “AA” ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
High credit quality. “A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
Good credit quality. “BBB” ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB
Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B
Highly speculative. “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC	High default risk. “CCC” ratings indicate default is a real possibility. Capacity for meeting financial commitment is solely reliant upon sustained, favorable business or economic developments.

CC	High default risk. A “CC” rating indicates that default of some kind appears probable.

C	High default risk. “C” ratings signal imminent default.

DDD
Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest.

DD	Default. “DD” indicates potential recoveries in the range of 50%-90%.

D	Default. “D” indicates the lowest recovery potential, i.e. below 50%.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Dominion Bond Rating Service Limited

As is the case with all Dominion rating scales, long-term debt ratings are meant to give an indication of the risk that the borrower will not fulfill its full obligations in a timely manner with respect to both interest and principal commitments. Dominion ratings do not take factors such as pricing or market risk into consideration and are expected to be used by purchasers as one part of their investment process. Every Dominion rating is based on quantitative and qualitative considerations that are relevant for the borrowing entity.

AAA
Bonds rated “AAA” are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present that would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned, and the entity has established a creditable track record of superior performance. Given the extremely tough definition that Dominion has established for this category, few entities are able to achieve a AAA rating.

AA
Bonds rated “AA” are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition that Dominion has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits, which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

A
Bonds rated “A” are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the “A” category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.

BBB
Bonds rated “BBB” are of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present that reduce the strength of the entity and its rated securities.

BB
Bonds rated “BB” are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB area typically have limited access to capital markets and additional liquidity support and, in many cases, small size or lack of competitive strength may be additional negative considerations.

B
Bonds rated “B” are highly speculative and there is a reasonably high level of uncertainty which exists as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

CCC/
CC/C
Bonds rated in any of these categories are very highly speculative and are in danger of default of interest and principal. The degree of adverse elements present is more severe than bonds rated “B.” Bonds rated below “B” often have characteristics, which, if not remedied, may lead to default. In practice, there is little difference between the “C” to “CCC” categories, with “CC” and “C” normally used to lower ranking debt of companies where the senior debt is rated in the “CCC” to “B” range.

D         This category indicates bonds in default of either interest or principal.

Note: (high/low) grades are used to indicate the relative standing of a credit within a particular rating category. The lack of one of these designations indicates a rating that is essentially in the middle of the category. Note that “high” and “low” grades are not used for the AAA category.

A.M. Best Co, Inc. (A.M. Best)

A.M. Best’s Long-Term Debt Rating (issue credit rating) is an opinion as to the issuer’s ability to meet its financial obligations to security holders when due. These ratings are assigned to debt and preferred stock issues.

aaaAssigned to issues, where the issuer has, in A.M. Best’s opinion, an exceptional ability to meet the terms of the obligation.

aa  Assigned to issues, where the issuer has, in A.M. Best’s opinion, a very strong ability to meet the terms of the obligation.

a     Assigned to issues, where the issuer has, in A.M. Best’s opinion, a strong ability to meet the terms of the obligation.

bbbAssigned to issues, where the issuer has, in A.M. Best’s opinion, an adequate ability to meet the terms of the obligation; however, is more susceptible to changes in economic or other conditions.

bb
Assigned to issues, where the issuer has, in A.M. Best’s opinion, speculative credit characteristics generally due to a modest margin of principal and interest payment protection and vulnerability to economic changes.

b
Assigned to issues, where the issuer has, in A.M. Best’s opinion, very speculative credit characteristics generally due to a modest margin of principal and interest payment protection and extreme vulnerability to economic changes.

ccc, cc, c

Assigned to issues, where the issuer has, in A.M. Best’s opinion, extremely speculative credit characteristics, generally due to a modest margin of principal and interest payment protection and/or limited ability to withstand adverse changes in economic or other conditions.

d	In default on payment of principal, interest, or other terms and conditions. The rating also is utilized when a bankruptcy petition, or similar action, has been filed.

Ratings from “aa” to “bbb” may be enhanced with a “+” (plus) or “-” (minus) to indicate whether credit quality is near the top or bottom of a category.

2. Short-Term Debt Ratings:

Moody’s Municipal

MIG 1
This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Moody’s Demand Obligations

VMIG 1
This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2
This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3
This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG
This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Moody’s Corporate and Government

Prime-1	Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term promissory obligations.

Prime-2
Issuers rated Prime-2 have a strong ability for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree.

Prime-3
Issuers rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NP             Not Prime. Issues do not fall within any of the Prime rating categories.

S&P Municipal

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

S&P Corporate and Government

A-1
This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2	Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3
Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B	Issues rated “B” are regarded as having speculative capacity for timely payment.

C	This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D
Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the due date, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

Fitch

F1	Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit features.

F2	Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3	Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B	Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C	High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D	Default. Denotes actual or imminent payment default.

Dominion Commercial Paper

R-1 (high)
Short-term debt rated “R-1 (high)” is of the highest credit quality, and indicates an entity that possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels, and profitability, which are both stable and above average. Companies achieving an “R-1 (high)” rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition, which Dominion has established for an “R-1 (high),” few entities are strong enough to achieve this rating.

R-1 (middle)
Short-term debt rated “R-1 (middle)” is of superior credit quality and, in most cases, ratings in this category differ from “R-1 (high)” credits to only a small degree. Given the extremely tough definition, which Dominion has for the “R-1 (high)” category (which few companies are able to achieve), entities rated “R-1 (middle)” are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

R-1 (low)
Short-term debt rated “R-1 (low)” is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios are not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

R-2 (high),
R-2(middle),
R-2 (low)
Short-term debt rated “R-2” is of adequate credit quality and within the three subset grades, debt protection ranges from having reasonable ability for timely repayment to a level, which is considered only just adequate. The liquidity and debt ratios of entities in the “R-2” classification are not as strong as those in the “R-1” category, and the past and future trend may suggest some risk of maintaining the strength of key ratios in these areas. Alternative sources of liquidity support are considered satisfactory; however, even the strongest liquidity support will not improve the commercial paper rating of the issuer. The size of the entity may restrict its flexibility, and its relative position in the industry is not typically as strong as an “R-1 credit.” Profitability trends, past and future, may be less favorable, earnings not as stable, and there are often negative qualifying factors present, which could also make the entity more vulnerable to adverse changes in financial and economic conditions.

R-3 (high),
R-3 (middle),
R-3 (low)
Short-term debt rated “R-3” is speculative, and within the three subset grades, the capacity for timely payment ranges from mildly speculative to doubtful. “R-3” credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with “R-3” ratings would normally have very limited access to alternative sources of liquidity. Earnings would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

Note: The Dominion rating categories for short-term debt use “high,” “middle,” or “low” as subset grades to designate the relative standing of the credit within a particular rating category.

A.M. Best

AMB-1+	Assigned to issues, where the issuer has, in A.M. Best’s opinion, the strongest ability to repay short-term debt obligations.

AMB-1	Assigned to issues, where the issuer has, in A.M. Best’s opinion, an outstanding ability to repay short-term debt obligations.

AMB-2	Assigned to issues, where the issuer has, in A.M. Best’s opinion, a satisfactory ability to repay short-term debt obligations.

AMB-3
Assigned to issues, where the issuer has, in A.M. Best’s opinion, an adequate ability to repay short-term debt obligations; however, adverse economic conditions will likely lead to a reduced capacity to meet its financial commitments on shorter debt obligations.

AMB-4
Assigned to issues, where the issuer has, in A.M. Best’s opinion, speculative credit characteristics and is vulnerable to economic or other external changes, which could have a marked impact on the company’s ability to meet its commitments on short-term debt obligations.

d	In default on payment of principal, interest, or other terms and conditions. The rating is also utilized when a bankruptcy petition, or similar action, has been filed.

06088-1011

USAA MUTUAL FUNDS TRUST

PART C.OTHER INFORMATION

Item 23.Exhibits

a	(i)	USAA Mutual Funds Trust First Amended and Restated Master Trust Agreement dated April 20, 2006 (12)
	(ii)	USAA Mutual Funds Trust Second Amended and Restated Master Trust Agreement dated June 27, 2006 (15)

b		First Amended and Restated By-Laws, dated April 20, 2006 (12)

c		None other than provisions contained in Exhibits (a)(i), (a)(ii), and (b) above

d	(i)	Advisory Agreement dated August 1, 2001 with respect to the Florida Tax-Free Income and Florida Tax-Free Money Market Funds (7)
	(ii)	Management Agreement for the Extended Market Index Fund dated August 1, 2006 (15)
	(iii)	Advisory Agreement for the Nasdaq-100 Index Fund dated August 1, 2006 (15)
	(iv)	Management Agreement for the S&P 500 Index Fund dated August 1, 2006 (15)
	(v)	Advisory Agreement dated August 1, 2006 with respect to all other funds (15)
	(vi)	Investment Subadvisory Agreement between IMCO and BHMS dated August 1, 2006 (15)
	(vii)	Investment Subadvisory Agreement between IMCO and Batterymarch dated August 1, 2006 (15)
	(viii)	Investment Subadvisory Agreement between IMCO and The Boston Company dated August 1, 2006 (15)
	(ix)	Investment Subadvisory Agreement between IMCO and GMO dated August 1, 2006 (15)
	(x)	Investment Subadvisory Agreement between IMCO and Loomis Sayles dated August 1, 2006 (15)
	(xi)	Investment Subadvisory Agreement between IMCO and Marsico dated August 1, 2006 (15)
	(xii)	Investment Subadvisory Agreement between IMCO and MFS dated August 1, 2006 (15)
	(xiii)	Investment Subadvisory Agreement between IMCO and NTI dated August 1, 2006 (15)
	(xiv)	Investment Subadvisory Agreement between IMCO and OFI Institutional dated August 1, 2006 (15)
	(xv)	Investment Subadvisory Agreement between IMCO and Wellington Management dated August 1, 2006 (15)
	(xvi)	Investment Subadvisory Agreement between IMCO and Credit Suisse Asset Management, LLC dated October 2, 2006 (16)
	(xvii)	Amendment No. 1 to Investment Subadvisory Agreement between IMCO and Batterymarch dated August 1, 2006. (15)
	(xviii)	Investment Subadvisory Agreement between IMCO and Deutsche Investment Management Americas Inc. dated October 2, 2006 (16)
	(xix)	Amendment No. 2 to Investment Subadvisory Agreement between IMCO and Batterymarch dated October 2, 2006 (16)
	(xx)	Amendment No. 1 to Investment Subadvisory Agreement between IMCO and Deutsche Investment Management Americas Inc. (18)
	(xxi)	Investment Subadvisory Agreement between IMCO and Quantitative Management Associates dated July 9, 2007 (19)
	(xxii)	Investment Subadvisory Agreement between IMCO and UBS Global Asset Management dated July 9, 2007 (19)

	(xxiii)	Investment Subadvisory Agreement between IMCO and The Renaissance Group, LLC dated December 3, 2007 (22)
	(xxiv)	Investment Subadvisory Agreement between IMCO and Credit Suisse Securities (USA) LLC dated October 1, 2007 (22)
	(xxv)	Letter Agreement to Advisory Agreement adding Global Opportunities Fund (31)
	(xxvi)	Amendment No. 2 to Investment Subadvisory Agreement between IMCO and Deutsche Investment Management Americas Inc. (31)
	(xxvii)	Amendment No. 1 to Investment Subadvisory Agreement between IMCO and Quantitative Management (31)
	(xxviii)	Amendment No. 1 to Investment Subadvisory Agreement between IMCO and Credit Suisse Securities (USA) LLC (31)
	(xxix)	Amendment No. 1 to Investment Subadvisory Agreement between IMCO and The Boston Company (31)
	(xxx)	Amendment No. 1 to Investment Subadvisory Agreement between IMCO and Credit Suisse Asset Management, LLC (31)
	(xxxi)	Letter Agreement to Advisory Agreement adding Target Retirement Income Fund, Target Retirement 2020 Fund, Target Retirement 2030 Fund, Target Retirement 2040 Fund, and Target Retirement 2050 Fund (31)
	(xxxii)	Letter Agreement to Advisory Agreement adding Managed Allocation Fund (41)
	(xxxiii)	Investment Subadvisory Agreement between IMCO and Epoch Investment Partners, Inc. (40)
	(xxxiv)	Letter Agreement to Advisory Agreement adding Ultra Short-Term Bond Fund and Real Return Fund (51)
	(xxxv)	Investment Subadvisory Agreement between IMCO and QS Investors, LLC (52)
	(xxxvi) (xxxvii)	Amendment No. 1 to Investment Subadvisory Agreement between IMCO and Epoch Investment Partners, Inc. (55) Amendment No. 1 to Investment Subadvisory Agreement between IMCO and MFS (55)
e	(i)	Amended and Restated Underwriting Agreement dated April 30, 2010 (43)
	(ii)	Letter Agreement to Underwriting Agreement adding Ultra Short-Term Bond Fund and Real Return Fund (51)

f		Not Applicable

g	(i)	Amended and Restated Custodian Agreement dated July 31, 2006 with Fee Schedule dated November 28, 2006 (16)
	(ii)	Form of Custodian Agreement for Extended Market Index Fund (12)
	(iii)	Custodian Agreement for S&P 500 Index Fund dated July 31, 2006 (17)
	(iv)	Subcustodian Agreement dated March 24, 1994 (2)
	(v)	Fee Schedule dated January 1, 2010 (42)
	(vi)	Letter Agreement to the Amended and Restated Custodian Agreement adding Global Opportunities Fund (31)
(vii)
Amendment No. 1 to Amended and Restated Custodian Agreement adding Target Retirement Income Fund, Target Retirement 2020 Fund, Target Retirement 2030 Fund, Target Retirement 2040 Fund, and Target Retirement 2050 Fund (26)

	(viii)	Letter Agreement to the Amended and Restated Custodian Agreement adding Managed Allocation Fund (41)
	(viv)	Letter Agreement to the Amended and Restated Custodian Agreement adding Ultra Short-Term Bond Fund and Real Return Fund (51)

h	(i)	Transfer Agency Agreement dated November 13, 2002 (8)
	(ii)	Letter Agreement to Transfer Agency Agreement dated August 1, 2006 adding 37 funds (15)
	(iii)	Administration and Servicing Agreement dated August 1, 2001 with respect to the Florida Tax-Free Income and Florida Tax-Free Money Market Funds (7)
	(iv)	Letter Agreement dated August 1, 2006, to the Administration and Servicing Agreement for 37 Funds (15)
	(v)	Letter Agreement dated May 10, 1994 adding Texas Tax-Free Income Fund and Texas Tax-Free Money Market Fund (1)
	(vi)	Master Revolving Credit Facility Agreement with USAA Capital Corporation dated September 24, 2010 (52)
	(vii)	Agreement and Plan of Conversion and Termination with respect to USAA Mutual Fund, Inc. (15)
	(viii)	Agreement and Plan of Conversion and Termination with respect to USAA Investment Trust (15)
	(ix)	Agreement and Plan of Conversion and Termination with respect to USAA Tax Exempt Fund, Inc. (15)
(x)
Amended and Restated Master-Feeder Participation Agreement Among USAA Mutual Funds Trust, BlackRock Advisors, LLC, USAA Investment Management Company, and BlackRock Distributors, Inc. Dated as of October 1, 2006 (23)

	(xi)	Amended and Restated Subadministration Agreement dated October 1, 2006 (23)
	(xii)	Letter Agreement to the Transfer Agency Agreement adding Global Opportunities Fund (31)
	(xiii)	Letter Agreement to the Administration and Servicing Agreement adding Global Opportunities Fund (31)
(xiv)
Letter Agreement to the Transfer Agency Agreement adding Target Retirement Income Fund, Target Retirement 2020 Fund, Target Retirement 2030 Fund, Target Retirement 2040 Fund, and Target Retirement 2050 Fund (31)

(xv)
Letter Agreement to the Administration and Servicing Agreement adding Target Retirement Income Fund, Target Retirement 2020 Fund, Target Retirement 2030 Fund, Target Retirement 2040 Fund, and Target Retirement 2050 Fund (31)

	(xvi)	Letter Agreement to the Transfer Agency Agreement adding Managed Allocation Fund (41)
	(xvii)	Letter Agreement to the Administration and Servicing Agreement adding Managed Allocation Fund (41)
	(xviii)	Amendment to the Transfer Agency Agreement dated April 30, 2010 (43)
	(xviv)	Letter Agreement to the Transfer Agency Agreement adding Ultra Short-Term Bond Fund and Real Return Fund (51)
	(xx)	Letter Agreement to the Administration and Servicing Agreement adding Ultra Short-Term Bond Fund and Real Return Fund (51)
	(xxi)	Amendment to Administration and Servicing Agreement adding Institutional Share Classes dated September 1, 2011. (filed herewith)
	(xxii)	Amendment to Transfer Agency Agreement adding Institutional Share Classes dated September 1, 2011. (filed herewith)

i	(i)
Opinion and Consent of Counsel with respect to Cornerstone Strategy, Balanced Strategy, Growth and Tax Strategy, Emerging Markets, Emerging Markets Institutional Shares, International, International Institutional Shares, Precious Metals and Minerals, Precious Metals and Minerals Institutional Shares, and World Growth Funds, and GNMA and Treasury Money Market Trusts (herewith)

(ii)
Opinion and Consent of Counsel with respect to Aggressive Growth Fund Shares, Aggressive Growth Fund Institutional Shares, Growth Fund Shares, Growth Fund Institutional Shares, Growth & Income Fund Shares, Growth & Income Fund Adviser Shares, Income Fund Shares, Income Fund Institutional Shares, Income Fund Adviser Shares, Income Stock Fund Shares, Income Stock Fund Institutional Shares, Short-Term Bond Fund Shares,  Short-Term Bond Fund Institutional Shares, Short-Term Bond Fund Adviser Shares, Money Market Fund, Science & Technology Fund Shares, Science & Technology Fund Adviser Shares, First Start Growth Fund, Small Cap Stock Fund Shares, Small Cap Stock Fund Institutional Shares, Intermediate-Term Bond Fund Shares, Intermediate-Term Bond Fund Institutional Shares, Intermediate-Term Bond Fund Adviser Shares, High-Yield Opportunities Fund Shares, High-Yield Opportunities Fund Institutional Shares, High-Yield Opportunities Fund Adviser Shares, Capital Growth Fund, Value Fund Shares, Value Fund Institutional Shares, and Value Fund Adviser Shares (51)

(iii)
Opinion and Consent of Counsel with respect to Total Return Strategy, Extended Market Index, S&P 500 Index (Member shares and Reward shares), Nasdaq-100 Index, Global Opportunities, Real Return Fund Shares, Real Return Fund Institutional Shares, Ultra Short-Term Bond Fund, Target Retirement Income, Target Retirement 2020, Target Retirement 2030, Target Retirement 2040, and Target Retirement 2050 Funds (53)

(iv)
Opinion and Consent of Counsel with respect to Tax Exempt Long-Term, Tax Exempt Long-Term Adviser Shares, Tax Exempt Intermediate-Term, Tax Exempt Intermediate-Term Adviser Shares, Tax Exempt Short-Term, Tax Exempt Short-Term Adviser Shares, Tax Exempt Money Market, California Bond, California Bond Adviser Shares, California Money Market, New York Bond, New York Bond Adviser Shares, New York Money Market, Virginia Bond, Virginia Bond Adviser Shares, Virginia Money Market, Florida Tax-Free Income, and Florida Tax-Free Money Market Funds (55)

	(v)	Opinion and Consent of Counsel with respect to the Managed Allocation Fund (40)
(vi)
Opinion and Consent of Counsel with respect to Tax Exempt Long-Term Fund Adviser Shares, Tax Exempt Intermediate-Term Fund Adviser Shares, Tax Exempt Short-Term Fund Adviser Shares, California Bond Fund Adviser Shares, New York Bond Fund Adviser Shares, Virginia Bond Fund Adviser Shares, Emerging Markets Fund Adviser Shares, GNMA Trust Adviser Shares, International Fund Adviser Shares, Precious Metals and Minerals Fund Adviser Shares, and World Growth Fund Adviser Shares, (46)

j	(i)
Consent of Independent Registered Public Accounting Firm with respect to Cornerstone Strategy Fund, Balanced Strategy Fund, Growth and Tax Strategy Fund, Emerging Markets Fund shares, Emerging Markets institutional shares, International Fund shares, International Fund institutional shares, Precious Metals and Minerals Fund shares, Precious Metals and Minerals Fund institutional shares, World Growth Fund, GNMA Trust, and Treasury Money Market Trust (filed herewith)

(ii)
Consent of Independent Registered Public Accounting Firm with respect to Aggressive Growth Fund Shares, Aggressive Growth Fund Institutional Shares, Growth Fund Shares, Growth Fund Institutional Shares, Growth & Income Fund Shares, Growth & Income Fund Adviser Shares, Income Fund Shares, Income Fund Institutional Shares, Income Fund Adviser Shares, Income Stock Fund Shares, Income Stock Fund Institutional Shares, Short-Term Bond Fund Shares,  Short-Term Bond Fund Institutional Shares, Short-Term Bond Fund Adviser Shares, Money Market Fund, Science & Technology Fund Shares, Science & Technology Fund Adviser Shares, First Start Growth Fund, Small Cap Stock Fund Shares, Small Cap Stock Fund Institutional Shares, Intermediate-Term Bond Fund Shares, Intermediate-Term Bond Fund Institutional Shares, Intermediate-Term Bond Fund Adviser Shares, High-Yield Opportunities Fund Shares, High-Yield Opportunities Fund Institutional Shares, High-Yield Opportunities Fund Adviser Shares, Capital Growth Fund, Value Fund Shares, Value Fund Institutional Shares, and Value Fund Adviser Shares (51)

(iii)
Consent of Independent Registered Public Accounting Firm with respect to Total Return Strategy, Extended Market Index, S&P 500 Index (Member shares and Reward shares), Nasdaq-100 Index, Global Opportunities, Real Return Fund Shares, Real Return Fund Institutional Shares, Ultra Short-Term Bond Fund, Target Retirement Income, Target Retirement 2020, Target Retirement 2030, Target Retirement 2040, and Target Retirement 2050 Funds (53)

(iv)
Consent of Independent Registered Public Accounting Firm with respect to Tax Exempt Long-Term, Tax Exempt Long-Term  Adviser Shares, Tax Exempt Intermediate-Term, Tax Exempt Intermediate-Term Adviser Shares, Tax Exempt Short-Term, Tax Exempt Short-Term Adviser Shares, Tax Exempt Money Market, California Bond, California Bond Adviser Shares, California Money Market, New York Bond, New York Bond Adviser Shares, New York Money Market, Virginia Bond, Virginia Bond Adviser Shares, Virginia Money Market, Florida Tax-Free Income, and Florida Tax-Free Money Market Funds (55)

(v)
Consent of Independent Registered Public Accounting Firm with respect to Tax Exempt Long-Term Fund Adviser Shares, Tax Exempt Intermediate-Term Fund Adviser Shares, Tax Exempt Short-Term Fund Adviser Shares, California Bond Fund Adviser Shares, New York Bond Fund Adviser Shares, Virginia Bond Fund Adviser Shares, Emerging Markets Fund Adviser Shares, GNMA Trust Adviser Shares, International Fund Adviser Shares, Precious Metals and Minerals Fund Adviser Shares, and World Growth Fund Adviser Shares (46)

k		Omitted Financial Statements - Not Applicable

l		Subscriptions and Investment Letters
	(i)	Florida Bond Fund and Florida Money Market Fund dated June 25, 1993 (1)
	(ii)	Texas Tax-Free Income Fund and Texas Tax-Free Money Market Fund dated May 3, 1994 (1)
	(iii)	Subscription and Investment Letter for Global Opportunities Fund (31)
	(iv)	Subscription and Investment Letter for Target Retirement Income Fund, Target Retirement 2020 Fund, Target Retirement 2030 Fund, Target Retirement 2040 Fund, and Target Retirement 2050 Fund (31)
	(v)	Subscription and Investment Letter for Managed Allocation Fund (41)
	(vi)	Subscription and Investment Letter for Ultra Short-Term Bond Fund and Real Return Fund (51)

m		12b-1 Plans - (43)

n		18f-3 Plans
	(i)	Amended and Restated Multiple Class Plan Purchase to Rule 18f-3 USAA Mutual Funds Trust (S&P 500 Index Fund) (33)
	(ii)	Amended and Restated Multiple Class Plan Purchase to Rule 18f-3 USAA Mutual Funds Trust (47)

o		Reserved

p		Code of Ethics
	(i)	USAA Investment Management Company dated February15, 2011 (53)
	(ii)	Northern Trust Investments dated February 1, 2005 (14)
	(iii)	BlackRock, Inc. dated September 30, 2006 (16)
	(iv)	Batterymarch Financial Management, Inc. dated February 1, 2005 (14)
	(v)	Wellington Management Company, LLP dated October 1, 2008 (32)
	(vii)	Loomis, Sayles & Company, L.P. dated June 1, 2006 (15)
	(viii)	Grantham, Mayo, Van Otterloo & Co., LLC dated October 26, 2005 (15)
	(ix)	Barrow, Hanley, Mewhinney & Strauss, Inc. dated January 3, 2006 (24)
	(x)	The Boston Company Asset Management LLC dated November 2006 (17)
	(xi)	MFS Investment Management dated January 1, 2007 (17)
	(xii)	Credit Suisse Asset Management, LLC dated April 2006 (15)
	(xiii)	Quantitative Management Associates January 9, 2007 (19)
	(xv)	UBS Global Asset Management June 11, 2007(19)
	(xvi)	Renaissance Investment Management July 2007 (22)
	(xvii)	Epoch Investment Partners, Inc. December 4, 2009 (40)
	(xviii)	QS Investors, LLC (45)
	(xix)	Winslow Capital Management, Inc. (49)

q		Powers of Attorney
	(i)	Powers of Attorney for Christopher W. Claus, Michael Reimherr, Richard A. Zucker, Barbara B. Dreeben, Robert L. Mason, Barbara Ostdiek, and Roberto Galindo, Jr. dated May 25, 2010 (43)

(1)	Previously filed with Post-Effective Amendment No. 4 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 25, 1995).
(2)	Previously filed with Post-Effective Amendment No. 5 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 25, 1996).
(3)	Previously filed with Post-Effective Amendment No. 6 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 31, 1997).
(4)	Previously filed with Post-Effective Amendment No. 8 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on June 1, 1999).
(5)	Previously filed with Post-Effective Amendment No. 9 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on June 1, 2000).
(6)	Previously filed with Post-Effective Amendment No. 10 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on June 22, 2001).
(7)	Previously filed with Post-Effective Amendment No. 11 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 31, 2002).
(8)	Previously filed with Post-Effective Amendment No. 12 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 29, 2003).
(9)	Previously filed with Post-Effective Amendment No. 13 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on May 28, 2004).
(10)	Previously filed with Post-Effective Amendment No. 15 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on June 1, 2005).
(11)	Previously filed with Post-Effective Amendment No. 16 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 28, 2005).
(12)	Previously filed with Post-Effective Amendment No. 18 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on May 16, 2006).
(13)	Previously filed with Post-Effective Amendment No. 19 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on June 1, 2006).
(14)	Previously filed with Post-Effective Amendment No. 20 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 28, 2006).
(15)	Previously filed with Post-Effective Amendment No. 21 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on September 29, 2006).
(16)	Previously filed with Post-Effective Amendment No. 22 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on November 28, 2006).
(17)	Previously filed with Post-Effective Amendment No. 23 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on March 1, 2007).
(18)	Previously filed with Post-Effective Amendment No. 24 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on April 26, 2007).
(19)	Previously filed with Post-Effective Amendment No. 25 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 26, 2007).
(20)	Previously filed with Post-Effective Amendment No. 27 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on September 26, 2007).
(21)	Previously filed with Post-effective Amendment No. 28 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on September 28, 2007).

(22)	Previously filed with Post-effective Amendment No. 29 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on November 26, 2007).
(23)	Previously filed with Post-effective Amendment No. 30 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on February 29, 2008).
(24)	Previously filed with Post-effective Amendment No. 31 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on April 28, 2008).
(25)	Previously filed with Post-effective Amendment No. 32 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on May 9, 2008).
(26)	Previously filed with Post-effective Amendment No. 33 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on May 9, 2008).
(27)	Previously filed with Post-effective Amendment No. 34 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on May 30, 2008).
(28)	Previously filed with Post-effective Amendment No. 35 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 28, 2008).
(29)	Previously filed with Post-effective Amendment No. 37 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 31, 2008).
(30)	Previously filed with Post-effective Amendment No. 38 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 31, 2008).
(31)	Previously filed with Post-effective Amendment No. 40 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on September 26, 2008).
(32)	Previously filed with Post-effective Amendment No. 41 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on November 26, 2008).
(33)	Previously filed with Post-effective Amendment No. 42 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on April 29, 2009).
(34)	Previously filed with Post-effective Amendment No. 44 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 30, 2009).
(35)	Previously filed with Post-effective Amendment No. 45 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 31, 2009).
(36)	Previously filed with Post-effective Amendment No. 46 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on September 28, 2009).
(37)	Previously filed with Post-effective Amendment No. 47 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on September 30, 2009).
(38)	Previously filed with Post-effective Amendment No. 48 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on November 17, 2009).
(39)	Previously filed with Post-effective Amendment No. 49 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on November 25, 2009).
(40)	Previously filed with Post-effective Amendment No. 50 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on January 29, 2010).
(41)	Previously filed with Post-effective Amendment No. 51 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on February 26, 2010).
(42)	Previously filed with Post-effective Amendment No. 52 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on April 30, 2010).
(43)	Previously filed with Post-effective Amendment No. 53 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on May 26, 2010).
(44)	Previously filed with Post-effective Amendment No. 54 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 28, 2010).
(45)	Previously filed with Post-effective Amendment No. 55 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 29, 2010).

(46)	Previously filed with Post-effective Amendment No. 56 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 30, 2010).
(47)	Previously filed with Post-effective Amendment No. 57 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on August 2, 2010).
(48)	Previously filed with Post-effective Amendment No. 58 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on September 27, 2010).
(49)	Previously filed with Post-effective Amendment No. 59 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on September 30, 2010).
(50)	Previously filed with Post-effective Amendment No. 60 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on October 15, 2010).
(51)	Previously filed with Post-effective Amendment No. 61 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on November 24, 2010).
(52)	Previously filed with Post-effective Amendment No. 62 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on February 28, 2011).
(53)	Previously filed with Post-effective Amendment No. 63 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on April 29, 2011.
(54)	Previously filed with Post-effective Amendment No. 64 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on May 20, 2011.
(55)	Previously filed with Post-effective Amendment No. 65 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 28, 2011.
(56)	Previously filed with Post-effective Amendment No. 66 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on August 18, 2011.

Item 24.Persons Controlled by or Under Common Control with the Fund

Information pertaining to persons controlled by or under common control with Registrant is hereby incorporated by reference to the section captioned “Trustees and Officers of the Trust” in the Statement of Additional Information.

Item 25.Indemnification

Protection for the liability of the adviser and underwriter and for the officers and trustees of the Registrant is provided by two methods:

(a)The Trustee and Officer Liability Policy. This policy covers all losses incurred by the Registrant, its adviser and its underwriter from any claim made against those entities or persons during the policy period by any shareholder or former shareholder of any Fund by reason of any alleged negligent act, error or omission committed in connection with the administration of the investments of said Registrant or in connection with the sale or redemption of shares issued by said Registrant. The Trust will not pay for such insurance to the extent that payment therefor is in violation of the Investment Company Act of 1940 or the Securities Act of 1933.

(b)Indemnification Provisions under Agreement and Declaration of Trust. Under Article VI of the Registrant’s Agreement and Declaration of Trust, each of its Trustees and officers or any person serving at the Registrant’s request as directors, officers or trustees of another organization in which the Registrant has any interest as a shareholder, creditor or otherwise (“Covered Person”) shall be indemnified against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such an officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office (such conduct referred to hereafter as “Disabling Conduct”). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the Covered Person was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither “interested persons” of the Registrant as defined in section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) an independent legal counsel in a written opinion.

Expenses, including accountants and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time from funds attributable to the Fund of the Registrant in question in advance of the final disposition of any such action, suit or proceeding, provided that the Covered Person shall have undertaken to repay the amounts so paid to the Fund of the Registrant in question if it is ultimately determined that indemnification of such expenses is not authorized under this Article VI and (i) the Covered Person shall have provided security for such undertaking, (ii) the Registrant shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees who are not a party to the proceeding, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

As to any matter disposed of by a compromise payment by any such Covered Person pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved (a) by a majority of the disinterested Trustees who are not parties to the proceeding or (b) by an independent legal counsel in a written opinion.  Approval by the Trustees pursuant to clause (a) or by independent legal counsel pursuant to clause (b) shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with any of such clauses as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction to have been liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the Registrant’s Agreement and Declaration of the Trust or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, then the Registrant will, unless in the opinion of its counsel the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question of whether indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.Business and Other Connections of the Investment Adviser

Information pertaining to business and other connections of the Registrant’s investment adviser is hereby incorporated by reference to the section of the Prospectus captioned “Fund Management” and to the section of the Statement of Additional Information captioned “Trustees and Officers of the Trust.”

With respect to certain funds of the Registrant, IMCO currently engages the following subadvisers:

(a)Wellington Management Company, LLP (Wellington Management), located at 75 State Street, Boston, Massachusetts 02109, serves as a subadviser to the Aggressive Growth, Growth & Income, Science & Technology Fund, and Small Cap Stock Fund. The information required by this Item 26 with respect to each director and officer of Wellington Management is incorporated herein by reference to Wellington Management’s current Form ADV as amended and filed with the SEC.

(b)Loomis, Sayles & Company, L.P. (Loomis Sayles), located at One Financial Center, Boston, Massachusetts 02111, serves as a subadviser to the Growth Fund and Growth & Income Fund. The information required by this Item 26 with respect to each director and officer of Loomis Sayles is incorporated herein by reference to Loomis Sayles’ current Form ADV as amended and filed with the SEC.

(c)Grantham, Mayo, Van Otterloo & Co. LLC (GMO), located at 40 Rowes Wharf, Boston, Massachusetts 02110 serves as a subadviser to the Income Stock Fund. The information required by this Item 26 with respect to each director and officer of GMO is incorporated herein by reference to GMO’s current Form ADV as amended and filed with the SEC.

(d)Barrow, Hanley, Mewhinney & Strauss, Inc. (BHMS), located at 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201-2761, serves as a subadviser to the Growth & Income Fund and Value Fund. The information required by this Item 26 with respect to each director and officer of BHMS is incorporated herein by reference to BHMS’ current Form ADV as amended and filed with the SEC.

(e)Batterymarch Financial Management, Inc. (Batterymarch), located at 200 Clarendon Street, Boston, Massachusetts 02116, serves as a subadviser to the Cornerstone Strategy Fund, Capital Growth Fund, Small Cap Stock Fund, and Emerging Markets Fund. The information required by this Item 26 with respect to each director and officer of Batterymarch is incorporated herein by reference to Batterymarch’s current Form ADV as amended and filed with the SEC.

(f)Northern Trust Investments, N.A. (NTI), located at 50 S. LaSalle Street, Chicago, Illinois 60603, serves as a subadviser to the Growth and Tax Strategy Fund, S&P 500 Index Fund, and Nasdaq-100 Index Fund. The information required by this Item 26 with respect to each director and officer of NTI is incorporated herein by reference to NTI’s current Form ADV as amended and filed with the SEC.

(g)The Boston Company Asset Management, LLC (The Boston Company), located at Mellon Financial Center, One Boston Place, Boston, Massachusetts 02108-4408, serves as a subadviser to the Emerging Markets Fund and Global Opportunities Fund. The information required by this Item 26 with respect to each director and officer of The Boston Company is incorporated herein by reference to The Boston Company’s current Form ADV as amended and filed with the SEC, and is incorporated herein by reference.

(h)MFS Investment Management (MFS), located at 500 Boylston Street, Boston, Massachusetts 02116, serves as a subadviser to the International Fund and World Growth Fund. The information required by this Item 26 with respect to each director and officer of MFS is incorporated herein by reference to MFS’s current Form ADV as amended and filed with the SEC, and is incorporated herein by reference.

(i)QS Investors, LLC , 880 Third Avenue,  New York, New York 10022, serves as subadvisor to the Balanced Strategy Fund, Total Return Strategy Fund, and Global Opportunities Fund. The information required by this Item 26 with respect to each director and officer of QS Investors is incorporated herein by reference to QS Investors’ current Form ADV as amended and filed with the SEC.

(j)Quantitative Management Associates (QMA), located at 466 Lexington Avenue, New York, New York 10017, serves as subadvisor to the Cornerstone Strategy Fund and Global Opportunities Fund. The information required by this Item 26 with respect to each director and officer of QMA is incorporated herein by reference to QMA’s current Form ADV as amended and filed with the SEC.

(k)UBS Global Asset Management (UBS), located at One North Wacker Drive, Chicago, Illinois 60614, serves as subadvisor to the Growth & Income Fund. The information required by this Item 26 with respect to each director and officer of UBS is incorporated herein by reference to UBS’s current Form ADV as amended and filed with the SEC.

(l)The Renaissance Group, LLC (Renaissance), located at 625 Eden Park Drive, Suite 1200, Cincinnati, Ohio 45202, serves as a subadviser to the Growth Fund. The information required by this Item 26 with respect to each director and officer of Renaissance is incorporated herein by reference to Renaissance’s current Form ADV as amended and filed with the SEC.

(m)Epoch Investment Partners, Inc. located at 640 Fifth Avenue, 18th Floor, New York, New York 10019, serves as a subadviser to the Income Stock Fund. The information required by this Item 26 with respect to each director and officer of Epoch is incorporated herein by reference to Epoch’s current Form ADV as amended and filed with the SEC.

(n)Winslow Capital Management, Inc., located at 4720 IDS Tower, 80 South Eighth Street, Minneapolis, Minnesota 55402, serves as a subadviser to the Aggressive Growth Fund. The information required by this Item 26 with respect to each director and officer of Winslow is incorporated herein by reference to Winslow’s current Form ADV as amended and filed with the SEC.

Item 27. Principal Underwriters

(a)USAA Investment Management Company (the “Adviser”) acts as principal underwriter and distributor of the Registrant’s shares on a best-efforts basis and receives no fee or commission for its underwriting services.

(b)Following is information concerning directors and executive officers of USAA Investment Management Company.

Name and PrincipalPosition and OfficesPosition and Offices
   Business Address with Underwriter   with Fund

Christopher W. Claus 9800 Fredericksburg Road San Antonio, TX 78288	Chairman of the Board of Directors	President, Trustee and Vice Chairman of the Board of Trustees
Daniel S. McNamara 9800 Fredericksburg Road San Antonio, TX 78288	President and Director	Vice President

R. Matthew Freund 9800 Fredericksburg Road San Antonio, TX 78288	Senior Vice President, Investment Portfolio Management	Vice President
Christopher P. Laia 9800 Fredericksburg Road San Antonio, TX 78288	Vice President, Secretary and Counsel	Secretary
Roberto Galindo, Jr. 9800 Fredericksburg Road San Antonio, TX 78288	Assistant Vice President Mutual Fund Financial Administration	Treasurer
Jeffrey D. Hill 9800 Fredericksburg Road San Antonio, TX 78288	Assistant Vice President Compliance Mutual Funds	Chief Compliance Officer

(c)	Not Applicable

Item 28.Location of Accounts and Records

The following entities prepare, maintain and preserve the records required by Section 31(a) of the Investment Company Act of 1940 (the “1940 Act”) for the Registrant. These services are provided to the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Securities and Exchange Commission under the 1940 Act and such records are the property of the entity required to maintain and preserve such records and will be surrendered promptly on request.

USAA Investment Management Company 9800 Fredericksburg Road San Antonio, Texas 78288	Northern Trust Investments, N.A. 50 S. LaSalle Street Chicago, Illinois 60603

USAA Shareholder Account Services 9800 Fredericksburg Road San Antonio, Texas 78288	Chase Manhattan Bank 4 Chase MetroTech 18th Floor Brooklyn, New York 11245

State Street Bank and Trust Company 1776 Heritage Drive North Quincy, Massachusetts 02171

Wellington Management Company, LLP
75 State Street
Boston, Massachusetts 02109
(records relating to its functions as a subadviser with respect to the Aggressive Growth Fund, Growth & Income Fund, Science & Technology Fund, and Small Cap Stock Fund)

Loomis, Sayles & Company, L.P.
One Financial Center
Boston, Massachusetts 02111
(records relating to its functions as a subadviser with respect to the Growth Fund and Growth & Income Fund)
Grantham, Mayo, Van Otterloo & Co.
40 Rowes Wharf
Boston, Massachusetts 02110
(records relating to its functions as a subadviser with respect to the Income Stock Fund)

Barrow, Hanley, Mewhinney & Strauss, Inc.
3232 McKinney Avenue
15th Floor
Dallas, Texas 75204-2429
(records relating to its functions as a subadviser with respect to the Growth & Income Fund and Value Fund)

Batterymarch Financial Management, Inc.
200 Clarendon Street
Boston, Massachusetts 02116
(records relating to its functions as a subadviser with respect to the Cornerstone Strategy Fund, Capital Growth Fund, Small Cap Stock Fund, and Emerging Markets Fund)

Northern Trust Investments, N.A.
50 S. LaSalle Street
Chicago, Illinois 60603
(records relating to its functions as a subadviser to the Growth and Tax Strategy Fund, S&P 500 Index Fund, and Nasdaq-100 Index Fund)

The Boston Company Asset Management, LLC
Mellon Financial Center
One Boston Place
Boston, Massachusetts 02108-4408
(records relating to its functions as a subadviser with respect to the Emerging Markets Fund and Global Opportunities Fund)

MFS Investment Management
500 Boylston Street
Boston, Massachusetts 02116
(records relating to its functions as a subadviser with respect to the International Fund and World Growth Fund)

QS Investors, LLC
880 Third Avenue
New York, New York 10022
 (records relating to its functions as a subadviser with respect to the Balanced Strategy Fund, Total Return Strategy Fund, and Global Opportunities Fund)

Quantitative Management Associates
Jennison Associates LLC
466 Lexington Avenue
New York, New York 10017
(records relating to its functions as a subadviser with respect to the Cornerstone Strategy Fund and Global Opportunities Fund)

UBS Global Asset Management
One North Wacker Drive
Chicago, Illinois 60614
(records relating to its functions as a subadviser with respect to the Growth & Income Fund)

The Renaissance Group, LLC
625 Eden Park Drive, Suite 1200
Cincinnati, Ohio 45202
(records relating to its functions as a subadviser with respect to the Growth Fund)

Epoch Investment Partners, Inc.
640 Fifth Avenue, 18th Floor
New York, New York 10019
(records relating to its functions as a subadviser with respect to the Income Stock Fund)

Winslow Capital Management, Inc.,
4720 IDS Tower
80 South Eighth Street
Minneapolis, Minnesota 55402
(records relating to its functions as a subadviser with respect to the Aggressive Growth Fund)

Item 29.Management Services

Not Applicable.

Item 30.Undertakings

None.

SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that it meets all requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act and has duly caused this amendment to its registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of San Antonio and state of Texas on the 20th day of September, 2011.

                                                                      USAA MUTUAL FUNDS TRUST

                                                                                                                                                        /S/ CHRISTOPHER W. CLAUS
                                                                                                                          Christopher W. Claus
                                                               President

Pursuant to the requirements of the Securities Act, this amendment to the registration statement has been signed below by the following persons in the capacities and on the date(s) indicated.

(Signature)	(Title)	(Date)
/S/ RICHARD A. ZUCKER Richard A. Zucker	Chairman of the Board of Trustees	September 20, 2011
/S/ CHRISTOPHER W. CLAUS Christopher W. Claus	Vice Chairman of the Board of Trustees and President (Principal Executive Officer)	September 20, 2011
/S/ ROBERTO GALINDO, JR. Roberto Galindo, Jr.	Treasurer (Principal Financial and Accounting Officer)	September 20, 2011
/S/ BARBARA B. DREEBEN Barbara B. Dreeben	Trustee	September 20, 2011
/S/ ROBERT L. MASON Robert L. Mason	Trustee	September 20, 2011
/S/ BARBARA B. OSTDIEK Barbara B. Ostdiek	Trustee	September 20, 2011
/S/ MICHAEL F. REIMHERR Michael F. Reimherr	Trustee	September 20, 2011

EXHIBIT INDEX

Exhibit                                 Item                                                                                                                                                                        Page No.

h	(xxi)	Amendment to Administration and Servicing Agreement adding Institutional Share Classes dated September 1, 2011.	550

	(xxii)	Amendment to Transfer Agency Agreement adding Institutional Share Classes dated September 1, 2011.	556

i	(i)	Opinion and Consent of Counsel with respect to Cornerstone Strategy, Balanced Strategy, Growth and Tax Strategy, Emerging Markets, Emerging Markets Institutional Shares, International, International Institutional Shares, Precious Metals and Minerals, Precious Metals and Minerals Institutional Shares, and World Growth Funds, and GNMA and Treasury Money Market Trusts	560
j	(i)	Consent of Independent Registered Public Accounting Firm with respect to Cornerstone Strategy Fund, Balanced Strategy Fund, Growth and Tax Strategy Fund, Emerging Markets Fund shares, Emerging Markets institutional shares, International Fund shares, International Fund institutional shares, Precious Metals and Minerals Fund shares, Precious Metals and Minerals Fund institutional shares, World Growth Fund, GNMA Trust, and Treasury Money Market Trust	564